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                                                Securities Act File No. 33-68090
                                        Investment Company Act File No. 811-7988

                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

                  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    /X/

                         Pre-Effective Amendment No.                         / /

                       Post-Effective Amendment No. 44                       /X/

                                     and/or

           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT           /X/
                                     OF 1940

                              Amendment No. 44                               /X/

                          LORD ABBETT INVESTMENT TRUST
                          ----------------------------
                Exact Name of Registrant as Specified in Charter

               90 Hudson Street Jersey City, New Jersey 07302-3973
               ---------------------------------------------------
                      Address of Principal Executive Office

                  Registrant's Telephone Number (800) 201-6984
                  --------------------------------------------

          Christina T. Simmons, Vice President and Assistant Secretary
               90 Hudson Street Jersey City, New Jersey 07302-3973
               ---------------------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

/ /  immediately on filing pursuant to paragraph (b)

/X/  on April 1, 2006 pursuant to paragraph (b)

/ /  60 days after filing pursuant to paragraph (a) (1)

/ /  on _____________ pursuant to paragraph (a) (1) of Rule 485

/ /  75 days after filing pursuant to paragraph (a) (2)

/ /  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
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[LORD ABBETT LOGO]

LORD ABBETT STRATEGIC                                     APRIL 1,
  ALLOCATION FUNDS                                          2006
   INCOME STRATEGY FUND
   BALANCED STRATEGY FUND                               PROSPECTUS
   WORLD GROWTH & INCOME
    STRATEGY FUND


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


                                                                        PAGE
                     THE FUNDS

    Information about   Income Strategy Fund, Balanced Strategy
  the goal, principal     Fund, and World Growth & Income
strategy, main risks,     Strategy Fund                                   2
   performance, fees,   Additional Investment Information                 21
         and expenses   Management                                        29
                        Past Performance of Underlying Funds
                          for Income Strategy Fund and World
                          Growth & Income Strategy Fund                   31

                   YOUR INVESTMENT

                        Purchases                                         43
                        Sales Compensation                                59
      Information for   Opening Your Account                              64
        managing your   Redemptions                                       66
         Fund account   Distributions and Taxes                           67
                        Services For Fund Investors                       69

                 FINANCIAL INFORMATION

 Financial Highlights   Income Strategy Fund                              71
                        Balanced Strategy Fund                            75
                        World Growth & Income Strategy Fund               79

                 ADDITIONAL INFORMATION

    How to learn more   Back Cover
      about the Funds
            and other
    Lord Abbett Funds

                                    THE FUNDS

GOAL

The Income Strategy Fund's investment objective is to seek a high level of current income.

The Balanced Strategy Fund's investment objective is to seek current income and capital growth.

The World Growth & Income Strategy Fund's investment objective is to seek long-term capital appreciation and growth of income.

PRINCIPAL STRATEGY

Each Fund is a "fund of funds" - meaning it invests in other mutual funds rather than directly in portfolio securities like stocks, bonds and money market instruments. To pursue its goal, each Fund uses an asset allocation investment process to invest in other funds managed by Lord, Abbett & Co. LLC ("Lord Abbett") representing specific market segments. The underlying funds generally focus their investments in either equity securities, including common and preferred stocks, warrants and similar instruments, or fixed income securities, which may include investment grade or high-yield debt securities, and mortgage-related securities. Certain underlying funds invest substantially all or a significant portion of their assets in foreign securities.

The Funds will generally seek to allocate investments in domestic and foreign equity funds and fixed income funds in a proportion that the manager believes is best suited to achieving each Fund's investment objective in light of current market conditions. Under normal circumstances, the World Growth & Income Strategy Fund will allocate investments among the underlying funds such that, through the underlying funds, it will diversify its investments among a number of different countries throughout the world. The Funds will decide in which of the underlying funds they will invest at any particular time, as well as the relative amounts invested in those funds. The Funds may change the amounts invested in any or all of the underlying funds at any time without shareholder approval.

[SIDENOTE]

WE OR THE FUND refers to Lord Abbett Income Strategy Fund ("Income Strategy Fund"), or Lord Abbett Balanced Strategy Fund, ("Balanced Strategy Fund"), or Lord Abbett World Growth & Income Strategy Fund ("World Growth & Income Strategy Fund"), each a series of Lord Abbett Investment Trust (the "Trust").

2
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The table below sets forth the approximate current percentage of assets and percentage range of assets of each Fund to be invested in the underlying equity and fixed income funds ("Target Allocation" and "Target Range," respectively). In each case "assets" does not include cash or cash equivalent transactions. These percentages apply at the time of purchase of a particular underlying fund. The Income Strategy Fund will be more heavily invested in fixed income funds than equity funds, while the World Growth & Income Strategy Fund will be more heavily invested in equity funds than fixed income funds. The Balanced Strategy Fund will be more evenly invested in fixed income funds and equity funds than the Income Strategy Fund and World Growth & Income Strategy Fund.


INCOME STRATEGY FUND


UNDERLYING FUNDS
BY CATEGORY        TARGET ALLOCATION   TARGET RANGE
---------------------------------------------------
Equity                    25%            15% - 35%
Fixed Income              75%            65% - 85%


BALANCED STRATEGY FUND


UNDERLYING FUNDS
BY CATEGORY        TARGET ALLOCATION   TARGET RANGE
---------------------------------------------------
Equity                    60%            40% - 80%
Fixed Income              40%            20% - 60%


WORLD GROWTH & INCOME STRATEGY FUND


UNDERLYING FUNDS
BY CATEGORY        TARGET ALLOCATION   TARGET RANGE
---------------------------------------------------
Equity                    75%            70% - 90%
Fixed Income              25%            10% - 30%


[SIDENOTE]

The UNDERLYING FUNDS have their own investment objectives and policies. These funds currently consist of:

-  LORD ABBETT AFFILIATED FUND ("Affiliated Fund")
-  LORD ABBETT ALL VALUE FUND ("All Value Fund")
-  LORD ABBETT AMERICA'S VALUE FUND ("America's Value Fund")
-  LORD ABBETT BOND-DEBENTURE FUND ("Bond-Debenture Fund")
-  LORD ABBETT CORE FIXED INCOME FUND ("Core Fixed Income Fund")
-  LORD ABBETT GROWTH OPPORTUNITIES FUND ("Growth Opportunities Fund")
-  LORD ABBETT HIGH YIELD FUND ("High Yield Fund")
-  LORD ABBETT INTERNATIONAL CORE EQUITY FUND ("International Core Equity Fund")
- LORD ABBETT INTERNATIONAL OPPORTUNITIES FUND ("International Opportunities Fund")
-  LORD ABBETT LARGE-CAP CORE FUND ("Large-Cap Core Fund")
-  LORD ABBETT LARGE-CAP GROWTH FUND ("Large-Cap Growth Fund")
- LORD ABBETT LIMITED DURATION U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND ("Limited Duration Fund")
-  LORD ABBETT MID-CAP VALUE FUND ("Mid-Cap Value Fund")
-  LORD ABBETT TOTAL RETURN FUND ("Total Return Fund")
- LORD ABBETT U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND ("U.S. Government & Government Sponsored Enterprises Fund")
-  LORD ABBETT VALUE OPPORTUNITIES FUND ("Value Opportunities Fund")

                                                                               3
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UNDERLYING FUNDS

Each Fund may invest in the separate underlying funds shown below, each with its own investment objective and policies. The table below sets forth the approximate current Target Range of assets of each Fund to be invested in the underlying funds. These percentages apply at the time of purchase of a particular underlying fund.

                                                 INCOME    BALANCED   WORLD GROWTH
                                                STRATEGY   STRATEGY     & INCOME
                                                  FUND       FUND     STRATEGY FUND
US EQUITY FUNDS
  Affiliated Fund                                   5-20%    0 - 80%         0 - 20%
  All Value Fund                                             0 - 10%
  Growth Opportunities Fund                                  0 - 10%         0 - 20%
  Large-Cap Core Fund                                        0 - 80%        15 - 25%
  Large-Cap Growth Fund                                                      0 - 20%
  Mid-Cap Value Fund                                         0 - 10%
  Value Opportunities Fund                                                   0 - 20%
INTERNATIONAL EQUITY FUNDS
  International Core Equity Fund                             0 - 10%        15 - 50%
  International Opportunities Fund                                           0 - 15%
US EQUITY/FIXED INCOME FUNDS
  America's Value Fund                           10 - 20%
US FIXED INCOME FUNDS
  Bond-Debenture Fund                                        0 - 60%
  Core Fixed Income Fund                                     0 - 10%
  High Yield Fund                                10 - 40%
  Limited Duration Fund                           0 - 30%                    0 - 30%
  Total Return Fund                              20 - 50%    0 - 60%         0 - 30%
  U.S. Government Fund                                       0 - 10%

UNDERLYING FUNDS' DESCRIPTIONS

The following is a concise description of the investment objectives and practices of each underlying fund. No offer is made in this Prospectus of the shares of the underlying funds.

THE AFFILIATED FUND'S investment objective is long-term growth of capital and income without excessive fluctuations in market value. The Affiliated Fund normally invests at least 80% of its net assets in EQUITY SECURITIES of LARGE, seasoned U.S. and MULTINATIONAL COMPANIES. In selecting investments, the Affiliated Fund attempts to invest in securities selling at reasonable prices in relation to its assessment of their potential value.

[SIDENOTE]

EQUITY SECURITIES may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.


LARGE COMPANIES are companies having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index, a widely-used benchmark for large-cap stock performance. As of July 1, 2005, the market capitalization range of the Russell 1000(R) Index was $890 million to $368.2 billion. This range varies daily.


MULTINATIONAL COMPANIES are those companies that conduct their business operations and activities in more than one country.

4
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THE ALL VALUE FUND'S investment objective is long-term growth of capital and income without excessive fluctuations in market value. The All Value Fund purchases equity securities of U.S. and multinational companies in all market capitalization ranges that it believes are undervalued. Under normal circumstances, the fund will invest at least 50% of its net assets in equity securities of large, seasoned companies. The fund may invest its remaining assets in mid-sized and small company equity securities.


THE AMERICA'S VALUE FUND'S investment objective is to seek current income and capital appreciation. The America's Value Fund normally invests in equity securities of companies with market capitalizations greater than $500 million at the time of purchase and fixed income securities of various types. This market capitalization threshold may vary in response to changes in the markets. Under normal circumstances, the fund invests at least 65% of its net assets in equity securities and may invest its remaining assets in equity or fixed income securities. The fund invests under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity and fixed income securities issued by companies organized in or maintaining their principal place of business in the United States, or whose securities are traded primarily in the United States. The fund may invest up to 20% of its net assets in foreign securities that are primarily traded outside the United States.


THE BOND-DEBENTURE FUND'S investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return. The Bond-Debenture Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities of various types. These securities may include all types of bonds, debentures, mortgage-related and other asset backed securities, HIGH-YIELD DEBT SECURITIES or "junk bonds," INVESTMENT GRADE DEBT SECURITIES, U.S. Government securities, equity-related securities such as convertibles and debt securities with warrants, and emerging market debt securities. At least 20% of its assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents. The fund may invest up to 20% of its net assets in equity securities. Under normal circumstances, the duration of the fund's debt securities will be between three and seven years with an average maturity of five to twelve years.

[SIDENOTE]

HIGH-YIELD DEBT SECURITIES (sometimes called "lower rated bonds" or "junk bonds") are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. High-yield debt securities have a higher risk of default than investment grade debt securities, and their prices are much more volatile. The market for high-yield debt securities may also be less liquid.

INVESTMENT GRADE DEBT SECURITIES are debt securities that are rated within the four highest grades assigned by Moody's Investor Service, Inc. (Aaa, Aa, A,
Baa), Standard & Poor's Ratings Services (AAA, AA, A, BBB) or Fitch Investors Service (AAA, AA, A, BBB) (each a "Rating Agency") or are unrated but determined by Lord Abbett to be of comparable quality.

                                                                               5
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THE CORE FIXED INCOME FUND'S investment objective is to seek income and capital appreciation to produce a high total return. The Core Fixed Income Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities of various types. These securities primarily include U.S. Government, mortgage-related, and investment grade debt securities, including those issued by non-U.S. entities but denominated in U.S. dollars (known as "Yankees"). The fund expects to maintain its average duration range within two years of the bond market's duration as measured by the Lehman Brothers Aggregate Bond Index (currently approximately four and one-half years).

THE GROWTH OPPORTUNITIES FUND'S investment objective is to seek capital appreciation. The Growth Opportunities Fund uses a growth style of investing favoring companies that show the potential for strong revenue and earnings growth. Under normal circumstances, the fund invests at least 65% of its net assets in equity securities of mid-sized companies within the market capitalization range of the Russell Mid-Cap Index, a widely used benchmark for mid-cap stock performance. As of July 1, 2005, the market capitalization range of the Russell Mid-Cap Index was approximately $890 million to $14.6 billion. This range varies daily.

THE HIGH YIELD FUND'S investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return. The High Yield Fund normally invests in high yield debt securities, sometimes called "lower-rated bonds" or "junk bonds," which entail greater risks than investments in higher-rated or investment grade debt securities. Under normal circumstances, the fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in lower-rated debt securities, some of which are convertible into common stock or have warrants to purchase common stock. The fund may invest up to 20% of its net assets in foreign securities that are primarily traded outside the United States.

THE INTERNATIONAL CORE EQUITY FUND'S investment objective is to seek long-term capital appreciation. The International Core Equity Fund primarily invests in a diversified portfolio of equity securities of large foreign companies that we believe are undervalued. Under normal circumstances, the fund will diversify its investments among a number of different countries throughout the world and will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large companies. A

6
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large company is defined as a company included among the largest 80% of companies in terms of market capitalization in each country represented in the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index"), a widely used benchmark for international stock performance. As of January 31, 2006, the market capitalization range of the MSCI EAFE Index was $430 million to $247 billion. This range varies daily.


THE INTERNATIONAL OPPORTUNITIES FUND'S investment objective is long-term capital appreciation. The International Opportunities Fund primarily invests in stocks of companies principally based outside the United States. Under normal circumstances, the fund will diversify its investments among a number of different countries throughout the world. The fund normally intends to invest at least 65% of its net assets in equity securities of small companies. A small company is defined as a company having a market capitalization at the time of purchase of less than $5 billion. This market capitalization threshold may vary in response to changes in the markets. The fund may invest its remaining assets in equity securities of larger companies.

THE LARGE-CAP CORE FUND'S investment objective is growth of capital and growth of income consistent with reasonable risk. The Large-Cap Core Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large, seasoned, U.S. and multinational companies. The fund invests in the full spectrum of large companies including those with value or growth characteristics.

THE LARGE-CAP GROWTH FUND'S investment objective is long-term capital growth. The Large-Cap Growth Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large companies.

THE LIMITED DURATION U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND'S investment objective is to seek a high level of income from a portfolio consisting primarily of limited duration U.S. Government securities. The fund is not a money market fund. The Limited Duration Fund primarily invests in short and intermediate-duration U.S. Government securities, and securities issued or guaranteed by government sponsored enterprises, which the fund expects will produce a high level of income. Under normal circumstances, the fund invests at least 80% of its net assets, plus the amount of any

                                                                               7
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borrowings for investment purposes, in direct obligations of the U.S. Treasury
(such as Treasury bills, notes and bonds) and certain obligations issued or guaranteed by U.S. Government agencies and U.S. government sponsored enterprises (including mortgage-related securities).


THE MID-CAP VALUE FUND'S investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace. Under normal circumstances, the fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-sized companies. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Mid Cap(R) Index, a widely-used benchmark for mid-cap stock performance. As of July 1, 2005, the market capitalization range of the Russell Mid Cap(R) Index was $890 million to $14.6 billion. This range varies daily.


THE TOTAL RETURN FUND'S investment objective is to seek income and capital appreciation to produce a high total return. The Total Return Fund invests primarily in the following fixed income securities: U.S. Government securities; mortgage-related securities; and investment grade debt securities, including those issued by non-U.S. entities but denominated in U.S. dollars (known as "Yankees"); high-yield debt securities or "junk bonds;" and securities issued by non-U.S. entities and denominated in currencies other than the U.S. dollar. Investments in high-yield debt and non-U.S. debt denominated in foreign currencies are each limited to 20% of its net assets.

THE U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND'S investment objective is high current income consistent with reasonable risk. By reasonable risk we mean that the volatility the fund is expected to have over time will approximate that of the Lehman Brothers Government Bond Index. The fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in obligations issued by the U.S. Treasury and certain obligations issued or guaranteed by U.S. Government agencies and U.S. government sponsored enterprises, including mortgage-related securities.


THE VALUE OPPORTUNITIES FUND'S investment objective is long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of its net assets in equity securities of small and mid-sized companies. Small and mid-sized companies are defined as companies having a

8
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market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 2500(R) Index, a widely used benchmark for small and mid-sized stock performance. As of July 1, 2005, the market capitalization range of the Russell 2500(R) Index was $58 million to $7.3 billion. This range varies daily.


MAIN RISKS OF THE FUNDS AND THEIR UNDERLYING FUNDS

Each Fund's investments are concentrated in the underlying funds and, as a result, a Fund's performance is directly related to the underlying funds' performance. Each Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives and on the Fund's particular allocation of assets among the underlying funds and the asset classes they represent. Consequently, a Fund is subject to the particular risks of the underlying funds in the proportion in which the Fund invests in them. The value of the underlying funds' investments and the net asset values of the shares of both the Funds and their underlying funds will fluctuate in response to various market and economic factors related to the equity and fixed income markets, as well as the financial condition and prospects of issuers in which the underlying funds invest.

Because the Income Strategy Fund will be more heavily invested in fixed income funds than equity funds, it will be more affected by the risks associated with debt securities. Similarly, since the World Growth & Income Strategy Fund will be more heavily invested in equity funds than fixed income funds, it will be more affected by the risks associated with stocks and other equity investments. Given the Balanced Strategy Fund's more balanced allocation among fixed income funds and equity funds, it will be affected by risks associated with both equity and fixed income investments. These risks are described in more detail below with respect to the underlying funds.

The Income Strategy Fund may be appropriate for investors with a low risk tolerance who seek monthly income and some appreciation of principal.

The Balanced Strategy Fund may be appropriate for investors with a moderate risk tolerance who seek growth of principal along with a competitive monthly income.

The World Growth & Income Strategy Fund may be appropriate for investors with a high risk tolerance who seek a broadly diversified global portfolio with the potential for long-term capital appreciation.

You may invest in the underlying funds directly. By investing in a Fund, you will incur a proportionate share of the expenses of the underlying funds in addition to any expenses of a Fund.

An investment in the Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Funds offer a greater level of diversification than many other types of mutual funds, they are not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Funds.

The following summarizes some, but not all, of the risks that apply to each Fund and each underlying fund and may result in a loss of your investment. There can be no assurance that the Funds will achieve their investment objectives.


AFFILIATED FUND, ALL VALUE FUND, AMERICA'S VALUE FUND, GROWTH OPPORTUNITIES FUND, INTERNATIONAL CORE EQUITY FUND, INTERNATIONAL OPPORTUNITIES FUND, LARGE-CAP CORE FUND, LARGE-CAP GROWTH FUND, MID-CAP VALUE FUND, AND VALUE OPPORTUNITIES FUND. These underlying funds are subject to the general risks and considerations associated with equity investing. Their values will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the underlying funds invest. Because the America's Value Fund is not limited to investing in equity securities, the fund may have smaller gains in a rising stock market than a fund investing solely in equity securities. If an underlying fund's assessment of market conditions or companies held in the fund is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

The underlying funds also are subject to the particular risks associated with the types of stocks in which they normally invest: VALUE STOCKS in the case of the Affiliated Fund, All Value Fund, America's Value Fund, International Core Equity Fund, Mid-Cap Value Fund, and Value Opportunities Fund, GROWTH STOCKS in the case of the Growth Opportunities Fund and Large-Cap Growth Fund, and value and growth stocks in the case of Large-Cap Core Fund. Value and growth stocks may perform differently than the market as a whole and differently from each other or other types of stocks. This is because these types of stocks shift in and out of favor depending on market and economic conditions. For instance, the market may fail to recognize the intrinsic value of particular value stocks for a long time. Also, growth companies may grow faster than other companies which may result in greater volatility in their stock prices.


[SIDENOTE]

VALUE STOCKS are stocks of companies that we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.

GROWTH STOCKS generally exhibit faster-than-average gains in earnings and are expected to continue profit growth at a high level. They tend to be more volatile than slower-growing value stocks.

Investments in mid-sized or small companies in which the America's Value Fund, International Opportunities Fund, Mid-Cap Value Fund, and Value Opportunities Fund invest generally involve greater risks than investments in large company stocks. Mid-sized or small companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have relatively less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. In addition, there may be less liquidity in mid-sized or small company stocks, subjecting them to greater price fluctuations than larger company stocks.


Each of these underlying funds may invest its assets in foreign securities in accordance with its investment objective and policies. Investments in foreign securities may pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments may be affected by changes in currency rates or currency controls. With respect to certain foreign countries, there is a possibility of nationalization, expropriation, or confiscatory taxation, imposition of withholding or other taxes, and political or social instability that could affect investment in those countries.

Due to their investments in multinational companies, the underlying funds may experience increased market, liquidity, currency, political, information, and other risks.

AMERICA'S VALUE FUND, BOND-DEBENTURE FUND, CORE FIXED INCOME FUND, HIGH YIELD FUND, LIMITED DURATION FUND, TOTAL RETURN FUND, AND U.S. GOVERNMENT FUND. These underlying funds are subject to the general risks and considerations associated with investing in debt securities. The value of an investment in each fund will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of debt securities are likely to decline. Longer-term fixed income securities are usually more sensitive to interest rate changes. This means that the longer the maturity of a security, the greater the effect a change in interest rates is likely to have on its price.

High-yield debt securities, or junk bonds, in which the America's Value Fund, Bond-Debenture Fund, High Yield Fund, and the Total Return Fund may invest, are usually more credit sensitive than interest rate sensitive. In times of economic uncertainty, these securities may decline in price, even when interest rates are falling.


There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to an underlying fund, a risk that is greater with junk bonds in which certain underlying funds may invest. Some issuers, particularly of junk bonds, may default as to principal and/or interest payments after the fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the underlying funds. In addition, the market for high-yield debt securities generally is less liquid than the market for higher-rated securities, subjecting them to greater price fluctuations.

Except for the U.S. Government Fund, each of these underlying funds may invest its assets in foreign securities in accordance with its investment objective and policies. Investments in foreign securities may present increased market, liquidity, currency, political, information, and other risks.

The mortgage-related securities in which these underlying funds may invest, including collateralized mortgage obligations ("CMOs"), may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a fund to a lower rate of return upon reinvestment of principal. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security. These factors may result in lower performance or losses for these underlying funds.

Although certain U.S. Government securities in which the funds may invest are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements. Certain securities issued by various government sponsored enterprises such as Federal Home Loan Mortgage Corporation and Federal National Mortgage Association are not guaranteed by the U.S. Government, but are supported only by the credit of the particular government sponsored enterprises involved, and the discretionary authority of the U.S. Treasury to purchase the enterprise obligations. There is no assurance that the U.S. Government will provide financial support to such enterprises.

                                   INCOME STRATEGY FUND Symbols: Class A - ISFAX
                                                                 Class B - ISFBX
                                                                 Class C - ISFCX
                                                                 Class P - ISFPX

PERFORMANCE

     The Fund does not show any performance because it has not completed a full calendar year of operations.

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

FEE TABLE


                                                                      CLASS A        CLASS B(1)    CLASS C        CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales
Charge on Purchases
(as a % of offering price)                                                 5.75%(2)        none         none           none
Maximum Deferred
Sales Charge
(See "Purchases")(3)                                                       none(4)         5.00%        1.00%(5)       none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees
(See "Management")(6)                                                      0.10%           0.10%        0.10%          0.10%
Distribution and Service
(12b-1) Fees(7)                                                            0.35%           1.00%        1.00%          0.45%
Other Expenses(8)                                                          0.20%           0.20%        0.20%          0.20%
Underlying Funds'
Expenses(9)(10)                                                            0.84%           0.84%        0.84%          0.84%
Total Operating Expenses(8)                                                1.49%           2.14%        2.14%          1.59%
Management Fee Waiver(6)                                                  (0.10%)         (0.10%)      (0.10%)        (0.10%)
Net Expenses(6)(11)                                                        1.39%           2.04%        2.04%          1.49%


(1) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

(2) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."

(3) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(4) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months following certain purchases made without a sales charge.

(5) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

(6) For the fiscal year ending November 30, 2006, Lord Abbett has contractually agreed to waive its management fee.

(7) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


(8) These amounts have been restated from fiscal year amounts to reflect current fees and expenses.


(9) Shareholders in the Fund indirectly bear the Class Y shares expenses of the underlying funds in which the Fund invests. Because the amount of the Fund's assets invested in each of the underlying funds changes daily, the amounts shown in the table are approximate amounts.


(10) Amount shown is based upon each underlying fund's expense ratio, excluding expense reductions. The amount based upon each underlying fund's expense ratio, including expense reductions, is 0.76%.

(11) The estimated effective net expense ratio, taking into account all waivers, expense reductions, and servicing arrangements with the underlying funds, is 1.11%, 1.76%, 1.76%, and 1.21% for Class A, B, C, and P shares, respectively.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services and professional services. The Fund has entered into a servicing arrangement with the underlying funds under which the underlying funds may bear the Fund's Other Expenses. As a result, the Fund does not expect to bear any of these Other Expenses.

                                                            INCOME STRATEGY FUND

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. In addition, the example assumes the Fund pays the operating expenses set forth in the fee table above and the Fund's pro rata share of the Class Y expenses of the underlying funds. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                                 1 YEAR   3 YEARS
Class A Shares                              $  708   $ 1,010
Class B Shares                              $  707   $   960
Class C Shares                              $  307   $   660
Class P Shares                              $  152   $   492


You would pay the following expenses if you did not redeem your shares:


                                            1 YEAR   3 YEARS
Class A Shares                              $  708   $ 1,010
Class B Shares                              $  207   $   660
Class C Shares                              $  207   $   660
Class P Shares                              $  152   $   492

                                 BALANCED STRATEGY FUND Symbols: Class A - LABFX
                                                                 Class B - LABBX
                                                                 Class C - BFLAX
                                                                 Class P - LABPX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to the different expenses each class bears.

[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS A SHARES
--------------------------------------------------------------------------------

1996     +9.1%
1997    +17.3%
1998     +8.8%
1999    +11.0%
2000     +7.4%
2001     -1.8%
2002    -10.9%
2003    +24.5%
2004    +10.2%
2005     +2.5%

BEST QUARTER 2nd Q '03    +13.2%
WORST QUARTER 3rd Q '02   -11.9%

     The table below shows how the average annual total returns of the Fund's Class A, B, C and P shares compare to those of a broad-based securities market index, a more narrowly based index that more closely reflects the market sectors in which the underlying funds of the Fund invest, and the Lipper Balanced Funds Average. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns for Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are

                                                          BALANCED STRATEGY FUND

     not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B, Class C, and Class P shares are not shown in the table and will vary from those shown for Class A shares.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005
--------------------------------------------------------------------------------


                                                                  LIFE OF
SHARE CLASS                         1 YEAR   5 YEARS   10 YEARS   FUND(1)
Class A Shares
 Return Before Taxes                 -3.42%     2.99%      6.76%        -
 Return After Taxes
  on Distributions                   -4.96%     1.39%      4.13%        -
 Return After Taxes
  on Distributions and
  Sale of Fund Shares                -1.69%     1.63%      4.18%        -
Class B Shares                       -2.00%     3.40%         -      4.71%
Class C Shares                        1.78%     3.59%         -      7.28%
Class P Shares                        2.34%        -          -     11.78%
Russell 3000(R) Index(2)              6.12%     1.58%      9.20%     3.64%(3)
 (reflects no deduction for fees,                                    9.33%(4)
 expenses, or taxes)                                                15.90%(5)
60% Russell 3000(R),                  4.74%     3.63%      8.33%     4.99%(3)
40% Lehman Brothers                                                  8.62%(4)
Aggregate Bond Index(2)                                             10.98%(5)
 (reflects no deduction for fees,
 expenses, or taxes)
Lipper Balanced Funds Average(2)      4.64%     2.66%      7.15%     3.93%(3)
 (reflects no deduction for fees,                                    7.25%(4)
 expenses, or taxes)                                                10.45%(5)


(1) The dates Class B, Class C, and Class P were first offered to the public are 5/1/98, 7/15/96, and 12/31/02, respectively.

(2) The performance of the unmanaged indices and average is not necessarily representative of the Fund's performance.

(3) Represents total returns for the period 4/30/98 to 12/31/05, to correspond with Class B period shown.

(4) Represents total returns for the period 7/31/96 to 12/31/05, to correspond with Class C period shown.

(5) Represents total returns for the period 12/31/02 to 12/31/05, to correspond with Class P period shown.

[SIDENOTE]

The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

                                                          BALANCED STRATEGY FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                         CLASS A      CLASS B(1)   CLASS C      CLASS P
SHAREHOLDER FEES (Fees paid
directly from your investment)
Maximum Sales
Charge on Purchases
(as a % of offering price)                  5.75%(2)        none      none         none
Maximum Deferred
Sales Charge
(See "Purchases")(3)                        none(4)         5.00%     1.00%(5)     none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund
assets) (as a % of average
net assets)
Management Fees
(See "Management")(6)                       0.10%           0.10%     0.10%        0.10%
Distribution and Service
(12b-1) Fees(7)                             0.35%           1.00%     1.00%        0.45%
Other Expenses                              0.20%           0.20%     0.20%        0.20%
Underlying Funds'
Expenses(8)(9)                              0.63%           0.63%     0.63%        0.63%
Total Operating Expenses                    1.28%           1.93%     1.93%        1.38%
Management Fee Waiver(6)                   (0.10%)         (0.10%)   (0.10%)      (0.10%)
Net Expenses(6)(10)                         1.18%           1.83%     1.83%        1.28%


(1) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

(2) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."

(3) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(4) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge.

(5) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.


(6) For the fiscal year ending November 30, 2006, Lord Abbett has contractually agreed to waive its management fee.

(7) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(8) Shareholders in the Fund indirectly bear the Class Y shares expenses of the underlying funds in which the Fund invests. Because the amount of the Fund's assets invested in each of the underlying funds changes daily, the amounts shown in the table are approximate amounts.

(9) Amount shown is based upon each Underlying Fund's expense ratio, excluding expense reductions. The amount based upon each Underlying Fund's expense ratio, including expense reductions, is 0.58%.

(10) The estimated effective net expense ratio, taking into account all waivers, expense reductions, and servicing arrangements with the underlying funds, is 0.93%, 1.58%, 1.58%, and 1.03% for Class A, B, C, and P shares, respectively.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services and professional services. The Fund has entered into a servicing arrangement with the underlying funds under which the underlying funds may bear the Fund's Other Expenses. As a result, the Fund does not expect to bear any of these Other Expenses.

                                                          BALANCED STRATEGY FUND

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. In addition, the example assumes the Fund pays the operating expenses set forth in the fee table above and the Fund's pro rata share of the Class Y expenses of the underlying funds. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS         1 YEAR    3 YEARS     5 YEARS   10 YEARS
Class A Shares     $    688   $    948   $  1,228   $  2,023
Class B Shares     $    686   $    896   $  1,233   $  2,077
Class C Shares     $    286   $    596   $  1,033   $  2,246
Class P Shares     $    130   $    427   $    746   $  1,649


You would pay the following expenses if you did not redeem your shares:


                    1 YEAR    3 YEARS     5 YEARS   10 YEARS
Class A Shares     $    688   $    948   $  1,228   $  2,023
Class B Shares     $    186   $    596   $  1,033   $  2,077
Class C Shares     $    186   $    596   $  1,033   $  2,246
Class P Shares     $    130   $    427   $    746   $  1,649

                    WORLD GROWTH & INCOME STRATEGY FUND Symbols: Class A - LWSAX
                                                                 Class B - LWSBX
                                                                 Class C - LWSCX
                                                                 Class P - LWSPX

PERFORMANCE

     The Fund does not show any performance because it has not completed a full calendar year of operations.

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                         CLASS A      CLASS B(1)   CLASS C      CLASS P
SHAREHOLDER FEES (Fees paid directly
from your investment)
Maximum Sales
Charge on Purchases
(as a % of offering price)                  5.75%(2)        none      none         none
Maximum Deferred
Sales Charge
(See "Purchases")(3)                        none(4)         5.00%     1.00%(5)     none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets)
(as a % of average net assets)
Management Fees
(See "Management")(6)                       0.10%           0.10%     0.10%        0.10%
Distribution and Service
(12b-1) Fees(7)                             0.35%           1.00%     1.00%        0.45%
Other Expenses(8)                           0.24%           0.24%     0.24%        0.24%
Underlying Funds'
Expenses(9)(10)                             1.14%           1.14%     1.14%        1.14%
Total Operating Expenses(8)                 1.83%           2.48%     2.48%        1.93%
Management Fee Waiver(6)                   (0.10%)         (0.10%)   (0.10%)      (0.10%)
Net Expenses(6)(8)(11)                      1.73%           2.38%     2.38%        1.83%


(1) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

(2) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."

(3) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(4) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months following certain purchases made without a sales charge.

(5) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

(6) For the fiscal year ending November 30, 2006, Lord Abbett has contractually agreed to waive its management fee.

(7) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


(8) These amounts have been restated from fiscal year amounts to reflect current fees and expenses.


(9) Shareholders in the Fund indirectly bear the Class Y shares expenses of the underlying funds in which the Fund invests. Because the amount of the Fund's assets invested in each of the underlying funds changes daily, the amounts shown in the table are approximate amounts.


(10) Amount shown is based upon each underlying fund's expense ratio, excluding expense reductions. The amount based upon each underlying fund's expense ratio, including expense reductions, is 1.01%.

(11) The estimated effective net expense ratio, taking into account all waivers, expense reductions, and servicing arrangements with the underlying funds, is 1.36%, 2.01%, 2.01%, and 1.46% for Class A, B, C, and P shares, respectively.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services and professional services. The Fund has entered into a servicing arrangement with the underlying funds under which the underlying funds may bear the Fund's Other Expenses. As a result, the Fund does not expect to bear any of these Other Expenses.

                                             WORLD GROWTH & INCOME STRATEGY FUND

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. In addition, the example assumes the Fund pays the operating expenses set forth in the fee table above and the Fund's pro rata share of the Class Y expenses of the underlying funds. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS         1 YEAR    3 YEARS
Class A Shares     $    741   $  1,108
Class B Shares     $    741   $  1,063
Class C Shares     $    341   $    763
Class P Shares     $    186   $    596


You would pay the following expenses if you did not redeem your shares:


                    1 YEAR    3 YEARS
Class A Shares     $    741   $  1,108
Class B Shares     $    241   $    763
Class C Shares     $    241   $    763
Class P Shares     $    186   $    596

ADDITIONAL INVESTMENT INFORMATION

     This section describes some of the investment techniques that might be used by each Fund's underlying funds and some of the risks associated with those techniques.

     ADJUSTING INVESTMENT EXPOSURE. The underlying funds will be subject to risks associated with investments. The underlying funds may, but are not required to, use various strategies to change their investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, each of the underlying funds may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with the underlying fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses.

     CONVERTIBLE SECURITIES. Certain underlying funds may invest in convertible bonds and convertible preferred stocks. These investments tend to be more volatile than debt securities, but tend to be less volatile and produce more income than their underlying common stocks. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

     DEPOSITARY RECEIPTS. Certain underlying funds may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information and other risks.

     EMERGING COUNTRIES. The International Core Equity Fund and International Opportunities Fund (each an underlying fund of World Growth & Income Strategy Fund) may invest in emerging country securities. Consistent with their investment objectives and policies, the other underlying funds may from time to time invest in emerging country securities. Lord Abbett considers emerging markets to be those included in the MSCI Emerging Markets Free Index. The securities markets of emerging countries tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions.

     FOREIGN CURRENCY TRANSACTIONS. In accordance with their investment objectives and policies, certain of the underlying funds may engage in various types of foreign currency exchange transactions to seek to hedge against the risk of loss from changes in currency exchange rates. The underlying funds may employ a variety of investments and techniques, including spot and forward foreign currency exchange transactions, currency swaps, listed or over-the-counter (OTC) options on currencies, and currency futures and options on currency futures. Currently, the underlying funds generally do not intend to hedge most currency risks.

     There is no guarantee that these hedging activities will be successful, and they may result in losses. Although the underlying funds may use foreign currency transactions to hedge against adverse currency movements, foreign currency transactions involve the risk that anticipated currency movements will not be accurately predicted and that the underlying fund's hedging strategies will be ineffective. To the extent that the underlying funds hedge against anticipated currency movements that do not occur, the Fund may realize losses. Foreign currency transactions may subject the underlying funds to the risk that the counterparty will be unable to honor its financial obligation to the underlying funds, and the risk that relatively small market movements may result in large changes in the value of a foreign currency instrument. If an underlying fund cross-hedges, it will face the risk that the foreign currency instrument purchased may not correlate as expected with the position being hedged. Also, it may be difficult or impractical to hedge currency risk in many emerging countries.

     FOREIGN SECURITIES. Certain underlying funds may invest substantially all or a significant portion of their assets in foreign securities. Foreign securities may pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. As a result, there may be less information publicly available about foreign companies than most U.S. companies. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher, in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Certain of the underlying funds may enter into financial futures contracts and options thereon for bona fide hedging purposes or to pursue risk management strategies. These transactions involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or in the over-the-counter market ("OTC").

     Such funds may not purchase or sell futures contracts or options on futures contracts on a CFTC-regulated exchange for non-bona fide hedging purposes if the aggregated initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

     RISKS OF OPTIONS AND FUTURES. Underlying fund transactions in futures, options on futures and other options, if any, involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and a Fund's assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an OTC contract will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions.


     LISTED OPTIONS ON SECURITIES. In accordance with their investment objectives and policies, certain of the underlying funds may purchase and write national securities exchange-listed put and call options on securities or securities indices. The underlying funds may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). A "call option" is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The underlying funds may write covered call options with respect to securities in their portfolio in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by an underlying fund is covered when, among other things, the underlying fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The underlying fund will not purchase an option if, as a result of such purchase, more than 10% of its net assets would be invested in premiums for such options. An underlying fund may only sell (write) covered put options to the extent that cover for such options does not exceed 15% of its net assets. An underlying fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of its net assets at the time an option is written.


     MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. Certain of the underlying funds may invest extensively in mortgage-related securities and also may invest in other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The value of these securities is extremely sensitive to changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Early repayment of principal on some mortgage-related securities may deprive an underlying fund of income payments above current market rates. The rate of prepayments on underlying mortgages also will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

     SUPRANATIONAL ORGANIZATIONS. In accordance with their investment objectives and policies, certain underlying funds may invest in these entities which are designed or supported by one or more governments or governmental agencies to promote economic development. Examples include the Asian Development Bank, the European Coal and Steel Community, the European Community and the World Bank.


     SWAP AND SIMILAR TRANSACTIONS. Certain underlying funds may enter into swap transactions for hedging or for investment purposes. A swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or "notional" amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified securities or indices. The underlying fund may enter into swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates.

     Certain underlying funds also may purchase or sell interest rate caps, floors and collars. The purchaser of an interest rate cap is entitled to receive payments only to the extent that a specified index exceeds a predetermined interest rate. The purchaser of an interest floor is entitled to receive payments only to the extent that a specified index is below a predetermined interest rate. A collar effectively combines a cap and a floor so that the purchaser receives payments only when market interest rates are within a specified range of interest rates.

     The use of these transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If Lord Abbett is incorrect in its forecasts of the interest rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of an underlying fund may be less favorable than it would have been if the underlying fund had not entered into them.

     Because these arrangements are bi-lateral agreements between an underlying fund and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Funds. However, an underlying fund's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the underlying fund is required to pay exceed the value of the payments that its counterparty is required to make. The underlying fund segregates liquid assets equal to any difference between that excess and the amount of collateral that it is required to provide. Conversely, the underlying fund requires its counterparties to provide collateral on a comparable basis except in those instances in which Lord Abbett is satisfied with the claims paying ability of the counterparty without such collateral.

     It is not currently expected that these transactions will be a principal strategy of the underlying funds.


     TEMPORARY DEFENSIVE INVESTMENTS. At times the Funds and each underlying fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities. These investments could reduce the benefit from any upswing in the market and prevent a Fund from achieving its investment objective.


     INFORMATION ON PORTFOLIO HOLDINGS. The Funds' Annual and Semiannual Reports, which are sent to shareholders and filed with the Securities and Exchange Commission ("SEC"), contain information about the Funds' portfolio holdings, including a complete schedule of holdings. Each Fund also files its complete schedule of portfolio holdings with the SEC on Form N-Q as of the end of its first and third fiscal quarters.

     In addition, on or about the first day of the second month following each calendar quarter-end, each Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. Each Fund also may make publicly available Fund commentaries or fact sheets containing a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, among other things, and/or performance attribution information within 30 days following the end of each calendar quarter for which such information is made available. This information will remain available until the schedule, commentary, fact sheet or performance attribution information for the next quarter is publicly available. You may view this information for the most recently ended calendar quarter at www.LordAbbett.com or request a copy at no charge by calling Lord Abbett at 800-821-5129.

     For more information on the Funds' policies and procedures with respect to the disclosure of their portfolio holdings and ongoing arrangements to make available such information on a selective basis to certain third parties, please see "Investment Policies - Policies and Procedures Governing the Disclosure of Portfolio Holdings" in the Statement of Additional Information.

MANAGEMENT

     BOARD OF TRUSTEES. The Board oversees the management of the business and affairs of the Funds. The Board meets regularly to review the Funds' portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board. More than 75 percent of the members of the Board are independent of Lord Abbett.


     INVESTMENT ADVISER. The Funds' investment adviser is Lord, Abbett & Co. LLC, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $104 billion in 54 mutual funds and other advisory accounts as of January 31, 2006.


     Lord Abbett is entitled to an annual management fee based on each Fund's average daily net assets. Each fee is calculated daily and payable monthly.


     Lord Abbett is entitled to an annual management fee of .10 of 1% on each Fund's average daily net assets. The fee is calculated daily and payable monthly. Lord Abbett has contractually agreed to waive its fee for the fiscal year ending November 30, 2006. For the fiscal year ended November 30, 2005, Lord Abbett contractually waived its management fee.

     Each year in December the Board considers whether to approve the continuations of the existing management and administrative services agreements between each Fund and Lord Abbett. A discussion regarding the basis for the Board's approval will be available in the Funds' Semiannual Report to Shareholders for the six-month period ending the following May.

     INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage each Fund's investments. The Statement of Additional Information contains additional information about the managers' compensation, other accounts managed by them and their ownership of Fund shares.

     Lord Abbett's Asset Allocation Committee oversees and reviews the allocation and investment of each Fund's assets in the underlying funds.

     The Asset Allocation Committee consists of the following members: Robert G. Morris, Partner and Chief Investment Officer; Robert I. Gerber, Partner and Director of Taxable Fixed Income Management; Christopher J. Towle, Partner and Investment Manager; and Harold E. Sharon, Investment Manager and Director of International Core Equity. Mr. Morris, Mr. Gerber, and Mr. Towle each joined Lord Abbett in 1991, 1997, and 1987, respectively. Mr. Sharon joined Lord Abbett in 2003. From 2001 to 2003 he worked as a consultant for various financial and venture capital companies; prior thereto, Mr. Sharon served as Managing Director of Warburg Pincus Asset Management and Credit Suisse Asset Management. Mr. Morris, Mr. Gerber, Mr. Towle and Mr. Sharon are jointly and primarily responsible for the day-to-day management of the Funds.

PAST PERFORMANCE OF UNDERLYING FUNDS FOR INCOME STRATEGY FUND AND WORLD GROWTH & INCOME STRATEGY FUND

     The performance information shown below is provided to illustrate the past performance of the underlying funds in which the Income Strategy Fund and World Growth & Income Strategy Fund may invest. Such performance information does not represent the performance of the Funds, which commenced operations in 2005. Investors should realize that this past performance data is not an indication of the future performance of the Funds.

     The bar charts and tables below provide some indication of the risks of the Funds' investing in the underlying funds by illustrating the variability of the underlying funds' returns. Each assumes reinvestment of dividends and distributions. The underlying funds' past performance, before and after taxes, is not necessarily an indication of how the underlying funds will perform in the future.


     The bar charts show changes in the performance of the underlying funds' Class Y shares from calendar year to calendar year. Performance for the Class Y shares is shown because the Income Strategy Fund and World Growth & Income Strategy Fund will invest in such shares. Performance for the Value Opportunities Fund is not shown because the fund has less than one year of performance.

[CHART]

AFFILIATED FUND

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS Y SHARES
--------------------------------------------------------------------------------

1999    +17.2%
2000    +15.6%
2001     -7.6%
2002    -18.4%
2003    +31.3%
2004    +13.0%
2005     +3.6%

BEST QUARTER 2nd Q '03   +18.3%
WORST QUARTER 3rd Q '02  -19.6%

[CHART]

GROWTH OPPORTUNITIES FUND

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS Y SHARES
--------------------------------------------------------------------------------

1999    +58.6%
2000     -3.6%
2001    -12.3%
2002    -25.1%
2003    +34.2%
2004    +12.0%
2005     +4.5%

BEST QUARTER 4th Q '99   +46.4%
WORST QUARTER 3rd Q '01  -20.7%

[CHART]

LARGE-CAP CORE FUND

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS Y SHARES
--------------------------------------------------------------------------------

2000    +16.0%
2001     -9.9%
2002    -19.2%
2003    +31.6%
2004    +12.3%
2005     +1.9%

BEST QUARTER 2nd Q '03   +18.7%
WORST QUARTER 3rd Q '02  -19.2%

[CHART]

LARGE-CAP GROWTH FUND

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS Y SHARES
--------------------------------------------------------------------------------

2000    -23.0%
2001    -29.5%
2002    -35.6%
2003    +27.8%
2004     +3.5%
2005     +8.2%

BEST QUARTER 4th Q '01   +18.6%
WORST QUARTER 1st Q '01  -25.7%

[CHART]

INTERNATIONAL CORE EQUITY FUND

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS Y SHARES
--------------------------------------------------------------------------------

2004    +14.6%
2005    +17.6%

BEST QUARTER 4th Q '04   +15.0%
WORST QUARTER 2nd Q '04   -0.9%

[CHART]

INTERNATIONAL OPPORTUNITIES FUND

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS Y SHARES
--------------------------------------------------------------------------------

1998    +15.8%
1999    +27.8%
2000    -23.2%
2001    -30.9%
2002    -21.7%
2003    +43.2%
2004    +21.0%
2005    +25.8%

BEST QUARTER 1st Q '98   +23.8%
WORST QUARTER 4th Q '00  -23.2%

[CHART]

AMERICA'S VALUE FUND

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS Y SHARES
--------------------------------------------------------------------------------

2002     -7.4%
2003    +22.3%
2004    +17.2%
2005     +4.0%

BEST QUARTER 4th Q '03   +12.7%
WORST QUARTER 3rd Q '02  -13.1%

[CHART]

HIGH YIELD FUND

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS Y SHARES
--------------------------------------------------------------------------------

2000     -2.8%
2001     +5.5%
2002     +0.4%
2003    +22.1%
2004    +10.8%
2005     +1.5%

BEST QUARTER 2nd Q '03   +8.4%
WORST QUARTER 3rd Q '01  -4.0%

[CHART]

LIMITED DURATION U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS Y SHARES
--------------------------------------------------------------------------------

2005    +1.3%

BEST QUARTER 2nd Q '05   +1.5%
WORST QUARTER 1st Q '05  -0.4%

[CHART]

TOTAL RETURN FUND

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS Y SHARES
--------------------------------------------------------------------------------

1999     +0.7%
2000    +13.0%
2001     +9.5%
2002     +9.2%
2003     +5.4%
2004     +4.6%
2005     +2.7%

BEST QUARTER 3rd Q '01   +4.8%
WORST QUARTER 2nd Q '04  -2.3%


     The tables below show how the average annual total returns of the underlying funds' Class Y shares compare to those of one or more broad based securities market indices.


     The after-tax returns of Class Y shares included in the tables below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

AFFILIATED FUND


================================================================================
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005
--------------------------------------------------------------------------------



                                                             LIFE OF
SHARE CLASS                             1 YEAR    5 YEARS    FUND(1)
Class Y Shares                            3.61%      2.98%      6.47%
 Return Before Taxes
 Return After Taxes
  on Distributions                        1.84%      1.66%      4.16%
 Return After Taxes
  on Distributions and
  Sale of Fund Shares                     3.60%      1.93%      4.28%
S&P 500(R) Index(2)
 (reflects no deduction for
 fees, expenses, or taxes)                4.91%      0.54%      3.26%
S&P 500/Citigroup Value Index(2)(3)
 (reflects no deduction for
 fees, expenses, or taxes)                5.82%      2.43%      4.33%
Russell 1000(R) Value Index(2)
 (reflects no deduction for
 fees, expenses, or taxes)                7.05%      5.28%      5.75%



(1)  The date of inception for Class Y shares is 3/27/98.

(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

(3) The S&P 500/Citigroup Value Index, which was formerly named S&P 500/Barra Value Index, recently experienced some adjustments in the methodology used for performance reporting purposes.


[SIDENOTE]


The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

GROWTH OPPORTUNITIES FUND

================================================================================
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005
--------------------------------------------------------------------------------


                                                                     LIFE OF
SHARE CLASS                                     1 YEAR    5 YEARS    FUND(1)
Class Y Shares                                    4.54%      0.64%     11.21%
 Return Before Taxes
 Return After Taxes on Distributions              4.08%      0.55%     11.07%
 Return After Taxes on Distributions
  and Sale of Fund Shares                         3.58%      0.55%      9.88%
Russell Midcap(R) Growth Index(2)
 (reflects no deduction for fees,
 expenses or taxes)                              12.10%      1.38%      8.94%
S&P MidCap 400/Citigroup Growth Index(2)(3)
 (reflects no deduction for fees,
 expenses or taxes)                              13.57%      4.75%     13.67%


(1)  The date of inception for Class Y shares is 10/15/98.

(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance.


(3) The S&P MidCap 400/Citigroup Growth Index, which was formerly named S&P MidCap 400/Barra Growth Index, recently experienced some adjustments in the methodology used for performance reporting purposes.

LARGE-CAP CORE FUND

================================================================================
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005
--------------------------------------------------------------------------------


                                                             LIFE OF
SHARE CLASS                             1 YEAR    5 YEARS    FUND(1)
Class Y Shares                            1.85%      1.85%      4.22%
 Return Before Taxes
 Return After Taxes on Distributions      1.04%      1.48%      3.44%
 Return After Taxes on Distributions
  and Sale of Fund Shares                 1.97%      1.49%      3.27%
S&P 500(R) Index(2)
 (reflects no deduction for fees,
 expenses or taxes)                       4.91%      0.54%      0.32%
Russell 1000(R) Index(2)
 (reflects no deduction for fees,
 expenses or taxes)                       6.27%      1.07%      1.00%
S&P 500/Citigroup Value Index(2)(3)
 (reflects no deduction for fees,
 expenses or taxes)                       5.82%      2.43%      2.52%



(1)  The date of inception for Class Y shares is 5/3/99.


(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

(3) The S&P 500/Citigroup Value Index, which was formerly named S&P 500/Barra Value Index, recently experienced some adjustments in the methodology used for performance reporting purposes.

LARGE-CAP GROWTH FUND

================================================================================
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005
--------------------------------------------------------------------------------


                                                             LIFE OF
SHARE CLASS                             1 YEAR    5 YEARS    FUND(1)
Class Y Shares
  Return Before Taxes                     8.20%     -8.25%    -10.80%
 Return After Taxes
  on Distributions                        8.20%     -8.25%    -10.81%
 Return After Taxes
  on Distributions and
  Sale of Fund Shares                     5.33%     -6.81%     -8.73%
Rssell 1000(R) Growth Index(2)
 (reflects no deduction
 for fees, expenses, or taxes)            5.26%     -3.58%     -6.99%


(1)  The SEC declared the Fund effective on 12/30/99.


(2) The performance of the unmanaged index is not necessarily representative of the Fund's performance.


[SIDENOTE]


The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or if the distributions are small.

INTERNATIONAL CORE EQUITY FUND

================================================================================
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005
--------------------------------------------------------------------------------



                                                                 LIFE OF
SHARE CLASS                                           1 YEAR     FUND(1)
Class Y Shares
 Return Before Taxes                                   17.60%      16.07%
 Return After Taxes
  on Distributions                                     16.47%      15.46%
 Return After Taxes
  on Distributions and
  Sale of Fund Shares                                  11.57%      13.47%
MSCI EAFE(R) Index ("With Gross Dividends")(2)
 (reflects no deduction for
 fees, expenses or taxes)                              14.02%      17.31%
MSCI EAFE(R) Index ("With Net Dividends")(2)(3)
 (reflects no deduction for
 fees or expenses, but reflects
 deduction of withholding taxes)                       13.54%      16.84%



(1)  The SEC declared the Fund effective on 12/31/03.

(2) The performance of the unmanaged index is not necessarily representative of the Fund's performance.

(3) The MSCI EAFE(R) Index assumes reinvestment of all dividends and distributions. "Net Dividends" reflects a reduction in dividends after taking into account the withholding of taxes by certain foreign countries represented in the MSCI EAFE(R) Index.

INTERNATIONAL OPPORTUNITIES FUND

================================================================================
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005
--------------------------------------------------------------------------------



                                                             LIFE OF
SHARE CLASS                             1 YEAR    5 YEARS    FUND(1)
Class Y Shares
 Return Before Taxes                     25.81%      3.35%      3.76%
 Return After Taxes
  on Distributions                       25.81%      3.11%      3.22%
 Return After Taxes
  on Distributions and
  Sale of Fund Shares                    16.78%      2.70%      2.90%
S&P/Citigroup Extended Market
World ex-U.S. Index(2)(4)
 (reflects no deduction for fees,
 expenses, or taxes)                     22.09%     13.56%     11.25%(3)
S&P/Citigroup U.S. $500 Million -
U.S. $2.5 Billion
World ex-U.S. Index(2)(4)
 (reflects no deduction for fees,
 expenses, or taxes)                     26.47%     16.05%     12.63%(3)
MSCI EAFE(R)Index(2)(4)
 (reflects no deduction for fees,
 expenses, or taxes)                     14.02%      4.94%      6.68%(3)



(1)  The date of inception for Class Y shares is 12/30/97.

(2) The Fund is adding the performance of the S&P/Citigroup Extended Market World ex-U.S. Index and will remove the MSCI EAFE(R) Index and the S&P/Citigroup U.S. $500 Million-U.S. $2.5 Billion World ex-U.S. Index because the Fund believes that the S&P/Citigroup Extended Market World ex-U.S. Index is a better measure of the small cap stocks in which the Fund invests than the other two indexes.

(3) Represents total return for the period 12/31/97 - 12/31/05, to correspond with Class Y period shown.

(4) The performance of the unmanaged indexes is not necessarily representative of the Fund's performance.


[SIDENOTE]


The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or if the distributions are small.

AMERICA'S VALUE FUND

================================================================================
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005
--------------------------------------------------------------------------------


                                                                 LIFE OF
SHARE CLASS                                           1 YEAR     FUND(1)
Class Y Shares                                          3.98%       8.36%
 Return Before Taxes
 Return After Taxes on Distributions                    2.67%       7.37%
 Return After Taxes on Distributions
  and Sales of Fund Shares                              2.70%       6.66%
S&P 500(R) Index(2) (reflects no deduction
 for fees, expenses, or taxes)                          4.91%       3.70%


(1)  The SEC declared the Fund effective on 12/27/01 for Class Y shares.


(2) The performance of the unmanaged index is not necessarily representative of the Fund's performance.


HIGH YIELD FUND

================================================================================
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005
--------------------------------------------------------------------------------


                                                             LIFE OF
SHARE CLASS                             1 YEAR    5 YEARS    FUND(1)
Class Y Shares
 Return Before Taxes                      1.49%      7.77%      5.47%
 Return After Taxes
  on Distributions                       -1.08%      4.31%      1.88%
 Return After Taxes
  on Distributions and
  Sale of Fund Shares                     1.07%      4.50%      2.38%
Credit Suisse First Boston
High Yield Index(2)
  (reflects no deduction
  for fees, expenses, or taxes)           2.26%      9.82%      6.33%(3)
Merrill Lynch High Yield
Master II Index(2)
  (reflects no deduction for fees,
  expenses, or taxes)                     2.74%      8.39%      5.21%(3)



(1)  The Class Y shares were first offered on 5/3/99.


(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

(3) Represents total returns for the period 4/30/99 - 12/31/05, to correspond with the Class Y period shown.

[SIDENOTE]


The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

LIMITED DURATION U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND

================================================================================
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005
--------------------------------------------------------------------------------


                                                                 LIFE OF
SHARE CLASS                                           1 YEAR     FUND(1)
Class Y Shares
 Return Before Taxes                                    1.28%       1.14%
 Return After Taxes
  on Distributions                                     -0.14%      -0.26%
 Return After Taxes
  on Distributions and
  Sale of Fund Shares                                   0.83%       0.17%
Lehman Brothers Intermediate
Government Bond Index(2)
 (reflects no deduction of fees,
 expenses or taxes)                                     1.68%       1.20%



(1)  The date of inception of Class Y shares is 10/19/04.

(2) The performance of the unmanaged index is not necessarily representative of the Fund's performance.


TOTAL RETURN FUND

================================================================================
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                             LIFE OF
SHARE CLASS                             1 YEAR    5 YEARS    FUND(1)
Class Y Shares
 Return Before Taxes                      2.67%      6.24%      6.38%
 Return After Taxes
  on Distributions                        1.12%      4.26%      4.18%
 Return After Taxes
  on Distributions and
  Sale of Fund Shares                     1.72%      4.15%      4.11%
Lehman Brothers
Aggregate Bond Index(2)
 (reflects no deduction for fees,
 expenses, or taxes)                      2.43%      5.87%      5.69%(3)
Lehman Brothers
U.S. Universal Index(2)
 (reflects no deduction for fees,
 expenses, or taxes)                      2.72%      6.26%      6.00%(3)

(1)  The date of inception of Class Y shares is 12/14/98.

(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

(3) Represents total returns for the period 12/31/98 - 12/31/05, to correspond with the Class Y period shown.

[SIDENOTE]


The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

                                 YOUR INVESTMENT

PURCHASES

     Each Fund offers in this Prospectus four classes of shares: Classes A, B, C, and P. Each class represents investments in the same portfolio of securities, but each has different expenses, dividends and sales charges. Class A, B, and C shares are offered to any investor. Class P shares are offered to certain investors as described below. You may purchase shares at the net asset value ("NAV") per share determined after we receive your purchase order submitted in proper form, plus any applicable sales charge. We will not consider an order to be in proper form until we have certain identifying information required under applicable law. For more information, see "Opening Your Account."

     We reserve the right to modify, restrict, or reject any purchase order or exchange request if a Fund or LORD ABBETT DISTRIBUTOR LLC determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.

     PRICING OF SHARES. NAV per share for each class of Fund shares is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after a Fund receives your order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV.

     The Funds' NAV is calculated based upon the NAVs of the underlying funds in which the Funds invest. The prospectuses for the underlying funds explain how they calculate their NAVs, the circumstances under which

[SIDENOTE]


LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor" or the "Distributor") acts as agent for the Funds to work with investment professionals that buy and/or sell shares of the Funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

     those funds will use fair-value pricing and the effects of doing so. A summary follows.

     In calculating the NAV of an underlying fund, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost.

     Securities held by an underlying fund for which prices or market quotations are not available, do not accurately reflect fair value in Lord Abbett's opinion, or have been materially affected by events occurring after the close of the exchange on which the security is principally traded are valued under fair value procedures approved by the fund's Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, demand for a security (as reflected by its trading volume) is insufficient calling into question the reliability of the quoted price or the security is relatively illiquid. Each underlying fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. A fund's use of fair value pricing may cause the NAV of fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

     Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV of an underlying fund is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

     EXCESSIVE TRADING AND MARKET TIMING. The Funds are designed for long-term investors and are not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices may disrupt management of the Funds, raise their expenses, and harm long-term shareholders. Volatility resulting from excessive trading may cause the Funds difficulty in implementing long-term investment strategies because they cannot anticipate the amount of cash they will have to invest. A Fund may be forced to sell shares of the underlying funds at disadvantageous times to raise cash to allow for such excessive trading. This, in turn, could increase tax, administrative and other costs and adversely impact a Fund's performance.

     To the extent a Fund invests in underlying funds that invest in foreign securities, the Fund may be particularly susceptible to excessive trading because many foreign markets close hours before a Fund or underlying fund values its portfolio holdings. This may allow significant events, including broad market moves, to occur in the interim potentially affecting the values of foreign securities held by an underlying fund, and indirectly the Funds. The time zone differences among foreign markets may allow a shareholder to exploit differences in the fund's share prices that are based on closing prices of foreign securities determined before the fund calculates its NAV per share (known as "time zone arbitrage"). To the extent a Fund invests in underlying funds that invest in securities that are thinly traded or relatively illiquid the Fund may be particularly susceptible to excessive trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in short-term trading to take advantage of these pricing differences (known as "price arbitrage"). The underlying funds have adopted fair value procedures designed to adjust closing market prices of these types of securities to reflect what is believed to be their fair value at the time the funds calculate their NAV per share. While there is no assurance, it is expected that the use of fair value pricing will reduce a shareholder's ability to engage in time zone arbitrage and price arbitrage to the detriment of other fund shareholders, including the Funds. For more information about these procedures, see "Your Investment - Purchases - Pricing of Shares" above and the prospectuses of the underlying funds.

     The Funds' Board has adopted additional policies and procedures that are designed to prevent or stop excessive short-term trading and market timing ("frequent trading"). We also have longstanding procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and FINANCIAL INTERMEDIARIES that place orders on behalf of their clients. The Funds may modify their frequent trading policy and monitoring procedures, which are described below, from time to time without notice as and when deemed appropriate to enhance protection of the Funds and their shareholders.

     FREQUENT TRADING POLICY. Under the frequent trading policy, any Lord Abbett Fund shareholder redeeming Fund shares valued at $5,000 or more (other than shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund) will be prohibited from investing in that Fund for 30 calendar days after the redemption. The policy applies to all redemptions and investments that are part of an exchange transaction or transfer of assets, but does not apply to certain other transactions described below. The frequent trading policy will not apply to redemptions by shareholders whose shares are held in an account maintained by a Financial Intermediary in an omnibus

[SIDENOTE]

FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

     environment unless and until such time that the Financial Intermediary has the ability to implement the policy or substantially similar protective measures. The Distributor will encourage Financial Intermediaries to adopt such procedures. Certain types of investments will not be blocked and certain types of redemptions will not trigger a subsequent purchase block, including: (1) systematic purchases and redemptions, such as purchases made through reinvestment of dividends or other distributions, or certain automatic or systematic investment, exchange or withdrawal plans (such as payroll deduction plans, and the Funds' Invest-A-Matic and Systematic Withdrawal Plans); (2) RETIREMENT AND BENEFIT PLAN contributions, loans and distributions; and (3) purchase transactions involving certain transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations; provided that the Financial Intermediary maintaining the account is able to identify the transaction in its records as one of these transactions.

     MONITORING PROCEDURES. There are procedures in place to monitor the purchase, sale and exchange/transfer activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients. The procedures currently are designed to enable us to identify undesirable trading activity based on one or more of the following factors: the number of transactions, purpose, amounts involved, period of time involved, past transactional activity, our knowledge of current market activity, and trading activity in multiple accounts under common ownership, control or influence, among other factors. Other than as described above, Lord Abbett has not adopted a particular rule-set for identifying such excessive short-term trading activity, such as a specific number of transactions in Fund shares within a specified time period. However, as a general matter, Lord Abbett will treat any pattern of purchases and redemptions over a period of time as indicative of excessive short-term trading activity.

[SIDENOTE]

RETIREMENT AND BENEFIT PLANS include qualified and non-qualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefit plans, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of retirement plans. Call 888-522-2388 for information about:

-  Traditional, Rollover, Roth and Education IRAs

-  Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

-  Defined Contribution Plans

     If, based on these monitoring procedures, we believe that an investor is engaging in, or has engaged in, excessive trading or activity indicative of market timing, and the account is not maintained by a Financial Intermediary in an omnibus environment or by a Retirement and Benefit Plan recordkeeper or other agent, we will generally notify the investor to cease all such activity in the account. If the investor fails to do so, we will place a block on all further purchases or exchanges of a Fund's shares in the investor's account and inform the investor to cease all such activity in the account. The investor then has the option of maintaining any existing investment in a Fund, exchanging Fund shares for shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, or redeeming the account. Investors electing to exchange or redeem Fund shares under these circumstances should consider that the transaction may be subject to a contingent deferred sales charge ("CDSC") or result in tax consequences. As stated above, although we generally notify the investor to cease all activity indicative of market timing prior to placing a block on further purchases or exchanges, we reserve the right to immediately place a block without prior notification.

     While we attempt to apply the efforts described above uniformly in all cases to detect excessive trading and market timing practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection. In addition, although the Distributor encourages Financial Intermediaries to adhere to our policies and procedures when placing orders for their clients through omnibus accounts maintained with the Funds and encourages recordkeepers and other agents for Retirement and Benefit Plans to adhere to such policies and procedures when placing orders on behalf of their plan participants, there can be no assurance that such entities will do so. Moreover, the Distributor's ability to monitor these trades and/or implement the procedures may be severely limited. These circumstances may result in policies and procedures in place at certain Financial Intermediaries and Retirement and Benefit Plans that are less effective at detecting and preventing excessive trading than the policies and procedures adopted by the Distributor and other such entities.

     Omnibus account arrangements are a commonly used means for broker-dealers and other Financial Intermediaries, such as Retirement and Benefit Plan recordkeepers, to hold Fund shares on behalf of investors. A substantial portion of a Fund's shares may be held through omnibus accounts and/or held by Retirement and Benefit Plans. When shares are held in this manner, (1) the Distributor may not have any or complete access to the underlying investor or plan participant account information, and/or (2) the Financial Intermediaries or Retirement and Benefit Plan recordkeepers may be unable to implement or support our procedures. In such cases, the Financial Intermediaries or recordkeepers may be able to implement procedures or supply the Distributor with information that differs from that normally used by the Distributor. In such instances, the Distributor will seek to monitor purchase and redemption activity through the overall omnibus account(s) or Retirement and Benefit Plan account(s).

     If we identify activity that may be indicative of excessive short-term trading activity, we will notify the Financial Intermediary, recordkeeper or Retirement and Benefit Plan and request it to provide or review information on individual account transactions so that we or the Financial Intermediary, recordkeeper or Retirement and Benefit Plan may determine if any investors are engaged in excessive or short-term trading activity. If an investor is identified as engaging in undesirable trading activity, we will request that the Financial Intermediary, recordkeeper or Retirement and Benefit Plan take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that the Distributor would take, such as placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades on a manual basis, either indefinitely or for a period of time. If we determine that the Financial Intermediary, recordkeeper or Retirement and Benefit Plan has not demonstrated adequately that it has taken appropriate action to curtail the excessive short-term trading, we may consider whether to terminate the relationship. The nature of these relationships also may inhibit or prevent the Distributor or the Funds from assuring the uniform assessment of CDSCs on investors, even though Financial Intermediaries operating in omnibus environments or Retirement and Benefit Plan recordkeepers have agreed to assess the CDSCs or assist the Distributor or the Funds in assessing them.

     SHARE CLASSES. You should read this section carefully to determine which class of shares is best for you and discuss your selection with your investment professional. You should make a decision only after considering various factors, including the expected effect of any applicable sales charges and the level of class expenses on your investment over time, the amount you wish to invest, and the length of time you plan to hold the investment. Class A shares are sold at the NAV per share, plus a front-end sales charge which may be reduced or eliminated for larger purchases as described below. Class B, C, and P shares are offered at the NAV per share with no front-end sales charge. Early redemptions of Class B and C shares, however, may be subject to a CDSC. Class A shares normally have the lowest annual expenses while Class B and C shares have the highest annual expenses. Generally, Class A dividends will be higher than dividends of the other share classes. As a result, in many cases if you are investing $100,000 or more and plan to hold the shares for a long time, you may find Class A shares suitable for you because of the expected lower expenses and the reduced sales charges available. You should discuss purchase options with your investment professional.

     FOR MORE INFORMATION ON SELECTING A SHARE CLASS, SEE "CLASSES OF SHARES" IN THE STATEMENT OF ADDITIONAL INFORMATION.

================================================================================
SHARE CLASSES
--------------------------------------------------------------------------------

CLASS A    - normally offered with a front-end sales charge, which may be reduced or eliminated in certain circumstances

           - generally lowest annual expenses due to lower 12b-1 fees

CLASS B    - no front-end sales charge, but a CDSC is applied to shares redeemed before the sixth anniversary of purchase

           - higher annual expenses than Class A shares due to higher 12b-1 fees

           - automatically converts to Class A shares after eight years

CLASS C    - no front-end sales charge, but a CDSC is applied to shares redeemed before the first anniversary of purchase

           - higher annual expenses than Class A shares due to higher 12b-1 fees

CLASS P    - available only to certain investors

           - no front-end sales charge and no CDSC

           - lower annual expenses than Class B or Class C shares due to lower 12b-1 fees

================================================================================
FRONT-END SALES CHARGES - CLASS A SHARES
--------------------------------------------------------------------------------

                                                                                              MAXIMUM
                                                                              TO COMPUTE      DEALER'S
                                               AS A              AS A          OFFERING      CONCESSION
                                               % OF              % OF           PRICE          (% OF
                                             OFFERING            YOUR           DIVIDE        OFFERING
YOUR INVESTMENT                               PRICE           INVESTMENT        NAV BY         PRICE)
-------------------------------------------------------------------------------------------------------
Less than $50,000                             5.75%             6.10%            .9425         5.00%
$ 50,000 to $99,999                           4.75%             4.99%            .9525         4.00%
$100,000 to $249,999                          3.95%             4.11%            .9605         3.25%
$250,000 to $499,999                          2.75%             2.83%            .9725         2.25%
$500,000 to $999,999                          1.95%             1.99%            .9805         1.75%
                                             No Sales
$1,000,000 and over                           Charge                            1.0000             +

+ See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."

Note: The above percentages may vary for particular investors due to rounding.

     REDUCING YOUR CLASS A SHARE FRONT-END SALES CHARGES. As indicated in the above chart, you may purchase Class A shares at a discount if you qualify under the circumstances outlined below. To receive a reduced front-end sales charge,

[SIDENOTE]

PLEASE INFORM THE FUNDS OR YOUR FINANCIAL INTERMEDIARY AT THE TIME OF YOUR PURCHASE OF FUND SHARES IF YOU BELIEVE YOU QUALIFY FOR A REDUCED FRONT-END SALES CHARGE.

     you must let the Fund or your Financial Intermediary know at the time of your purchase of Fund shares that you believe you qualify for a discount. If you or a related party have holdings of ELIGIBLE FUNDS in other accounts with your Financial Intermediary or with other Financial Intermediaries that may be combined with your current purchases in determining the sales charge as described below, you must let the Fund or your Financial Intermediary know. You may be asked to provide supporting account statements or other information to allow us or your Financial Intermediary to verify your eligibility for a discount. If you or your Financial Intermediary do not notify the Fund or provide the requested information, you may not receive the reduced sales charge for which you otherwise qualify. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

     - RIGHTS OF ACCUMULATION - A Purchaser may combine the value at the current public offering price of Class A, B, C, and P shares of any Eligible Fund already owned with a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge on the new purchase.

     - LETTER OF INTENTION - A Purchaser may combine purchases of Class A, B, C, and P shares of any Eligible Fund the Purchaser intends to make over a 13-month period in determining the applicable sales charge. Current holdings under Rights of Accumulation may be included in a Letter of Intention. Shares purchased through reinvestment of dividends or distributions are not included. A Letter of Intention may be backdated up to 90 days.

     The term "Purchaser" includes: (1) an individual; (2) an individual, his or her spouse, and children under the age of 21; (3) a Retirement and Benefit Plan including a 401(k) plan, profit-sharing plan, money purchase plan, defined benefit plan, SIMPLE IRA plan, SEP IRA plan, and 457(b) plan sponsored by a governmental entity, non-profit organization, school district or church to which employer contributions are made; or (4) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account. An individual may include under item (1) his or her holdings in Eligible Funds as described above

[SIDENOTE]

ELIGIBLE FUND. An "Eligible Fund" is any Lord Abbett-sponsored fund except for
(1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such fund is not offered for sale; (2) Lord Abbett Series Fund, Inc.; (3) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett-sponsored funds); and (4) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund's shares. An Eligible Fund also is any Authorized Institution's affiliated money market fund meeting criteria set by Lord Abbett Distributor as to certain omnibus account and other criteria.

     in Individual Retirement Accounts ("IRAs"), as a sole participant of a Retirement and Benefit Plan sponsored by the individual's business, and as a participant in a 403(b) plan to which only pre-tax salary deferrals are made. An individual and his or her spouse may include under item (2) their holdings in IRAs, and as the sole participants in Retirement and Benefit Plans sponsored by a business owned by either or both of them. A Retirement and Benefit Plan under item (3) includes all qualified Retirement and Benefit Plans of a single employer and its consolidated subsidiaries, and all qualified Retirement and Benefit Plans of multiple employers registered in the name of a single bank trustee. A Purchaser may include holdings of Class A, B, C, and P shares of Eligible Funds as described above in accounts with Financial Intermediaries for purposes of calculating the front-end sales charges.

     FOR MORE INFORMATION ON ELIGIBILITY FOR THESE PRIVILEGES, READ THE APPLICABLE SECTIONS IN THE APPLICATION AND THE STATEMENT OF ADDITIONAL INFORMATION. THIS INFORMATION ALSO IS AVAILABLE UNDER "LORD ABBETT FUNDS" AT www.LordAbbett.com. OR BY CALLING LORD ABBETT AT 800-821-5129 (AT NO CHARGE).

     CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

     -  purchases of $1 million or more, *

     - purchases by Retirement and Benefit Plans with at least 100 eligible employees, *

     - purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases, *

     - purchases made with dividends and distributions on Class A shares of another Eligible Fund,

     - purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares,

     - purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

     - purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services (including so-called "mutual fund wrap account programs"), provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases,

     - purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

     - purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers), or

     - purchases through a broker-dealer for clients that participate in an arrangement with the broker-dealer under which the client pays the broker-dealer a fee based on the total asset value of the client's account for all or a specified number of securities transactions, including purchases of mutual fund shares, in the account during a certain period.

     SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A LISTING OF OTHER CATEGORIES OF PURCHASES THAT QUALIFY FOR CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE.

     * THESE CATEGORIES MAY BE SUBJECT TO A CDSC.


     DEALER CONCESSIONS ON CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Except as otherwise set forth in the following paragraphs, Lord Abbett Distributor may pay Dealers distribution-related compensation (i.e., concessions) according to the Schedule set forth below under the following circumstances:


     - purchases of $1 million or more,

     - purchases by Retirement and Benefit Plans with at least 100 eligible employees, or

     - purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans in connection with multiple fund family recordkeeping platforms and have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases ("Alliance Arrangements").

     Dealers receive concessions described below on purchases made within a 12-month period beginning with the first NAV purchase of Class A shares for the account. The concession rate resets on each anniversary date of the initial NAV purchase, provided that the account continues to qualify for treatment at NAV. Current holdings of Class B, C, and P shares will be included for purposes of calculating the breakpoints in the Schedule below and the amount of the concessions payable with respect to the Class A shares investment. Concessions may not be paid with respect to Alliance Arrangements unless Lord Abbett Distributor can monitor the applicability of the CDSC. In addition, if a Financial Intermediary decides to waive receipt of the concession, any CDSC that might otherwise have applied to any such purchase will be waived.

     Financial Intermediaries should contact Lord Abbett Distributor for more complete information on the commission structure.

================================================================================
DEALER CONCESSION SCHEDULE - CLASS A SHARES
(FOR CERTAIN PURCHASES WITHOUT A FRONT-END SALES CHARGE)
--------------------------------------------------------------------------------

The dealer concession received is based on the amount of the Class A share investment as follows:

                                      FRONT-END
CLASS A INVESTMENTS                   SALES CHARGE*   DEALER'S CONCESSION
-------------------------------------------------------------------------
First $5 million                      None            1.00%
Next $5 million above that            None            0.55%
Next $40 million above that           None            0.50%
Over $50 million                      None            0.25%

* Class A shares purchased without a sales charge will be subject to a 1% CDSC if they are redeemed on or before the 12th month (24th month if shares were purchased prior to November 1, 2004 in the case of Balanced Strategy
     Fund) after the month in which the shares were initially purchased. For Alliance Arrangements involving Financial Intermediaries offering multiple fund families to Retirement or Benefit Plans, the CDSC normally will be collected only when a Plan effects a complete redemption of all or substantially all shares of all Lord Abbett-sponsored funds in which the Plan is invested.

================================================================================
CONTINGENT DEFERRED SALES CHARGE (CDSC)
--------------------------------------------------------------------------------

A CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under Retirement and Benefit Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, the Fund redeems shares in the following order:

  1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

  2. shares held for six years or more (Class B), or one year or more after the month of purchase (two years or more after the month of purchase if shares were purchased prior to November 1, 2004 in the case of Balanced Strategy
     Fund) (Class A), or one year or more (Class C)

  3. shares held the longest before the sixth anniversary of their purchase (Class B), or before the first anniversary after the month of their purchase (second anniversary after the month of their purchase if shares were purchased prior to November 1, 2004 in the case of Balanced Strategy
     Fund) (Class A) or before the first anniversary of their purchase (Class C)


     CLASS A SHARE CDSC. If you buy Class A shares of a Fund under one of the starred (*) categories listed above or if you acquire Class A shares in exchange for Class A shares of another Lord Abbett-sponsored fund subject to a CDSC and you redeem any of the Class A shares on or before the 12th month (24th month if shares were purchased prior to November 1, 2004) after the month in which you initially purchased those shares, a CDSC of 1% normally will be collected.


     The Class A share CDSC generally will not be assessed under the following circumstances:


     - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, or any excess distribution under Retirement and Benefit Plans (documentation may be required)

     - redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Funds and/or Lord Abbett Distributor, provided the Plan has not redeemed all, or

[SIDENOTE]

BENEFIT PAYMENT DOCUMENTATION. (Class A CDSC only) Requests for benefit payments of $50,000 or more must be in writing. Use the address indicated under "Opening your Account."

        substantially all, of its assets from the Lord Abbett-sponsored funds

     - redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor that include the waiver of CDSCs and that were initially entered into prior to December 2002

     - ELIGIBLE MANDATORY DISTRIBUTIONS under 403(b) Plans and individual retirement accounts

     CLASS B SHARE CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC will be remitted to Lord Abbett Distributor. The CDSC declines the longer you own your shares, according to the following schedule:

================================================================================
CONTINGENT DEFERRED SALES CHARGES - CLASS B SHARES
--------------------------------------------------------------------------------

ANNIVERSARY(1) OF                         CONTINGENT DEFERRED SALES
THE DAY ON WHICH                          CHARGE ON REDEMPTION
THE PURCHASE ORDER                        (AS % OF AMOUNT SUBJECT
WAS ACCEPTED                              TO CHARGE)
On                          Before
                            1st                      5.0%
1st                         2nd                      4.0%
2nd                         3rd                      3.0%
3rd                         4th                      3.0%
4th                         5th                      2.0%
5th                         6th                      1.0%
on or after the 6th(2)                               None

(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1 will be May 1 of each succeeding year.

(2) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

     The Class B share CDSC generally will not be assessed under the following circumstances:

     - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, or any excess contribution or distribution under Retirement and Benefit Plans (documentation may be required)

[SIDENOTE]

ELIGIBLE MANDATORY DISTRIBUTIONS. If Class A or B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution that bears the same relation to the entire mandatory distribution as the Class A or B share investment bears to the total investment.

     - Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts

     -  death of the shareholder

     - redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

     SEE "SYSTEMATIC WITHDRAWAL PLAN" UNDER "SERVICES FOR FUND INVESTORS" FOR MORE INFORMATION ON CDSCs WITH RESPECT TO CLASS B SHARES.

     CLASS C SHARE CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of their purchase. The CDSC will be remitted to Lord Abbett Distributor.

     CLASS P SHARES. Class P shares have lower annual expenses than Class B and Class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV in connection with (a) orders made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such orders; (b) orders for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such orders; and (c) orders made by or on behalf of a Financial Intermediary for clients participating in an IRA Rollover program sponsored by the Financial Intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such orders.

     REINVESTMENT PRIVILEGE. If you redeem shares of a Fund, you have a one-time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you redeemed your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

SALES COMPENSATION

     As part of its plan for distributing shares, each Fund and Lord Abbett Distributor pay sales and service compensation to AUTHORIZED INSTITUTIONS that sell the Fund's shares and service its shareholder accounts.

     As shown in the table "Fees and Expenses," sales compensation originates from sales charges, which are paid directly by shareholders, and 12b-1 distribution fees, which are paid by the Funds. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEE                             CLASS A       CLASS B      CLASS C      CLASS P
-------------------------------------------------------------------------------
Service                             .25%          .25%         .25%         .20%
Distribution                        .10%*         .75%         .75%         .25%


* Until October 1, 2004 the Balanced Strategy Fund also paid a one-time distribution fee of up to 1% on certain qualifying purchases, which is generally amortized over a two-year period. Effective October 1, 2004, the Distributor commenced payment of such one-time distribution fee. See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."


     The Rule 12b-1 plans for Class A and Class P shares provide that the maximum payments that may be authorized by the Board are .50% and .75%, respectively. We may not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. In such cases, we will not require payment of any otherwise applicable CDSC.


     SALES ACTIVITIES. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity that is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to a Fund's Class A and Class C shares for


[SIDENOTE]

AUTHORIZED INSTITUTIONS are institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan. Lord Abbett Distributor is an Authorized Institution.

12b-1 FEES ARE PAYABLE REGARDLESS OF EXPENSES. The amounts payable by a Fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, a Fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.

     activities that are primarily intended to result in the sale of such Class A and Class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, additional concessions to Authorized Institutions, maintenance of shareholder accounts, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.


     SERVICE ACTIVITIES. We may pay 12b-1 service fees to Authorized Institutions for any activity that is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

     REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. In addition to the various sales commissions and 12b-1 fees described above, Lord Abbett, Lord Abbett Distributor and the Funds may make other payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers").


     Lord Abbett or Lord Abbett Distributor makes payments to Dealers in its sole discretion, at its own expense and without cost to the Funds or the Funds' shareholders. The payments may be for:


     -  marketing and/or distribution support for Dealers;

     - the Dealers' and their investment professionals' shareholder servicing efforts;

     - training and education activities for the Dealers, their investment professionals and/or their clients or potential clients;

     - certain information regarding Dealers and their investment professionals;

     - sponsoring or otherwise bearing in part or in whole, the costs for other meetings of Dealers' investment professionals and/or their clients or potential clients;

     - the purchase of products or services from the Dealers, such as investment research, software tools or data for investment analysis purposes; and/or


     - certain Dealers' costs associated with orders relating to Fund shares ("ticket charges").


     Some of these payments may be referred to as revenue sharing payments. Most of these payments are intended to reimburse Dealers directly or indirectly for the costs that they or their investment professionals incur in connection with educational seminars and training efforts about the Lord Abbett Funds to enable the Dealers and their investment professionals to make recommendations and provide services that are suitable and useful in meeting shareholder needs, as well as to maintain the necessary infrastructure to make the Lord Abbett Funds available to shareholders. The costs and expenses related to these efforts may include travel, lodging, entertainment and meals, among other things. In addition, Lord Abbett Distributor may, for specified periods of time, decide to forgo the portion of any front-end sales charges to which it normally is entitled and allow Dealers to retain the full sales charge for sales of Fund shares. In some instances, these temporary arrangements will be offered only to certain Dealers expected to sell significant amounts of Fund shares.


     Lord Abbett or Lord Abbett Distributor, in its sole discretion, determines the amounts of payments to Dealers, with the exception of purchases of products or services and certain expense reimbursements. Lord Abbett and Lord Abbett Distributor consider many factors in determining the basis or amount of any additional payments to Dealers. The factors include the Dealer's sales, assets and redemption rates relating to Lord Abbett Funds, penetration of Lord Abbett Fund sales among investment professionals within the Dealer, and the potential to expand Lord Abbett's relationship with the Dealer. Lord Abbett and Lord Abbett Distributor also may take into account other business relationships Lord Abbett has with a Dealer, including other Lord Abbett financial products or advisory services sold by or provided to a Dealer or one or more of its affiliates. Based on its analysis of these factors, Lord Abbett groups Dealers into tiers, each of which is associated with a particular maximum amount of revenue sharing payments expressed as a percentage of assets of the Lord Abbett Funds attributable to that particular Dealer. The payments presently range from 0.02% to 0.1% of Lord Abbett Fund assets attributable to the Dealer and/or its investment professionals. The maximum payment limitations may not be inclusive of payments for certain items, such as training and education activities, other meetings, and the purchase of certain products and services from the Dealers. The Dealers within a particular tier may receive different amounts of revenue sharing or may not receive any. Lord Abbett or Lord Abbett Distributor may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any given Fund. In addition, Lord Abbett's formula for calculating revenue sharing payments may be different from the formulas that the Dealers use. Please refer to the Funds' Statement of Additional Information for additional information relating to revenue sharing payments.


     Neither Lord Abbett nor Lord Abbett Distributor makes payments directly to a Dealer's investment professionals, but rather they are made solely to the Dealer itself (with the exception of expense reimbursements related to the attendance of a Dealer's investment professionals at training and education meetings and at other meetings involving the Lord Abbett Funds). The Dealers receiving additional payments include those that may recommend that their clients consider or select the Funds or other Lord Abbett Funds for investment purposes, including those that may include one or more of the Lord Abbett Funds on a "preferred" or "recommended" list of mutual funds. In some circumstances, the payments may create an incentive for a Dealer or its investment professionals to recommend or sell shares of Lord Abbett Funds to a client over shares of other funds. For more specific information about any additional payments, including revenue sharing, made to your Dealer, please contact your investment professional.

     The Funds' portfolio transactions are not used as a form of sales-related compensation to Dealers that sell shares of the Lord Abbett Funds. Lord Abbett places each Fund's portfolio transactions with broker-dealer firms based on the firm's ability to provide the best net results from the transaction to the Fund. To the extent that Lord Abbett determines that a Dealer can provide the Funds with the best net results, Lord Abbett may place the Fund's portfolio transactions with the Dealer even though it sells or has sold shares of the Fund. In no event, however, does or will Lord Abbett give any consideration to a Dealer's sales in deciding which Dealer to choose to execute the Funds' portfolio transactions. Lord Abbett maintains policies and procedures designed to ensure that it places portfolio transactions based on the Funds' receipt of the best net results only. These policies and procedures also permit Lord Abbett to give consideration to proprietary investment research a Dealer may provide to Lord Abbett.

     In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, the Lord Abbett Funds may enter into arrangements with and pay fees to Financial Intermediaries that provide recordkeeping services to certain groups of investors in the Lord Abbett Funds, including participants in Retirement and Benefit Plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of Financial Intermediaries that operate in an omnibus environment (collectively, "Investors"). The recordkeeping services typically include:
     (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees the Lord Abbett Funds pay: (1) are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services; and (2) do not relate to distribution services. The Lord Abbett Funds understand that, in accordance with guidance from the U.S. Department of Labor, Retirement and Benefit Plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the Retirement and Benefit Plans or the Investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients' charges by the amount of fees the recordkeeper receives from mutual funds.

     The Lord Abbett Funds may also pay fees to broker-dealers for networking services. Networking services may include but are not limited to:

     -  establishing and maintaining individual accounts and records;

     -  providing client account statements; and

     -  providing 1099 forms and other tax statements.

     The networking fees that the Lord Abbett Funds pay to broker-dealers normally result in reduced fees to the transfer agent, which would otherwise provide these services.

OPENING YOUR ACCOUNT

     IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT REQUIRED BY THE USA PATRIOT ACT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including each Fund, to obtain, verify, and record information that identifies each person who opens an account. What this means for you - when you open an account, we will ask for your name, address, date of birth, Social Security Number or similar number, and other information that will allow us to identify you. We will ask for similar information in the case of persons who will be signing on behalf of a legal entity that will own the account. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your Application. Your monies will not be invested until we have all required information. You also should know that we may verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, each Fund reserves the right to reject purchase orders accompanied by cash, cashier's checks, money orders, bank drafts, traveler's checks, and third party or double-endorsed checks, among others.


MINIMUM INITIAL INVESTMENT

-  Regular Account                                                 $ 1,000

-  Individual Retirement Accounts and 403(b)
   Plans under the Internal Revenue Code                           $   250

-  Uniform Gift to Minor Account                                   $   250

-  Invest-A-Matic                                                  $   250

No minimum investment is required for certain Retirement and Benefit Plans and certain purchases through Financial Intermediaries that charge their clients a fee for services that include investment advisory or management services.


     You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor, or you can fill out the Application and send it to the Fund at the address stated below. You should note that your purchases and other transactions may be subject to review and verification on an ongoing basis. Please carefully read the paragraph below entitled "Proper Form" before placing your order to ensure that your order will be accepted.


     [NAME OF FUND]
     P.O. Box 219336
     Kansas City, MO 64121

     PROPER FORM. An order submitted directly to a Fund must contain: (1) a completed application with all applicable requested information, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information, please call the Funds at 800-821-5129.

     BY EXCHANGE. Please call the Funds at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

REDEMPTIONS

     Redemptions of each Fund's shares are executed at the NAV next determined after a Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide a Fund with one or more completed forms before your order will be executed. For more information, please call 800-821-5129. To determine if a CDSC applies to a redemption, see "Class A Share CDSC," "Class B Share CDSC," or "Class C Share CDSC."

     BY BROKER. Call your investment professional for instructions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Funds at 800-821-5129.

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an

[SIDENOTE]

SMALL ACCOUNTS. The Board may authorize closing any account in which there are fewer than 25 shares if it is in a Fund's best interest to do so.

ELIGIBLE GUARANTOR is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A notary public is not an eligible guarantor.

     ELIGIBLE GUARANTOR. Certain other legal documentation may be required. For more information regarding proper documentation, please call 800-821-5129.

     A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

     - a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation),

     - a redemption check payable to anyone other than the shareholder(s) of record,

     - a redemption check to be mailed to an address other than the address of record,

     - a redemption check payable to a bank other than the bank we have on file, or

     -  a redemption for $50,000 or more.

     REDEMPTIONS IN KIND. Each Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that a Fund would do so except in unusual circumstances. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

DISTRIBUTIONS AND TAXES

     The Income Strategy Fund and Balanced Strategy Fund expect to pay you dividends from their net investment income monthly. The World Growth & Income Strategy Fund expects to pay you dividends from its net investment income quarterly. Each Fund expects to distribute any net capital gains annually as "capital gains distributions."

     Distributions will be reinvested in Fund shares unless you instruct a Fund to pay them to you in cash. For distributions payable on accounts other than those held in the name of your dealer, if you instruct a Fund to pay your distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your

[SIDENOTE]

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

-  In the case of an estate -

   Robert A. Doe
   Executor of the Estate of John W. Doe

  [Date]

[SEAL]

-  In the case of a corporation - ABC Corporation
   Mary B. Doe

   By Mary B. Doe, President
   [Date]

[SEAL]
     checks remains uncashed for a certain period, each Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, each Fund reserves the right to reinvest all subsequent distributions in additional Fund shares in your account. No interest will accrue on checks while they remain uncashed before they are reinvested or on amounts represented by uncashed redemption checks. There are no sales charges on reinvestments.

     A Fund's distributions are taxable to you in the year they are considered received for tax purposes. Distributions of investment income and short-term capital gains are taxable to you as ordinary income; however, certain qualified dividends that a Fund receives and distributes to you may be subject to a reduced tax rate if you meet holding period and certain other requirements. Distributions of net long-term capital gains are taxable to you as long-term capital gains. This tax treatment of distributions of net long-term capital gains applies regardless of how long you have owned Fund shares or whether distributions are reinvested or paid in cash.

     Except in tax-advantaged accounts, any sale, redemption, or exchange of Fund shares may be taxable to you.

     If you buy shares when a Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

     Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by a Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

SERVICES FOR FUND INVESTORS

     AUTOMATIC SERVICES

     Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the Application or by calling 800-821-5129.

================================================================================
FOR INVESTING

INVEST-A-MATIC                You can make fixed, periodic investments ($250
(Dollar-cost                  initial and $50 subsequent minimum) into your Fund
averaging)                    account by means of automatic money transfers from
                              your bank checking account. See the Application for instructions.

DIV-MOVE You may automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

For selling shares

SYSTEMATIC                    You can make regular withdrawals from most Lord
WITHDRAWAL                    Abbett-sponsored funds. Automatic cash withdrawals
PLAN ("SWP")                  will be paid to you from your account in fixed or
                              variable amounts. To establish a SWP, the value of your shares for Class A or Class C must be at least $10,000, and for Class B the value of your shares must be at least $25,000, except in the case of a SWP established for Retirement and Benefit Plans, for which there is no minimum. Your shares must be in non-certificate form.

CLASS B SHARES                The CDSC will be waived on redemptions of up to
                              12% of the current net asset value of your account at the time of your SWP request. For Class B share
                              SWP redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation.

CLASS B AND                   Redemption proceeds due to a SWP for Class B and
CLASS C SHARES                Class C shares will be redeemed in the order
                              described under "CDSC" under "Purchases."
================================================================================

     OTHER SERVICES

     TELEPHONE INVESTING. After we have received the Application (selecting "yes" under Section 8C and completing Section 7), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Funds for an existing account. Each Fund will purchase the requested shares when it receives the money from your bank.

     EXCHANGES. You or your investment professional may instruct the Funds to exchange shares of any class for shares of the same class of any Eligible Fund. Instructions may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The Funds must receive instructions for the exchange before the close of the NYSE on the day of your call, in which case you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes and may create a taxable situation for you (see "Distributions and Taxes" section). Be sure to read the current prospectus for any fund into which you are exchanging.

     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.


     HOUSEHOLDING. We have adopted a policy that allows us to send only one copy of a Fund's prospectus, proxy material, Annual Report and Semiannual Report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.


     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Funds at 800-821-5129.

     SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

[SIDENOTE]

TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Funds will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

EXCHANGE LIMITATIONS. As described under "Your Investment - Purchases," we reserve the right to modify, restrict, or reject any exchange request if a Fund or Lord Abbett Distributor determines it is in the best interest of the Fund and its shareholders. Each Fund also may revoke the privilege for all shareholders upon 60 days' written notice.

                                                            INCOME STRATEGY FUND

                             FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


================================================================================


                                                               CLASS A SHARES
                                                               --------------
                                                                6/29/2005(a)
                                                                     TO
PER SHARE OPERATING PERFORMANCE                                  11/30/2005
NET ASSET VALUE, BEGINNING OF PERIOD                           $        15.00
INVESTMENT OPERATIONS:
  Net investment income(b)                                                .23
  Net realized and unrealized loss                                       (.11)
TOTAL FROM INVESTMENT OPERATIONS                                          .12
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                  (.19)
NET ASSET VALUE, END OF PERIOD                                 $        14.93
TOTAL RETURN(c)                                                           .83%(d)
RATIOS TO AVERAGE NET ASSETS*:
  Expenses, including expense reductions and
    expenses assumed and waived                                           .14%(d)
  Expenses, excluding expense reductions and
    expenses assumed and waived                                          8.13%(e)
  Net investment income                                                  5.01%(e)


================================================================================


                                                                6/29/2005(a)
                                                                    TO
SUPPLEMENTAL DATA:                                               11/30/2005
                                                               --------------
NET ASSETS, END OF PERIOD (000)                                $        6,403
PORTFOLIO TURNOVER RATE                                                   .05%

                                                            INCOME STRATEGY FUND

================================================================================


                                                               CLASS B SHARES
                                                               --------------
                                                                6/29/2005(a)
                                                                     TO
PER SHARE OPERATING PERFORMANCE                                  11/30/2005
NET ASSET VALUE, BEGINNING OF PERIOD                           $        15.00
INVESTMENT OPERATIONS:
  Net investment income(b)                                                .18
  Net realized and unrealized loss                                       (.10)
TOTAL FROM INVESTMENT OPERATIONS                                          .08
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                  (.16)
NET ASSET VALUE, END OF PERIOD                                 $        14.92
TOTAL RETURN(c)                                                           .55%(d)
RATIOS TO AVERAGE NET ASSETS*:
  Expenses, including expense reductions and
    expenses assumed and waived                                           .41%(d)
  Expenses, excluding expense reductions and
    expenses assumed and waived                                         10.03%(e)
  Net investment income                                                  4.29%(e)


================================================================================


                                                                 6/29/2005(a)
                                                                      TO
SUPPLEMENTAL DATA:                                               11/30/2005
NET ASSETS, END OF PERIOD (000)                                $          326
PORTFOLIO TURNOVER RATE                                                   .05%

                                                            INCOME STRATEGY FUND

================================================================================
                                                               CLASS C SHARES
                                                               --------------
                                                                6/29/2005(a)
                                                                     TO
PER SHARE OPERATING PERFORMANCE                                  11/30/2005

NET ASSET VALUE, BEGINNING OF PERIOD                           $        15.00
INVESTMENT OPERATIONS:
  Net investment income(b)                                                .18
  Net realized and unrealized loss                                       (.10)
                                                               --------------
TOTAL FROM INVESTMENT OPERATIONS                                          .08
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                  (.17)
NET ASSET VALUE, END OF PERIOD                                 $        14.91
                                                               --------------
TOTAL RETURN(c)                                                           .57%(d)
RATIOS TO AVERAGE NET ASSETS*:
  Expenses, including expense reductions and
    expenses assumed and waived                                           .41%(d)
  Expenses, excluding expense reductions and
    expenses assumed and waived                                          6.26%(e)
  Net investment income                                                  3.88%(e)


================================================================================


                                                                6/29/2005(a)
                                                                     TO
SUPPLEMENTAL DATA:                                               11/30/2005
NET ASSETS, END OF PERIOD (000)                                $        2,525
PORTFOLIO TURNOVER RATE                                                   .05%

                                                            INCOME STRATEGY FUND

FINANCIAL HIGHLIGHTS (Concluded)

================================================================================


                                                               CLASS P SHARES
                                                               --------------
                                                                6/29/2005(a)
                                                                    TO
PER SHARE OPERATING PERFORMANCE                                 11/30/2005
NET ASSET VALUE, BEGINNING OF PERIOD                           $        15.00
INVESTMENT OPERATIONS:
  Net investment income(b)                                                .15
  Net realized and unrealized loss                                       (.03)
TOTAL FROM INVESTMENT OPERATIONS                                          .12
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                  (.16)
NET ASSET VALUE, END OF PERIOD                                 $        14.96
TOTAL RETURN(c)                                                           .83%(d)
RATIOS TO AVERAGE NET ASSETS*:
  Expenses, including expense reductions and
    expenses assumed and waived                                           .14%(d)
  Expenses, excluding expense reductions and
    expenses assumed and waived                                          7.67%+(e)
  Net investment income                                                  3.52%+(e)


================================================================================


                                                                 6/29/2005(a)
                                                                     TO
SUPPLEMENTAL DATA:                                               11/30/2005
NET ASSETS, END OF PERIOD (000)                                $            1
PORTFOLIO TURNOVER RATE                                                   .05%



*    Does not include expenses of the Underlying Funds in which the Fund invests.
+    The ratios have been determined on a Fund basis.
(a) Commencement of investment operations and SEC effective date is June 29, 2005; date shares became available to the public is July 1, 2005.
(b)  Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)  Not annualized.
(e)  Annualized.

                                                          BALANCED STRATEGY FUND
                                             (FORMERLY KNOWN AS BALANCED SERIES)

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


================================================================================


                                                                           CLASS A SHARES
                                            ---------------------------------------------------------------------------
                                                                          YEAR ENDED 11/30
PER SHARE OPERATING PERFORMANCE                2005            2004            2003            2002            2001
NET ASSET VALUE, BEGINNING OF YEAR          $     11.53     $     10.58     $      9.67     $     10.80     $     11.64
INVESTMENT OPERATIONS:
  Net investment income(b)                          .35             .37             .35             .42             .52
  Net realized and unrealized gain (loss)           .12             .91            1.04           (1.14)           (.26)
TOTAL FROM INVESTMENT OPERATIONS                    .47            1.28            1.39            (.72)            .26
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                            (.37)           (.33)           (.32)           (.41)           (.56)
  Paid-in capital                                    --              --              --              --            (.05)
  Net realized gain                                (.10)             --(e)         (.16)             --            (.49)
TOTAL DISTRIBUTIONS                                (.47)           (.33)           (.48)           (.41)          (1.10)
NET ASSET VALUE, END OF YEAR                $     11.53     $     11.53     $     10.58     $      9.67     $     10.80
TOTAL RETURN(c)                                    4.12%          12.29%          15.19%          (6.76)%          2.24%
RATIOS TO AVERAGE NET ASSETS*:
  Expenses, including expense
    reductions and expenses
    assumed and waived                              .35%            .37%            .40%            .38%            .32%

  Expenses, excluding expense
    reductions and expenses
    assumed and waived                              .65%            .80%           1.40%           1.39%           1.47%
  Net investment income                            3.03%           3.35%           3.50%           4.19%           4.72%


================================================================================


                                                                          YEAR ENDED 11/30
                                            ---------------------------------------------------------------------------
SUPPLEMENTAL DATA:                              2005            2004            2003            2002            2001
NET ASSETS, END OF YEAR (000)               $   879,442     $   704,342     $   399,266     $   154,128     $    98,032
PORTFOLIO TURNOVER RATE                             .00%            .00%            .00%            .00%          30.69%

                                                          BALANCED STRATEGY FUND
                                             (FORMERLY KNOWN AS BALANCED SERIES)

FINANCIAL HIGHLIGHTS (Continued)

================================================================================


                                                                           CLASS B SHARES
                                            ---------------------------------------------------------------------------
                                                                          YEAR ENDED 11/30
PER SHARE OPERATING PERFORMANCE                2005            2004            2003            2002            2001
NET ASSET VALUE, BEGINNING OF YEAR          $     11.52     $     10.57     $      9.67     $     10.79     $     11.63
INVESTMENT OPERATIONS:
  Net investment income(b)                          .27             .30             .28             .36             .46
  Net realized and unrealized gain (loss)           .13             .91            1.05           (1.14)           (.28)
TOTAL FROM INVESTMENT OPERATIONS                    .40            1.21            1.33            (.78)            .18
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                            (.30)           (.26)           (.27)           (.34)           (.48)
  Paid-in capital                                    --              --              --              --            (.05)
  Net realized gain                                (.10)             --(e)         (.16)             --            (.49)
TOTAL DISTRIBUTIONS                                (.40)           (.26)           (.43)           (.34)          (1.02)
NET ASSET VALUE, END OF YEAR                $     11.52     $     11.52     $     10.57     $      9.67     $     10.79
TOTAL RETURN(c)                                    3.49%          11.64%          14.40%          (7.32)%          1.54%
RATIOS TO AVERAGE NET ASSETS*:
  Expenses, including expense
    reductions and expenses
    assumed and waived                             1.00%           1.01%           1.04%           1.00%           1.00%
  Expenses, excluding expense
    reductions and expenses
    assumed and waived                             1.30%           1.50%           2.04%           2.01%           2.15%
  Net investment income                            2.38%           2.68%           2.86%           3.57%           4.16%


================================================================================


                                                                          YEAR ENDED 11/30
                                            ---------------------------------------------------------------------------
SUPPLEMENTAL DATA:                              2005            2004            2003            2002            2001
NET ASSETS, END OF YEAR (000)               $   104,715     $    84,783     $    52,943     $    29,415          $22,83
PORTFOLIO TURNOVER RATE                             .00%            .00%            .00%            .00%          30.69%

                                                          BALANCED STRATEGY FUND
                                             (FORMERLY KNOWN AS BALANCED SERIES)

FINANCIAL HIGHLIGHTS (Continued)

================================================================================


                                                                           CLASS C SHARES
                                            ---------------------------------------------------------------------------
                                                                          YEAR ENDED 11/30
PER SHARE OPERATING PERFORMANCE                2005            2004            2003            2002            2001
NET ASSET VALUE, BEGINNING OF YEAR          $     11.51     $     10.56     $      9.66     $     10.80     $     11.61
INVESTMENT OPERATIONS:
  Net investment income(b)                          .28             .30             .28             .36             .45
  Net realized and unrealized gain (loss)           .11             .92            1.05           (1.14)           (.24)
TOTAL FROM INVESTMENT OPERATIONS                    .39            1.22            1.33            (.78)            .21
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                            (.30)           (.27)           (.27)           (.36)           (.48)
  Paid-in capital                                    --              --              --              --            (.05)
  Net realized gain                                (.10)             --(e)         (.16)             --            (.49)
TOTAL DISTRIBUTIONS                                (.40)           (.27)           (.43)           (.36)          (1.02)
NET ASSET VALUE, END OF YEAR                $     11.50     $     11.51     $     10.56     $      9.66     $     10.80
TOTAL RETURN(c)                                    3.43%          11.68%          14.39%          (7.33)%          1.81%
RATIOS TO AVERAGE NET ASSETS*:
  Expenses, including expense
    reductions and expenses
    assumed and waived                             1.00%           1.01%           1.04%            .98%            .82%
  Expenses, excluding expense
    reductions and expenses
    assumed and waived                             1.30%           1.49%           2.04%           1.99%           1.97%
  Net investment income                            2.50%           2.75%           2.86%           3.59%           4.10%


================================================================================


                                                                          YEAR ENDED 11/30
                                            ---------------------------------------------------------------------------
SUPPLEMENTAL DATA:                              2005            2004            2003            2002            2001
NET ASSETS, END OF YEAR (000)               $   119,578     $    82,232     $    42,090     $    23,968     $    19,835
PORTFOLIO TURNOVER RATE                             .00%            .00%            .00%            .00%          30.69%

                                                          BALANCED STRATEGY FUND
                                             (FORMERLY KNOWN AS BALANCED SERIES)

FINANCIAL HIGHLIGHTS (Concluded)

================================================================================


                                                             CLASS P SHARES
                                               -------------------------------------------
                                                                             12/31/2002(a)
                                                    YEAR ENDED 11/30              TO
PER SHARE OPERATING PERFORMANCE                   2005           2004         11/30/2003
NET ASSET VALUE, BEGINNING OF PERIOD           $    11.51     $    10.57     $        9.15
INVESTMENT OPERATIONS:
  Net investment income(b)                            .41            .51               .34
  Net realized and unrealized gain                    .04            .76              1.34
TOTAL FROM INVESTMENT OPERATIONS                      .45           1.27              1.68
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                              (.36)          (.33)             (.26)
  Net realized gain                                  (.10)            --(e)             --
TOTAL DISTRIBUTIONS                                  (.46)          (.33)             (.26)
NET ASSET VALUE, END OF PERIOD                 $    11.50     $    11.51     $       10.57
TOTAL RETURN(c)                                      4.00%         12.21%            18.69%(d)
RATIOS TO AVERAGE NET ASSETS*:
  Expenses, including expense reductions and
    expenses assumed and waived                       .45%           .45%              .45%(d)+
  Expenses, excluding expense reductions and
    expenses assumed and waived                       .75%           .83%             1.36%(d)+
  Net investment income                              3.59%          4.63%             3.12%(d)+


================================================================================


                                                                             12/31/2002(a)
                                                   YEAR ENDED 11/30              TO
SUPPLEMENTAL DATA:                                2005           2004         11/30/2003
NET ASSETS, END OF PERIOD (000)                $    2,520     $      715     $          26
PORTFOLIO TURNOVER RATE                               .00%           .00%              .00%



+    The ratios have been determined on a Fund basis.
* Does not include expenses of the Underlying Funds in which the Fund invests.
(a)  Commencement of offering of class shares.
(b)  Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)  Not annualized.
(e)  Amount is less than $.01

                                             WORLD GROWTH & INCOME STRATEGY FUND

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


================================================================================


                                                          CLASS A SHARES
                                                          --------------
                                                           6/29/2005(a)
                                                               TO
PER SHARE OPERATING PERFORMANCE                             11/30/2005
NET ASSET VALUE, BEGINNING OF PERIOD                      $        15.00
INVESTMENT OPERATIONS:
  Net investment income(b)                                           .05
  Net realized and unrealized gain                                   .62
TOTAL FROM INVESTMENT OPERATIONS                                     .67
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                             (.05)
NET ASSET VALUE, END OF PERIOD                            $        15.62
TOTAL RETURN(c)                                                     4.48%(d)
RATIOS TO AVERAGE NET ASSETS*:
  Expenses, including expense reductions and expenses
    assumed and waived                                               .14%(d)
  Expenses, excluding expense reductions and expenses
    assumed and waived                                              2.58%(f)
  Net investment income                                             1.17%(f)


================================================================================


                                                           6/29/2005(a)
                                                               TO
SUPPLEMENTAL DATA:                                          11/30/2005
NET ASSETS, END OF PERIOD (000)                           $      26,193
PORTFOLIO TURNOVER RATE                                             .06%

                                             WORLD GROWTH & INCOME STRATEGY FUND

================================================================================


                                                          CLASS B SHARES
                                                          --------------
                                                           6/29/2005(a)
                                                               TO
PER SHARE OPERATING PERFORMANCE                             11/30/2005
NET ASSET VALUE, BEGINNING OF PERIOD                      $       15.00
INVESTMENT OPERATIONS:
  Net investment income(b)                                          .01
  Net realized and unrealized gain                                  .62
TOTAL FROM INVESTMENT OPERATIONS                                    .63
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                            (.04)
NET ASSET VALUE, END OF PERIOD                            $       15.59
TOTAL RETURN(c)                                                    4.24%(d)
RATIOS TO AVERAGE NET ASSETS*:
  Expenses, including expense reductions and expenses
    assumed and waived                                              .41%(d)
  Expenses, excluding expense reductions and expenses
    assumed and waived                                             2.92%(f)
  Net investment income                                             .53%(f)


================================================================================


                                                           6/29/2005(a)
                                                               TO
SUPPLEMENTAL DATA:                                         11/30/2005
NET ASSETS, END OF PERIOD (000)                           $       2,386
PORTFOLIO TURNOVER RATE                                             .06%

                                             WORLD GROWTH & INCOME STRATEGY FUND

================================================================================


                                                          CLASS C SHARES
                                                          --------------
                                                           6/29/2005(a)
                                                               TO
PER SHARE OPERATING PERFORMANCE                             11/30/2005
NET ASSET VALUE, BEGINNING OF PERIOD                      $       15.00
INVESTMENT OPERATIONS:
  Net investment income(b)                                          .01
  Net realized and unrealized gain                                  .62
TOTAL FROM INVESTMENT OPERATIONS                                    .63
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                            (.04)
NET ASSET VALUE, END OF PERIOD                            $       15.59
TOTAL RETURN(c)                                                    4.23%(d)
RATIOS TO AVERAGE NET ASSETS*:
  Expenses, including expense reductions and expenses
    assumed and waived                                              .41%(d)
  Expenses, excluding expense reductions and expenses
    assumed and waived                                             2.81%(f)
  Net investment income                                             .52%(f)


================================================================================


                                                           6/29/2005(a)
                                                               TO
SUPPLEMENTAL DATA:                                         11/30/2005
NET ASSETS, END OF PERIOD (000)                           $       7,017
PORTFOLIO TURNOVER RATE                                             .06%

                                             WORLD GROWTH & INCOME STRATEGY FUND

FINANCIAL HIGHLIGHTS (Concluded)


                                                          CLASS P SHARES
                                                          --------------
                                                           6/29/2005(a)
                                                               TO
PER SHARE OPERATING PERFORMANCE                             11/30/2005
NET ASSET VALUE, BEGINNING OF PERIOD                      $       15.00
INVESTMENT OPERATIONS:
  Net investment income(b)                                          .05
  Net realized and unrealized gain                                  .62
TOTAL FROM INVESTMENT OPERATIONS                                    .67
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                            (.04)
NET ASSET VALUE, END OF PERIOD                            $       15.63
TOTAL RETURN(c)                                                    4.48%(d)
RATIOS TO AVERAGE NET ASSETS*:
  Expenses, including expense reductions and expenses
    assumed and waived                                              .13%(d)
  Expenses, excluding expense reductions and expenses
    assumed and waived                                             2.51%+(f)
  Net investment income                                            0.79%+(f)


================================================================================


                                                           6/29/2005(a)
                                                               TO
SUPPLEMENTAL DATA:                                         11/30/2005
NET ASSETS, END OF PERIOD (000)                           $           1
PORTFOLIO TURNOVER RATE                                             .06%


*   Does not include expenses of the Underlying Funds in which the Fund invests.
+   The ratios have been determined on a Fund basis.
(a) Commencement of investment operations and SEC effective date is June 29, 2005; date shares became available to the public is July 1, 2005.
(b) Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d) Not annualized.
(f) Annualized.

TO OBTAIN INFORMATION:                       ADDITIONAL INFORMATION

BY TELEPHONE. For shareholder account             More information on each Fund is or will be available free upon
inquiries call the Funds at:                      request, including the following:
800-821-5129. For literature requests
call the Funds at: 800-874-3733.                  ANNUAL/SEMIANNUAL REPORT

BY MAIL. Write to the Funds at:                   The Funds' Annual and Semiannual Reports contain more information
The Lord Abbett Family of Funds                   about each Fund's investments and performance. The Annual Report also
90 Hudson Street                                  includes details about the market conditions and investment strategies
Jersey City, NJ 07302-3973                        that had a significant effect on each Fund's performance during the last fiscal year. The Reports are available, free of charge, at
VIA THE INTERNET.                                 www.LordAbbett.com, and through other means, as indicated on the left.
LORD, ABBETT & CO. LLC
www.LordAbbett.com                                STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Text only versions of Fund documents can          Provides more details about the Funds and their policies.
be viewed online or downloaded from the           A current SAI is on file with the Securities and Exchange Commission
SEC: www.sec.gov.                                 ("SEC") and is incorporated by reference (is legally considered part of this prospectus). Although the SAI is not available at
You can also obtain copies by visiting            www.LordAbbett.com, the SAI is available through other means,
the SEC's Public Reference Room in                generally without charge, as indicated on the left.
Washington, DC (phone 202-942-8090) or
by sending your request and a
duplicating fee to the SEC's Public
Reference Section, Washington, DC
20549-0102 or by sending your request
electronically to publicinfo@sec.gov.

[LORD ABBETT(R) LOGO]

   Lord Abbett Mutual Fund shares                      Lord Abbett Investment Trust -
             are distributed by:                           Lord Abbett Income Strategy Fund
      LORD ABBETT DISTRIBUTOR LLC                          Lord Abbett Balanced Strategy Fund
            90 Hudson Street                               Lord Abbett World Growth & Income Strategy Fund         LA-SAF-1
   Jersey City, New Jersey 07302-3973                                                                               (4/06)
                                                  SEC FILE NUMBER: 811-7988


[LORD ABBETT LOGO]


                                                                   APRIL 1,
                                                                     2006


                                                                   PROSPECTUS

LORD ABBETT
 CORE FIXED INCOME FUND
 TOTAL RETURN FUND


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                     TABLE OF CONTENTS


                           THE FUNDS                                PAGE
            Information about   Core Fixed Income Fund               2
          the goal, principal   Total Return Fund                    8
        strategy, main risks,   Additional Investment
           performance, fees,   Information                          15
                 and expenses   Management                           20

                          YOUR INVESTMENT

              Information for   Purchases                            22
                managing your   Sales Compensation                   38
                 Fund account   Opening Your Account                 44
                                Redemptions                          46
                                Distributions and Taxes              47
                                Services For Fund Investors          49

                     FINANCIAL INFORMATION

         Financial highlights   Core Fixed Income Fund               51
                                Total Return Fund                    55

                    ADDITIONAL INFORMATION

            How to learn more   Back Cover
              about the Funds
                    and other
            Lord Abbett Funds

                                                          CORE FIXED INCOME FUND

                                   THE FUNDS

GOAL

     The investment objective of the Fund is to seek income and capital appreciation to produce a high total return.

PRINCIPAL STRATEGY


     Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities of various types. The Fund will provide shareholders with at least 60 days' notice of any change in this policy. The Fund invests primarily in U.S. Government, mortgage-related, and INVESTMENT GRADE DEBT SECURITIES, including those issued by non-U.S. entities but denominated in U.S. dollars (known as "Yankees").

     The Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Duration is a mathematical concept that measures a portfolio's exposure to interest rate changes. The longer a portfolio's duration, the more sensitive it is to interest rate risk. The shorter a portfolio's duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point. The Fund expects to maintain its average duration range within two years of the bond market's duration as measured by the Lehman Brothers Aggregate Bond Index (currently approximately four and one-half years).


[SIDENOTE]

WE OR THE FUND OR CORE FIXED INCOME FUND refers to the Lord Abbett Core Fixed Income Fund, a portfolio or series of Lord Abbett Investment Trust (the "Trust").

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. The Fund strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

INVESTMENT GRADE DEBT SECURITIES are debt securities that are rated within the four highest grades assigned by Moody's Investor Service, Inc. (Aaa, Aa, A,
Baa), Standard & Poor's Ratings Services (AAA, AA, A, BBB) or Fitch Investors Service (AAA, AA, A, BBB) (each a "Rating Agency") or are unrated but determined by Lord Abbett to be of comparable quality.

                                                          CORE FIXED INCOME FUND

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of an investment in the Fund will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of debt securities are likely to decline, and when interest rates fall, the prices of debt securities tend to rise.

     The mortgage- and asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The rate of prepayments on underlying mortgages also will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.


     The Fund's investments in foreign securities may present increased market, liquidity, currency, political, information, and other risks.


     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

                                 CORE FIXED INCOME FUND Symbols: Class A - LCRAX
                                                                 Class B - LCRBX
                                                                 Class C - LCRCX
                                                                 Class P - LCRPX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to the different expenses each class bears.

[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS A SHARES
--------------------------------------------------------------------------------

2001          +9.5%
2002          +9.3%
2003          +3.8%
2004          +3.7%
2005          +2.1%

BEST QUARTER 3rd Q '01            +5.0%
WORST QUARTER 2nd Q '04           -2.4%

                                                          CORE FIXED INCOME FUND

     The table below shows how the average annual total returns of the Fund's Class A, B, C, and P shares compare to those of a broad-based securities market index. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B, Class C, and Class P shares are not shown in the table and will vary from those shown for Class A shares.


================================================================================
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005
--------------------------------------------------------------------------------



                                                                                             LIFE OF
SHARE CLASS                                                      1 YEAR        5 YEARS       FUND(1)
Class A Shares
  Return Before Taxes                                            -2.75%         4.61%         5.40%
  Return After Taxes on Distributions                            -4.07%         2.64%         3.02%
  Return After Taxes
    on Distributions and Sale of Fund Shares                     -1.80%         2.74%         3.14%
Class B Shares                                                   -2.54%         4.93%         5.72%
Class C Shares                                                    1.47%         5.11%         5.87%
Class P Shares                                                    2.03%         5.61%         6.36%
Lehman Brothers Aggregate Bond Index(2)
  (reflects no deduction for fees, expenses,
  or taxes)                                                       2.43%         5.87%         6.44%


(1) The date of inception for Class A shares, Class B shares, Class C shares, and Class P shares is 8/31/00.

(2) The performance of the unmanaged index is not necessarily representative of the Fund's performance.


[SIDENOTE]


The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

                                                          CORE FIXED INCOME FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                                 CLASS A     CLASS B(1)      CLASS C      CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
  (as a % of offering price)                                        4.75%(2)       none         none         none
Maximum Deferred Sales Charge (See
  "Purchases")(3)                                                   none(4)        5.00%        1.00%(5)     none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets)
  (as a % of average net assets)
Management Fees
  (See "Management")                                                0.45%          0.45%        0.45%        0.45%
Distribution and Service
  (12b-1) Fees(6)(7)                                                0.35%          1.00%        1.00%        0.45%
Other Expenses                                                      0.49%          0.49%        0.49%        0.49%
Total Operating Expenses(6)(8)                                      1.29%          1.94%        1.94%        1.39%
Expense Reimbursement(8)                                           (0.39)%        (0.39)%      (0.39)%      (0.39)%
Net Expenses(8)                                                     0.90%          1.55%        1.55%        1.00%


(1) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.
(2) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."
(3) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.
(4) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge.
(5) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(6) These amounts have been restated from fiscal year amounts to reflect estimated current fees and expenses.
(7) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(8) For the year ending November 30, 2006, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses so that the Fund's Net Expenses do not exceed an aggregate annual rate of 0.90% of average daily net assets for Class A shares, 1.55% of average daily net assets for Class B and C shares and 1.00% of average daily net assets for Class P shares.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord, Abbett & Co. LLC ("Lord Abbett") for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                          CORE FIXED INCOME FUND

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
Class A Shares                                       $    562   $    828   $  1,113   $  1,925
Class B Shares                                       $    658   $    871   $  1,211   $  2,064
Class C Shares                                       $    258   $    571   $  1,011   $  2,233
Class P Shares                                       $    102   $    402   $    723   $  1,635


You would pay the following expenses if you did not redeem your shares:


                                                      1 YEAR    3 YEARS    5 YEARS    10 YEARS
Class A Shares                                       $    562   $    828   $  1,113   $  1,925
Class B Shares                                       $    158   $    571   $  1,011   $  2,064
Class C Shares                                       $    158   $    571   $  1,011   $  2,233
Class P Shares                                       $    102   $    402   $    723   $  1,635

                                                               TOTAL RETURN FUND

GOAL

     The investment objective of the Fund is to seek income and capital appreciation to produce a high total return.

PRINCIPAL STRATEGY


     Under normal circumstances, the Fund invests primarily in the following fixed income securities: U.S. Government securities; mortgage-related securities; INVESTMENT GRADE DEBT SECURITIES, including those issued by non-U.S. entities but denominated in U.S. dollars (known as "Yankees"); HIGH-YIELD DEBT SECURITIES (sometimes called "lower-rated bonds" or "junk bonds"); and securities issued by non-U.S. entities and denominated in currencies other than the U.S. dollar. Investments in high-yield debt and non-U.S. debt denominated in foreign currencies are each limited to 20% of the Fund's net assets. The Fund also may use foreign currency forward contracts and options to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Under some circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts.

     The Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Duration is a mathematical concept that measures a portfolio's exposure to interest rate changes. The longer a portfolio's duration, the more sensitive it is to interest rate risk. The shorter a portfolio's duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point. The Fund expects to maintain its average duration range within two years of the bond market's duration as measured by the Lehman Brothers Aggregate Bond Index (currently approximately four and one-half years).


[SIDENOTE]

WE OR THE FUND OR TOTAL RETURN FUND refers to Lord Abbett Total Return Fund, a portfolio or series of the Trust.

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. The Fund strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

INVESTMENT GRADE DEBT SECURITIES are debt securities that are rated within the four highest grades assigned by Moody's Investor Service, Inc. (Aaa, Aa, A,
Baa), Standard & Poor's Ratings Services (AAA, AA, A, BBB) or Fitch Investors Service (AAA, AA, A, BBB) (each a "Rating Agency") or are unrated but determined by Lord Abbett to be of comparable quality.

HIGH-YIELD DEBT SECURITIES (sometimes called "lower rated bonds" or "junk bonds") are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. High-yield debt securities have a higher risk of default than investment grade debt securities, and their prices are much more volatile. The market for high-yield debt securities may also be less liquid.

                                                               TOTAL RETURN FUND

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of an investment in the Fund will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of debt securities are likely to decline, and when interest rates fall, the prices of debt securities tend to rise.

     The mortgage- and asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The rate of prepayments on underlying mortgages also will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

     The lower-rated bonds in which the Fund may invest involve greater risks than higher-rated bonds. First, there is a greater risk that the bond's issuer will not make payments of interest and principal payments when due. Some issuers may default as to principal and/or interest payments after the Fund purchases their securities. Second, the market for high-yield bonds generally is less liquid than the market for higher-rated securities. Third, during periods of uncertainty or market turmoil, prices of high-yield bonds generally decline. These risks may result in losses to the Fund.

                                                               TOTAL RETURN FUND

     The Fund's investments in foreign securities may present increased market, liquidity, currency, political, information, and other risks.

     With respect to foreign currency transactions in which the Fund may engage, there is no guarantee that they will be successful. Although such transactions will be used primarily to attempt to protect the Fund from adverse currency movements, their use involves the risk that Lord Abbett will not accurately predict currency movements. As a result, the Fund may experience significant losses or see its return reduced. In addition, it may be difficult or impractical to hedge currency risk in many emerging countries.


     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

                                     TOTAL RETURN FUND Symbols:  Class A - LTRAX
                                                                 Class B - LTRBX
                                                                 Class C - LTRCX
                                                                 Class P - LTRPX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to the different expenses each class bears.

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS A SHARES
--------------------------------------------------------------------------------

2001          +9.4%
2002          +8.7%
2003          +5.0%
2004          +4.3%
2005          +2.3%

BEST QUARTER 3rd Q '01            +4.7%
WORST QUARTER 2nd Q '04           -2.3%

                                                               TOTAL RETURN FUND

     The table below shows how the average annual total returns of the Fund's Class A, B, C, and P shares compare to those of two broad-based securities market indices. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B, Class C, and Class P shares are not shown in the table and will vary from those shown for Class A shares.


================================================================================
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005
--------------------------------------------------------------------------------



                                                                                                LIFE OF
SHARE CLASS                                                       1 YEAR         5 YEARS        FUND(1)
Class A Shares
  Return Before Taxes                                              -2.59%          4.87%          5.65%
  Return After Taxes on Distributions                              -3.94%          3.02%          3.37%
  Return After Taxes on Distributions and
    Sale of Fund Shares                                            -1.69%          3.04%          3.43%
Class B Shares                                                     -2.28%          5.22%          6.00%
Class C Shares                                                      1.64%          5.39%          6.13%
Class P Shares                                                      2.31%          5.93%          6.64%
Lehman Brothers Aggregate Bond Index(2)
  (reflects no deduction for fees, expenses, or taxes)              2.43%          5.87%          6.44%
Lehman Brothers U.S. Universal Index(2)
  (reflects no deduction for fees, expenses, or taxes)              2.72%          6.26%          6.68%


(1) The date of inception for Class A shares, Class B shares, Class C shares, and Class P shares is 8/31/00.

(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance.


[SIDENOTE]


The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

                                                               TOTAL RETURN FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                                  CLASS A         CLASS B(1)        CLASS C          CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering
  price)                                                             4.75%(2)           none           none             none
Maximum Deferred Sales Charge (See "Purchases")(3)                   none(4)            5.00%          1.00%(5)         none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a
  % of average net assets)
Management Fees (See "Management")                                   0.45%              0.45%          0.45%            0.45%
Distribution and Service (12b-1) Fees(6)                             0.35%              1.00%          1.00%            0.45%
Other Expenses                                                       0.38%              0.38%          0.38%            0.38%
Total Operating Expenses(7)                                          1.18%              1.83%          1.83%            1.28%
Expense Reimbursement(7)                                            (0.28)%            (0.28)%        (0.28)%          (0.28)%
Net Expenses(7)                                                      0.90%              1.55%          1.55%            1.00%


(1) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.
(2) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."
(3) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.
(4) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge.
(5) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

(6) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
(7) For the year ending November 30, 2006, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses so that the Fund's Net Expenses do not exceed an aggregate annual rate of 0.90% of average daily net assets for Class A shares, 1.55% of average daily net assets for Class B and C shares and 1.00% of average daily net assets for Class P shares.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                               TOTAL RETURN FUND

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other Funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                                           1 YEAR     3 YEARS   5 YEARS    10 YEARS
Class A Shares                                       $    562   $    806   $  1,067   $  1,815
Class B Shares                                       $    658   $    848   $  1,164   $  1,954
Class C Shares                                       $    258   $    548   $    964   $  2,125
Class P Shares                                       $    102   $    378   $    675   $  1,521


You would pay the following expenses if you did not redeem your shares:


                                                      1 YEAR     3 YEARS   5 YEARS    10 YEARS
Class A Shares                                       $    562   $    806   $  1,067   $  1,815
Class B Shares                                       $    158   $    548   $    964   $  1,954
Class C Shares                                       $    158   $    548   $    964   $  2,125
Class P Shares                                       $    102   $    378   $    675   $  1,521

ADDITIONAL INVESTMENT INFORMATION

     This section describes some of the investment techniques that might be used by each Fund and some of the risks associated with those techniques.

     ADJUSTING INVESTMENT EXPOSURE. Each Fund will be subject to the risks associated with investments. Each Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, a Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with a Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses.

     FOREIGN SECURITIES. Foreign securities may pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. As a result, there may be less information publicly available about foreign companies than most U.S. companies. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Each Fund may enter into financial futures contracts and options thereon for bona fide hedging purposes or to pursue risk management strategies. These transactions involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or in the over-the-counter market ("OTC"). Each Fund may not purchase or sell futures contracts or options on futures contracts on a CFTC regulated exchange for non-bona fide hedging purposes if the aggregated initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

     RISKS OF OPTIONS AND FUTURES. Fund transactions in futures, options on futures and other options, if any, involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and a Fund's assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an OTC contract will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions.

     MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. Each Fund may invest extensively in mortgage-related securities and also may invest in other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The value of these securities is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets; an unexpected change in the rate of principal payments may cause these securities to perform poorly.


     PORTFOLIO TURNOVER. Each Fund may engage in active and frequent trading of its portfolio securities to achieve its principal investment strategies and can be expected to have a portfolio turnover rate substantially in excess of 100%. For the fiscal year ended November 30, 2005, the portfolio turnover rates for Core Fixed Income Fund and Total Return Fund were 416.16% and 420.64%, respectively. These rates vary from year to year. High turnover increases transaction costs, may increase taxable capital gains and may adversely impact performance.

     SWAP AND SIMILAR TRANSACTIONS. Each Fund may enter into swap transactions for hedging or for investment purposes. A swap transaction involves an agreement between two parties to exchange different types of cash flows based on a specified or "notional" amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified securities or indices. The Funds may enter into swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates.

     Each Fund also may purchase or sell interest rate caps, floors and collars. The purchaser of an interest rate cap is entitled to receive payments only to the extent that a specified index exceeds a predetermined interest rate. The purchaser of an interest floor is entitled to receive payments only to the extent that a specified index is below a predetermined interest rate. A collar effectively combines a cap and a floor so that the purchaser receives payments only when market interest rates are within a specified range of interest rates.

     The use of these transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If Lord Abbett is incorrect in its forecasts of the interest rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of a Fund may be less favorable than it would have been if the Fund had not entered into them.

     Because these arrangements are bi-lateral agreements between a Fund and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Funds. However, a Fund's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Fund is required to pay exceed the value of the payments that its counterparty is required to make. The Fund segregates liquid assets equal to any difference between that excess and the amount of collateral that it is required to provide. Conversely, the Fund requires its counterparties to provide collateral on a comparable basis except in those instances in which Lord Abbett is satisfied with the claims paying ability of the counterparty without such collateral.


     It is not currently expected that these transactions will be a principal strategy of the Funds.

     TEMPORARY DEFENSIVE INVESTMENTS. At times each Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S.

     Government and its agencies and instrumentalities. These investments could reduce the benefit from any upswing in the market and prevent a Fund from achieving its investment objective.


     INFORMATION ON PORTFOLIO HOLDINGS. The Funds' Annual and Semiannual Reports, which are sent to shareholders and filed with the Securities and Exchange Commission ("SEC"), contain information about the Funds' portfolio holdings, including a complete schedule of holdings. Each Fund also files its complete schedule of portfolio holdings with the SEC on Form N-Q as of the end of its first and third fiscal quarters.

     In addition, on or about the first day of the second month following each calendar quarter-end, each Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. Each Fund also may make publicly available Fund commentaries or fact sheets containing a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, among other things, and/or performance attribution information within 30 days following the end of each calendar quarter for which such information is made available. This information will remain available until the schedule, commentary, fact sheet or performance attribution information for the next quarter is publicly available. You may view this information for the most recently ended calendar quarter at www.LordAbbett.com or request a copy at no charge by calling Lord Abbett at 800-821-5129.

     For more information on the Funds' policies and procedures with respect to the disclosure of their portfolio holdings and ongoing arrangements to make available such information on a selective basis to certain third parties, please see "Investment Policies - Policies and Procedures Governing the Disclosure of Portfolio Holdings" in the Statement of Additional Information.

MANAGEMENT

     BOARD OF TRUSTEES. The Board oversees the management of the business and affairs of the Funds. The Board meets regularly to review the Funds' portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board. More than 75 percent of the members of the Board are independent of Lord Abbett.


     INVESTMENT ADVISER. The Funds' investment adviser is Lord, Abbett & Co. LLC, which is located at 90 Hudson St., Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $104 billion in 54 mutual funds and other advisory accounts as of January 31, 2006.

     Lord Abbett is entitled to an annual management fee based on each Fund's average daily net assets. The fee is calculated daily and paid monthly, at the following annual rates:

        0.45 of 1% of the first $1 billion in assets;
        0.40 of 1% of the next $1 billion; and
        0.35 of 1% on the Fund's assets over $2 billion.

     Based on this calculation, the management fees paid to Lord Abbett for the fiscal year ended November 30, 2005, by the Core Fixed Income Fund and Total Return Fund were at an effective annual rate of 0.45 of 1% for each Fund.

     In addition, Lord Abbett provides certain administrative services to each Fund for a fee at an annual rate of .04 of 1% of each Fund's average daily net assets. Each Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Funds, see the Statement of Additional Information.

     Each year in December the Board considers whether to approve the continuation of the existing management and administrative services agreements between each Fund and Lord Abbett. A discussion regarding the basis for the Board's approval will be available in the Funds' Semiannual Report to Shareholders for the six-month period ending the following May.

     INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage each Fund's investments. The Statement of Additional Information contains additional information about the managers' compensation, other accounts managed by them and their ownership of the Funds' shares.

     Robert I. Gerber, Partner and Director of Taxable Fixed Income Management, heads the team and is primarily responsible for the day-to-day management of the Funds. Mr. Gerber joined Lord Abbett in 1997. The other senior team members are Walter H. Prahl and Robert A. Lee. Mr. Prahl, Partner and Director of Quantitative Research, Taxable Fixed Income, joined Lord Abbett in 1997. Mr. Lee, Partner and Fixed Income Investment Manager, joined Lord Abbett in 1997.

                                YOUR INVESTMENT

PURCHASES

     Each Fund offers in this Prospectus four classes of shares: Classes A, B, C, and P. Each class represents investments in the same portfolio of securities, but each has different expenses, dividends and sales charges. Class A, B, and C shares are offered to any investor. Class P shares are offered to certain investors as described below. You may purchase shares at the net asset value ("NAV") per share determined after we receive your purchase order submitted in proper form, plus any applicable sales charge. We will not consider an order to be in proper form until we have certain identifying information required under applicable law. For more information, see "Opening Your Account."


     We reserve the right to modify, restrict or reject any purchase order or exchange request if a Fund or LORD ABBETT DISTRIBUTOR LLC determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.


     PRICING OF SHARES. NAV per share for each class of Fund shares is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after a Fund receives your order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV.

     In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no

[SIDENOTE]


LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor" or the "Distributor") acts as agent for the Funds to work with investment professionals that buy and/or sell shares of the Funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

     transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost.


     Securities for which prices or market quotations are not available, do not accurately reflect fair value in Lord Abbett's opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded are valued under fair value procedures approved by the Funds' Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, demand for a security (as reflected by its trading volume) is insufficient calling into question the reliability of the quoted price or the security is relatively illiquid. Each Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. A Fund's use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.


     Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

     EXCESSIVE TRADING AND MARKET TIMING. Each Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices may disrupt management of each Fund, raise its expenses, and harm long-term shareholders. Volatility resulting from excessive trading may cause the Funds difficulty in implementing long-term investment strategies because they cannot anticipate the amount of cash they will have to invest. A Fund may be forced to sell portfolio securities at disadvantageous times to raise cash to allow for such excessive trading. This, in turn, could increase tax, administrative and other costs and adversely impact a Fund's performance.

     To the extent a Fund invests in foreign securities, the Fund may be particularly susceptible to excessive trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves, to occur in the interim, potentially affecting the values of foreign securities held by a Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in a Fund's share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as "time zone arbitrage"). To the extent a Fund invests in securities that are thinly traded or relatively illiquid, the Fund may be particularly susceptible to excessive trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in short-term trading to take advantage of these pricing differences (known as "price arbitrage"). Each Fund has adopted fair value procedures designed to adjust closing market prices of these types of securities to reflect what is believed to be their fair value at the time the Fund calculates its NAV per share. While there is no assurance, the Funds expect that the use of fair value pricing will reduce a shareholder's ability to engage in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders. For more information about these procedures, see "Your Investment - Purchases - Pricing of Shares" above.

     Each Fund's Board has adopted additional policies and procedures that are designed to prevent or stop excessive short-term trading and market timing ("frequent trading"). We also have longstanding procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and FINANCIAL INTERMEDIARIES that place orders on behalf of their clients. A Fund may modify its frequent trading policy and monitoring procedures, which are described below, from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

     FREQUENT TRADING POLICY. Under the frequent trading policy, any Lord Abbett Fund shareholder redeeming Fund shares valued at $5,000 or more (other than shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund) will be prohibited from investing in the Fund for 30 calendar days after the redemption. The policy applies to all redemptions and investments that are part of an exchange transaction or transfer of assets, but does not apply to certain other transactions described below. The frequent trading policy will not apply to redemptions by shareholders whose shares are held in an account maintained by a Financial Intermediary in an omnibus environment unless and until such time that the Financial Intermediary has the ability to implement the policy or substantially similar protective measures. The Distributor will encourage Financial Intermediaries to adopt such procedures. Certain types of investments will not be blocked and certain types of redemptions will not trigger a subsequent purchase block, including: (1) systematic purchases and redemptions, such as purchases made through reinvestment of dividends or other distributions, or certain automatic or systematic investment, exchange or withdrawal plans (such as payroll deduction plans, and the Fund's Invest-A-Matic


[SIDENOTE]


FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

     and Systematic Withdrawal Plans); (2) RETIREMENT AND BENEFIT PLAN contributions, loans and distributions; and (3) purchase transactions involving certain transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations; provided that the Financial Intermediary maintaining the account is able to identify the transaction in its records as one of these transactions.

     MONITORING PROCEDURES. There are procedures in place to monitor the purchase, sale and exchange/transfer activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients. The procedures currently are designed to enable us to identify undesirable trading activity based on one or more of the following factors: the number of transactions, purpose, amounts involved, period of time involved, past transactional activity, our knowledge of current market activity, and trading activity in multiple accounts under common ownership, control or influence, among other factors. Other than as described above, Lord Abbett has not adopted a particular rule-set for identifying such excessive short-term trading activity, such as a specific number of transactions in Fund shares within a specified time period. However, as a general matter, Lord Abbett will treat any pattern of purchases and redemptions over a period of time as indicative of excessive short-term trading activity.

     If, based on these monitoring procedures, we believe that an investor is engaging in, or has engaged in, excessive trading or activity indicative of market timing, and the account is not maintained by a Financial Intermediary in an omnibus environment or by a Retirement and Benefit Plan recordkeeper or other agent, we will generally notify the investor to cease all such activity in the account. If the investor fails to do so, we will place a block on all further purchases or exchanges of the Fund's shares in the investor's account and inform the investor to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of Lord Abbett U.S. Government & Government Sponsored Enterprises


[SIDENOTE]


RETIREMENT AND BENEFIT PLANS include qualified and non-qualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefit plans, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of retirement plans. Call 888-522-2388 for information about:

-  Traditional, Rollover, Roth and Education IRAs
-  Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts
-  Defined Contribution Plans

     Money Market Fund, or redeeming the account. Investors electing to exchange or redeem Fund shares under these circumstances should consider that the transaction may be subject to a contingent deferred sales charge ("CDSC") or result in tax consequences. As stated above, although we generally notify the investor to cease all activity indicative of market timing prior to placing a block on further purchases or exchanges, we reserve the right to immediately place a block without prior notification.

     While we attempt to apply the efforts described above uniformly in all cases to detect excessive trading and market timing practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection. In addition, although the Distributor encourages Financial Intermediaries to adhere to our policies and procedures when placing orders for their clients through omnibus accounts maintained with each Fund and encourages recordkeepers and other agents for Retirement and Benefit Plans to adhere to such policies and procedures when placing orders on behalf of their plan participants, there can be no assurance that such entities will do so. Moreover, the Distributor's ability to monitor these trades and/or implement the procedures may be severely limited. These circumstances may result in policies and procedures in place at certain Financial Intermediaries and Retirement and Benefit Plans that are less effective at detecting and preventing excessive trading than the policies and procedures adopted by the Distributor and other such entities.

     Omnibus account arrangements are a commonly used means for broker-dealers and other Financial Intermediaries, such as Retirement and Benefit Plan recordkeepers, to hold Fund shares on behalf of investors. A substantial portion of each Fund's shares may be held through omnibus accounts and/or held by Retirement and Benefit Plans. When shares are held in this manner,
     (1) the Distributor may not have any or complete access to the underlying investor or plan participant account information, and/or (2) the Financial Intermediaries or Retirement and Benefit Plan recordkeepers may be unable to implement or support our procedures. In such cases, the Financial Intermediaries or recordkeepers may be able to implement procedures or supply the Distributor with information that differs from that normally used by the Distributor. In such instances, the Distributor will seek to monitor purchase and redemption activity through the overall omnibus account(s) or Retirement and Benefit Plan account(s).

     If we identify activity that may be indicative of excessive short-term trading activity, we will notify the Financial Intermediary, recordkeeper or Retirement and Benefit Plan and request it to provide or review information on individual account transactions so that we or the Financial Intermediary, recordkeeper or Retirement and Benefit Plan may determine if any investors are engaged in excessive or short-term trading activity. If an investor is identified as engaging in undesirable trading activity, we will request that the Financial Intermediary, recordkeeper or Retirement and Benefit Plan take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that the Distributor would take, such as placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades on a manual basis, either indefinitely or for a period of time. If we determine that the Financial Intermediary, recordkeeper or Retirement and Benefit Plan has not demonstrated adequately that it has taken appropriate action to curtail the excessive short-term trading, we may consider whether to terminate the relationship. The nature of these relationships also may inhibit or prevent the Distributor or the Fund from assuring the uniform assessment of CDSCs on investors, even though Financial Intermediaries operating in omnibus environments or Retirement and Benefit Plan recordkeepers have agreed to assess the CDSCs or assist the Distributor or the Fund in assessing them.

     SHARE CLASSES. You should read this section carefully to determine which class of shares is best for you and discuss your selection with your investment professional. You should make a decision only after considering various factors, including the expected effect of any applicable sales charges and the level of class expenses on your investment over time, the amount you wish to invest, and the length of time you plan to hold the investment. Class A shares are sold at the NAV per share, plus a front-end sales charge which may be reduced or eliminated for larger purchases as described below. Class B, C, and P shares are offered at the NAV per share with no front-end sales charge. Early redemptions of Class B and C shares, however, may be subject to a CDSC. Class A shares normally have the lowest annual expenses while Class B and C shares have the highest annual expenses. Generally, Class A dividends will be higher than dividends of the other share classes. As a result, in many cases if you are investing $100,000 or more and plan to hold the shares for a long time, you may find Class A shares suitable for you because of the expected lower expenses and the reduced sales charges available. You should discuss purchase options with your investment professional.


     FOR MORE INFORMATION ON SELECTING A SHARE CLASS, SEE "CLASSES OF SHARES" IN THE STATEMENT OF ADDITIONAL INFORMATION.

================================================================================
SHARE CLASSES
--------------------------------------------------------------------------------

CLASS A             -    normally offered with a front-end sales charge, which
                         may be reduced or eliminated in certain circumstances

                    - generally lowest annual expenses due to lower 12b-1 fees

CLASS B             -    no front-end sales charge, but a CDSC is applied to
                         shares redeemed before the sixth anniversary of purchase

                    - higher annual expenses than Class A shares due to higher 12b-1 fees

                    - automatically converts to Class A shares after eight years

CLASS C             -    no front-end sales charge, but a CDSC is applied to
                         shares redeemed before the first anniversary of purchase

                    - higher annual expenses than Class A shares due to higher 12b-1 fees

CLASS P             -    available only to certain investors

                    -    no front-end sales charge and no CDSC

                    - lower annual expenses than Class B or Class C shares due to lower 12b-1 fees

================================================================================
FRONT-END SALES CHARGES - CLASS A SHARES
--------------------------------------------------------------------------------

                                                                                                                  MAXIMUM
                                                                                              TO COMPUTE          DEALER'S
                                                           AS A              AS A              OFFERING          CONCESSION
                                                           % OF              % OF               PRICE              (% OF
                                                         OFFERING            YOUR               DIVIDE            OFFERING
YOUR INVESTMENT                                            PRICE           INVESTMENT           NAV BY             PRICE)
---------------------------------------------------------------------------------------------------------------------------
Less than $100,000                                         4.75%             4.99%               .9525              4.00%
$100,000 to $249,999                                       3.95%             4.11%               .9605              3.25%
$250,000 to $499,999                                       2.75%             2.83%               .9725              2.25%
$500,000 to $999,999                                       1.95%             1.99%               .9805              1.75%
$1,000,000                                               No Sales
 and over                                                 Charge                                1.0000                  +

+ See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."
Note: The above percentages may vary for particular investors due to rounding.

[SIDENOTE]

PLEASE INFORM THE FUNDS OR YOUR FINANCIAL INTERMEDIARY AT THE TIME OF YOUR PURCHASE OF FUND SHARES IF YOU BELIEVE YOU QUALIFY FOR A REDUCED FRONT-END SALES CHARGE.

     REDUCING YOUR CLASS A SHARE FRONT-END SALES CHARGES. As indicated in the above chart, you may purchase Class A shares at a discount if you qualify under the circumstances outlined below. To receive a reduced front-end sales charge, you must let the Fund or your Financial Intermediary know at the time of your purchase of Fund shares that you believe you qualify for a discount. If you or a related party have holdings of ELIGIBLE FUNDS in other accounts with your Financial Intermediary or with other Financial Intermediaries that may be combined with your current purchases in determining the sales charge as described below, you must let the Fund or your Financial Intermediary know. You may be asked to provide supporting account statements or other information to allow us or your Financial Intermediary to verify your eligibility for a discount. If you or your Financial Intermediary do not notify the Fund or provide the requested information, you may not receive the reduced sales charge for which you otherwise qualify. Class A shares may be purchased at a discount if you qualify under either of the following conditions:


     - RIGHTS OF ACCUMULATION - A Purchaser may combine the value at the current public offering price of Class A, B, C, and P shares of any Eligible Fund already owned with a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge on the new purchase.

     - LETTER OF INTENTION - A Purchaser may combine purchases of Class A, B, C, and P shares of any Eligible Fund the Purchaser intends to make over a 13-month period in determining the applicable sales charge. Current holdings under Rights of Accumulation may be included in a Letter of Intention. Shares purchased through reinvestment of dividends or distributions are not included. A Letter of Intention may be backdated up to 90 days.

     The term "Purchaser" includes: (1) an individual; (2) an individual, his or her spouse, and children under the age of 21; (3) a Retirement and Benefit Plan including a 401(k) plan, profit-sharing plan, money purchase plan,

[SIDENOTE]

ELIGIBLE FUND. An "Eligible Fund" is any Lord Abbett-sponsored fund except for
(1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such fund is not offered for sale; (2) Lord Abbett Series Fund, Inc.; (3) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett-sponsored funds); and (4) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund's shares. An Eligible Fund also is any Authorized Institution's affiliated money market fund meeting criteria set by Lord Abbett Distributor as to certain omnibus account and other criteria.

     defined benefit plan, SIMPLE IRA plan, SEP IRA plan, and 457(b) plan sponsored by a governmental entity, non-profit organization, school district or church to which employer contributions are made; or (4) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account. An individual may include under item (1) his or her holdings in Eligible Funds as described above in Individual Retirement Accounts ("IRAs"), as a sole participant of a Retirement and Benefit Plan sponsored by the individual's business, and as a participant in a 403(b) plan to which only pre-tax salary deferrals are made. An individual and his or her spouse may include under item (2) their holdings in IRAs, and as the sole participants in Retirement and Benefit Plans sponsored by a business owned by either or both of them. A Retirement and Benefit Plan under item
     (3) includes all qualified Retirement and Benefit Plans of a single employer and its consolidated subsidiaries, and all qualified Retirement and Benefit Plans of multiple employers registered in the name of a single bank trustee. A Purchaser may include holdings of Class A, B, C, and P shares of Eligible Funds as described above in accounts with Financial Intermediaries for purposes of calculating the front-end sales charges.

     FOR MORE INFORMATION ON ELIGIBILITY FOR THESE PRIVILEGES, READ THE APPLICABLE SECTIONS IN THE APPLICATION AND THE STATEMENT OF ADDITIONAL INFORMATION. THIS INFORMATION ALSO IS AVAILABLE UNDER "LORD ABBETT FUNDS" AT www.LordAbbett.com. OR BY CALLING LORD ABBETT AT 800-821-5129 (AT NO CHARGE).

     CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

     - purchases of $1 million or more, *


     - purchases by Retirement and Benefit Plans with at least 100 eligible employees,*


     - purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases, *

     - purchases made with dividends and distributions on Class A shares of another Eligible Fund,

     - purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares,

     - purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

     - purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services (including so-called "mutual fund wrap account programs"), provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases,

     - purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,


     - purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers), or

     - purchases through a broker-dealer for clients that participate in an arrangement with the broker-dealer under which the client pays the broker-dealer a fee based on the total asset value of the client's account for all or a specified number of securities transactions, including purchases of mutual fund shares, in the account during a certain period.


     SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A LISTING OF OTHER CATEGORIES OF PURCHASES THAT QUALIFY FOR CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE.

     * THESE CATEGORIES MAY BE SUBJECT TO A CDSC.

     DEALER CONCESSIONS ON CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Except as otherwise set forth in the following paragraphs, Lord Abbett Distributor may pay Dealers distribution-related compensation (i.e., concessions) according to the Schedule set forth below under the following circumstances:

     - purchases of $1 million or more,

     - purchases by Retirement and Benefit Plans with at least 100 eligible employees, or

     - purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans in connection with multiple fund family recordkeeping platforms and have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases ("Alliance Arrangements").

     Dealers receive concessions described below on purchases made within a 12-month period beginning with the first NAV purchase of Class A shares for the account. The concession rate resets on each anniversary date of the initial NAV purchase, provided that the account continues to qualify for treatment at NAV. Current holdings of Class B, C, and P shares will be included for purposes of calculating the breakpoints in the Schedule below and the amount of the concessions payable with respect to the Class A shares investment. Concessions may not be paid with respect to Alliance Arrangements unless Lord Abbett Distributor can monitor the applicability of the CDSC. In addition, if a Financial Intermediary decides to waive receipt of the concession, any CDSC that might otherwise have applied to any such purchase will be waived.

     Financial Intermediaries should contact Lord Abbett Distributor for more complete information on the commission structure.

================================================================================
DEALER CONCESSION SCHEDULE - CLASS A SHARES
(FOR CERTAIN PURCHASES WITHOUT A FRONT-END SALES CHARGE)
--------------------------------------------------------------------------------

The dealer concession received is based on the amount of the Class A share investment as follows:

                                   FRONT-END
CLASS A INVESTMENTS                SALES CHARGE*  DEALER'S CONCESSION
---------------------------------------------------------------------
First $5 million                   None           1.00%
Next $5 million above that         None           0.55%
Next $40 million above that        None           0.50%
Over $50 million                   None           0.25%


* Class A shares purchased without a sales charge will be subject to a 1% CDSC if they are redeemed on or before the 12th month (24th month if shares were purchased prior to November 1, 2004) after the month in which the shares were initially purchased. For Alliance Arrangements involving Financial Intermediaries offering multiple fund families to Retirement or Benefit Plans, the CDSC normally will be collected only when a Plan effects a complete redemption of all or substantially all shares of all Lord Abbett-sponsored funds in which the Plan is invested.


================================================================================
CONTINGENT DEFERRED SALES CHARGE (CDSC)
--------------------------------------------------------------------------------

A CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under Retirement and Benefit Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, the Fund redeems shares in the following order:

   1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

   2. shares held for six years or more (Class B), or one year or more after the month of purchase (two years or more after the month of purchase if shares were purchased prior to November 1, 2004) (Class A), or one year or more (Class C)

   3. shares held the longest before the sixth anniversary of their purchase (Class B), or before the first anniversary after the month of their purchase (second anniversary after the month of their purchase if shares were purchased prior to November 1, 2004) (Class A) or before the first anniversary of their purchase (Class C)

     CLASS A SHARE CDSC. If you buy Class A shares of a Fund under one of the starred (*) categories listed above or if you acquire Class A shares in exchange for Class A shares of another Lord Abbett-sponsored fund subject to a CDSC and you redeem any of the Class A shares on or before the 12th month (24th month if shares were purchased prior to November 1, 2004) after the month in which you initially purchased those shares, a CDSC of 1% normally will be collected.

     The Class A share CDSC generally will not be assessed under the following circumstances:


     - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, or any excess distribution under Retirement and Benefit Plans (documentation may be required)


     - redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Funds and/or Lord Abbett Distributor, provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds

     - redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor that include the waiver of CDSCs and that were initially entered into prior to December 2002

     - ELIGIBLE MANDATORY DISTRIBUTIONS under 403(b) Plans and individual retirement accounts

[SIDENOTE]

BENEFIT PAYMENT DOCUMENTATION. (Class A CDSC only) Requests for benefit payments of $50,000 or more must be in writing. Use the address indicated under "Opening your Account."

ELIGIBLE MANDATORY DISTRIBUTIONS. If Class A or B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution that bears the same relation to the entire mandatory distribution as the Class A or B share investment bears to the total investment.

     CLASS B SHARE CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC will be remitted to Lord Abbett Distributor. The CDSC declines the longer you own your shares, according to the following schedule:

================================================================================
CONTINGENT DEFERRED SALES CHARGES - CLASS B SHARES
--------------------------------------------------------------------------------

ANNIVERSARY(1) OF                        CONTINGENT DEFERRED SALES
THE DAY ON WHICH                         CHARGE ON REDEMPTION
THE PURCHASE ORDER                       (AS % OF AMOUNT SUBJECT
WAS ACCEPTED                             TO CHARGE)
On                         Before
                             1st                 5.0%
1st                          2nd                 4.0%
2nd                          3rd                 3.0%
3rd                          4th                 3.0%
4th                          5th                 2.0%
5th                          6th                 1.0%
on or after the 6th(2)                           None

(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1 will be May 1 of each succeeding year.

(2) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

     The Class B share CDSC generally will not be assessed under the following circumstances:


     - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, or any excess contribution or distribution under Retirement and Benefit Plans (documentation may be required)


     - Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts

     - death of the shareholder

     - redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

     SEE "SYSTEMATIC WITHDRAWAL PLAN" UNDER "SERVICES FOR FUND INVESTORS" FOR MORE INFORMATION ON CDSCs WITH RESPECT TO CLASS B SHARES.

     CLASS C SHARE CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of their purchase. The CDSC will be remitted to Lord Abbett Distributor.

     CLASS P SHARES. Class P shares have lower annual expenses than Class B and Class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV in connection with (a) orders made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such orders; (b) orders for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such orders; and (c) orders made by or on behalf of a Financial Intermediary for clients participating in an IRA Rollover program sponsored by the Financial Intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such orders.

     REINVESTMENT PRIVILEGE. If you redeem shares of a Fund, you have a one-time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you redeemed your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

SALES COMPENSATION

     As part of its plan for distributing shares, each Fund and Lord Abbett Distributor pay sales and service compensation to AUTHORIZED INSTITUTIONS that sell the Fund's shares and service its shareholder accounts.

[SIDENOTE]

AUTHORIZED INSTITUTIONS are institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan. Lord Abbett Distributor is an Authorized Institution.

     As shown in the table "Fees and Expenses," sales compensation originates from sales charges, which are paid directly by shareholders, and 12b-1 distribution fees, which are paid by the Funds. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEE               CLASS A   CLASS B  CLASS C  CLASS P
-----------------------------------------------------
Service              .25%      .25%     .25%     .20%
Distribution         .10%*     .75%     .75%     .25%

* Until October 1, 2004 the Fund also paid a one-time distribution fee of up to 1% on certain qualifying purchases, which is generally amortized over a two-year period. Effective October 1, 2004, the Distributor commenced payment of such one-time distribution fee. See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."

     The Rule 12b-1 plans for Class A and Class P shares provide that the maximum payments that may be authorized by the Board are .50% and .75%, respectively. We may not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. In such cases, we will not require payment of any otherwise applicable CDSC.


     SALES ACTIVITIES. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity that is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to a Fund's Class A and Class C shares for activities that are primarily intended to result in the sale of such Class A and Class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, additional concessions to Authorized


[SIDENOTE]

12b-1 FEES ARE PAYABLE REGARDLESS OF EXPENSES. The amounts payable by a Fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, a Fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.

     Institutions, maintenance of shareholder accounts, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.


     SERVICE ACTIVITIES. We may pay 12b-1 service fees to Authorized Institutions for any activity that is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

     REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. In addition to the various sales commissions and 12b-1 fees described above, Lord Abbett, Lord Abbett Distributor and the Funds may make other payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers").


     Lord Abbett or Lord Abbett Distributor makes payments to Dealers in its sole discretion, at its own expense and without cost to the Funds or the Funds' shareholders. The payments may be for:


     - marketing and/or distribution support for Dealers;

     - the Dealers' and their investment professionals' shareholder servicing efforts;


     - training and education activities for the Dealers, their investment professionals and/or their clients or potential clients;

     - certain information regarding Dealers and their investment professionals;

     - sponsoring or otherwise bearing, in part or in whole, the costs for other meetings of Dealers' investment professionals and/or their clients or potential clients;

     - the purchase of products or services from the Dealers, such as investment research, software tools or - data for investment analysis purposes; and/or

     - certain Dealers' costs associated with orders relating to Fund shares ("ticket charges").

     Some of these payments may be referred to as revenue sharing payments. Most of these payments are intended to reimburse Dealers directly or indirectly for the costs that they or their investment professionals incur in connection with educational seminars and training efforts about the Lord Abbett Funds to enable the Dealers and their investment professionals to make recommendations and provide services that are suitable and useful in meeting shareholder needs, as well as to maintain the necessary infrastructure to make the Lord Abbett Funds available to shareholders. The costs and expenses related to these efforts may include travel, lodging, entertainment and meals, among other things. In addition, Lord Abbett Distributor may, for specified periods of time, decide to forgo the portion of any front-end sales charges to which it normally is entitled and allow Dealers to retain the full sales charge for sales of Fund shares. In some instances, these temporary arrangements will be offered only to certain Dealers expected to sell significant amounts of Fund shares.

     Lord Abbett or Lord Abbett Distributor, in its sole discretion, determines the amounts of payments to Dealers, with the exception of purchases of products or services and certain expense reimbursements. Lord Abbett and Lord Abbett Distributor consider many factors in determining the basis or amount of any additional payments to Dealers. The factors include the Dealer's sales, assets and redemption rates relating to Lord Abbett Funds, penetration of Lord Abbett Fund sales among investment professionals within the Dealer, and the potential to expand Lord Abbett's relationship with the Dealer. Lord Abbett and Lord Abbett Distributor also may take into account other business relationships Lord Abbett has with a Dealer, including other Lord Abbett financial products or advisory services sold by or provided to a Dealer or one or more of its affiliates. Based on its analysis of these factors, Lord Abbett groups Dealers into tiers, each of which is associated with a particular maximum amount of revenue sharing payments expressed as a percentage of assets of the Lord Abbett Funds attributable to that particular Dealer. The payments presently range from 0.02% to 0.1% of Lord Abbett Fund assets attributable to the Dealer and/or its investment professionals. The maximum payment limitations may not be inclusive of payments for certain items, such as training and education activities, other meetings, and the purchase of certain products and services from the Dealers. The Dealers within a particular tier may receive different amounts of revenue sharing or may not receive any. Lord Abbett or Lord Abbett Distributor may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any given Fund. In addition, Lord Abbett's formula for calculating revenue sharing payments may be different from the formulas that the Dealers use. Please refer to the Fund's Statement of Additional Information for additional information relating to revenue sharing payments.

     Neither Lord Abbett nor Lord Abbett Distributor makes payments directly to a Dealer's investment professionals, but rather they are made solely to the Dealer itself (with the exception of expense reimbursements related to the attendance of a Dealer's investment professionals at training and education meetings and at other meetings involving the Lord Abbett Funds). The Dealers receiving additional payments include those that may recommend that their clients consider or select the Fund or other Lord Abbett Funds for investment purposes, including those that may include one or more of the Lord Abbett Funds on a "preferred" or "recommended" list of mutual funds. In some circumstances, the payments may create an incentive for a Dealer or its investment professionals to recommend or sell shares of Lord Abbett Funds to a client over shares of other funds. For more specific information about any additional payments, including revenue sharing, made to your Dealer, please contact your investment professional.

     A Fund's portfolio transactions are not used as a form of sales-related compensation to Dealers that sell shares of the Lord Abbett Funds. Lord Abbett places the Fund's portfolio transactions with broker-dealer firms based on the firm's ability to provide the best net results from the transaction to the Fund. To the extent that Lord Abbett determines that a Dealer can provide the Fund with the best net results, Lord Abbett may place the Fund's portfolio transactions with the Dealer even though it sells or has sold shares of the Fund. In no event, however, does or will Lord Abbett give any consideration to a Dealer's sales in deciding which Dealer to choose to execute the Fund's portfolio transactions. Lord Abbett maintains policies and procedures designed to ensure that it places portfolio transactions based on the Fund's receipt of the best net results only. These policies and procedures also permit Lord Abbett to give consideration to proprietary investment research a Dealer may provide to Lord Abbett.

     In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, the Lord Abbett Funds may enter into arrangements with and pay fees to Financial Intermediaries that provide recordkeeping services to certain groups of investors in the Lord Abbett Funds, including participants in Retirement and Benefit Plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of Financial Intermediaries that operate in an omnibus environment (collectively, "Investors"). The recordkeeping services typically include:
     (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees the Lord Abbett Funds pay: (1) are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services; and (2) do not relate to distribution services. The Lord Abbett Funds understand that, in accordance with guidance from the U.S. Department of Labor, Retirement and Benefit Plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the Retirement and Benefit Plans or the Investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients' charges by the amount of fees the recordkeeper receives from mutual funds.

     The Lord Abbett Funds may also pay fees to broker-dealers for networking services. Networking services may include but are not limited to:

     - establishing and maintaining individual accounts and records;

     - providing client account statements; and

     - providing 1099 forms and other tax statements.

     The networking fees that the Lord Abbett Funds pay to broker-dealers normally result in reduced fees to the transfer agent, which would otherwise provide these services.


OPENING YOUR ACCOUNT

     IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT REQUIRED BY THE USA PATRIOT ACT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions including each Fund to obtain, verify, and record information that identifies each person who opens an account. What this means for you - when you open an account, we will ask for your name, address, date of birth, Social Security Number or similar number, and other information that will allow us to identify you. We will ask for similar information in the case of persons who will be signing on behalf of a legal entity that will own the account. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your Application. Your monies will not be invested until we have all required information. You also should know that we may verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, each Fund reserves the right to reject purchase orders accompanied by cash, cashier's checks, money orders, bank drafts, traveler's checks, and third party or double-endorsed checks, among others.

     MINIMUM INITIAL INVESTMENT

     - Regular Account                               $ 1,000
     - Individual Retirement Accounts and 403(b)
       Plans under the Internal Revenue Code         $   250
     - Uniform Gift to Minor Account                 $   250
     - Invest-A-Matic                                $   250

     No minimum investment is required for certain Retirement and Benefit Plans and certain purchases through Financial Intermediaries that charge their clients a fee for services that include investment advisory or management services.


     You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor, or you can fill out the Application and send it to the Fund at the address stated below. You should note that your purchases and other transactions may be subject to review and verification on an ongoing basis. Please carefully read the paragraph below entitled "Proper Form" before placing your order to ensure that your order will be accepted.


     [NAME OF FUND]
     P.O. Box 219336
     Kansas City, MO 64121

     PROPER FORM. An order submitted directly to a Fund must contain: (1) a completed application with all applicable requested information, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information, please call the Funds at 800-821-5129.

     BY EXCHANGE. Please call the Funds at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

REDEMPTIONS


     Redemptions of each Fund's shares are executed at the NAV next determined after a Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide a Fund with one or more completed forms before your order will be executed. For more information, please call 800-821-5129. To determine if a CDSC applies to a redemption, see "Class A Share CDSC," "Class B Share CDSC," or "Class C Share CDSC."


     BY BROKER. Call your investment professional for instructions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Funds at 800-821-5129.

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an ELIGIBLE GUARANTOR. Certain other legal documentation may be required. For more information regarding proper documentation, please call 800-821-5129.

[SIDENOTE]

SMALL ACCOUNTS. The Board may authorize closing any account in which there are fewer than 25 shares if it is in a Fund's best interest to do so.

ELIGIBLE GUARANTOR is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

     A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

     - a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation),

     - a redemption check payable to anyone other than the shareholder(s) of record,

     - a redemption check to be mailed to an address other than the address of record,

     - a redemption check payable to a bank other than the bank we have on file, or

     - a redemption for $50,000 or more.

     REDEMPTIONS IN KIND. Each Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that a Fund would do so except in unusual circumstances. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

DISTRIBUTIONS AND TAXES


     Each Fund expects to declare dividends from its net investment income daily and to pay you dividends from its net investment income monthly. Each Fund expects to distribute any net capital gains annually as "capital gains distributions."


     Distributions will be reinvested in Fund shares unless you instruct a Fund to pay them to you in cash. For distributions payable on accounts other than those held in the name of your dealer, if you instruct a Fund to pay your distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, each Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, each Fund reserves the right to reinvest all subsequent distributions in additional Fund

[SIDENOTE]

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

-  In the case of an estate -

   Robert A. Doe
   Executor of the Estate of
   John W. Doe

   [Date]

[SEAL]

-  In the case of a corporation - ABC Corporation

   Mary B. Doe
   By Mary B. Doe, President
   [Date]

[SEAL]
     shares in your account. No interest will accrue on checks while they remain uncashed before they are reinvested or on amounts represented by uncashed redemption checks. There are no sales charges on reinvestments.

     A Fund's distributions are taxable to you in the year they are considered received for tax purposes. Distributions of investment income and short-term capital gains are taxable to you as ordinary income; however, certain qualified dividends that a Fund receives and distributes to you may be subject to a reduced tax rate if you meet holding period and certain other requirements. Distributions of net long-term capital gains are taxable to you as long-term capital gains. This tax treatment of distributions of net long-term capital gains applies regardless of how long you have owned Fund shares or whether distributions are reinvested or paid in cash.

     Except in tax-advantaged accounts, any sale, redemption, or exchange of Fund shares may be taxable to you.


     If you buy shares when a Fund has realized but not yet either declared or distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.


     Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by a Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

SERVICES FOR FUND INVESTORS

     AUTOMATIC SERVICES


     Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the Application or by calling 800-821-5129.


================================================================================
FOR INVESTING

INVEST-A-MATIC      You can make fixed, periodic investments ($250 initial and
(Dollar-cost        $50 subsequent minimum) into your Fund account by means of
averaging)          automatic money transfers from your bank checking account.
                    See the Application for instructions.

DIV-MOVE You may automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

For selling shares

SYSTEMATIC          You can make regular withdrawals from most Lord
WITHDRAWAL          Abbett-sponsored funds. Automatic cash withdrawals will be
PLAN ("SWP")        paid to you from your account in fixed or variable amounts.
                    To establish a SWP, the value of your shares for Class A or Class C must be at least $10,000, and for Class B the value of your shares must be at least $25,000, except in the case of a SWP established for Retirement and Benefit Plans, for which there is no minimum. Your shares must be in non-certificate form.

CLASS B SHARES      The CDSC will be waived on redemptions of up to 12% of the current net asset value of your account at the time of your SWP request. For Class B share SWP redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation.

CLASS B AND         Redemption proceeds due to a SWP for Class B and Class C
CLASS C SHARES      shares will be redeemed in the order described under "CDSC"
                    under "Purchases."
================================================================================

OTHER SERVICES

TELEPHONE INVESTING. After we have received the Application (selecting "yes" under Section 8C and completing Section 7), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Funds for an existing account. Each Fund will purchase the requested shares when it receives the money from your bank.

EXCHANGES. You or your investment professional may instruct the Funds to exchange shares of any class for shares of the same class of any Eligible Fund. Instructions may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The Funds must receive instructions for the exchange before the close of the NYSE on the day of your call, in which case you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes and may create a taxable situation for you (see "Distributions and Taxes" section). Be sure to read the current prospectus for any fund into which you are exchanging.

ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.


HOUSEHOLDING. We have adopted a policy that allows us to send only one copy of a Fund's prospectus, proxy material, Annual Report and Semiannual Report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.


ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Funds at 800-821-5129.

SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

[SIDENOTE]

TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Funds will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

EXCHANGE LIMITATIONS. As described under "Your Investment - Purchases," we reserve the right to modify, restrict, or reject any exchange request if a Fund or Lord Abbett Distributor determines it is in the best interest of the Fund and its shareholders. Each Fund also may revoke the privilege for all shareholders upon 60 days' written notice.

                                                          CORE FIXED INCOME FUND

                             FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


================================================================================


                                                                         CLASS A SHARES
                                        ---------------------------------------------------------------------------------
                                                                        YEAR ENDED 11/30
PER SHARE OPERATING PERFORMANCE            2005            2004             2003             2002             2001
NET ASSET VALUE, BEGINNING OF YEAR      $    10.68      $    10.81       $    10.74       $    10.81       $    10.91
INVESTMENT OPERATIONS:
 Net investment income(a)                      .38(c)          .31(c)           .26              .43              .66
 Net realized and unrealized gain
   (loss)                                     (.16)            .08              .26              .24              .61
TOTAL FROM INVESTMENT OPERATIONS               .22             .39              .52              .67             1.27
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                        (.41)           (.37)            (.38)            (.54)           (1.37)
 Net realized gain                            (.01)           (.15)            (.07)            (.20)              --
TOTAL DISTRIBUTIONS                           (.42)           (.52)            (.45)            (.74)           (1.37)
NET ASSET VALUE, END OF YEAR            $    10.48      $    10.68       $    10.81       $    10.74       $    10.81
TOTAL RETURN(b)                               2.10%           3.72%            4.84%            6.57%           12.64%
RATIOS TO AVERAGE NET ASSETS:
 Expenses, excluding interest
   expense, including expense
   reductions and expenses assumed             .90%           1.04%(d)         1.05%(d)          .70%(d)          .01%(d)
 Expenses, including expense
   reductions and expenses assumed             .91%           1.04%            1.05%             .70%             .01%
 Expenses, excluding expense
   reductions and expenses
   assumed                                    1.34%           1.32%            1.32%            1.45%            1.77%
 Net investment income                        3.53%           2.92%            2.39%            4.06%            6.21%


================================================================================


                                                                        YEAR ENDED 11/30
                                        ---------------------------------------------------------------------------------
SUPPLEMENTAL DATA:                         2005            2004             2003             2002             2001
NET ASSETS, END OF YEAR (000)           $   47,029      $   36,168       $   38,464       $   18,593       $    5,139
PORTFOLIO TURNOVER RATE                     416.16%         434.57%          425.46%          433.27%          641.36%

                                                          CORE FIXED INCOME FUND

================================================================================


                                                                         CLASS B SHARES
                                        -------------------------------------------------------------------------------------
                                                                        YEAR ENDED 11/30
PER SHARE OPERATING PERFORMANCE            2005             2004              2003              2002              2001
NET ASSET VALUE, BEGINNING OF YEAR      $    10.66       $    10.79        $    10.72        $    10.82        $    10.91
INVESTMENT OPERATIONS:
 Net investment income(a)                      .31(c)           .25(c)            .19               .36               .61
 Net realized and unrealized gain
  (loss)                                      (.16)             .08               .27               .25               .66
TOTAL FROM INVESTMENT OPERATIONS               .15              .33               .46               .61              1.27
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                        (.34)            (.31)             (.32)             (.51)            (1.36)
 Net realized gain                            (.01)            (.15)             (.07)             (.20)               --
TOTAL DISTRIBUTIONS                           (.35)            (.46)             (.39)             (.71)            (1.36)
NET ASSET VALUE, END OF YEAR            $    10.46       $    10.66        $    10.79        $    10.72        $    10.82
TOTAL RETURN(b)                               1.44%            3.13%             4.26%             5.95%            12.57%
RATIOS TO AVERAGE NET ASSETS:
 Expenses, excluding interest
  expense, including expense
  reductions and expenses assumed             1.55%            1.65%(d)          1.65%(d)          1.29%(d)           .45%(d)
 Expenses, including expense
  reductions and expenses assumed             1.56%            1.65%             1.65%             1.29%              .45%
 Expenses, excluding expense
  reductions and expenses assumed             1.95%            1.93%             1.95%             2.04%             2.21%
 Net investment income                        2.89%            2.31%             1.76%             3.47%             5.77%


================================================================================


                                                                        YEAR ENDED 11/30
                                        -------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:                         2005             2004              2003              2002              2001
NET ASSETS, END OF YEAR (000)           $   13,932       $   14,054        $   15,745        $   12,485        $    1,642
PORTFOLIO TURNOVER RATE                     416.16%          434.57%           425.46%           433.27%           641.36%

                                                          CORE FIXED INCOME FUND

================================================================================


                                                                         CLASS C SHARES
                                        -------------------------------------------------------------------------------------
                                                                        YEAR ENDED 11/30
PER SHARE OPERATING PERFORMANCE            2005             2004              2003              2002              2001
NET ASSET VALUE, BEGINNING OF YEAR      $    10.64       $    10.77        $    10.70        $    10.79        $    10.91
INVESTMENT OPERATIONS:
 Net investment income(a)                      .31(c)           .25(c)            .19               .36               .61
 Net realized and unrealized gain
  (loss)                                      (.16)             .08               .26               .26               .64
TOTAL FROM INVESTMENT OPERATIONS               .15              .33               .45               .62              1.25
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                        (.34)            (.31)             (.31)             (.51)            (1.37)
 Net realized gain                            (.01)            (.15)             (.07)             (.20)               --
TOTAL DISTRIBUTIONS                           (.35)            (.46)             (.38)             (.71)            (1.37)
NET ASSET VALUE, END OF YEAR            $    10.44       $    10.64        $    10.77        $    10.70        $    10.79
TOTAL RETURN(b)                               1.43%            3.13%             4.24%             6.06%            12.42%
RATIOS TO AVERAGE NET ASSETS:
 Expenses, excluding interest
  expense, including expense
  reductions  and expenses assumed            1.55%            1.65%(d)          1.65%(d)          1.29%(d)           .53%(d)
 Expenses, including expense
  reductions and expenses assumed             1.56%            1.65%             1.65%             1.29%              .53%
 Expenses, excluding expense
  reductions and expenses assumed             1.95%            1.93%             1.92%             2.04%             2.29%
 Net investment income                        2.89%            2.31%             1.79%             3.47%             5.69%


================================================================================


                                                                        YEAR ENDED 11/30
                                        -------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:                         2005             2004              2003              2002              2001
NET ASSETS, END OF YEAR (000)           $   22,487       $   15,098        $   16,289        $    6,464        $      846
PORTFOLIO TURNOVER RATE                     416.16%          434.57%           425.46%           433.27%           641.36%

                                                          CORE FIXED INCOME FUND

FINANCIAL HIGHLIGHTS (CONCLUDED)

================================================================================


                                                                         CLASS P SHARES
                                        -------------------------------------------------------------------------------------
                                                                        YEAR ENDED 11/30
PER SHARE OPERATING PERFORMANCE            2005             2004              2003              2002              2001
NET ASSET VALUE, BEGINNING OF YEAR      $    10.72       $    10.86        $    10.78        $    10.83        $    10.91
INVESTMENT OPERATIONS:
 Net investment income(a)                      .37(c)           .32(c)            .25               .46               .64
 Net realized and unrealized gain
  (loss)                                      (.16)             .06               .27               .22               .65
TOTAL FROM INVESTMENT OPERATIONS               .21              .38               .52               .68              1.29
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                        (.40)            (.37)             (.37)             (.53)            (1.37)
 Net realized gain                            (.01)            (.15)             (.07)             (.20)               --
TOTAL DISTRIBUTIONS                           (.41)            (.52)             (.44)             (.73)            (1.37)
NET ASSET VALUE, END OF YEAR            $    10.52       $    10.72        $    10.86        $    10.78        $    10.83
TOTAL RETURN(b)                               1.99%            3.62%             4.79%             6.59%            12.84%
RATIOS TO AVERAGE NET ASSETS:
 Expenses, excluding interest
  expense, including expense
  reductions and expenses assumed             1.00%            1.10%(d)          1.10%(d)           .68%(d)           .24%(d)
 Expenses, including expense
  reductions and expenses assumed             1.01%            1.10%             1.10%              .68%              .24%
 Expenses, excluding expense
  reductions and expenses assumed             1.42%            1.42%             1.37%             1.43%             2.00%
 Net investment income                        3.46%            2.96%             2.34%             4.08%             6.06%


================================================================================


                                                                        YEAR ENDED 11/30
                                        -------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:                         2005             2004              2003              2002              2001
NET ASSETS, END OF YEAR (000)           $      687       $      278        $        6        $        2        $        2
PORTFOLIO TURNOVER RATE                     416.16%          434.57%           425.46%           433.27%           641.36%



(a)  Calculated using average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Interest expense is less than $.01.
(d)  Interest expense is less than .01%.

                                                               TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


================================================================================


                                                                         CLASS A SHARES
                                        -------------------------------------------------------------------------------------
                                                                        YEAR ENDED 11/30
PER SHARE OPERATING PERFORMANCE            2005             2004              2003              2002              2001
NET ASSET VALUE, BEGINNING OF YEAR      $    10.55       $    10.64        $    10.44        $    10.47        $    10.43
INVESTMENT OPERATIONS:
 Net investment income(a)                      .38(c)           .33(c)            .29               .44               .58
 Net realized and unrealized gain
 (loss)                                       (.13)             .11               .32               .18               .66
TOTAL FROM INVESTMENT OPERATIONS               .25              .44               .61               .62              1.24
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                        (.42)            (.38)             (.41)             (.55)            (1.20)
 Net realized gain                            (.06)            (.15)               --              (.10)               --
TOTAL DISTRIBUTIONS                           (.48)            (.53)             (.41)             (.65)            (1.20)
NET ASSET VALUE, END OF YEAR            $    10.32       $    10.55        $    10.64        $    10.44        $    10.47
TOTAL RETURN(b)                               2.37%            4.25%             5.88%             6.14%            12.79%
RATIOS TO AVERAGE NET ASSETS:
 Expenses, excluding interest
  expense, including expense
  reductions and expenses assumed              .90%            1.03%(d)          1.06%(d)           .73%(d)           .14%(d)
 Expenses, including expense
  reductions and expenses assumed              .91%            1.03%             1.06%              .73%              .14%
 Expenses, excluding expense
  reductions and expenses assumed             1.19%            1.27%             1.31%             1.40%             1.11%
 Net investment income                        3.61%            3.09%             2.77%             4.28%             5.62%


================================================================================


                                                                        YEAR ENDED 11/30
                                        -------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:                         2005             2004              2003              2002              2001
NET ASSETS, END OF YEAR (000)           $  146,376       $   89,186        $   61,744        $   36,691        $   14,068
PORTFOLIO TURNOVER RATE                     420.64%          390.93%           394.73%           419.92%           720.60%

                                                               TOTAL RETURN FUND

================================================================================


                                                                         CLASS B SHARES
                                        -------------------------------------------------------------------------------------
                                                                        YEAR ENDED 11/30
PER SHARE OPERATING PERFORMANCE            2005             2004              2003              2002              2001
NET ASSET VALUE, BEGINNING OF YEAR      $    10.54       $    10.63        $    10.44        $    10.49        $    10.44
INVESTMENT OPERATIONS:
 Net investment income(a)                      .31(c)           .26(c)            .23               .38               .54
 Net realized and unrealized gain
  (loss)                                      (.13)             .11               .31               .18               .71
TOTAL FROM INVESTMENT OPERATIONS               .18              .37               .54               .56              1.25
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                        (.35)            (.31)             (.35)             (.51)            (1.20)
 Net realized gain                            (.06)            (.15)               --              (.10)               --
TOTAL DISTRIBUTIONS                           (.41)            (.46)             (.35)             (.61)            (1.20)
NET ASSET VALUE, END OF YEAR            $    10.31       $    10.54        $    10.63        $    10.44        $    10.49
TOTAL RETURN(b)                               1.73%            3.61%             5.19%             5.59%            12.82%
RATIOS TO AVERAGE NET ASSETS:
 Expenses, excluding interest
  expense, including expense
  reductions and expenses assumed             1.55%            1.65%(d)          1.65%(d)          1.26%(d)           .48%(d)
 Expenses, including expense
  reductions and expenses assumed             1.56%            1.65%             1.65%             1.26%              .48%
 Expenses, excluding expense
  reductions and expenses assumed             1.83%            1.88%             1.94%             1.93%             1.45%
 Net investment income                        2.97%            2.48%             2.14%             3.75%             5.29%


================================================================================


                                                                        YEAR ENDED 11/30
                                        -------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:                         2005             2004              2003              2002              2001
NET ASSETS, END OF YEAR (000)           $   34,254       $   34,319        $   35,791        $   29,982        $    9,093
PORTFOLIO TURNOVER RATE                     420.64%          390.93%           394.73%           419.92%           720.60%

                                                               TOTAL RETURN FUND

                                                                         CLASS C SHARES
                                        -------------------------------------------------------------------------------------
                                                                        YEAR ENDED 11/30
PER SHARE OPERATING PERFORMANCE            2005             2004              2003              2002              2001
NET ASSET VALUE, BEGINNING OF YEAR      $    10.54       $    10.64        $    10.44        $    10.48        $    10.44
INVESTMENT OPERATIONS:
 Net investment income(a)                      .31(c)           .26(c)            .23               .39               .54
 Net realized and unrealized gain
  (loss)                                      (.12)             .10               .32               .18               .69
TOTAL FROM INVESTMENT OPERATIONS               .19              .36               .55               .57              1.23
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                        (.35)            (.31)             (.35)             (.51)            (1.19)
 Net realized gain                            (.06)            (.15)               --              (.10)               --
TOTAL DISTRIBUTIONS                           (.41)            (.46)             (.35)             (.61)            (1.19)
NET ASSET VALUE, END OF YEAR            $    10.32       $    10.54        $    10.64        $    10.44        $    10.48
TOTAL RETURN(b)                               1.81%            3.50%             5.28%             5.69%            12.67%
RATIOS TO AVERAGE NET ASSETS:
 Expenses, excluding interest
  expense, including expense
  reduction and expenses assumed              1.55%            1.65%(d)          1.65%(d)          1.20%(d)           .55%(d)
 Expenses, including expense
  reductions and expenses assumed             1.56%            1.65%             1.65%             1.20%              .55%
 Expenses, excluding expense
  reductions and expenses assumed             1.83%            1.88%             1.90%             1.87%             1.52%
 Net investment income                        2.97%            2.47%             2.18%             3.81%             5.22%


================================================================================


                                                                        YEAR ENDED 11/30
                                        -------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:                         2005             2004              2003              2002              2001
NET ASSETS, END OF YEAR (000)           $   30,352       $   21,460        $   19,706        $   16,379        $    5,526
PORTFOLIO TURNOVER RATE                     420.64%          390.93%           394.73%           419.92%           720.60%

                                                               TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS (CONCLUDED)

================================================================================


                                                                         CLASS P SHARES
                                        -------------------------------------------------------------------------------------
                                                                         YEAR ENDED 11/30
PER SHARE OPERATING PERFORMANCE            2005             2004              2003              2002              2001
NET ASSET VALUE, BEGINNING OF YEAR      $    10.60       $    10.69        $    10.48        $    10.48        $    10.43
INVESTMENT OPERATIONS:
 Net investment income(a)                      .37(c)           .33(c)            .30               .46               .57
 Net realized and unrealized gain
  (loss)                                      (.13)             .11               .32               .17               .69
TOTAL FROM INVESTMENT OPERATIONS               .24              .44               .62               .63              1.26
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                        (.41)            (.38)             (.41)             (.53)            (1.21)
 Net realized gain                            (.06)            (.15)               --              (.10)               --
TOTAL DISTRIBUTIONS                           (.47)            (.53)             (.41)             (.63)            (1.21)
NET ASSET VALUE, END OF YEAR            $    10.37       $    10.60        $    10.69        $    10.48        $    10.48
TOTAL RETURN(b)                               2.29%            4.23%             5.95%             6.22%            12.93%
RATIOS TO AVERAGE NET ASSETS:
 Expenses, excluding interest
  expense, including expense
  reductions and expenses assumed             1.00%            1.08%(d)          1.10%(d)           .71%(d)           .24%(d)
 Expenses, including expense
  reductions and expenses assumed             1.01%            1.08%             1.10%+             .71%              .24%
 Expenses, excluding expense
  reductions and expenses assumed             1.29%            1.36%             1.35%+            1.38%             1.21%
 Net investment income                        3.55%            3.15%             2.73%+            4.30%             5.57%


================================================================================


                                                                        YEAR ENDED 11/30
                                        -------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:                            2005             2004              2003              2002              2001
NET ASSETS, END OF YEAR (000)           $    2,781       $      677        $        2        $        1        $        1
PORTFOLIO TURNOVER RATE                     420.64%          390.93%           394.73%           419.92%           720.60%



+    The ratios have been determined on a Fund basis.
(a)  Calculated using average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Interest expense is less than $.01.
(d)  Interest expense is less than .01%.

TO OBTAIN INFORMATION:               ADDITIONAL INFORMATION

BY TELEPHONE. For shareholder          More information on each Fund is available free upon request,
account inquiries call the Funds       including the following:
at: 800-821-5129. For literature
requests call the Funds at:
800-874-3733.
                                       ANNUAL/SEMIANNUAL REPORT

BY MAIL. Write to the Funds at:        The Funds' Annual and Semiannual Reports contain more
The Lord Abbett Family of Funds        information about each Fund's investments and perfomance. The
90 Hudson Street                       Annual Report also includes details about the market
Jersey City, NJ 07302-3973             conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal
                                       year. The Reports are available, free of charge, at
                                       www.LordAbbett.com, and through other means, as indicated on the left.

VIA THE INTERNET.                      STATEMENT OF ADDITIONAL INFORMATION ("SAI")
LORD, ABBETT & CO. LLC
www.LordAbbett.com                     Provides more details about the Funds and their policies. A current SAI is on file with the Securities and Exchange
Text only versions of Fund             Commission ("SEC") and is incorporated by reference (is
documents can be viewed online or      legally considered part of this prospectus). Although the SAI
downloaded from the SEC:               is not available at www.LordAbbett.com, the SAI is available
www.sec.gov.                           through other means, generally without charge, as indicated
                                       on the left.
You can also obtain copies by
visiting the SEC's Public Reference
Room in Washington, DC (phone
202-942-8090) or by sending your
request and a duplicating fee to
the SEC's Public Reference Section,
Washington, DC 20549-0102 or by
sending your request electronically
to publicinfo@sec.gov.

[LORT ABBETT(R) LOGO]

   Lord Abbett Mutual Fund shares      Lord Abbett Investment Trust
        are distributed by:              Lord Abbett Core Fixed Income Fund
    LORD ABBETT DISTRIBUTOR LLC          Lord Abbett Total Return Fund                  LACORE-1
          90 Hudson Street                                                              (4/06)
 Jersey City, New Jersey 07302-3973

                                       SEC FILE NUMBER: 811-7988

[LORD ABBETT LOGO]


LORD ABBETT                                              APRIL 1,
  CONVERTIBLE FUND                                         2006

  HIGH YIELD FUND
  LIMITED DURATION U.S.                                 PROSPECTUS
    GOVERNMENT &
    GOVERNMENT SPONSORED
    ENTERPRISES FUND
  U.S. GOVERNMENT &
    GOVERNMENT SPONSORED
    ENTERPRISES FUND


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CLASS P SHARES OF LIMITED DURATION U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND AND U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND ARE NEITHER OFFERED TO THE GENERAL PUBLIC NOR AVAILABLE IN ALL STATES.

PLEASE CALL 800-821-5129 FOR FURTHER INFORMATION.

                                TABLE OF CONTENTS


                                                                          PAGE
                                    THE FUNDS

               Information about   Convertible Fund                        2
             the goal, principal   High Yield Fund                         14
           strategy, main risks,   Limited Duration U.S.
              performance, fees,     Government & Government
                    and expenses     Sponsored Enterprises Fund            20
                                   U.S. Government & Government
                                     Sponsored Enterprises Fund            27
                                   Additional Investment Information       34
                                   Management                              39

                                 YOUR INVESTMENT

                                   Purchases                               43
                 Information for   Sales Compensation                      60
                   managing your   Opening Your Account                    65
                    Fund account   Redemptions                             67
                                   Distributions and Taxes                 68
                                   Services For Fund Investors             70

                              FINANCIAL INFORMATION

                                   Convertible Fund                        72
            Financial highlights   High Yield Fund                         76
                                   Limited Duration U.S.
                                     Government & Government
                                     Sponsored Enterprises Fund            80
                                   U.S. Government & Government
                                     Sponsored Enterprises Fund            83

                             ADDITIONAL INFORMATION

                                   Back Cover

               How to learn more
                 about the Funds
                       and other
               Lord Abbett Funds

                                                                CONVERTIBLE FUND

                                    THE FUNDS

GOAL

     The Fund's investment objective is to seek current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL STRATEGY

     To pursue its goal, under normal circumstances the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a diversified portfolio of CONVERTIBLE SECURITIES issued by U.S. and foreign companies. The Fund will provide shareholders with at least 60 days' notice of any change in this policy. Convertible securities may include corporate bonds, debentures, notes, preferred stocks and other securities that can be exchanged for common stock or other securities which provide an opportunity for equity participation. A convertible security may offer both a relatively high yield received from dividend or interest payments in comparison to common stock dividends and the potential for capital appreciation if the value of the underlying common stock increases above the conversion price. The Fund also may invest in synthetic convertible securities and convertible structured notes created by other parties such as investment banks. Such investments attempt to combine the fixed income and convertible characteristics of traditional convertible securities. The Fund may invest in securities of any market capitalization, and may from time to time invest a significant amount of its assets in securities of small to mid-sized companies with market capitalizations of $250 million to $5 billion at the time of purchase. This market capitalization range may vary in response to changes in the markets.

[SIDENOTE]

WE OR THE FUND OR CONVERTIBLE FUND refers to the Lord Abbett Convertible Fund, a portfolio or series of the Lord Abbett Investment Trust (the "Trust").

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

CONVERTIBLE SECURITIES are corporate securities, usually preferred stocks or bonds, that are exchangeable at the option of the holder for a fixed number of other securities, usually common stocks, at a set price or formula (the "conversion price"). Convertible securities may provide investors participation in rising markets and protection in declining markets. However, they tend to be more volatile than other fixed income securities and less volatile than their underlying common stocks.

                                                                CONVERTIBLE FUND


     The Fund invests both in INVESTMENT GRADE DEBT SECURITIES and LOWER-RATED DEBT SECURITIES although the Fund may not invest more than 50% of its net assets in lower-rated debt securities (sometimes called "junk bonds" or "high yield securities"). The Fund may invest up to 20% of its net assets in non-convertible fixed income securities and equity securities, including common stocks and preferred stocks. Common stocks, the most familiar type of equity security, represent an ownership interest in a company. The Fund may invest up to 20% of its net assets in foreign securities that are primarily traded outside the United States.


     In selecting investments for the Fund we seek unusual values, using fundamental, bottom-up research to identify undervalued convertible securities that we believe may maximize total return and reduce downside risk. Our disciplined investment process attempts to identify valuation and pricing inefficiencies driven by macroeconomic factors and company-specific events among convertible securities across all market capitalizations. Because the value of a convertible security typically increases when the market value of the underlying common stock increases above the conversion price, we analyze the potential for capital appreciation of the underlying stock. We attempt to reduce the risks associated with these securities through portfolio diversification, credit analysis, assessment of their risk/return potential, and attention to current developments and trends in interest rates and economic conditions.

[SIDENOTE]

INVESTMENT GRADE DEBT SECURITIES are debt securities that are rated within the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A,
Baa), Standard & Poor's Ratings Services (AAA, AA, A, BBB), or Fitch Investors Service (AAA, AA, A, BBB) (each a "Rating Agency") or are unrated but determined by Lord Abbett to be of comparable quality.

LOWER-RATED DEBT SECURITIES (sometimes called "junk bonds" or "high yield securities") are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. Lower-rated debt securities have a higher risk of default than investment grade debt securities, and their prices are much more volatile. The market for lower-rated debt securities may also be less liquid.

                                                                CONVERTIBLE FUND

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with investing in convertible securities. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. Synthetic convertible securities and convertible structured notes may present a greater degree of market risk, and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

     Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. The market value of convertible securities tends to decline as interest rates increase. If, however, the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. In such a case, a convertible security may lose much of its value if the value of the underlying common stock then falls below the conversion price of the security. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly based on its fixed income characteristics, and thus, may not necessarily decline in price as much as the underlying common stock.

     In addition to interest rate risk, like most other fixed income securities, convertible securities are subject to credit risk, which is the risk that the issuer will fail to make timely payments of principal or interest to the Fund. Because many convertible securities tend to have credit ratings below investment grade, they present a greater credit risk than some other fixed income instruments. A default, or concerns in the market about

                                                                CONVERTIBLE FUND

     an increase in risk of default, may result in losses to the Fund. In addition, the credit rating of a company's convertible securities is generally lower than that of its conventional fixed income securities. A company normally must pay interest on its conventional debt before it can make payments on its convertible securities. The market for lower-rated debt securities generally is less liquid than the market for higher-rated securities, subjecting them to greater price fluctuations.

     Many convertible securities are issued with a "call" feature that allows the issuer of the security to choose when to redeem the security. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock, or sell it to a third party at a time that may be unfavorable to the Fund.

     The value of the Fund's equity securities will fluctuate in response to movements in the equity securities market in general and to the changing prospects of the individual companies issuing the securities. This may cause the Fund to produce poor performance relative to other funds, including those that invest exclusively in convertible or other fixed income securities.

     Foreign securities in which the Fund may invest may pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. As a result, there may be less information publicly available about foreign companies than most U.S. companies. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls. In addition, the Fund may invest in less developed countries, sometimes referred to as emerging markets. The risks of investing in foreign markets are generally more severe in emerging markets.

                                                                CONVERTIBLE FUND

     The Fund may invest from time to time a significant amount of its assets in securities of mid-sized and small companies. This generally involves greater risks than investing in larger companies. Mid-sized and small companies may have less experienced management and unproven track records. They may rely on limited product lines and have limited financial resources. These factors may make them more susceptible to setbacks or economic downturns and subject them to a higher risk of failure than larger companies.


     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

                                      CONVERTIBLE FUND  Symbols: Class A - LACFX
                                                                 Class B - LBCFX
                                                                 Class C - LACCX
                                                                 Class P - LCFPX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to the different expenses each class bears.

[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS A SHARES
--------------------------------------------------------------------------------

2004    +7.2%
2005    +3.8%

BEST QUARTER 4th Q '04     +7.7%
WORST QUARTER  1st Q '05   -2.2%

                                                                CONVERTIBLE FUND

     The table below shows how the average annual total returns of the Fund's Class A, B, C, and P shares compare to those of a broad-based securities market index. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B, Class C, and Class P shares are not shown in the table and will vary from those shown for Class A shares.

================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005

--------------------------------------------------------------------------------


                                                                        LIFE OF
SHARE CLASS                                                  1 YEAR     FUND(1)
Class A Shares
Return Before Taxes                                           -1.14%       6.62%
Return After Taxes on Distributions                           -1.88%       5.76%
Return After Taxes on Distributions and Sale of Fund Shares   -0.75%       5.15%
Class B Shares                                                -0.95%       6.92%
Class C Shares                                                 3.04%       7.98%
Class P Shares                                                 3.65%       8.69%
Merrill Lynch All Convertible Index(2)                         1.01%       8.79%
 (reflects no deduction for fees, expenses, or taxes)


(1)  The date each class was first offered to the public was 6/30/03.

(2) The performance of the unmanaged index is not necessarily representative of the Fund's performance.


[SIDENOTE]


The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

                                                                CONVERTIBLE FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                   CLASS A       CLASS B(1)       CLASS C          CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales
Charge on Purchases
(as a % of offering price)                            4.75%(2)         none          none             none
Maximum Deferred
Sales Charge
(See "Purchases")(3)                                  none(4)          5.00%         1.00%(5)         none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees
(See "Management")                                    0.70%            0.70%         0.70%            0.70%
Distribution and Service
(12b-1) Fees(6)                                       0.35%            1.00%         1.00%            0.45%
Other Expenses                                        0.23%            0.23%         0.23%            0.23%
Total Operating Expenses                              1.28%            1.93%         1.93%            1.38%


(1) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.
(2) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."
(3) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.
(4) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge.
(5) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

(6) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord, Abbett & Co. LLC ("Lord Abbett") for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                                CONVERTIBLE FUND

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                   1 YEAR       3 YEARS      5 YEARS     10 YEARS
Class A Shares              $      599   $      862   $    1,144   $    1,947
Class B Shares              $      696   $      906   $    1,242   $    2,085
Class C Shares              $      296   $      606   $    1,042   $    2,254
Class P Shares              $      140   $      437   $      755   $    1,657


You would pay the following expenses if you did not redeem your shares:


                              1 YEAR       3 YEARS      5 YEARS     10 YEARS
Class A Shares              $      599   $      862   $    1,144   $    1,947
Class B Shares              $      196   $      606   $    1,042   $    2,085
Class C Shares              $      196   $      606   $    1,042   $    2,254
Class P Shares              $      140   $      437   $      755   $    1,657

                                                                CONVERTIBLE FUND

     PAST PERFORMANCE OF INSTITUTIONAL ACCOUNTS. The performance information shown below is provided to illustrate the past performance of Lord Abbett in managing accounts that have substantially similar investment objectives, policies and strategies to those of the Fund and are managed by the Fund's portfolio management team. Such performance information does not represent the performance of the Fund, which commenced operations in 2003. Investors should realize that this past performance data is not an indication of the future performance of the Fund.

     The chart below illustrates average annual total return performance for Lord Abbett's Convertibles Institutional Composite (the "Composite") and the Merrill Lynch All Convertibles, All Qualities Index.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED 12/31/05
--------------------------------------------------------------------------------

                LORD ABBETT'S CONVERTIBLES        LORD ABBETT'S CONVERTIBLES        MERRILL LYNCH ALL CONVERTIBLES,
                INSTITUTIONAL COMPOSITE-NET      INSTITUTIONAL COMPOSITE-GROSS            ALL QUALITIES INDEX
1 year                    + 3.54%                           + 4.31%                             + 1.01%
3 years                   +11.38%                           +12.21%                             +12.08%
5 years                   + 5.45%                           + 6.24%                             + 4.23%
10 years                  +10.29%                           +11.11%                             + 8.84%


     The data represents institutional accounts with assets as of December 31, 2005 of $624 million, which represented 0.61% of Lord Abbett's total assets under management at that date. The data includes all accounts with substantially similar investment objectives, policies and strategies to those of the Fund. The gross and net performance numbers above for the Composite are net of all transaction costs and markups or markdowns in connection with securities transactions. The net Composite performance data above reflect the deduction of the highest advisory fee borne by any account in the Composite (an annual rate of 0.75% of assets). The gross and net Composite performance numbers do not reflect

                                                                CONVERTIBLE FUND


     the deduction of fees imposed for custodial, auditing, or other administrative services. The deduction of such fees (and the compounding effect thereof over time) will reduce the performance results and, correspondingly, the return to an investor. The effect of fees and expenses on performance will vary with the relative size of the fee and account performance.

     The index used for comparison is the Merrill Lynch All Convertibles, All Qualities Index, an unmanaged index with no expenses, which contains issues that have a greater than $50 million aggregate market value. The issues are U.S. dollar denominated, sold into the U.S. market and publicly traded in the U.S. The institutional accounts that are included in the data for the Composite above are not subject to the same types of expenses as the Fund and are not subject to the same diversification requirements, tax restrictions and other investment limitations imposed on the Fund by the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code of 1986. The performance results of the institutional accounts included in the Composite likely would have been lower if the institutional accounts had been regulated as investment companies under the federal tax and securities laws. In addition, the performance results of the institutional accounts would have been lower had they been subject to the higher fees and expenses of the Fund. Differences in the Securities and Exchange Commission and the CFA Institute's Global Investment Performance Standards(R) (CFAI GIPS(R)) methodologies for calculating performance could result in different performance data for identical time periods.

                                                                CONVERTIBLE FUND


     IMPORTANT INFORMATION REGARDING PAST PERFORMANCE OF INSTITUTIONAL ACCOUNTS. The Composite comprises all fully-invested portfolios investing primarily in convertible bonds, including preferred stock, rated or equivalent to investment grade. Performance results are expressed in U.S. dollars and reflect reinvestment of any dividends and distributions. A complete list of Lord Abbett composites and descriptions of the investment strategies is available from Lord Abbett and a performance presentation that adheres to the CFAI GIPS(R) is available at www.LordAbbett.com.

     Lord Abbett has prepared and presented the performance of the Composite in compliance with CFAI GIPS(R). CFAI has not been involved in the preparation or review of this performance information. For CFAI GIPS(R) purposes, Lord Abbett defines the "Firm" as all fee-based accounts managed by Lord Abbett, including institutional accounts, separately managed accounts, and mutual funds, but not including any privately offered fund or separately managed accounts for which the records have been maintained by another entity.

                                                                 HIGH YIELD FUND

GOAL

     The Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL STRATEGY


     To pursue its goal, the Fund normally invests in HIGH-YIELD DEBT SECURITIES, sometimes called "lower-rated bonds" or "junk bonds," which entail greater risks than investments in higher-rated or INVESTMENT GRADE DEBT SECURITIES. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in lower-rated debt securities, some of which are convertible into common stock or have warrants to purchase common stock. The Fund will provide shareholders with at least 60 days' notice of any change in this policy. The Fund may invest up to 20% of its net assets in foreign securities that are primarily traded outside the United States.


     We believe that a high total return (current income and capital appreciation) may be derived from an actively-managed, diversified portfolio of investments. We seek unusual values, particularly in lower-rated debt securities. Also, buying lower-rated bonds when we believe the credit risk is likely to decrease may generate higher returns. Through portfolio diversification, credit analysis and attention to current developments and trends in interest rates and economic conditions, we attempt to reduce investment risk, but losses may occur.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of your investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline. Longer-term fixed income securities are usually more sensitive to interest rate changes. This means that the longer the maturity of a security, the greater the effect a change in interest rates is likely to have on its price. High-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive. In times of economic uncertainty,

[SIDENOTE]

WE OR THE FUND OR HIGH YIELD FUND refers to the Lord Abbett High Yield Fund, a portfolio or series of the Trust.

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

HIGH-YIELD DEBT SECURITIES (sometimes called "lower rated bonds" or "junk bonds") are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. High-yield debt securities have a higher risk of default than investment grade debt securities, and their prices are much more volatile. The market for high-yield debt securities may also be less liquid.

INVESTMENT GRADE DEBT SECURITIES are debt securities that are rated within the four highest grades assigned by Moody's Investor Service, Inc. (Aaa, Aa, A,
Baa), Standard & Poor's Ratings Services (AAA, AA, A, BBB) or Fitch Investors Service (AAA, AA, A, BBB) (each a "Rating Agency") or are unrated but determined by Lord Abbett to be of comparable quality.

Under normal circumstances, the duration of the Fund's debt securities will be between three to seven years with an average maturity of five to twelve years.

                                                                 HIGH YIELD FUND

     these securities may decline in price, even when interest rates are falling.

     There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with junk bonds. Some issuers, particularly of junk bonds, may default as to principal and/or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. In addition, the market for high-yield debt securities generally is less liquid than the market for higher-rated securities, subjecting them to greater price fluctuations.

     Convertible securities tend to be more volatile and produce more income than their underlying stocks. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

     The mortgage-related securities in which the Fund invests may be particularly sensitive to changes in prevailing interest rates. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. The prepayment risk also will affect the price and volatility of a mortgage-related security.

     Investments in foreign securities may present increased market, liquidity, currency, political, information, and other risks.


     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

                                      HIGH YIELD FUND  Symbols:  Class A - LHYAX
                                                                 Class B - LHYBX
                                                                 Class C - LHYCX
                                                                 Class P - LHYPX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to the different expenses each class bears.

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS A SHARES
--------------------------------------------------------------------------------

1999     +6.6%
2000     -3.0%
2001     +5.4%
2002     -0.1%
2003    +21.6%
2004    +10.4%
2005    + 1.2%

BEST QUARTER 2nd Q '03   +8.3%
WORST QUARTER 3rd Q '01  -4.0%

                                                                 HIGH YIELD FUND

     The table below shows how the average annual total returns of the Fund's Class A, B, C, and P shares compare to those of two broad-based securities market indices. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns for Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B, Class C, and Class P shares are not shown in the table and will vary from those shown for Class A shares.

================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005

--------------------------------------------------------------------------------


                                                                        LIFE OF
SHARE CLASS                                    1 YEAR      5 YEARS      FUND(1)
Class A Shares
Return Before Taxes                             -3.63%        6.36%        5.01%
Return After Taxes
 on Distributions                               -6.00%        3.05%        1.54%
Return After Taxes
 on Distributions and
Sale of Fund Shares                             -2.27%        3.38%        2.07%
Class B Shares                                  -3.24%        6.60%        5.06%
Class C Shares                                   0.53%        6.74%        5.07%
Class P Shares                                   1.09%           -        10.46%
Credit Suisse First Boston
High Yield Index(2)                              2.26%        9.82%        6.60%(3)
(reflects no deduction for fees,
expenses or taxes)                                                        13.56%(4)
Merrill Lynch High Yield
Master II Index(2)                               2.74%        8.39%        5.51%(3)
(reflects no deduction for fees,                                          13.44%(4)
expenses or taxes)


(1) The date each class was first offered to the public is: Class A - 12/31/98; Class B - 12/31/98; Class C - 12/31/98; and Class P - 12/31/02.
(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

(3) Represents total return for the period 12/31/98 - 12/31/05, to correspond with Class A, B, and C periods shown.
(4) Represents total return for the period 12/31/02 - 12/31/05, to correspond with Class P period shown.


[SIDENOTE]

The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

                                                                 HIGH YIELD FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                             CLASS A       CLASS B(1)       CLASS C          CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales
Charge on Purchases
 (as a % of offering price)                                     4.75%(2)         none          none             none
Maximum Deferred
Sales Charge
 (See "Purchases")(3)                                           none(4)          5.00%         1.00%(5)         none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees
 (See "Management")                                             0.60%            0.60%         0.60%            0.60%
Distribution and Service
 (12b-1) Fees(6)                                                0.35%            1.00%         1.00%            0.45%
Other Expenses                                                  0.27%            0.27%         0.27%            0.27%
Total Operating Expenses                                        1.22%            1.87%         1.87%            1.32%


(1) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.
(2) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."
(3) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.
(4) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge.
(5) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

(6) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                                 HIGH YIELD FUND

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                   1 YEAR      3 YEARS      5 YEARS      10 YEARS
Class A Shares              $      593   $      844   $    1,113   $    1,882
Class B Shares              $      690   $      888   $    1,211   $    2,021
Class C Shares              $      290   $      588   $    1,011   $    2,190
Class P Shares              $      134   $      418   $      723   $    1,590


You would pay the following expenses if you did not redeem your shares:


                              1 YEAR       3 YEARS      5 YEARS     10 YEARS
Class A Shares              $      593   $      844   $    1,113   $    1,882
Class B Shares              $      190   $      588   $    1,011   $    2,021
Class C Shares              $      190   $      588   $    1,011   $    2,190
Class P Shares              $      134   $      418   $      723   $    1,590

                                              LIMITED DURATION U.S. GOVERNMENT &
                                           GOVERNMENT SPONSORED ENTERPRISES FUND

GOAL

     The Fund's investment objective is to seek a high level of income from a portfolio consisting primarily of limited duration U.S. Government securities. The Fund is not a money market fund.

PRINCIPAL STRATEGY

     To pursue its goal, the Fund primarily invests in short- and intermediate-duration U.S. Government securities, and securities issued or guaranteed by government sponsored enterprises, which the Fund expects will produce a high level of income. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and certain obligations issued or guaranteed by U.S. Government agencies and U.S. government sponsored enterprises (including mortgage-related securities), such as:

     -  FEDERAL HOME LOAN BANK
     -  FEDERAL HOME LOAN MORTGAGE CORPORATION
     -  FEDERAL NATIONAL MORTGAGE ASSOCIATION
     -  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION

     The Fund will provide shareholders with at least 60 days' notice of any change in this policy.


     The Fund may invest its remaining assets in various types of fixed income securities, including debt securities rated investment grade at the time of purchase, asset-backed securities and cash equivalents.


     The Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Duration is a mathematical concept that measures a portfolio's exposure to interest rate changes. The longer a portfolio's duration, the more sensitive it is to interest rate risk. The shorter a portfolio's duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent

[SIDENOTE]

WE OR THE FUND OR LIMITED DURATION U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES (GSE) FUND refers to the Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund, a series or portfolio of the Trust.

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

                                              LIMITED DURATION U.S. GOVERNMENT &
                                           GOVERNMENT SPONSORED ENTERPRISES FUND

     if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point. The Fund expects to maintain its average duration range between one and four years.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of your investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline. The Fund does not attempt to maintain a stable net asset value.

     Although certain U.S. Government securities in which the Fund invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements. The Fund generally invests a substantial portion of its assets in securities issued or guaranteed by various government sponsored enterprises. Some of these securities, such as those issued by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government (i.e., the payment of principal and interest on those securities is unconditionally guaranteed by the U.S. Government). Others are not guaranteed by the U.S. Government, but are supported only by the credit of the government sponsored enterprise itself and the discretionary authority of the U.S. Treasury to purchase the enterprise's obligations, such as securities of the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and the Federal Home Loan Bank.There is no assurance that the U.S. Government will provide financial support to government sponsored enterprises that are not supported by the full faith and credit of the U.S. Government.

     The mortgage-related securities in which the Fund may invest may be particularly sensitive to changes in

                                              LIMITED DURATION U.S. GOVERNMENT &
                                           GOVERNMENT SPONSORED ENTERPRISES FUND

     prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The rate of prepayments on underlying mortgages also will affect the price and volatility of a mortgage-related security.


     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

                   LIMITED DURATION U.S. GOVERNMENT &  Symbols:  Class A - LALDX
                GOVERNMENT SPONSORED ENTERPRISES FUND            Class B - LLTBX
                                                                 Class C - LDLAX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to different expenses each class bears. No performance is shown for Class P shares since the Fund has not issued Class P shares to date.

[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) - CLASS A SHARES
--------------------------------------------------------------------------------

1996    +1.3%
1997    +6.9%
1998    +6.6%
1999    +2.8%
2000    +9.2%
2001    +6.5%
2002    +7.6%
2003    +1.8%
2004    +1.2%
2005    +0.9%

BEST QUARTER 3rd Q '01      +3.5%
WORST QUARTER 2nd Q '04     -2.0%

                                              LIMITED DURATION U.S. GOVERNMENT &
                                           GOVERNMENT SPONSORED ENTERPRISES FUND

     The table below shows how the average annual total returns of the Fund's Class A, B, and C shares compare to those of a broad-based securities market index. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns for Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B and Class C shares are not shown in the table and will vary from those shown for Class A shares.

================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005

--------------------------------------------------------------------------------


                                                                                      LIFE OF
SHARE CLASS                               1 YEAR          5 YEARS      10 YEARS       FUND(1)
Class A Shares
Return Before Taxes                        -2.40%            2.88%         4.10%            -
Return After Taxes
 on Distributions                          -3.64%            1.37%         2.13%            -
Return After Taxes
 on Distributions and
 Sale of Fund Shares                       -1.56%            1.55%         2.26%            -
Class B Shares                             -3.61%               -             -         -0.53%
Class C Shares                              0.29%            2.74%            -          4.02%
Lehman Brothers Intermediate
Government Bond Index(2)                    1.68%            4.82%         5.50%         1.97%(3)
 (reflects no deduction of fees,
 expenses or taxes)                                                                      5.86%(4)


(1) The dates Class B and Class C were first offered to the public are 5/2/03 and 7/15/96, respectively.
(2) The performance of the unmanaged index is not necessarily representative of the Fund's performance.

(3) Represents total returns for the period 5/2/03 to 12/31/05, to correspond with Class B period shown.
(4) Represents total returns for the period 7/15/96 to 12/31/05, to correspond with Class C period shown.


[SIDENOTE]

The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

                                              LIMITED DURATION U.S. GOVERNMENT &
                                           GOVERNMENT SPONSORED ENTERPRISES FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                   CLASS A        CLASS B(1)        CLASS C          CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales
Charge on Purchases
 (as a % of offering price)                           3.25%(2)          none           none              none
Maximum Deferred
Sales Charge
(See "Purchases")(3)                                  none(4)           5.00%          1.00%(5)          none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees
 (See "Management")                                   0.40%             0.40%          0.40%             0.40%
Distribution and Service
 (12b-1) Fees(6)                                      0.35%             1.00%          1.00%             0.45%
Other Expenses                                        0.31%             0.31%          0.31%             0.31%
Total Operating Expenses(7)                           1.06%             1.71%          1.71%             1.16%
Expense Reimbursement(7)                             (0.16)%           (0.16)%        (0.16)%           (0.16)%
Net Expenses(7)                                       0.90%             1.55%          1.55%             1.00%


(1) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.
(2) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."
(3) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.
(4) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge.

(5) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(6) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
(7) For the year ending November 30, 2006, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses so that the Fund's Net Expenses do not exceed an aggregate annual rate of 0.90% of average daily net assets for Class A shares, 1.55% of average daily net assets for Class B and C shares and 1.00% of average daily net assets for Class P shares.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

12b-1 FEES are incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                              LIMITED DURATION U.S. GOVERNMENT &
                                           GOVERNMENT SPONSORED ENTERPRISES FUND

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                   1 YEAR       3 YEARS      5 YEARS     10 YEARS
Class A Shares              $      414   $      636   $      876   $    1,563
Class B Shares              $      658   $      823   $    1,113   $    1,834
Class C Shares              $      258   $      523   $      913   $    2,006
Class P Shares              $      102   $      353   $      623   $    1,395


You would pay the following expenses if you did not redeem your shares:


                              1 YEAR       3 YEARS      5 YEARS     10 YEARS
Class A Shares              $      414   $      636   $      876   $    1,563
Class B Shares              $      158   $      523   $      913   $    1,834
Class C Shares              $      158   $      523   $      913   $    2,006
Class P Shares              $      102   $      353   $      623   $    1,395

                                                               U.S. GOVERNMENT &
                                           GOVERNMENT SPONSORED ENTERPRISES FUND

GOAL

     The Fund's investment objective is high current income consistent with reasonable risk. By reasonable risk we mean that the volatility the Fund is expected to have over time will approximate that of the Lehman Brothers Government Bond Index.

PRINCIPAL STRATEGY

     To pursue its goal, the Fund primarily invests in U.S. Government securities, and securities issued or guaranteed by government sponsored enterprises, which the Fund expects will produce high current income consistent with reasonable risk. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in obligations issued by the U.S. Treasury and certain obligations issued or guaranteed by U.S. Government agencies and U.S. government sponsored enterprises (including mortgage-related securities), such as:

     -  FEDERAL HOME LOAN BANK
     -  FEDERAL HOME LOAN MORTGAGE CORPORATION
     -  FEDERAL NATIONAL MORTGAGE ASSOCIATION
     -  FEDERAL FARM CREDIT BANK
     -  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION

     The Fund will provide shareholders with at least 60 days' notice of any change in this policy.

     The Fund attempts to manage, but not eliminate, interest rate risk through its management of the average duration of the securities it holds in its portfolio. Duration is a mathematical concept that measures a portfolio's exposure to interest rate changes. The longer a portfolio's duration, the more sensitive it is to interest rate risk. The shorter a portfolio's duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two

[SIDENOTE]

WE OR THE FUND OR U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES (GSE) FUND refers to the Lord Abbett U.S. Government & Government Sponsored Enterprises Fund, a portfolio or series of the Trust.

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

                                                               U.S. GOVERNMENT &
                                           GOVERNMENT SPONSORED ENTERPRISES FUND

     years would be expected to fall approximately two percent if interest rates rose by one percentage point. The Fund expects to maintain its average duration range between three and eight years.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of your investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline. The Fund does not attempt to maintain a stable net asset value.

     Although certain U.S. Government securities in which the Fund invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements. The Fund generally invests a substantial portion of its assets in securities issued or guaranteed by various government sponsored enterprises. Some of these securities, such as those issued by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government (i.e., the payment of principal and interest on those securities is unconditionally guaranteed by the U.S. Government). Others are not guaranteed by the U.S. Government, but are supported only by the credit of the government sponsored enterprise itself and the discretionary authority of the U.S. Treasury to purchase the enterprise's obligations, such as securities of the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and the Federal Home Loan Bank. Others, such as the Federal Farm Credit Bank, are supported only by the credit of the government sponsored enterprise itself. There is no assurance that the U.S. Government will provide financial support to government sponsored enterprises that are not supported by the full faith and credit of the U.S. Government.

     The mortgage-related securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates. Like other debt securities, when

                                                               U.S. GOVERNMENT &
                                           GOVERNMENT SPONSORED ENTERPRISES FUND

     interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The rate of prepayments on underlying mortgages also will affect the price and volatility of a mortgage-related security.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

                                    U.S. GOVERNMENT &  Symbols:  Class A - LAGVX
                GOVERNMENT SPONSORED ENTERPRISES FUND            Class B - LAVBX
                                                                 Class C - LAUSX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to the different expenses each class bears. No performance is shown for Class P shares since the Fund has not issued Class P shares to date.

[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS A SHARES
--------------------------------------------------------------------------------

1996    +1.7%
1997    +9.2%
1998    +7.9%
1999    -1.6%
2000   +11.4%
2001    +6.9%
2002    +9.8%
2003    +1.6%
2004    +3.8%
2005    +2.2%

BEST QUARTER 3rd Q '01      +4.8%
WORST QUARTER 1st Q '96     -2.7%

                                                               U.S. GOVERNMENT &
                                           GOVERNMENT SPONSORED ENTERPRISES FUND

     The table below shows how the average annual total returns of the Fund's Class A, B, and C shares compare to those of a broad-based securities market index. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns for Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B and Class C shares are not shown in the table and will vary from those shown for Class A shares.

================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005

--------------------------------------------------------------------------------


                                                                                  LIFE OF
SHARE CLASS                              1 YEAR       5 YEARS      10 YEARS       FUND(1)
Class A Shares
 Return Before Taxes                      -2.61%         3.78%         4.68%            -
 Return After Taxes
  on Distributions                        -3.87%         2.12%         2.41%            -
 Return After Taxes
  on Distributions and
  Sale of Fund Shares                     -1.70%         2.22%         2.54%            -
Class B Shares                            -2.40%         4.01%            -          5.14%
Class C Shares                             1.55%         4.16%            -          5.24%
Lehman Brothers
Government Bond Index(2)                   2.65%         5.39%         5.94%         6.41%(3)
 (reflects no deduction of fees,
 expenses or taxes)                                                                  6.55%(4)


(1) The dates Class B shares and Class C shares were first offered to the public were 8/1/96 and 7/15/96, respectively.
(2) The performance of the unmanaged index is not necessarily representative of the Fund's performance.

(3) Represents total returns for the period 8/1/96 to 12/31/05, to correspond with the Class B period shown.
(4) Represents total returns for the period 7/15/96 to 12/31/05, to correspond with the Class C period shown.


[SIDENOTE]

The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

                                                               U.S. GOVERNMENT &
                                           GOVERNMENT SPONSORED ENTERPRISES FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                      CLASS A        CLASS B(1)       CLASS C          CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales
Charge on Purchases
 (as a % of offering price)                               4.75%(2)         none          none             none
Maximum Deferred
Sales Charge
 (See "Purchases")(3)                                     none(4)          5.00%         1.00%(5)         none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees
 (See "Management")                                       0.50%            0.50%         0.50%            0.50%
Distribution and Service
 (12b-1) Fees(6)                                          0.35%            1.00%         1.00%            0.45%
Other Expenses                                            0.20%            0.20%         0.20%            0.20%
Total Operating Expenses(7)                               1.05%            1.70%         1.70%            1.15%
Expense Reimbursement(7)                                 (0.05)%          (0.05)%       (0.05)%          (0.05)%
Net Expenses(7)                                           1.00%            1.65%         1.65%            1.10%


(1) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.
(2) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."
(3) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.
(4) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge.

(5) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(6) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
(7) For the year ending November 30, 2006, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses so that the Fund's Net Expenses do not exceed an aggregate annual rate of 1.00% of average daily net assets for Class A shares and 1.65% of average daily net assets for Class B and C shares and 1.10% of average daily net assets for Class P shares.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                               U.S. GOVERNMENT &
                                           GOVERNMENT SPONSORED ENTERPRISES FUND

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                   1 YEAR       3 YEARS      5 YEARS     10 YEARS
Class A Shares              $      572   $      788   $    1,022   $    1,692
Class B Shares              $      668   $      831   $    1,118   $    1,832
Class C Shares              $      268   $      531   $      918   $    2,004
Class P Shares              $      112   $      360   $      628   $    1,393


You would pay the following expenses if you did not redeem your shares:


                              1 YEAR       3 YEARS      5 YEARS     10 YEARS
Class A Shares              $      572   $      788   $    1,022   $    1,692
Class B Shares              $      168   $      531   $      918   $    1,832
Class C Shares              $      168   $      531   $      918   $    2,004
Class P Shares              $      112   $      360   $      628   $    1,393

ADDITIONAL INVESTMENT INFORMATION

     This section describes some of the investment techniques that might be used by each Fund and some of the risks associated with those techniques.

     ADJUSTING INVESTMENT EXPOSURE. Each Fund will be subject to the risks associated with investments. Each Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, each Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with a Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses.

     EQUITY SECURITIES. The Convertible Fund may invest in equity securities. The High Yield Fund may invest up to 20% of its net assets in equity securities. Equity securities may include common stocks, preferred stocks, convertible preferred stocks, warrants, and similar instruments. Common stocks, the most familiar type, represent an ownership interest in a company. The value of equity securities fluctuates based on changes in a company's financial condition, and on market and economic conditions.

     FOREIGN SECURITIES. The Convertible Fund may invest in foreign securities. The High Yield Fund may invest up to 20% of its net assets in foreign securities. This limitation does not include American Depositary Receipts ("ADRs"). Foreign securities may pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. As a result, there may be less information publicly available about foreign companies than most U.S. companies. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher, in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Each Fund may enter into financial futures contracts and options thereon for bona fide hedging purposes or to pursue risk management strategies. These transactions involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or in the over-the-counter market ("OTC"). Each Fund may not purchase or sell futures contracts or options on futures contracts on a CFTC-regulated exchange for non-bona fide hedging purposes if the aggregated initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

     RISKS OF OPTIONS AND FUTURES. Fund transactions in futures, options on futures and other options, if any, involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and a Fund's assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an OTC contract will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions.

     MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. Certain of the Funds may invest extensively in mortgage-related securities and also may invest in other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The value of these securities is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets; an unexpected change in the rate of principal payments may cause these securities to perform poorly.


     PORTFOLIO TURNOVER RATE. The High Yield Fund, the Limited Duration U.S. Government & Government Sponsored Enterprises Fund and the U.S. Government & Government Sponsored Enterprises Fund may engage in active and frequent trading of their portfolio securities to achieve their principal investment strategies and can be expected to have a portfolio turnover rate substantially in excess of 100%. For the fiscal year ended November 30, 2005, the portfolio turnover rates for the High Yield Fund, the Limited Duration U.S. Government & Government Sponsored Enterprises Fund and U.S. Government & Government Sponsored Enterprises Fund were 122.46%, 295.07% and 485.03%, respectively. These rates vary from year to year. High portfolio turnover may increase transaction costs, may increase taxable capital gains and may adversely impact performance.


     TEMPORARY DEFENSIVE INVESTMENTS. At times each Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities. These investments could reduce the benefit from any upswing in the market and prevent a Fund from achieving its investment objective.


     SWAP AND SIMILAR TRANSACTIONS. Each Fund except the U.S. Government & Government Sponsored Enterprises Fund may enter into swap transactions for hedging or for investment purposes. A swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or "notional" amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified securities or indices. The Funds may enter into swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates.

     Each Fund except the U.S. Government & Government Sponsored Enterprises Fund also may purchase or sell interest rate caps, floors and collars. The purchaser of an interest rate cap is entitled to receive payments only to the extent that a specified index exceeds a predetermined interest rate. The purchaser of an interest floor is entitled to receive payments only to the extent that a specified index is below a predetermined interest rate. A collar effectively combines a cap and a floor so that the purchaser receives payments only when market interest rates are within a specified range of interest rates.

     The use of these transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If Lord Abbett is incorrect in its forecasts of the interest rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of a Fund may be less favorable than it would have been if the Fund had not entered into them.

     Because these arrangements are bi-lateral agreements between a Fund and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Funds. However, a Fund's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Fund is required to pay exceed the value of the payments that its counterparty is required to make. The Fund segregates liquid assets equal to any difference between that excess and the amount of collateral that it is required to provide. Conversely, the Fund requires its counterparties to provide collateral on a comparable basis except in those instances in which Lord Abbett is satisfied with the claims paying ability of the counterparty without such collateral.

     It is not currently expected that these transactions will be a principal strategy of the Funds.

     INFORMATION ON PORTFOLIO HOLDINGS. The Funds' Annual and Semiannual Reports, which are sent to shareholders and filed with the Securities and Exchange Commission ("SEC"), contain information about the Funds' portfolio holdings, including a complete schedule of holdings. Each Fund also files its complete schedule of portfolio holdings with the SEC on Form N-Q as of the end of its first and third fiscal quarters.

     In addition, on or about the first day of the second month following each calendar quarter-end, each Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. Each Fund also may make publicly available Fund commentaries or fact sheets containing a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, among other things, and/or performance attribution information within 30 days following the end of each calendar quarter for which such information is made available. This information will remain available until the schedule, commentary, fact sheet or performance attribution information for the next quarter is publicly available. You may view this information for the most recently ended calendar quarter at www.LordAbbett.com or request a copy at no charge by calling Lord Abbett at 800-821-5129.

     For more information on the Funds' policies and procedures with respect to the disclosure of their portfolio holdings and ongoing arrangements to make available such information on a selective basis to certain third parties, please see "Investment Policies - Policies and Procedures Governing the Disclosure of Portfolio Holdings" in the Statement of Additional Information.

MANAGEMENT


     BOARD OF TRUSTEES. The Board oversees the management of the business and affairs of the Funds. The Board meets regularly to review the Funds' portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board. More than 75 percent of the members of the Board are independent of Lord Abbett.


     INVESTMENT ADVISER. The Funds' investment adviser is Lord, Abbett & Co. LLC which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $104 billion in over 54 mutual funds and other advisory accounts as of January 31, 2006.

     Lord Abbett is entitled to an annual management fee based on the CONVERTIBLE FUND'S average daily net assets. The management fee is calculated daily and payable monthly at the following annual rates:

        .70 of 1% of the first $1 billion of average daily net assets, .65 of 1% of the next $1 billion, and .60 of 1% of the Fund's assets over $2 billion.

     Based on this calculation, the fee paid to Lord Abbett for the fiscal year ended November 30, 2005 was at an effective rate of .70 of 1% of the Fund's average daily net assets.

     Lord Abbett is entitled to an annual management fee based on the HIGH YIELD FUND'S average daily net assets. The management fee is calculated daily and payable monthly at the following annual rates:

        .60 of 1% of the first $1 billion of average daily net assets, .55 of 1% of the next $1 billion, and .50 of 1% of the Fund's average daily net assets over $2 billion.

     Prior to December 1, 2005, Lord Abbett was entitled to an annual management fee of .60 of 1% of the High Yield Fund's average daily net assets. For the fiscal year ended November 30, 2005, the fee paid to Lord Abbett was at a rate of .60 of 1% of average daily net assets of High Yield Fund.

     Lord Abbett is entitled to an annual management fee based on the LIMITED DURATION U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND'S average daily net assets. The fee is calculated daily and payable monthly at the following annual rates:

        .40 of 1% of the first $1 billion of average daily net assets, .35 of 1% of the next $1 billion, and .30 of 1% on the Fund's assets over $2 billion.

     Based on this calculation, the fee paid to Lord Abbett for the fiscal year ended November 30, 2005 was at an effective rate of .40 of 1% of the Fund's average daily net assets.

     Lord Abbett is entitled to an annual management fee based on the U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND'S average daily net assets. The fee is calculated daily and payable monthly, at the following annual rates:

        .50 of 1% of the first $3 billion of average daily net assets, and .45 of 1% of the Fund's assets over $3 billion.

     Based on this calculation, the fee paid to Lord Abbett for the fiscal year ended November 30, 2005 was at an effective rate of .50 of 1% of the Fund's average daily net assets.


     In addition, Lord Abbett provides certain administrative services to each Fund for a fee at the annual rate of .04 of 1% of each Fund's average daily net assets. Each Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Funds, see the Statement of Additional Information.


     Each year in December the Board considers whether to approve the continuation of the existing management and administrative services agreements between each Fund and Lord Abbett. A discussion regarding the basis for the Board's approval will be available in the Funds' Semiannual Report to Shareholders for the six-month period ending the following May.

     INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage each Fund's investments. The Statement of Additional Information contains additional information about the managers' compensation, other accounts managed by them and their ownership of Fund shares.


     CONVERTIBLE FUND. Christopher J. Towle, Partner and Investment Manager, heads the team. Mr. Towle, who joined Lord Abbett in 1987, holds a Chartered Financial Analyst designation and has been in the investment business since 1980. A senior member of the team is Maren Lindstrom, Partner and Fixed Income Investment Manager, who joined Lord Abbett in 2000. Mr. Towle and Ms. Lindstrom are jointly and primarily responsible for the day-to-day management of the Fund.


     HIGH YIELD FUND. Christopher J. Towle, Partner and Investment Manager, heads the team and is primarily responsible for the day-to-day management of the Fund. Mr. Towle has been with Lord Abbett since 1987. Michael S. Goldstein, Partner and Fixed Income Investment Manager, is a senior team member and has been with Lord Abbett since 1997.

     LIMITED DURATION U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND AND U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND. Robert I. Gerber, Partner and Director of Taxable Fixed Income Management, heads the team for each of these Funds and is primarily responsible for the day-to-day management of the Funds. Mr. Gerber joined Lord Abbett in 1997. The other senior team members are Walter H. Prahl and Robert A. Lee. Mr. Prahl, Partner and Director of Quantitative Research, Taxable Fixed Income, joined Lord Abbett in 1997. Mr. Lee, Partner and Fixed Income Investment Manager, joined Lord Abbett in 1997.

                                 YOUR INVESTMENT

PURCHASES

     Each Fund offers in this Prospectus four classes of shares: Classes A, B, C, and P. Each class represents investments in the same portfolio of securities, but each has different expenses, dividends and sales charges. Class A, B, and C shares are offered to any investor. Class P shares are offered to certain investors as described below. You may purchase shares at the net asset value ("NAV") per share determined after we receive your purchase order submitted in proper form, plus any applicable sales charge. We will not consider an order to be in proper form until we have certain identifying information required under applicable law. For more information, see "Opening Your Account."


     We reserve the right to modify, restrict or reject any purchase order or exchange request if a Fund or LORD ABBETT DISTRIBUTOR LLC determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.


     PRICING OF SHARES. NAV per share for each class of Fund shares is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after a Fund receives your order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV.

     In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no

[SIDENOTE]


LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor" or the "Distributor") acts as agent for the Funds to work with investment professionals that buy and/or sell shares of the Funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

     transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost.


     Securities for which prices or market quotations are not available, do not accurately reflect fair value in Lord Abbett's opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded are valued under fair value procedures approved by the Funds' Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, demand for a security (as reflected by its trading volume) is insufficient calling into question the reliability of the quoted price or the security is relatively illiquid. Each Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. A Fund's use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.


     Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

     EXCESSIVE TRADING AND MARKET TIMING. Each Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices may disrupt management of each Fund, raise its expenses, and harm long-term shareholders. Volatility resulting from excessive trading may cause the Funds difficulty in implementing long-term investment strategies because they cannot anticipate the amount of cash they will have to invest. A Fund may be forced to sell portfolio securities at disadvantageous times to raise cash to allow for such excessive trading. This, in turn, could increase tax, administrative and other costs and adversely impact a Fund's performance.

     To the extent a Fund invests in foreign securities, the Fund may be particularly susceptible to excessive trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves, to occur in the interim, potentially affecting the values of foreign securities held by a Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in a Fund's share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as "time zone arbitrage"). To the extent a Fund invests in securities that are thinly traded or relatively illiquid, the Fund may be particularly susceptible to excessive trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in short-term trading to take advantage of these pricing differences (known as "price arbitrage"). Each Fund has adopted fair value procedures designed to adjust closing market prices of these types of securities to reflect what is believed to be their fair value at the time the Fund calculates its NAV per share. While there is no assurance, the Funds expect that the use of fair value pricing will reduce a shareholder's ability to engage in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders. For more information about these procedures, see "Your Investment - Purchases - Pricing of Shares" above.

     Each Fund's Board has adopted additional policies and procedures that are designed to prevent or stop excessive short-term trading and market timing ("frequent trading"). We also have longstanding procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and FINANCIAL INTERMEDIARIES that place orders on behalf of their clients. A Fund may modify its frequent trading policy and monitoring procedures, which are described below, from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

     FREQUENT TRADING POLICY. Under the frequent trading policy, any Lord Abbett Fund shareholder redeeming Fund shares valued at $5,000 or more (other than shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund) will be prohibited from investing in the Fund for 30 calendar days after the redemption. The policy applies to all redemptions and investments that are part of an exchange transaction or transfer of assets, but does not apply to certain other transactions described below. The frequent trading policy will not apply to redemptions by shareholders whose shares are held in an account maintained by a Financial Intermediary in an omnibus environment unless and until such time that the Financial Intermediary has the ability to implement the policy or substantially similar protective measures. The Distributor will encourage Financial Intermediaries to adopt such procedures. Certain types of investments will not be blocked and certain types of redemptions will not trigger a subsequent purchase block, including: (1) systematic purchases and redemptions, such as purchases made through reinvestment of dividends or other distributions, or certain automatic or systematic investment, exchange or withdrawal plans (such as payroll deduction plans, and the Fund's Invest-A-Matic


[SIDENOTE]


FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

     and Systematic Withdrawal Plans); (2) RETIREMENT AND BENEFIT PLAN contributions, loans and distributions; and (3) purchase transactions involving certain transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations; provided that the Financial Intermediary maintaining the account is able to identify the transaction in its records as one of these transactions.

     MONITORING PROCEDURES. There are procedures in place to monitor the purchase, sale and exchange/transfer activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients. The procedures currently are designed to enable us to identify undesirable trading activity based on one or more of the following factors: the number of transactions, purpose, amounts involved, period of time involved, past transactional activity, our knowledge of current market activity, and trading activity in multiple accounts under common ownership, control or influence, among other factors. Other than as described above, Lord Abbett has not adopted a particular rule-set for identifying such excessive short-term trading activity, such as a specific number of transactions in Fund shares within a specified time period. However, as a general matter, Lord Abbett will treat any pattern of purchases and redemptions over a period of time as indicative of excessive short-term trading activity.

     If, based on these monitoring procedures, we believe that an investor is engaging in, or has engaged in, excessive trading or activity indicative of market timing, and the account is not maintained by a Financial Intermediary in an omnibus environment or by a Retirement and Benefit Plan recordkeeper or other agent, we will generally notify the investor to cease all such activity in the account. If the investor fails to do so, we will place a block on all further purchases or exchanges of the Fund's shares in the investor's account and inform the investor to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of Lord Abbett U.S. Government & Government Sponsored Enterprises


[SIDENOTE]


RETIREMENT AND BENEFIT PLANS include qualified and non-qualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefit plans, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of retirement plans. Call 888-522-2388 for information about:

-  Traditional, Rollover, Roth and Education IRAs

-  Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

-  Defined Contribution Plans

     Money Market Fund, or redeeming the account. Investors electing to exchange or redeem Fund shares under these circumstances should consider that the transaction may be subject to a contingent deferred sales charge ("CDSC") or result in tax consequences. As stated above, although we generally notify the investor to cease all activity indicative of market timing prior to placing a block on further purchases or exchanges, we reserve the right to immediately place a block without prior notification.

     While we attempt to apply the efforts described above uniformly in all cases to detect excessive trading and market timing practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection. In addition, although the Distributor encourages Financial Intermediaries to adhere to our policies and procedures when placing orders for their clients through omnibus accounts maintained with each Fund and encourages recordkeepers and other agents for Retirement and Benefit Plans to adhere to such policies and procedures when placing orders on behalf of their plan participants, there can be no assurance that such entities will do so. Moreover, the Distributor's ability to monitor these trades and/or implement the procedures may be severely limited. These circumstances may result in policies and procedures in place at certain Financial Intermediaries and Retirement and Benefit Plans that are less effective at detecting and preventing excessive trading than the policies and procedures adopted by the Distributor and other such entities.

     Omnibus account arrangements are a commonly used means for broker-dealers and other Financial Intermediaries, such as Retirement and Benefit Plan recordkeepers, to hold Fund shares on behalf of investors. A substantial portion of each Fund's shares may be held through omnibus accounts and/or held by Retirement and Benefit Plans. When shares are held in this manner,
     (1) the Distributor may not have any or complete access to the underlying investor or plan participant account information, and/or (2) the Financial Intermediaries or Retirement and Benefit Plan recordkeepers may be unable to implement or support our procedures. In such cases, the Financial Intermediaries or recordkeepers may be able to implement procedures or supply the Distributor with information that differs from that normally used by the Distributor. In such instances, the Distributor will seek to monitor purchase and redemption activity through the overall omnibus account(s) or Retirement and Benefit Plan account(s).

     If we identify activity that may be indicative of excessive short-term trading activity, we will notify the Financial Intermediary, recordkeeper or Retirement and Benefit Plan and request it to provide or review information on individual account transactions so that we or the Financial Intermediary, recordkeeper or Retirement and Benefit Plan may determine if any investors are engaged in excessive or short-term trading activity. If an investor is identified as engaging in undesirable trading activity, we will request that the Financial Intermediary, recordkeeper or Retirement and Benefit Plan take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that the Distributor would take, such as placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades on a manual basis, either indefinitely or for a period of time. If we determine that the Financial Intermediary, recordkeeper or Retirement and Benefit Plan has not demonstrated adequately that it has taken appropriate action to curtail the excessive short-term trading, we may consider whether to terminate the relationship. The nature of these relationships also may inhibit or prevent the Distributor or the Fund from assuring the uniform assessment of CDSCs on investors, even though Financial Intermediaries operating in omnibus environments or Retirement and Benefit Plan recordkeepers have agreed to assess the CDSCs or assist the Distributor or the Fund in assessing them.

     SHARE CLASSES. You should read this section carefully to determine which class of shares is best for you and discuss your selection with your investment professional. You should make a decision only after considering various factors, including the expected effect of any applicable sales charges and the level of class expenses on your investment over time, the amount you wish to invest, and the length of time you plan to hold the investment. Class A shares are sold at the NAV per share, plus a front-end sales charge which may be reduced or eliminated for larger purchases as described below. Class B, C, and P shares are offered at the NAV per share with no front-end sales charge. Early redemptions of Class B and C shares, however, may be subject to a CDSC. Class A shares normally have the lowest annual expenses while Class B and C shares have the highest annual expenses. Generally, Class A dividends will be higher than dividends of the other share classes. As a result, in many cases if you are investing $100,000 or more and plan to hold the shares for a long time, you may find Class A shares suitable for you because of the expected lower expenses and the reduced sales charges available. You should discuss purchase options with your investment professional.


     FOR MORE INFORMATION ON SELECTING A SHARE CLASS, SEE "CLASSES OF SHARES" IN THE STATEMENT OF ADDITIONAL INFORMATION.

================================================================================
SHARE CLASSES
--------------------------------------------------------------------------------

CLASS A        - normally offered with a front-end sales charge, which may be reduced or eliminated in certain circumstances

               - generally lowest annual expenses due to lower 12b-1 fees

CLASS B        - no front-end sales charge, but a CDSC is applied to shares redeemed before the sixth anniversary of purchase

               - higher annual expenses than Class A shares due to higher 12b-1 fees

               - automatically converts to Class A shares after eight years

CLASS C        - no front-end sales charge, but a CDSC is applied to shares redeemed before the first anniversary of purchase

               - higher annual expenses than Class A shares due to higher 12b-1 fees

CLASS P        - available only to certain investors

               - no front-end sales charge and no CDSC

               - lower annual expenses than Class B or Class C shares due to lower 12b-1 fees

================================================================================
FRONT-END SALES CHARGES - CLASS A SHARES
(CONVERTIBLE, HIGH YIELD AND U.S. GOVERNMENT & GSE FUNDS ONLY)
--------------------------------------------------------------------------------

                                                                       MAXIMUM
                                                       TO COMPUTE      DEALER'S
                             AS A          AS A         OFFERING      CONCESSION
                             % OF          % OF          PRICE          (% OF
                           OFFERING        YOUR          DIVIDE        OFFERING
YOUR INVESTMENT              PRICE      INVESTMENT       NAV BY         PRICE)
--------------------------------------------------------------------------------
Less than $100,000           4.75%         4.99%          .9525         4.00%
$100,000 to $249,999         3.95%         4.11%          .9605         3.25%
$250,000 to $499,999         2.75%         2.83%          .9725         2.25%
$500,000 to $999,999         1.95%         1.99%          .9805         1.75%
$1,000,000 and over        No Sales
                            Charge                       1.0000            +

+ See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."

Note: The above percentages may vary for particular investors due to rounding.

[SIDENOTE]

PLEASE INFORM THE FUNDS OR YOUR FINANCIAL INTERMEDIARY AT THE TIME OF YOUR PURCHASE OF FUND SHARES IF YOU BELIEVE YOU QUALIFY FOR A REDUCED FRONT-END SALES CHARGE.

================================================================================
FRONT-END SALES CHARGES - CLASS A SHARES
(LIMITED DURATION U.S. GOVERNMENT & GSE FUND ONLY)
--------------------------------------------------------------------------------

                                                                       MAXIMUM
                                                      TO COMPUTE       DEALER'S
                          AS A           AS A          OFFERING       CONCESSION
                          % OF           % OF           PRICE           (% OF
                        OFFERING         YOUR           DIVIDE         OFFERING
YOUR INVESTMENT           PRICE       INVESTMENT        NAV BY          PRICE)
--------------------------------------------------------------------------------
Less than $50,000         3.25%          3.36%           .9675          2.75%
$50,000 to $99,999        2.75%          2.83%           .9725          2.25%
$100,000 to $249,999      2.50%          2.56%           .9750          2.00%
$250,000 to $499,999      2.00%          2.04%           .9800          1.70%
$500,000 to $999,999      1.50%          1.52%           .9850          1.25%
$1,000,000 and over     No Sales
                         Charge                         1.0000             +

+ See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."

Note: The above percentages may vary for particular investors due to rounding.


     REDUCING YOUR CLASS A SHARE FRONT-END SALES CHARGES. As indicated in the above chart, you may purchase Class A shares at a discount if you qualify under the circumstances outlined below. To receive a reduced front-end sales charge, you must let the Fund or your Financial Intermediary know at the time of your purchase of Fund shares that you believe you qualify for a discount. If you or a related party have holdings of ELIGIBLE FUNDS in other accounts with your Financial Intermediary or with other Financial Intermediaries that may be combined with your current purchases in determining the sales charge as described below, you must let the Fund or your Financial Intermediary know. You may be asked to provide supporting account statements or other information to allow us or your Financial Intermediary to verify your eligibility for a discount. If you or your Financial Intermediary do not notify the Fund or provide the requested information, you may not receive the reduced sales charge for which you otherwise qualify. Class A shares may be purchased at a discount if you qualify under either of the following conditions:


[SIDENOTE]

ELIGIBLE FUND. An "Eligible Fund" is any Lord Abbett-sponsored fund except for
(1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such fund is not offered for sale; (2) Lord Abbett Series Fund, Inc.; (3) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett-sponsored funds); and (4) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund's shares. An Eligible Fund also is any Authorized Institution's affiliated money market fund meeting criteria set by Lord Abbett Distributor as to certain omnibus account and other criteria.

     - RIGHTS OF ACCUMULATION - A Purchaser may combine the value at the current public offering price of Class A, B, C, and P shares of any Eligible Fund already owned with a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge on the new purchase.

     - LETTER OF INTENTION - A Purchaser may combine purchases of Class A, B, C, and P shares of any Eligible Fund the Purchaser intends to make over a 13-month period in determining the applicable sales charge. Current holdings under Rights of Accumulation may be included in a Letter of Intention. Shares purchased through reinvestment of dividends or distributions are not included. A Letter of Intention may be backdated up to 90 days.

     The term "Purchaser" includes: (1) an individual; (2) an individual, his or her spouse, and children under the age of 21; (3) a Retirement and Benefit Plan including a 401(k) plan, profit-sharing plan, money purchase plan, defined benefit plan, SIMPLE IRA plan, SEP IRA plan, and 457(b) plan sponsored by a governmental entity, non-profit organization, school district or church to which employer contributions are made; or (4) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account. An individual may include under item (1) his or her holdings in Eligible Funds as described above in Individual Retirement Accounts ("IRAs"), as a sole participant of a Retirement and Benefit Plan sponsored by the individual's business, and as a participant in a 403(b) plan to which only pre-tax salary deferrals are made. An individual and his or her spouse may include under item (2) their holdings in IRAs, and as the sole participants in Retirement and Benefit Plans sponsored by a business owned by either or both of them. A Retirement and Benefit Plan under item
     (3) includes all qualified Retirement and Benefit Plans of a single employer and its consolidated subsidiaries, and all qualified Retirement and Benefit Plans of multiple employers registered in the name of a single bank trustee. A Purchaser may include holdings of Class A, B, C, and P shares of Eligible Funds as described above in accounts with Financial Intermediaries for purposes of calculating the front-end sales charges.

     FOR MORE INFORMATION ON ELIGIBILITY FOR THESE PRIVILEGES, READ THE APPLICABLE SECTIONS IN THE APPLICATION AND THE STATEMENT OF ADDITIONAL INFORMATION. THIS INFORMATION ALSO IS AVAILABLE UNDER "LORD ABBETT FUNDS" AT www.LordAbbett.com. OR BY CALLING LORD ABBETT AT 800-821-5129 (AT NO CHARGE).

     CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

     -  purchases of $1 million or more, *


     - purchases by Retirement and Benefit Plans with at least 100 eligible employees,*


     - purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases, *

     - purchases made with dividends and distributions on Class A shares of another Eligible Fund,

     - purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares,

     - purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

     - purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services (including so-called "mutual fund wrap account programs"), provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases,

     - purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,


     - purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett

        (including retired persons who formerly held such positions and family members of such purchasers), or

     - purchases through a broker-dealer for clients that participate in an arrangement with the broker-dealer under which the client pays the broker-dealer a fee based on the total asset value of the client's account for all or a specified number of securities transactions, including purchases of mutual fund shares, in the account during a certain period.


     SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A LISTING OF OTHER CATEGORIES OF PURCHASES THAT QUALIFY FOR CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE.

     *  THESE CATEGORIES MAY BE SUBJECT TO A CDSC.


     DEALER CONCESSIONS ON CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Except as otherwise set forth in the following paragraphs, Lord Abbett Distributor may pay Dealers distribution-related compensation (i.e., concessions) according to the Schedule set forth below under the following circumstances:

     -  purchases of $1 million or more,

     - purchases by Retirement and Benefit Plans with at least 100 eligible employees, or

     - purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans in connection with multiple fund family recordkeeping platforms and have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases ("Alliance Arrangements").

     Dealers receive concessions described below on purchases made within a 12-month period beginning with the first NAV purchase of Class A shares for the account. The concession rate resets on each anniversary date of the initial NAV purchase, provided that the account continues to qualify for treatment at NAV. Current holdings of Class B, C, and P shares will be included for purposes of calculating the breakpoints in the Schedule below and the amount of the concessions payable with respect to the Class A shares investment. Concessions may not be paid with respect to Alliance Arrangements unless Lord Abbett Distributor can monitor the applicability of the CDSC. In addition, if a Financial Intermediary decides to waive receipt of the concession, any CDSC that might otherwise have applied to any such purchase will be waived.

     Financial Intermediaries should contact Lord Abbett Distributor for more complete information on the commission structure.


================================================================================
DEALER CONCESSION SCHEDULE - CLASS A SHARES
(FOR CERTAIN PURCHASES WITHOUT A FRONT-END SALES CHARGE)
--------------------------------------------------------------------------------

The dealer concession received is based on the amount of the Class A share investment as follows:

                                                DEALER'S
                                                CONCESSION         DEALER'S
                                                FOR CONVERTIBLE    CONCESSION
                                                FUND, HIGH YIELD   FOR LIMITED
                                                FUND, AND U.S.     DURATION U.S.
CLASS A                        FRONT-END        GOVERNMENT &       GOVERNMENT &
INVESTMENTS                    SALES CHARGE*    GSE FUND           GSE FUND
--------------------------------------------------------------------------------
First $5 million               None             1.00%              0.75%
Next $5 million above that     None             0.55%              0.55%
Next $40 million above that    None             0.50%              0.35%
Over $50 million               None             0.25%              0.25%

* Class A shares purchased without a sales charge will be subject to a 1% CDSC if they are redeemed on or before the 12th month (24th month if shares were purchased prior to November 1, 2004) after the month in which the shares were initially purchased. For alliance arrangements involving Financial Intermediaries offering multiple fund families to Retirement or Benefit Plans, the CDSC normally will be collected only when a Plan effects a complete redemption of all or substantially all shares of all Lord Abbett-sponsored funds in which the Plan is invested.

================================================================================

CONTINGENT DEFERRED SALES CHARGE (CDSC)

--------------------------------------------------------------------------------

A CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under Retirement and Benefit Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, the Fund redeems shares in the following order:

  1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

  2. shares held for six years or more (Class B), or one year or more after the month of purchase (two years or more after the month of purchase if shares were purchased prior to November 1, 2004) (Class A), or one year or more (Class C)

  3. shares held the longest before the sixth anniversary of their purchase (Class B), or before the first anniversary after the month of their purchase (second anniversary after the month of their purchase if shares were purchased prior to November 1, 2004) (Class A) or before the first anniversary of their purchase (Class C)

     CLASS A SHARE CDSC. If you buy Class A shares of a Fund under one of the starred (*) categories listed above or if you acquire Class A shares in exchange for Class A shares of another Lord Abbett-sponsored fund subject to a CDSC and you redeem any of the Class A shares on or before the 12th month (24th month if shares were purchased prior to November 1, 2004) after the month in which you initially purchased those shares, a CDSC of 1% normally will be collected.

     The Class A share CDSC generally will not be assessed under the following circumstances:


     - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, or any excess distribution under Retirement and Benefit Plans (documentation may be required)


     - redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Funds and/or Lord Abbett Distributor, provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds

[SIDENOTE]

BENEFIT PAYMENT DOCUMENTATION. (Class A CDSC only) Requests for benefit payments of $50,000 or more must be in writing. Use the address indicated under "Opening your Account."

     - redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor that include the waiver of CDSCs and that were initially entered into prior to December 2002

     - ELIGIBLE MANDATORY DISTRIBUTIONS under 403(b) Plans and individual retirement accounts

     CLASS B SHARE CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC will be remitted to Lord Abbett Distributor. The CDSC declines the longer you own your shares, according to the following schedule:

================================================================================
CONTINGENT DEFERRED SALES CHARGES - CLASS B SHARES
--------------------------------------------------------------------------------

ANNIVERSARY(1) OF                                      CONTINGENT DEFERRED SALES
THE DAY ON WHICH                                       CHARGE ON REDEMPTION
THE PURCHASE ORDER                                     (AS % OF AMOUNT SUBJECT
WAS ACCEPTED                                           TO CHARGE)

On                                  Before
                                    1st                         5.0%
1st                                 2nd                         4.0%
2nd                                 3rd                         3.0%
3rd                                 4th                         3.0%
4th                                 5th                         2.0%
5th                                 6th                         1.0%
on or after the 6th(2)                                          None

(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1 will be May 1 of each succeeding year.

(2) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

     The Class B share CDSC generally will not be assessed under the following circumstances:


     - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, or any excess contribution or distribution under Retirement and Benefit Plans (documentation may be required)


     - Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts

[SIDENOTE]

ELIGIBLE MANDATORY DISTRIBUTIONS. If Class A or B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution that bears the same relation to the entire mandatory distribution as the Class A or B share investment bears to the total investment.

     -  death of the shareholder

     - redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

     SEE "SYSTEMATIC WITHDRAWAL PLAN" UNDER "SERVICES FOR FUND INVESTORS" FOR MORE INFORMATION ON CDSCs WITH RESPECT TO CLASS B SHARES.

     CLASS C SHARE CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of their purchase. The CDSC will be remitted to Lord Abbett Distributor.

     CLASS P SHARES. Class P shares have lower annual expenses than Class B and Class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV in connection with (a) orders made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such orders; (b) orders for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such orders; and (c) orders made by or on behalf of a Financial Intermediary for clients participating in an IRA Rollover program sponsored by the Financial Intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such orders.

     REINVESTMENT PRIVILEGE. If you redeem shares of a Fund, you have a one-time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you redeemed your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

SALES COMPENSATION

     As part of its plan for distributing shares, each Fund and Lord Abbett Distributor pay sales and service compensation to AUTHORIZED INSTITUTIONS that sell the Fund's shares and service its shareholder accounts.

     As shown in the table "Fees and Expenses," sales compensation originates from sales charges, which are paid directly by shareholders, and 12b-1 distribution fees, which are paid by the Funds. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEE              CLASS A      CLASS B     CLASS C    CLASS P
------------------------------------------------------------
Service              .25%         .25%        .25%       .20%
Distribution         .10%*        .75%        .75%       .25%

* Until October 1, 2004 the Fund also paid a one-time distribution fee of up to 1% on certain qualifying purchases, which is generally amortized over a two-year period. Effective October 1, 2004, the Distributor commenced payment of such one-time distribution fee. See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."

     The Rule 12b-1 plans for Class A and Class P shares provide that the maximum payments that may be authorized by the Board are .50% and .75%, respectively. We may not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. In such cases, we will not require payment of any otherwise applicable CDSC.

     SALES ACTIVITIES. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity that is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution

[SIDENOTE]

AUTHORIZED INSTITUTIONS are institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan. Lord Abbett Distributor is an Authorized Institution.

12b-1 FEES ARE PAYABLE REGARDLESS OF EXPENSES. The amounts payable by a Fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, a Fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.

     fees attributable to a Fund's Class A and Class C shares for activities that are primarily intended to result in the sale of such Class A and Class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, additional concessions to Authorized Institutions, maintenance of shareholder accounts, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.


     SERVICE ACTIVITIES. We may pay 12b-1 service fees to Authorized Institutions for any activity that is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

     REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. In addition to the various sales commissions and 12b-1 fees described above, Lord Abbett, Lord Abbett Distributor and the Funds may make other payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers").


     Lord Abbett or Lord Abbett Distributor makes payments to Dealers in its sole discretion, at its own expense and without cost to the Funds or the Funds' shareholders. The payments may be for:


     -  marketing and/or distribution support for Dealers;

     - the Dealers' and their investment professionals' shareholder servicing efforts;


     - training and education activities for the Dealers, their investment professionals and/or their clients or potential clients;

     - certain information regarding Dealers and their investment professionals;

     - sponsoring or otherwise bearing, in part or in whole, the costs for other meetings of Dealers' investment professionals and/or their clients or potential clients;

     - the purchase of products or services from the Dealers, such as investment research, software tools or data for investment analysis purposes; and/or

     - certain Dealers' costs associated with orders relating to Fund shares ("ticket charges").

     Some of these payments may be referred to as revenue sharing payments. Most of these payments are intended to reimburse Dealers directly or indirectly for the costs that they or their investment professionals incur in connection with educational seminars and training efforts about the Lord Abbett Funds to enable the Dealers and their investment professionals to make recommendations and provide services that are suitable and useful in meeting shareholder needs, as well as to maintain the necessary infrastructure to make the Lord Abbett Funds available to shareholders. The costs and expenses related to these efforts may include travel, lodging, entertainment and meals, among other things. In addition, Lord Abbett Distributor may, for specified periods of time, decide to forgo the portion of any front-end sales charges to which it normally is entitled and allow Dealers to retain the full sales charge for sales of Fund shares. In some instances, these temporary arrangements will be offered only to certain Dealers expected to sell significant amounts of Fund shares.

     Lord Abbett or Lord Abbett Distributor, in its sole discretion, determines the amounts of payments to Dealers, with the exception of purchases of products or services and certain expense reimbursements. Lord Abbett and Lord Abbett Distributor consider many factors in determining the basis or amount of any additional payments to Dealers. The factors include the Dealer's sales, assets and redemption rates relating to Lord Abbett Funds, penetration of Lord Abbett Fund sales among investment professionals within the Dealer, and the potential to expand Lord Abbett's relationship with the Dealer. Lord Abbett and Lord Abbett Distributor also may take into account other business relationships Lord Abbett has with a Dealer, including other Lord Abbett financial products or advisory services sold by or provided to a Dealer or one or more of its affiliates. Based on its analysis of these factors, Lord Abbett groups Dealers into tiers, each of which is associated with a particular maximum amount of revenue sharing payments expressed as a percentage of assets of the Lord Abbett Funds attributable to that particular Dealer. The payments presently range from 0.02% to 0.1% of Lord Abbett Fund assets attributable to the Dealer and/or its investment professionals. The maximum payment limitations may not be inclusive of payments for certain items, such as training and education activities, other meetings, and the purchase of certain products and services from the Dealers. The Dealers within a particular tier may receive different amounts of revenue sharing or may not receive any. Lord Abbett or Lord Abbett Distributor may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any given Fund. In addition, Lord Abbett's formula for calculating revenue sharing payments may be different from the formulas that the Dealers use. Please refer to the Fund's Statement of Additional Information for additional information relating to revenue sharing payments.

     Neither Lord Abbett nor Lord Abbett Distributor makes payments directly to a Dealer's investment professionals, but rather they are made solely to the Dealer itself (with the exception of expense reimbursements related to the attendance of a Dealer's investment professionals at training and education meetings and at other meetings involving the Lord Abbett Funds). The Dealers receiving additional payments include those that may recommend that their clients consider or select the Fund or other Lord Abbett Funds for investment purposes, including those that may include one or more of the Lord Abbett Funds on a "preferred" or "recommended" list of mutual funds. In some circumstances, the payments may create an incentive for a Dealer or its investment professionals to recommend or sell shares of Lord Abbett Funds to a client over shares of other funds. For more specific information about any additional payments, including revenue sharing, made to your Dealer, please contact your investment professional.

     A Fund's portfolio transactions are not used as a form of sales-related compensation to Dealers that sell shares of the Lord Abbett Funds. Lord Abbett places the Fund's portfolio transactions with broker-dealer firms based on the firm's ability to provide the best net results from the transaction to the Fund. To the extent that Lord Abbett determines that a Dealer can provide the Fund with the best net results, Lord Abbett may place the Fund's portfolio transactions with the Dealer even though it sells or has sold shares of the Fund. In no event, however, does or will Lord Abbett give any consideration to a Dealer's sales in deciding which Dealer to choose to execute the Fund's portfolio transactions. Lord Abbett maintains policies and procedures designed to ensure that it places portfolio transactions based on the Fund's receipt of the best net results only. These policies and procedures also permit Lord Abbett to give consideration to proprietary investment research a Dealer may provide to Lord Abbett.

     In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, the Lord Abbett Funds may enter into arrangements with and pay fees to Financial Intermediaries that provide recordkeeping services to certain groups of investors in the Lord Abbett Funds, including participants in Retirement and Benefit Plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of Financial Intermediaries that operate in an omnibus environment (collectively, "Investors"). The recordkeeping services typically include:
     (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees the Lord Abbett Funds pay:
     (1) are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services; and (2) do not relate to distribution services. The Lord Abbett Funds understand that, in accordance with guidance from the U.S. Department of Labor, Retirement and Benefit Plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the Retirement and Benefit Plans or the Investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients' charges by the amount of fees the recordkeeper receives from mutual funds.

     The Lord Abbett Funds may also pay fees to broker-dealers for networking services. Networking services may include but are not limited to:

     -  establishing and maintaining individual accounts and records;

     -  providing client account statements; and

     -  providing 1099 forms and other tax statements.

     The networking fees that the Lord Abbett Funds pay to broker-dealers normally result in reduced fees to the transfer agent, which would otherwise provide these services.


OPENING YOUR ACCOUNT

     IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT REQUIRED BY THE USA PATRIOT ACT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions including each Fund to obtain, verify, and record information that identifies each person who opens an account. What this means for you - when you open an account, we will ask for your name, address, date of birth, Social Security Number or similar number, and other information that will allow us to identify you. We will ask for similar information in the case of persons who will be signing on behalf of a legal entity that will own the account. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your Application. Your monies will not be invested until we have all required information. You also should know that we may verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, each Fund reserves the right to reject purchase orders accompanied by cash, cashier's checks, money orders, bank drafts, traveler's checks, and third party or double-endorsed checks, among others.

     MINIMUM INITIAL INVESTMENT

     -  Regular Account
        (Convertible Fund, High Yield Fund and
        Limited Duration U.S. Government & GSE Fund)           $ 1,000
        (U.S. Government & GSE Fund)                           $   500
     -  Individual Retirement Accounts and
        403(b) Plans under the Internal Revenue Code           $   250
     -  Uniform Gift to Minor Account                          $   250
     -  Invest-A-Matic                                         $   250

     No minimum investment is required for certain Retirement and Benefit Plans and certain purchases through Financial Intermediaries that charge their clients a fee for services that include investment advisory or management services.


     You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor, or you can fill out the Application and send it to the Fund at the address stated below. You should note that your purchases and other transactions may be subject to review and verification on an ongoing basis. Please carefully read the paragraph below entitled "Proper Form" before placing your order to ensure that your order will be accepted.


     [NAME OF FUND]
     P.O. Box 219336
     Kansas City, MO 64121

     PROPER FORM. An order submitted directly to a Fund must contain: (1) a completed application with all applicable requested information, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information, please call the Funds at 800-821-5129.

     BY EXCHANGE. Please call the Funds at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

REDEMPTIONS


     Redemptions of each Fund's shares are executed at the NAV next determined after a Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide a Fund with one or more completed forms before your order will be executed. For more information, please call 800-821-5129. To determine if a CDSC applies to a redemption, see "Class A Share CDSC," "Class B Share CDSC," or "Class C Share CDSC."


     BY BROKER. Call your investment professional for instructions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Funds at 800-821-5129.

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may

[SIDENOTE]

SMALL ACCOUNTS. The Board may authorize closing any account in which there are fewer than 25 shares if it is in a Fund's best interest to do so.

     suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an ELIGIBLE GUARANTOR. Certain other legal documentation may be required. For more information regarding proper documentation, please call 800-821-5129.

     A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

     - a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation),

     - a redemption check payable to anyone other than the shareholder(s) of record,

     - a redemption check to be mailed to an address other than the address of record,

     - a redemption check payable to a bank other than the bank we have on file, or

     -  a redemption for $50,000 or more.

     REDEMPTIONS IN KIND. Each Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that a Fund would do so except in unusual circumstances. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

DISTRIBUTIONS AND TAXES


     High Yield Fund expects to pay you dividends from its net investment income monthly. Convertible Fund expects to pay you dividends from its net investment income quarterly. The Limited Duration U.S. Government & Government Sponsored Enterprises Fund and U.S. Government & Government Sponsored Enterprises Fund expect to declare dividends from their net investment income daily and to pay you dividends from their net investment income monthly. Each Fund expects to distribute any net capital gains annually as "capital gains distributions."


[SIDENOTE]

ELIGIBLE GUARANTOR is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

-  In the case of an estate -

   Robert A. Doe
   Executor of the Estate of John W. Doe

   [Date]

[SEAL]

-  In the case of a corporation - ABC Corporation

   Mary B. Doe

   By Mary B. Doe, President
   [Date]

[SEAL]

     Distributions will be reinvested in Fund shares unless you instruct a Fund to pay them to you in cash. For distributions payable on accounts other than those held in the name of your dealer, if you instruct a Fund to pay your distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, each Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, each Fund reserves the right to reinvest all subsequent distributions in additional Fund shares in your account. No interest will accrue on checks while they remain uncashed before they are reinvested or on amounts represented by uncashed redemption checks. There are no sales charges on reinvestments.

     A Fund's distributions are taxable to you in the year they are considered received for tax purposes. Distributions of investment income and short-term capital gains are taxable to you as ordinary income; however, certain qualified dividends that a Fund receives and distributes to you may be subject to a reduced tax rate if you meet holding period and certain other requirements. Distributions of net long-term capital gains are taxable to you as long-term capital gains. This tax treatment of distributions of net long-term capital gains applies regardless of how long you have owned Fund shares or whether distributions are reinvested or paid in cash.

     Except in tax-advantaged accounts, any sale, redemption, or exchange of Fund shares may be taxable to you.


     If you buy shares when a Fund has realized but not yet either declared or distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.


     Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by a Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

SERVICES FOR FUND INVESTORS

     AUTOMATIC SERVICES


     Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the Application or by calling 800-821-5129.


================================================================================
FOR INVESTING

INVEST-A-MATIC                 You can make fixed, periodic investments ($250
(Dollar-cost                   initial and $50 subsequent minimum) into your
averaging)                     Fund account by means of automatic money
                               transfers from your bank checking account. See the Application for instructions.

DIV-MOVE You may automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

FOR SELLING SHARES

SYSTEMATIC                     You can make regular withdrawals from most Lord
WITHDRAWAL                     Abbett-sponsored funds. Automatic cash
PLAN ("SWP")                   withdrawals will be paid to you from your account
                               in fixed or variable amounts. To establish a SWP, the value of your shares for Class A or Class C must be at least $10,000, and for Class B the value of your shares must be at least $25,000, except in the case of a SWP established for Retirement and Benefit Plans, for which there is no minimum. Your shares must be in non-certificate form.

CLASS B SHARES                 The CDSC will be waived on redemptions of up to
                               12% of the current net asset value of your account at the time of your SWP request. For
                               Class B share SWP redemptions over 12% per year, the CDSC will apply to the entire redemption.
                               Please contact the Fund for assistance in minimizing the CDSC in this situation.

CLASS B AND                    Redemption proceeds due to a SWP for Class B and
CLASS C SHARES                 Class C shares will be redeemed in the order
                               described under "CDSC" under "Purchases."

     OTHER SERVICES

     TELEPHONE INVESTING. After we have received the Application (selecting "yes" under Section 8C and completing Section 7), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Funds for an existing account. Each Fund will purchase the requested shares when it receives the money from your bank.

     EXCHANGES. You or your investment professional may instruct the Funds to exchange shares of any class for shares of the same class of any Eligible Fund. Instructions may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The Funds must receive instructions for the exchange before the close of the NYSE on the day of your call, in which case you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes and may create a taxable situation for you (see "Distributions and Taxes" section). Be sure to read the current prospectus for any fund into which you are exchanging.

     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.


     HOUSEHOLDING. We have adopted a policy that allows us to send only one copy of a Fund's prospectus, proxy material, Annual Report and Semiannual Report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.


     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Funds at 800-821-5129.

     SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

[SIDENOTE]

TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Funds will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

EXCHANGE LIMITATIONS. As described under "Your Investment - Purchases," we reserve the right to modify, restrict, or reject any exchange request if a Fund or Lord Abbett Distributor determines it is in the best interest of the Fund and its shareholders. Each Fund also may revoke the privilege for all shareholders upon 60 days' written notice.

                                                                CONVERTIBLE FUND

                              FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal period indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


================================================================================


                                                                          CLASS A SHARES
                                                            ----------------------------------------
                                                                                        6/23/2003(a)
                                                               YEAR ENDED 11/30              TO
PER SHARE OPERATING PERFORMANCE                               2005          2004         11/30/2003
NET ASSET VALUE, BEGINNING OF PERIOD                        $   11.23     $   10.76     $      10.00
  Unrealized depreciation on investments                                                        (.02)
  Net asset value on SEC Effective Date, June 30, 2003                                  $       9.98
INVESTMENT OPERATIONS:
  Net investment income (loss)(b)                                (.01)          .02              .05
  Net realized and unrealized gain                                .69           .71              .75
TOTAL FROM INVESTMENT OPERATIONS                                  .68           .73              .80
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                          (.27)         (.23)            (.02)
  Net realized gain                                                --          (.03)              --
TOTAL DISTRIBUTIONS                                              (.27)         (.26)            (.02)
NET ASSET VALUE, END OF PERIOD                              $   11.64     $   11.23     $      10.76
TOTAL RETURN(c)                                                                                 (.20)%(d)(e)
TOTAL RETURN(c)                                                  6.18%         6.94%            7.99%(d)(f)
RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions                         1.28%         1.28%             .56%(d)+
  Expenses, excluding expense reductions                         1.28%         1.36%            1.12%(d)+
  Net investment income (loss)                                   (.07)%         .19%             .50%(d)+


================================================================================


                                                               YEAR ENDED 11/30        6/23/2003(a)
                                                            -----------------------         TO
SUPPLEMENTAL DATA:                                             2005         2004        11/30/2003
NET ASSETS, END OF PERIOD (000)                             $ 103,176    $   87,706    $     24,445
PORTFOLIO TURNOVER RATE                                         78.26%        80.60%          44.97%

                                                                CONVERTIBLE FUND

================================================================================


                                                                        CLASS B SHARES
                                                            -----------------------------------------
                                                                                         6/23/2003(a)
                                                                YEAR ENDED 11/30              TO
PER SHARE OPERATING PERFORMANCE                               2005           2004         11/30/2003
NET ASSET VALUE, BEGINNING OF PERIOD                        $   11.19     $    10.73     $      10.00
  Unrealized depreciation on investments                                                         (.02)
  Net asset value on SEC Effective Date, June 30, 2003                                   $       9.98
INVESTMENT OPERATIONS:
  Net investment income (loss)(b)                                (.08)          (.05)             .02
  Net realized and unrealized gain                                .69            .70              .74
TOTAL FROM INVESTMENT OPERATIONS                                  .61            .65              .76
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                          (.20)          (.16)            (.01)
  Net realized gain                                                --           (.03)              --
TOTAL DISTRIBUTIONS                                              (.20)          (.19)            (.01)
NET ASSET VALUE, END OF PERIOD                              $   11.60     $    11.19     $      10.73
TOTAL RETURN(c)                                                                                  (.20)%(d)(e)
TOTAL RETURN(c)                                                  5.54%          6.20%            7.64%(d)(f)
RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions                         1.93%          1.90%             .84%(d)+
  Expenses, excluding expense reductions                         1.93%          1.98%            1.42%(d)+
  Net investment income (loss)                                   (.72)%         (.42)%            .22%(d)+


================================================================================


                                                                YEAR ENDED 11/30         6/23/2003(a)
                                                            ------------------------          TO
SUPPLEMENTAL DATA:                                             2005          2004         11/30/2003
NET ASSETS, END OF PERIOD (000)                             $  17,171     $   14,920     $      5,860
PORTFOLIO TURNOVER RATE                                         78.26%         80.60%           44.97%

                                                                CONVERTIBLE FUND

================================================================================


                                                                        CLASS C SHARES
                                                            -----------------------------------------
                                                                                         6/23/2003(a)
                                                                YEAR ENDED 11/30              TO
PER SHARE OPERATING PERFORMANCE                                2005          2004         11/30/2003
NET ASSET VALUE, BEGINNING OF PERIOD                        $   11.19     $    10.73     $      10.00
  Unrealized depreciation on investments                                                         (.02)
  Net asset value on SEC Effective Date, June 30, 2003                                   $       9.98
INVESTMENT OPERATIONS:
  Net investment income (loss)(b)                                (.08)          (.05)             .02
  Net realized and unrealized gain                                .68            .71              .74
TOTAL FROM INVESTMENT OPERATIONS                                  .60            .66              .76
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                          (.20)          (.17)            (.01)
  Net realized gain                                                --           (.03)              --
TOTAL DISTRIBUTIONS                                              (.20)          (.20)            (.01)
NET ASSET VALUE, END OF PERIOD                              $   11.59     $    11.19     $      10.73
TOTAL RETURN(c)                                                                                  (.20)%(d)(e)
TOTAL RETURN(c)                                                  5.44%          6.25%            7.66%(d)(f)
RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions                         1.93%          1.90%             .84%(d)+
  Expenses, excluding expense reductions                         1.93%          1.98%            1.42%(d)+
  Net investment income (loss)                                   (.72)%         (.43)%            .22%(d)+


================================================================================


                                                                 YEAR ENDED 11/30        6/23/2003(a)
                                                            ------------------------          TO
SUPPLEMENTAL DATA:                                             2005          2004         11/30/2003
NET ASSETS, END OF PERIOD (000)                             $  67,888     $   70,592     $     19,952
PORTFOLIO TURNOVER RATE                                         78.26%         80.60%           44.97%

                                                                CONVERTIBLE FUND


FINANCIAL HIGHLIGHTS (CONCLUDED)


================================================================================


                                                                        CLASS P SHARES
                                                            -----------------------------------------
                                                                                         6/23/2003(a)
                                                                YEAR ENDED 11/30              TO
PER SHARE OPERATING PERFORMANCE                                2005          2004         11/30/2003
NET ASSET VALUE, BEGINNING OF PERIOD                        $   11.26     $    10.78     $      10.00
  Unrealized depreciation on investments                                                         (.02)
  Net asset value on SEC Effective Date, June 30, 2003                                   $       9.98
INVESTMENT OPERATIONS:
  Net investment income (loss)(b)                                (.02)           .02              .04
  Net realized and unrealized gain                                .69            .70              .77
TOTAL FROM INVESTMENT OPERATIONS                                  .67            .72              .81
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                          (.27)          (.21)            (.01)
  Net realized gain                                                --           (.03)              --
TOTAL DISTRIBUTIONS                                              (.27)          (.24)            (.01)
NET ASSET VALUE, END OF PERIOD                              $   11.66     $    11.26     $      10.78
TOTAL RETURN(c)                                                                                  (.20)%(d)(e)
TOTAL RETURN(c)                                                  6.02%          6.87%            8.13%(d)(f)
RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions                         1.37%          1.37%             .60%(d)+
  Expenses, excluding expense reductions                         1.37%          1.44%            1.18%(d)+
  Net investment income (loss)                                   (.14)%          .22%             .45%(d)+


================================================================================


                                                                YEAR ENDED 11/30         6/23/2003(a)
                                                            ------------------------          TO
SUPPLEMENTAL DATA:                                            2005           2004         11/30/2003
NET ASSETS, END OF PERIOD (000)                             $     189     $      110     $         11
PORTFOLIO TURNOVER RATE                                         78.26%         80.60%           44.97%



+   The ratios have been determined on a Fund basis.
(a) Commencement of investment operations; SEC effective date and date shares first became available to the public is 6/30/2003.
(b) Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d) Not annualized.
(e) Total return for the period 6/23/2003 through 6/30/2003.
(f) Total return for the period 6/30/2003 through 11/30/2003.

                                                                 HIGH YIELD FUND

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


================================================================================


                                                                                      CLASS A SHARES
                                                        ------------------------------------------------------------------------
                                                                                     YEAR ENDED 11/30
PER SHARE OPERATING PERFORMANCE                            2005             2004           2003           2002           2001
NET ASSET VALUE, BEGINNING OF YEAR                      $     8.39       $     8.15     $     7.34     $     8.25     $     8.39
INVESTMENT OPERATIONS:
  Net investment income(a)                                     .52(d)           .58            .62            .69            .79
  Net realized and unrealized gain (loss)                     (.36)             .27            .82           (.83)          (.04)
TOTAL FROM INVESTMENT OPERATIONS                               .16              .85           1.44           (.14)           .75
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                       (.56)            (.61)          (.63)          (.73)          (.82)
  Paid-in capital                                               --               --             --           (.04)          (.07)
TOTAL DISTRIBUTIONS                                           (.56)            (.61)          (.63)          (.77)          (.89)
NET ASSET VALUE, END OF YEAR                            $     7.99       $     8.39     $     8.15     $     7.34     $     8.25
TOTAL RETURN(b)                                               1.94%           10.97%         20.51%         (1.66)%         9.14%
RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions                      1.22%            1.23%          1.22%          1.26%          1.33%
  Expenses, excluding expense reductions                      1.22%            1.23%          1.22%          1.26%          1.34%
  Net investment income                                       6.38%            7.15%          8.04%          9.04%          9.36%


================================================================================


                                                                                     YEAR ENDED 11/30
                                                        ------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                         2005             2004           2003           2002           2001
NET ASSETS, END OF YEAR (000)                           $  103,288       $  111,007     $  108,520     $   70,289     $   31,066
PORTFOLIO TURNOVER RATE                                     122.46%          119.55%         72.69%         68.70%         93.11%

                                                                 HIGH YIELD FUND

================================================================================


                                                                                     CLASS B SHARES
                                                        ------------------------------------------------------------------------
                                                                                    YEAR ENDED 11/30
PER SHARE OPERATING PERFORMANCE                            2005             2004           2003           2002           2001
NET ASSET VALUE, BEGINNING OF YEAR                      $     8.36       $     8.12     $     7.31     $     8.22     $     8.37
INVESTMENT OPERATIONS:
  Net investment income(a)                                     .47(d)           .53            .57            .64            .74
  Net realized and unrealized gain (loss)                     (.36)             .27            .82           (.82)          (.05)
TOTAL FROM INVESTMENT OPERATIONS                               .11              .80           1.39           (.18)           .69
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                       (.51)            (.56)          (.58)          (.69)          (.77)
  Paid-in capital                                               --               --             --           (.04)          (.07)
TOTAL DISTRIBUTIONS                                           (.51)            (.56)          (.58)          (.73)          (.84)
NET ASSET VALUE, END OF YEAR                            $     7.96       $     8.36     $     8.12     $     7.31     $     8.22
TOTAL RETURN(b)                                               1.31%           10.32%         19.80%         (2.26)%         8.36%
RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions                      1.87%            1.83%          1.83%          1.85%          1.96%
  Expenses, excluding expense reductions                      1.87%            1.83%          1.83%          1.85%          1.97%
  Net investment income                                       5.73%            6.55%          7.43%          8.45%          8.74%


================================================================================


                                                                                     YEAR ENDED 11/30
                                                        ------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                         2005             2004           2003           2002           2001
NET ASSETS, END OF YEAR (000)                           $   41,025       $   49,635     $   49,953     $   29,320     $   16,375
PORTFOLIO TURNOVER RATE                                     122.46%          119.55%         72.69%         68.70%         93.11%

                                                                 HIGH YIELD FUND

================================================================================


                                                                                      CLASS C SHARES
                                                        ------------------------------------------------------------------------
                                                                                     YEAR ENDED 11/30
PER SHARE OPERATING PERFORMANCE                            2005             2004           2003           2002           2001
NET ASSET VALUE, BEGINNING OF YEAR                      $     8.36       $     8.13     $     7.32     $     8.23     $     8.37
INVESTMENT OPERATIONS:
  Net investment income(a)                                     .47(d)           .53            .57            .64            .74
  Net realized and unrealized gain (loss)                     (.36)             .27            .82           (.82)          (.04)
TOTAL FROM INVESTMENT OPERATIONS                               .11              .80           1.39           (.18)           .70
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                       (.51)            (.57)          (.58)          (.69)          (.77)
  Paid-in capital                                               --               --             --           (.04)          (.07)
TOTAL DISTRIBUTIONS                                           (.51)            (.57)          (.58)          (.73)          (.84)
NET ASSET VALUE, END OF YEAR                            $     7.96       $     8.36     $     8.13     $     7.32     $     8.23
TOTAL RETURN(b)                                               1.32%           10.28%         19.83%         (2.25)%         8.48%
RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions                      1.87%            1.84%          1.83%          1.85%          1.96%
  Expenses, excluding expense reductions                      1.87%            1.84%          1.83%          1.85%          1.97%
  Net investment income                                       5.73%            6.54%          7.43%          8.45%          8.71%


================================================================================


                                                                                     YEAR ENDED 11/30
                                                        ------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                         2005             2004           2003           2002           2001
NET ASSETS, END OF YEAR (000)                           $   35,485       $   45,816     $   57,621     $   38,592     $   17,621
PORTFOLIO TURNOVER RATE                                     122.46%          119.55%         72.69%         68.70%         93.11%

                                                                 HIGH YIELD FUND


FINANCIAL HIGHLIGHTS (CONCLUDED)


================================================================================


                                                                          CLASS P SHARES
                                                            ------------------------------------------
                                                                                         12/31/2002(c)
                                                                YEAR ENDED 11/30               TO
PER SHARE OPERATING PERFORMANCE                                2005          2004         11/30/2003
NET ASSET VALUE, BEGINNING OF PERIOD                        $    8.39     $     8.15     $        7.37
INVESTMENT OPERATIONS:
  Net investment income(a)                                        .51(d)         .58               .58
  Net realized and unrealized gain (loss)                        (.35)           .27               .72
TOTAL FROM INVESTMENT OPERATIONS                                  .16            .85              1.30
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                          (.53)          (.61)             (.52)
NET ASSET VALUE, END OF PERIOD                              $    8.02     $     8.39     $        8.15
TOTAL RETURN(b)                                                  1.91%         10.95%            18.25%(e)
RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions                         1.33%          1.19%             1.17%(e)+
  Expenses, excluding expense reductions                         1.33%          1.19%             1.17%(e)+
  Net investment income                                          6.25%          7.11%             7.30%(e)+


================================================================================


                                                                YEAR ENDED 11/30         12/31/2002(c)
                                                            ------------------------          TO
SUPPLEMENTAL DATA:                                             2005          2004         11/30/2003
NET ASSETS, END OF PERIOD (000)                             $       7     $        1     $           1
PORTFOLIO TURNOVER RATE                                        122.46%        119.55%            72.69%



+   The ratios have been determined on a Fund basis.
(a) Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c) Commencement of offering of class shares.
(d) Interest expense is less than $.01.
(e) Not annualized.

                                              LIMITED DURATION U.S. GOVERNMENT &
                                           GOVERNMENT SPONSORED ENTERPRISES FUND

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


================================================================================


                                                                                      CLASS A SHARES
                                                        ------------------------------------------------------------------------
                                                                                     YEAR ENDED 11/30
PER SHARE OPERATING PERFORMANCE                            2005             2004           2003           2002           2001
NET ASSET VALUE, BEGINNING OF YEAR                      $     4.41       $     4.52     $     4.54     $     4.48     $     4.45
INVESTMENT OPERATIONS:
  Net investment income(b)                                     .13(d)           .09(d)         .06(d)         .12            .19(d)
  Net realized and unrealized gain (loss)                     (.09)            (.02)           .05            .13            .17
TOTAL FROM INVESTMENT OPERATIONS                               .04              .07            .11            .25            .36
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                       (.16)            (.13)          (.12)          (.19)          (.33)
  Net realized gain                                             --             (.05)          (.01)            --             --
TOTAL DISTRIBUTIONS                                           (.16)            (.18)          (.13)          (.19)          (.33)
NET ASSET VALUE, END OF YEAR                            $     4.29       $     4.41     $     4.52     $     4.54     $     4.48
TOTAL RETURN(c)                                                .90%            1.63%          2.42%          5.59%          8.27%
RATIOS TO AVERAGE NET ASSETS:
  Expenses, excluding interest expense,
    including expense reductions
    and expenses assumed                                       .90%(f)         1.15%(f)        .98%(f)        .78%(f)        .94%(f)
  Expenses, including expense reductions
    and expenses assumed                                       .90%            1.15%           .98%           .78%           .94%
  Expenses, excluding expense reductions
    and expenses assumed                                      1.06%            1.15%           .98%           .78%           .95%
Net investment income                                         2.88%            1.93%          1.30%          2.72%          4.30%


================================================================================


                                                                                    YEAR ENDED 11/30
                                                        ------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                         2005             2004           2003           2002           2001
NET ASSETS, END OF YEAR (000)                           $   87,287       $   88,690     $  109,515     $   67,234     $   26,380
PORTFOLIO TURNOVER RATE                                     295.07%          314.39%        463.24%        360.66%        564.26%

                                              LIMITED DURATION U.S. GOVERNMENT &
                                           GOVERNMENT SPONSORED ENTERPRISES FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

================================================================================


                                                                        CLASS B SHARES
                                                            -----------------------------------------
                                                                                         5/2/2003(a)
                                                                YEAR ENDED 11/30              TO
PER SHARE OPERATING PERFORMANCE                                2005          2004         11/30/2003
NET ASSET VALUE, BEGINNING OF PERIOD                        $    4.41     $     4.53     $       4.58
INVESTMENT OPERATIONS:
  Net investment income(b)                                        .10(d)         .06(d)           .01(d)
  Net realized and unrealized loss                               (.08)          (.03)            (.02)
TOTAL FROM INVESTMENT OPERATIONS                                  .02            .03             (.01)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                          (.13)          (.10)            (.04)
  Net realized gain                                                --           (.05)              --
TOTAL DISTRIBUTIONS                                              (.13)          (.15)            (.04)
NET ASSET VALUE, END OF PERIOD                              $    4.30     $     4.41     $       4.53
TOTAL RETURN(c)                                                   .48%           .80%            (.14)%(e)
RATIOS TO AVERAGE NET ASSETS:
  Expenses, excluding interest expense, including
    expense reductions and expenses assumed                      1.55%(f)       1.76%(f)         1.00%(f)
  Expenses, including expense reductions and                                                      (e)
    expenses assumed                                             1.55%          1.76%            1.00%
  Expenses, excluding expense reductions and                                                      (e)
    expenses assumed                                             1.71%          1.76%            1.00%
  Net investment income                                          2.25%          1.37%             .33%(e)+


================================================================================


                                                                YEAR ENDED 11/30          5/2/2003(a)
                                                            ------------------------          TO
SUPPLEMENTAL DATA:                                             2005          2004         11/30/2003
NET ASSETS, END OF PERIOD (000)                             $   7,506     $    6,695     $      2,826
PORTFOLIO TURNOVER RATE                                        295.07%        314.39%          463.24%

                                              LIMITED DURATION U.S. GOVERNMENT &
                                           GOVERNMENT SPONSORED ENTERPRISES FUND


FINANCIAL HIGHLIGHTS (CONCLUDED)


================================================================================


                                                                                      CLASS C SHARES
                                                        ------------------------------------------------------------------------
                                                                                     YEAR ENDED 11/30
PER SHARE OPERATING PERFORMANCE                            2005             2004           2003           2002           2001
NET ASSET VALUE, BEGINNING OF YEAR                      $     4.44       $     4.55     $     4.57     $     4.51     $     4.44
INVESTMENT OPERATIONS:
  Net investment income(b)                                     .10(d)           .06(d)         .03(d)         .08            .14(d)
  Net realized and unrealized gain (loss)                     (.09)            (.02)           .06            .12            .17
TOTAL FROM INVESTMENT OPERATIONS                               .01              .04            .09            .20            .31
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                       (.13)            (.10)          (.10)          (.14)          (.24)
  Net realized gain                                             --             (.05)          (.01)            --             --
TOTAL DISTRIBUTIONS                                           (.13)            (.15)          (.11)          (.14)          (.24)
NET ASSET VALUE, END OF YEAR                            $     4.32       $     4.44     $     4.55     $     4.57     $     4.51
TOTAL RETURN(c)                                                .27%            1.04%          1.67%          4.57%          7.12%
RATIOS TO AVERAGE NET ASSETS:
  Expenses, excluding interest expense,
    including expense reductions and
    expenses assumed                                          1.55%(f)         1.75%(f)       1.71%(f)       1.76%(f)       1.94%(f)
  Expenses, including expense reductions
    and expenses assumed                                      1.55%            1.75%          1.71%          1.76%          1.94%
  Expenses, excluding expense reductions
    and expenses assumed                                      1.71%            1.75%          1.71%          1.76%          1.95%
  Net investment income                                       2.23%            1.33%           .57%          1.74%          2.91%


================================================================================


                                                                                    YEAR ENDED 11/30
                                                        ------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                         2005             2004           2003           2002           2001
NET ASSETS, END OF YEAR (000)                           $   46,220       $   58,131     $   85,408     $   59,658     $   25,506
PORTFOLIO TURNOVER RATE                                     295.07%          314.39%        463.24%        360.66%        564.26%



+   The ratios have been determined on a Fund basis.
(a) Commencement of offering of class shares.
(b) Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d) Interest expense is less than $.01.
(f) Interest expense is less than .01%.

                                                               U.S. GOVERNMENT &
                                           GOVERNMENT SPONSORED ENTERPRISES FUND

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


================================================================================


                                                                                      CLASS A SHARES
                                                        ------------------------------------------------------------------------
                                                                                     YEAR ENDED 11/30
PER SHARE OPERATING PERFORMANCE                            2005              2004          2003           2002           2001
NET ASSET VALUE, BEGINNING OF YEAR                      $     2.60       $     2.61     $     2.64     $     2.59     $     2.51
INVESTMENT OPERATIONS:
  Net investment income(b)                                     .09(d)           .07(d)         .05(d)         .08            .12(d)
  Net realized and unrealized gain (loss)                     (.03)             .02            .02            .10            .12
TOTAL FROM INVESTMENT OPERATIONS                               .06              .09            .07            .18            .24
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                       (.10)            (.10)          (.10)          (.13)          (.16)
NET ASSET VALUE, END OF YEAR                            $     2.56       $     2.60     $     2.61     $     2.64     $     2.59
TOTAL RETURN(c)                                               2.18%            3.41%          2.80%          7.00%          9.62%
RATIOS TO AVERAGE NET ASSETS:
  Expenses, excluding interest expense,
    including expense reductions and
    expenses assumed                                          1.00%            1.10%(f)       1.09%(f)       1.09%(f)       1.09%(f)
  Expenses, including expense reductions
    and expenses assumed                                      1.01%            1.10%          1.09%          1.09%          1.09%
  Expenses, excluding expense reductions
    and expenses assumed                                      1.06%            1.10%          1.09%          1.09%          1.10%
  Net investment income                                       3.54%            2.64%          1.74%          3.05%          4.76%


================================================================================


                                                                                     YEAR ENDED 11/30
                                                        ------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                         2005             2004           2003           2002           2001
NET ASSETS, END OF YEAR (000)                           $  687,866       $  790,672     $  929,392    $ 1,097,968    $ 1,093,286
PORTFOLIO TURNOVER RATE                                     485.03%          671.60%        667.87%        560.84%        688.68%

                                                               U.S. GOVERNMENT &
                                           GOVERNMENT SPONSORED ENTERPRISES FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

================================================================================


                                                                                     CLASS B SHARES
                                                        ------------------------------------------------------------------------
                                                                                    YEAR ENDED 11/30
PER SHARE OPERATING PERFORMANCE                            2005             2004           2003           2002           2001
NET ASSET VALUE, BEGINNING OF YEAR                      $     2.60       $     2.60     $     2.64     $     2.59     $     2.52
INVESTMENT OPERATIONS:
  Net investment income(b)                                     .08(d)           .05(d)         .03(d)         .06            .10(d)
  Net realized and unrealized gain (loss)                     (.04)             .03            .02            .10            .11
TOTAL FROM INVESTMENT OPERATIONS                               .04              .08            .05            .16            .21
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                       (.08)            (.08)          (.09)          (.11)          (.14)
  NET ASSET VALUE, END OF YEAR                          $     2.56       $     2.60     $     2.60     $     2.64     $     2.59
TOTAL RETURN(c)                                               1.50%            3.10%          1.78%          6.42%          8.56%
RATIOS TO AVERAGE NET ASSETS:
  Expenses, excluding interest expense,
    including expense reductions and
    expenses assumed                                          1.65%            1.74%(f)       1.72%(f)       1.70%(f)       1.70%(f)
  Expenses, including expense reductions
    and expenses assumed                                      1.66%            1.74%          1.72%          1.70%          1.70%
  Expenses, excluding expense reductions
    and expenses assumed                                      1.71%            1.74%          1.72%          1.70%          1.71%
  Net investment income                                       2.88%            2.00%          1.10%          2.44%          4.00%


================================================================================


                                                                                     YEAR ENDED 11/30
                                                        ------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                         2005             2004           2003           2002           2001
NET ASSETS, END OF YEAR (000)                           $   44,643       $   58,787     $   78,894     $   97,262     $   56,264
PORTFOLIO TURNOVER RATE                                     485.03%          671.60%        667.87%        560.84%        688.68%

                                                                U.S GOVERNMENT &
                                           GOVERNMENT SPONSORED ENTERPRISES FUND


FINANCIAL HIGHLIGHTS (CONCLUDED)


================================================================================


                                                                                     CLASS C SHARES
                                                        ------------------------------------------------------------------------
                                                                                    YEAR ENDED 11/30
PER SHARE OPERATING PERFORMANCE                            2005             2004           2003           2002           2001
NET ASSET VALUE, BEGINNING OF YEAR                      $     2.61       $     2.61     $     2.65     $     2.60     $     2.52
INVESTMENT OPERATIONS:
  Net investment income(b)                                     .08(d)           .05(d)         .03(d)         .06            .11(d)
  Net realized and unrealized gain (loss)                     (.04)             .03            .02            .10            .11
TOTAL FROM INVESTMENT OPERATIONS                               .04              .08            .05            .16            .22
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                       (.08)            (.08)          (.09)          (.11)          (.14)
  NET ASSET VALUE, END OF YEAR                          $     2.57       $     2.61     $     2.61     $     2.65     $     2.60
TOTAL RETURN(c)                                               1.51%            3.11%          1.75%          6.36%          8.93%
RATIOS TO AVERAGE NET ASSETS:
  Expenses, excluding interest expense,
    including expense reductions and
    expenses assumed                                          1.65%            1.74%(f)       1.72%(f)       1.68%(f)       1.70%(f)
  Expenses, including expense reductions
    and expenses assumed                                      1.66%            1.74%          1.72%          1.68%          1.70%
  Expenses, excluding expense reductions
    and expenses assumed                                      1.71%            1.74%          1.72%          1.68%          1.71%
  Net investment income                                       2.89%            2.00%          1.11%          2.46%          4.14%


================================================================================


                                                                                     YEAR ENDED 11/30
                                                        ------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                         2005             2004           2003           2002           2001
NET ASSETS, END OF YEAR (000)                           $   62,290       $   73,676     $   89,048     $  111,853     $  101,476
PORTFOLIO TURNOVER RATE                                     485.03%          671.60%        667.87%        560.84%        688.68%



(b) Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d) Interest expense is less than $.01.
(f) Interest expense is less than .01%.

TO OBTAIN INFORMATION:                                   ADDITIONAL INFORMATION

BY TELEPHONE. For                                           More information on each Fund is available free upon request,
shareholder account inquiries                               including the following:
call the Funds at: 800-821-5129.

For literature requests call the                            ANNUAL/SEMIANNUAL REPORT
Funds at: 800-874-3733.
                                                            The Funds' Annual and Semiannual Reports contain more information
BY MAIL. Write to the Funds at:                             about each Fund's investments and performance. The Annual Report
The Lord Abbett Family of Funds                             also includes details about the market conditions and investment
90 Hudson Street                                            strategies that had a significant effect on each Fund's performance
Jersey City, NJ 07302-3973                                  during the last fiscal year. The Reports are available, free of charge, at www.LordAbbett.com, and through other means, as indicated
VIA THE INTERNET.                                           on the left.

LORD, ABBETT & CO. LLC
www.LordAbbett.com                                          STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Text only versions of Fund documents can be viewed          Provides more details about the Funds and their policies. A current
online or downloaded from the SEC: www.sec.gov.             SAI is on file with the Securities and Exchange Commission ("SEC")
                                                            and is incorporated by reference (is legally considered part of this
You can also obtain copies by visiting the SEC's            prospectus). Although the SAI is not available at
Public Reference Room in Washington, DC (phone              www.LordAbbett.com, the SAI is available through other means,
202-942-8090) or by sending your request and a              generally without charge, as indicated on the left.
duplicating fee to the SEC's Public Reference
Section, Washington, DC 20549-0102 or by sending
your request electronically to publicinfo@sec.gov.
                                                                Lord Abbett Investment Trust -

[LORD ABBETT(R) LOGO]                                               Lord Abbett Convertible Fund

                                                                    Lord Abbett High Yield Fund
                                                                    Lord Abbett Limited Duration U.S. Government &
  Lord Abbett Mutual Fund shares are distributed by:                  Government Sponsored Enterprises Fund


   LORD ABBETT DISTRIBUTOR LLC                                      Lord Abbett U.S. Government & Government                LAIT-1
  90 Hudson Street                                                    Sponsored Enterprises Fund                            (4/06)


  Jersey City, New Jersey 07302-3973

                                                            SEC FILE NUMBER: 811-7988

[LORD ABBETT LOGO]

                                                                   APRIL 1,
                                                                     2006

                                                                  PROSPECTUS

                                                                CLASS Y SHARES

LORD ABBETT STRATEGIC ALLOCATION FUNDS
  INCOME STRATEGY FUND
  BALANCED STRATEGY FUND
  WORLD GROWTH & INCOME STRATEGY FUND

LORD ABBETT
  CONVERTIBLE FUND
  CORE FIXED INCOME FUND
  HIGH YIELD FUND
  LIMITED DURATION U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND TOTAL RETURN FUND
  U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CLASS Y SHARES OF LIMITED DURATION U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND AND U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND ARE NEITHER OFFERED TO THE GENERAL PUBLIC NOR AVAILABLE IN ALL STATES.

PLEASE CALL 800-821-5129 FOR FURTHER INFORMATION.

                                TABLE OF CONTENTS


                                                                            PAGE
                    THE FUND

   Information about     Income Strategy Fund, Balanced Strategy Fund and
 the goal, principal       World Growth & Income Strategy Fund                 2
      strategy, main     Convertible Fund                                      21
 risks, performance,     Core Fixed Income Fund                                29
  fees, and expenses     High Yield Fund                                       34
                         Limited Duration U.S. Government & Government
                           Sponsored Enterprises Fund                          39
                         Total Return Fund                                     45
                         U.S. Government & Government Sponsored
                           Enterprises Fund                                    51
                         Additional Investment Information                     57
                         Management                                            66
                         Past Performance of Underlying Funds for Income
                           Strategy Fund and World Growth & Income
                           Strategy Fund                                       71

                   YOUR INVESTMENT

     Information for     Purchases                                             86
  managing your Fund     Redemptions                                           95
             account     Distributions and Taxes                               97
                         Services For Fund Investors                           98

              FINANCIAL INFORMATION

Financial highlights     Income Strategy Fund                                 103
                         Balanced Strategy Fund                               104
                         World Growth & Income Strategy Fund                  105
                         Convertible Fund                                     106
                         Core Fixed Income Fund                               107
                         High Yield Fund                                      108
                         Limited Duration U.S. Government & Government
                           Sponsored Enterprises Fund                         109
                         Total Return Fund                                    110
                         U.S. Government & Government Sponsored
                           Enterprises Fund                                   111

             ADDITIONAL INFORMATION

   How to learn more     Back Cover
 about the Funds and
   other Lord Abbett
               Funds

                                                      STRATEGIC ALLOCATION FUNDS

                                    THE FUNDS

GOAL

The Income Strategy Fund's investment objective is to seek a high level of current income.

The Balanced Strategy Fund's investment objective is to seek current income and capital growth.

The World Growth & Income Strategy Fund's investment objective is to seek long-term capital appreciation and growth of income.

PRINCIPAL STRATEGY

Each Fund is a "fund of funds" - meaning it invests in other mutual funds rather than directly in portfolio securities like stocks, bonds and money market instruments. To pursue its goal, each Fund uses an asset allocation investment process to invest in other funds managed by Lord, Abbett & Co. LLC ("Lord Abbett") representing specific market segments. The underlying funds generally focus their investments in either equity securities, including common and preferred stocks, warrants and similar instruments, or fixed income securities, which may include investment grade or high-yield debt securities, and mortgage-related securities. Certain underlying funds invest substantially all or a significant portion of their assets in foreign securities.

The Funds will generally seek to allocate investments in domestic and foreign equity funds and fixed income funds in a proportion that the manager believes is best suited to achieving each Fund's investment objective in light of current market conditions. Under normal circumstances, the World Growth & Income Strategy Fund will allocate investments among the underlying funds such that, through the underlying funds, it will diversify its investments among a number of different countries throughout the world. The Funds will decide in which of the underlying funds they will invest at any particular time, as well as the relative amounts invested in those funds. The Funds may change the amounts invested in any or all of the underlying funds at any time without shareholder approval.

[SIDENOTE]

WE OR THE FUND refers to Lord Abbett Income Strategy Fund ("Income Strategy Fund"), or Lord Abbett Balanced Strategy Fund, ("Balanced Strategy Fund"), or Lord Abbett World Growth & Income Strategy Fund ("World Growth & Income Strategy Fund"), each a series of Lord Abbett Investment Trust (the "Trust").

                                                      STRATEGIC ALLOCATION FUNDS


The table below sets forth the approximate current percentage of assets and percentage range of assets of each Fund to be invested in the underlying equity and fixed income funds ("Target Allocation" and "Target Range," respectively). In each case "assets" does not include cash or cash equivalent transactions. These percentages apply at the time of purchase of a particular underlying fund. The Income Strategy Fund will be more heavily invested in fixed income funds than equity funds, while the World Growth & Income Strategy Fund will be more heavily invested in equity funds than fixed income funds. The Balanced Strategy Fund will be more evenly invested in fixed income funds and equity funds than the Income Strategy Fund and World Growth & Income Strategy Fund.


INCOME STRATEGY FUND


UNDERLYING FUNDS
BY CATEGORY            TARGET ALLOCATION  TARGET RANGE
------------------------------------------------------
Equity                        25%           15% - 35%
Fixed Income                  75%           65% - 85%


BALANCED STRATEGY FUND


UNDERLYING FUNDS
BY CATEGORY            TARGET ALLOCATION  TARGET RANGE
------------------------------------------------------
Equity                        60%           40% - 80%
Fixed Income                  40%           20% - 60%


WORLD GROWTH & INCOME STRATEGY FUND


UNDERLYING FUNDS
BY CATEGORY            TARGET ALLOCATION  TARGET RANGE
------------------------------------------------------
Equity                        75%           70% - 90%
Fixed Income                  25%           10% - 30%


[SIDENOTE]

The UNDERLYING FUNDS have their own investment objectives and policies. These funds currently consist of:

-  LORD ABBETT AFFILIATED FUND ("Affiliated Fund")
-  LORD ABBETT ALL VALUE FUND ("All Value Fund")
-  LORD ABBETT AMERICA'S VALUE FUND ("America's Value Fund")
-  LORD ABBETT BOND-DEBENTURE FUND ("Bond-Debenture Fund")
-  LORD ABBETT CORE FIXED INCOME FUND ("Core Fixed Income Fund")
-  LORD ABBETT GROWTH OPPORTUNITIES FUND ("Growth Opportunities Fund")
-  LORD ABBETT HIGH YIELD FUND ("High Yield Fund")
-  LORD ABBETT INTERNATIONAL CORE EQUITY FUND ("International Core Equity Fund")
- LORD ABBETT INTERNATIONAL OPPORTUNITIES FUND ("International Opportunities Fund")
-  LORD ABBETT LARGE-CAP CORE FUND ("Large-Cap Core Fund")
-  LORD ABBETT LARGE-CAP GROWTH FUND ("Large-Cap Growth Fund")
- LORD ABBETT LIMITED DURATION U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND ("Limited Duration Fund")
-  LORD ABBETT MID-CAP VALUE FUND ("Mid-Cap Value Fund")
-  LORD ABBETT TOTAL RETURN FUND ("Total Return Fund")
- LORD ABBETT U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND ("U.S. Government & Government Sponsored Enterprises Fund")

-  LORD ABBETT VALUE OPPORTUNITIES FUND ("Value Opportunities Fund")

                                                      STRATEGIC ALLOCATION FUNDS

UNDERLYING FUNDS

Each Fund may invest in the separate underlying funds shown below, each with its own investment objective and policies. The table below sets forth the approximate current Target Range of assets of each Fund to be invested in the underlying funds. These percentages apply at the time of purchase of a particular underlying fund.

================================================================================


                                            INCOME    BALANCED    WORLD GROWTH
                                           STRATEGY   STRATEGY      & INCOME
                                             FUND      FUND      STRATEGY FUND
--------------------------------------------------------------------------------
US EQUITY FUNDS
 Affiliated Fund                            5 - 20%    0 - 80%       0 - 20%
 All Value Fund                                        0 - 10%
 Growth Opportunities Fund                             0 - 10%       0 - 20%
 Large-Cap Core Fund                                   0 - 80%      15 - 25%
 Large-Cap Growth Fund                                               0 - 20%
 Mid-Cap Value Fund                                    0 - 10%
 Value Opportunities Fund                                            0 - 20%
INTERNATIONAL EQUITY FUNDS
 International Core Equity Fund                        0 - 10%      15 - 50%
 International Opportunities Fund                                    0 - 15%
US EQUITY/FIXED INCOME FUNDS
 America's Value Fund                      10 - 20%
US FIXED INCOME FUNDS
 Bond-Debenture Fund                                   0 - 60%
 Core Fixed Income Fund                                0 - 10%
 High Yield Fund                           10 - 40%
 Limited Duration Fund                      0 - 30%                  0 - 30%
 Total Return Fund                         20 - 50%    0 - 60%       0 - 30%
 U.S. Government Fund                                  0 - 10%


UNDERLYING FUNDS' DESCRIPTIONS

The following is a concise description of the investment objectives and practices of each underlying fund. No offer is made in this Prospectus of the shares of the underlying funds.

THE AFFILIATED FUND'S investment objective is long-term growth of capital and income without excessive fluctuations in market value. The Affiliated Fund normally invests at least 80% of its net assets in EQUITY SECURITIES of LARGE, seasoned U.S. and MULTINATIONAL COMPANIES. In selecting investments, the Affiliated Fund attempts to invest in securities selling at reasonable prices in relation to its assessment of their potential value.

[SIDENOTE]

EQUITY SECURITIES may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.


LARGE COMPANIES are companies having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index, a widely-used benchmark for large-cap stock performance. As of July 1, 2005, the market capitalization range of the Russell 1000(R) Index was $890 million to $368.2 billion. This range varies daily.


MULTINATIONAL COMPANIES are those companies that conduct their business operations and activities in more than one country.

                                                      STRATEGIC ALLOCATION FUNDS

THE ALL VALUE FUND'S investment objective is long-term growth of capital and income without excessive fluctuations in market value. The All Value Fund purchases equity securities of U.S. and multinational companies in all market capitalization ranges that it believes are undervalued. Under normal circumstances, the fund will invest at least 50% of its net assets in equity securities of large, seasoned companies. The fund may invest its remaining assets in mid-sized and small company equity securities.


THE AMERICA'S VALUE FUND'S investment objective is to seek current income and capital appreciation. The America's Value Fund normally invests in equity securities of companies with market capitalizations greater than $500 million at the time of purchase and fixed income securities of various types. This market capitalization threshold may vary in response to changes in the markets. Under normal circumstances, the fund invests at least 65% of its net assets in equity securities and may invest its remaining assets, plus the amount of any borrowings for investment purposes, in equity or fixed income securities. The fund invests under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity and fixed income securities issued by companies organized in or maintaining their principal place of business in the United States, or whose securities are traded primarily in the United States. The fund may invest up to 20% of its net assets in foreign securities that are primarily traded outside the United States.


THE BOND-DEBENTURE FUND'S investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return. The Bond-Debenture Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities of various types. These securities may include all types of bonds, debentures, mortgage-related and other asset backed securities, HIGH-YIELD DEBT SECURITIES or "junk bonds," INVESTMENT GRADE DEBT SECURITIES, U.S. Government securities, equity-related securities such as convertibles and debt securities with warrants, and emerging market debt securities. At least 20% of its assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents. The fund may invest up to 20% of its net assets in equity securities. Under normal circumstances, the duration of the fund's debt securities will be between three and seven years with an average maturity of five to twelve years.

[SIDENOTE]

HIGH-YIELD DEBT SECURITIES (sometimes called "lower rated bonds" or "junk bonds") are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. High-yield debt securities have a higher risk of default than investment grade debt securities, and their prices are much more volatile. The market for high-yield debt securities may also be less liquid.

INVESTMENT GRADE DEBT SECURITIES are debt securities that are rated within the four highest grades assigned by Moody's Investor Service, Inc. (Aaa, Aa, A,
Baa), Standard & Poor's Ratings Services (AAA, AA, A, BBB) or Fitch Investors Service (AAA, AA, A, BBB) (each a "Rating Agency") or are unrated but determined by Lord Abbett to be of comparable quality.

                                                      STRATEGIC ALLOCATION FUNDS


THE CORE FIXED INCOME FUND'S investment objective is to seek income and capital appreciation to produce a high total return. The Core Fixed Income Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities of various types. These securities primarily include U.S. Government, mortgage-related, and investment grade debt securities, including those issued by non-U.S. entities but denominated in U.S. dollars (known as "Yankees"). The fund expects to maintain its average duration range within two years of the bond market's duration as measured by the Lehman Brothers Aggregate Bond Index (currently approximately four years).

THE GROWTH OPPORTUNITIES FUND'S investment objective is to seek capital appreciation. The Growth Opportunities Fund uses a growth style of investing favoring companies that show the potential for strong revenue and earnings growth. Under normal circumstances, the fund invests at least 65% of its net assets in equity securities of mid-sized companies within the market capitalization range of the Russell Mid-Cap Index, a widely used benchmark for mid-cap stock performance. As of July 1, 2005, the market capitalization range of the Russell Mid-Cap Index was approximately $890 million to $14.6 billion. This range varies daily.

THE HIGH YIELD FUND'S investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return. The High Yield Fund normally invests in high yield debt securities, sometimes called "lower-rated bonds" or "junk bonds," which entail greater risks than investments in higher-rated or investment grade debt securities. Under normal circumstances, the fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in lower-rated debt securities, some of which are convertible into common stock or have warrants to purchase common stock. The fund may invest up to 20% of its net assets in foreign securities that are primarily traded outside the United States.

THE INTERNATIONAL CORE EQUITY FUND'S investment objective is to seek long-term capital appreciation. The International Core Equity Fund primarily invests in a diversified portfolio of equity securities of large foreign companies that we believe are undervalued. Under normal circumstances, the fund will diversify its investments among a number of different countries throughout the world and will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large companies. A large company is defined as a company included among the

                                                      STRATEGIC ALLOCATION FUNDS


largest 80% of companies in terms of market capitalization in each country represented in the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index"), a widely used benchmark for international stock performance. As of January 31, 2006, the market capitalization range of the MSCI EAFE Index was $430 million to $247 billion. This range varies daily.


THE INTERNATIONAL OPPORTUNITIES FUND'S investment objective is long-term capital appreciation. The International Opportunities Fund primarily invests in stocks of companies principally based outside the United States. Under normal circumstances, the fund will diversify its investments among a number of different countries throughout the world. The fund normally intends to invest at least 65% of its net assets in equity securities of small companies. A small company is defined as a company having a market capitalization at the time of purchase of less than $5 billion. This market capitalization threshold may vary in response to changes in the markets. The fund may invest its remaining assets in equity securities of larger companies.

THE LARGE-CAP CORE FUND'S investment objective is growth of capital and growth of income consistent with reasonable risk. The Large-Cap Core Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large, seasoned, U.S. and multinational companies. The fund invests in the full spectrum of large companies including those with value or growth characteristics.

THE LARGE-CAP GROWTH FUND'S investment objective is long-term capital growth. The Large-Cap Growth Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large companies.

THE LIMITED DURATION U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND'S investment objective is to seek a high level of income from a portfolio consisting primarily of limited duration U.S. Government securities. The fund is not a money market fund. The Limited Duration Fund primarily invests in short and intermediate-duration U.S. Government securities, and securities issued or guaranteed by government sponsored enterprises, which the fund expects will produce a high level of income. Under normal circumstances, the fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and

                                                      STRATEGIC ALLOCATION FUNDS

certain obligations issued or guaranteed by U.S. Government agencies and U.S. government sponsored enterprises (including mortgage-related securities).


THE MID-CAP VALUE FUND'S investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace. Under normal circumstances, the fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-sized companies. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Mid Cap(R) Index, a widely-used benchmark for mid-cap stock performance. As of July 1, 2005, the market capitalization range of the Russell Mid Cap(R) Index was $890 million to $14.6 billion. This range varies daily.


THE TOTAL RETURN FUND'S investment objective is to seek income and capital appreciation to produce a high total return. The Total Return Fund invests primarily in the following fixed income securities: U.S. Government securities; mortgage-related securities; and investment grade debt securities, including those issued by non-U.S. entities but denominated in U.S. dollars (known as "Yankees"); high-yield debt securities or "junk bonds;" and securities issued by non-U.S. entities and denominated in currencies other than the U.S. dollar. Investments in high-yield debt and non-U.S. debt denominated in foreign currencies are each limited to 20% of its net assets.

THE U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND'S investment objective is high current income consistent with reasonable risk. By reasonable risk we mean that the volatility the fund is expected to have over time will approximate that of the Lehman Brothers Government Bond Index. The fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in obligations issued by the U.S. Treasury and certain obligations issued or guaranteed by U.S. Government agencies and U.S. government sponsored enterprises, including mortgage-related securities.


THE VALUE OPPORTUNITIES FUND'S investment objective is long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of its net assets in equity securities of small and mid-sized companies. Small and mid-sized companies are defined as companies having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell

                                                      STRATEGIC ALLOCATION FUNDS


2500(R) Index, a widely used benchmark for small and mid-sized stock performance. As of July 1, 2005, the market capitalization range of the Russell 2500(R) Index was $58 million to $7.3 billion. This range varies daily.


MAIN RISKS OF THE FUNDS AND THEIR UNDERLYING FUNDS

Each Fund's investments are concentrated in the underlying funds and, as a result, a Fund's performance is directly related to the underlying funds' performance. Each Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives and on the Fund's particular allocation of assets among the underlying funds and the asset classes they represent. Consequently, a Fund is subject to the particular risks of the underlying funds in the proportion in which the Fund invests in them. The value of the underlying funds' investments and the net asset values of the shares of both the Funds and their underlying funds will fluctuate in response to various market and economic factors related to the equity and fixed income markets, as well as the financial condition and prospects of issuers in which the underlying funds invest.

Because the Income Strategy Fund will be more heavily invested in fixed income funds than equity funds, it will be more affected by the risks associated with debt securities. Similarly, since the World Growth & Income Strategy Fund will be more heavily invested in equity funds than fixed income funds, it will be more affected by the risks associated with stocks and other equity investments. Given the Balanced Strategy Fund's more balanced allocation among fixed income funds and equity funds, it will be affected by risks associated with both equity and fixed income investments. These risks are described in more detail below with respect to the underlying funds.

The Income Strategy Fund may be appropriate for investors with a low risk tolerance who seek monthly income and some appreciation of principal.

The Balanced Strategy Fund may be appropriate for investors with a moderate risk tolerance who seek growth of principal along with a competitive monthly income.

The World Growth & Income Strategy Fund may be appropriate for investors with a high risk tolerance who seek a broadly diversified global portfolio with the potential for long-term capital appreciation.

You may invest in the underlying funds directly. By investing in

                                                      STRATEGIC ALLOCATION FUNDS

a Fund, you will incur a proportionate share of the expenses of the underlying funds in addition to any expenses of a Fund.

An investment in the Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Funds offer a greater level of diversification than many other types of mutual funds, they are not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Funds.

The following summarizes some, but not all, of the risks that apply to each Fund and each underlying fund and may result in a loss of your investment. There can be no assurance that the Funds will achieve their investment objectives.


AFFILIATED FUND, ALL VALUE FUND, AMERICA'S VALUE FUND, GROWTH OPPORTUNITIES FUND, INTERNATIONAL CORE EQUITY FUND, INTERNATIONAL OPPORTUNITIES FUND, LARGE-CAP CORE FUND, LARGE-CAP GROWTH FUND, MID-CAP VALUE FUND, AND VALUE OPPORTUNITIES FUND. These underlying funds are subject to the general risks and considerations associated with equity investing. Their values will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the underlying funds invest. Because the America's Value Fund is not limited to investing in equity securities, the fund may have smaller gains in a rising stock market than a fund investing solely in equity securities. If an underlying fund's assessment of market conditions or companies held in the fund is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

The underlying funds also are subject to the particular risks associated with the types of stocks in which they normally invest: VALUE STOCKS in the case of the Affiliated Fund, All Value Fund, America's Value Fund, International Core Equity Fund, Mid-Cap Value Fund, and Value Opportunities Fund, GROWTH STOCKS in the case of the Growth Opportunities Fund and Large-Cap Growth Fund, and value and growth stocks in the case of Large-Cap Core Fund. Value and growth stocks may perform differently than the market as a whole and differently from each other or other types of stocks. This is because these types of stocks shift in and out of favor depending on market and economic conditions. For instance, the market may fail to recognize the intrinsic value of particular value stocks for a long time. Also, growth companies may grow faster than other companies which may result in greater volatility in their stock prices.


[SIDENOTE]

VALUE STOCKS are stocks of companies that we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.

GROWTH STOCKS generally exhibit faster-than-average gains in earnings and are expected to continue profit growth at a high level. They tend to be more volatile than slower-growing value stocks.

                                                      STRATEGIC ALLOCATION FUNDS


Investments in mid-sized or small companies in which the America's Value Fund, International Opportunities Fund, Mid-Cap Value Fund, and Value Opportunities Fund invest generally involve greater risks than investments in large company stocks. Mid-sized or small companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have relatively less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. In addition, there may be less liquidity in mid-sized or small company stocks, subjecting them to greater price fluctuations than larger company stocks.


Each of these underlying funds may invest its assets in foreign securities in accordance with its investment objective and policies. Investments in foreign securities may pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments may be affected by changes in currency rates or currency controls. With respect to certain foreign countries, there is a possibility of nationalization, expropriation, or confiscatory taxation, imposition of withholding or other taxes, and political or social instability that could affect investment in those countries.

Due to their investments in multinational companies, the underlying funds may experience increased market, liquidity, currency, political, information, and other risks.

AMERICA'S VALUE FUND, BOND-DEBENTURE FUND, CORE FIXED INCOME FUND, HIGH YIELD FUND, LIMITED DURATION FUND, TOTAL RETURN FUND, AND U.S. GOVERNMENT FUND. These underlying funds are subject to the general risks and considerations associated with investing in debt securities. The value of an investment in each fund will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of debt securities are likely to decline. Longer-term fixed income securities are usually more sensitive to interest rate changes. This means that the longer the maturity of a security, the greater the effect a change in interest rates is likely to have on its price.

                                                      STRATEGIC ALLOCATION FUNDS


High-yield debt securities, or junk bonds, in which the America's Value Fund, Bond-Debenture Fund, High Yield Fund, and the Total Return Fund may invest, are usually more credit sensitive than interest rate sensitive. In times of economic uncertainty, these securities may decline in price, even when interest rates are falling.


There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to an underlying fund, a risk that is greater with junk bonds in which certain underlying funds may invest. Some issuers, particularly of junk bonds, may default as to principal and/or interest payments after the fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the underlying funds. In addition, the market for high-yield debt securities generally is less liquid than the market for higher-rated securities, subjecting them to greater price fluctuations.

Except for the U.S. Government Fund, each of these underlying funds may invest its assets in foreign securities in accordance with its investment objective and policies. Investments in foreign securities may present increased market, liquidity, currency, political, information, and other risks.

The mortgage-related securities in which these underlying funds may invest, including collateralized mortgage obligations ("CMOs"), may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a fund to a lower rate of return upon reinvestment of principal. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security. These factors may result in lower performance or losses for these underlying funds.

Although certain U.S. Government securities in which the funds may invest are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements. Certain securities issued by various government sponsored enterprises such as Federal Home Loan Mortgage Corporation and Federal National Mortgage Association are not guaranteed by the U.S. Government, but are supported only by the credit of the particular government sponsored enterprises involved, and the discretionary authority of the U.S. Treasury to purchase the enterprise obligations. There is no assurance that the U.S. Government will provide financial support to such enterprises.

                                INCOME STRATEGY FUND  Symbol:  Class Y - ISFYX

PERFORMANCE

     The Fund does not show any performance because it has not completed a full calendar year of operations.

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund.

===============================================================================
FEE TABLE
-------------------------------------------------------------------------------


                                                                        CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
 (as a % of offering price)                                                none
Maximum Deferred Sales Charge                                              none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees
 (See "Management")(1)                                                     0.10%
Other Expenses(2)                                                          0.20%
Underlying Funds' Expenses(3)(4)                                           0.84%
Total Operating Expenses(2)                                                1.14%
Management Fee Waiver(1)                                                  (0.10)%
Net Expenses(1)(2)(5)                                                      1.04%



(1) For the fiscal year ending November 30, 2006, Lord Abbett has contractually agreed to waive its management fee.

(2) These amounts have been restated from fiscal year amounts to reflect current fees and expenses.

(3) Shareholders in the Fund indirectly bear the Class Y share expenses of the underlying funds in which the Fund invests. Because the amount of the Fund's assets invested in each of the underlying funds changes daily, the amounts shown in the table are approximate amounts.

(4) Amount shown is based upon each underlying fund's expense ratio, excluding expense reductions. The amount based upon each underlying fund's expense ratio, including expense reductions, is 0.76%.

(5) The estimated effective net expense ratio, taking into account all waivers, expense reductions, and servicing arrangements with the underlying funds, is 0.13% for Class Y shares.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services and professional services. The Fund has entered into a servicing arrangement with the underlying funds under which the underlying funds may bear the Fund's Other Expenses. As a result, the Fund does not expect to bear any of these Other Expenses.

                                                            INCOME STRATEGY FUND

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. In addition, the example assumes the Fund pays the operating expenses set forth in the fee table above and the Fund's pro rata share of the Class Y expenses of the underlying funds. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


SHARE CLASS                                                     1 YEAR   3 YEARS
Class Y Shares                                                 $    106  $   352


Your expenses would be the same if you did not redeem your shares.

                               BALANCED STRATEGY FUND Symbol:  Class Y - LABYX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.

[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS Y SHARES
--------------------------------------------------------------------------------

2005       +2.8%

BEST QUARTER 3rd Q '05      +2.8%
WORST QUARTER 1st Q '05     -2.0%


     The table below shows how the average annual total returns of the Fund's Class Y shares compare to those of a broad-based securities market index, a more narrowly based index that more closely reflects the market sectors in which the underlying funds of the Fund invest, and the Lipper Balanced Funds Average.

                                                          BALANCED STRATEGY FUND

     The after-tax returns of Class Y shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005
--------------------------------------------------------------------------------


                                                                                   LIFE OF
SHARE CLASS                                                               1 YEAR   FUND(1)
Class Y Shares                                                              2.82%     8.84%
 Return Before Taxes
Return After Taxes on Distributions                                         1.06%     6.90%
Return After Taxes on Distributions and Sale of Fund Shares                 2.40%     6.69%
Russell 3000(R) Index(2)
 (reflects no deduction for fees, expenses, or taxes)                       6.12%    12.73%(3)
60% Russell 3000(R) Index, 40% Lehman Brothers Aggregate Bond Index(2)
 (reflects no deduction for fees, expenses, or taxes)                       4.74%     8.52%(3)
Lipper Balanced Funds Average(2)
 (reflects no deduction for fees, expenses, or taxes)                       4.64%     8.69%(3)



(1)  The date of inception of Class Y shares is 10/19/04.

(2) The performance of the unmanaged indices and average is not necessarily representative of the Fund's performance.

(3) Represents total returns for the period 10/31/04 - 12/31/05, to correspond with the Class Y period shown.


[SIDENOTE]


The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

                                                          BALANCED STRATEGY FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                                        CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
 (as a % of offering price)                                                none
Maximum Deferred Sales Charge                                              none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees
 (See "Management")(1)                                                     0.10%
Other Expenses                                                             0.20%
Underlying Funds' Expenses(2)(3)                                           0.63%
Total Operating Expenses                                                   0.93%
Management Fee Waiver(1)                                                  (0.10)%
Net Expenses(4)                                                            0.83%



(1) For the fiscal year ending November 30, 2006, Lord Abbett has contractually agreed to waive its management fee.

(2) Shareholders in the Fund indirectly bear the Class Y share expenses of the underlying funds in which the Fund invests. Because the amount of the Fund's assets invested in each of the underlying funds changes daily, the amounts shown in the table are approximate amounts.

(3) Amount shown is based upon each Underlying Fund's expense ratio, excluding expense reductions. The amount based upon each Underlying Fund's expense ratio, including expense reductions, is 0.58%.

(4) The estimated effective net expense ratio, taking into account all waivers, expense reductions, and servicing arrangements with the underlying funds, is 0.58% for Class Y shares.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services and professional services. The Fund has entered into a servicing arrangement with the underlying funds under which the underlying funds may bear the Fund's Other Expenses. As a result, the Fund does not expect to bear any of these Other Expenses.

                                                          BALANCED STRATEGY FUND

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. In addition, the example assumes the Fund pays the operating expenses set forth in the fee table above and the Fund's pro rata share of the Class Y expenses of the underlying funds. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


SHARE CLASS                               1 YEAR    3 YEARS   5 YEARS   10 YEARS
Class Y Shares                           $     85   $   286   $   505   $  1,134


Your expenses would be the same if you did not redeem your shares.

                                WORLD GROWTH & INCOME Symbol:  Class Y - LWSYX
                                        STRATEGY FUND

PERFORMANCE

     The Fund does not show any performance because it has not completed a full calendar year of operations.

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                                        CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
 (as a % of offering price)                                                none
Maximum Deferred Sales Charge                                              none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees
 (See "Management")(1)                                                     0.10%
Other Expenses(2)                                                          0.24%
Underlying Funds' Expenses(3)(4)                                           1.14%
Total Operating Expenses(2)                                                1.48%
Management Fee Waiver(1)                                                  (0.10%)
Net Expenses(1)(2)(5)                                                      1.38%



(1) For the fiscal year ending November 30, 2006, Lord Abbett has contractually agreed to waive its management fee.

(2) These amounts have been restated from fiscal year amounts to reflect current fees and expenses.

(3) Shareholders in the Fund indirectly bear the Class Y share expenses of the underlying funds in which the Fund invests. Because the amount of the Fund's assets invested in each of the underlying funds changes daily, the amounts shown in the table are approximate amounts.

(4) Amount shown is based upon each underlying fund's expense ratio, excluding expense reductions. The amount based upon each underlying fund's expense ratio, including expense reductions, is 1.01%.

(5) The estimated effective net expense ratio, taking into account all waivers, expense reductions, and servicing arrangements with the underlying funds, is 1.01% for Class Y shares.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services and professional services. The Fund has entered into a servicing arrangement with the underlying funds under which the underlying funds may bear the Fund's Other Expenses. As a result, the Fund does not expect to bear any of these Other Expenses.

                                             WORLD GROWTH & INCOME STRATEGY FUND

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. In addition, the example assumes the Fund pays the operating expenses set forth in the fee table above and the Fund's pro rata share of the Class Y expenses of the underlying funds. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


SHARE CLASS                                                   1 YEAR     3 YEARS
Class Y Shares                                               $    140   $    458


Your expenses would be the same if you did not redeem your shares.

                                                                CONVERTIBLE FUND

GOAL

     The Fund's investment objective is to seek current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL STRATEGY

     To pursue its goal, under normal circumstances the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a diversified portfolio of CONVERTIBLE SECURITIES issued by U.S. and foreign companies. The Fund will provide shareholders with at least 60 days' notice of any change in this policy. Convertible securities may include corporate bonds, debentures, notes, preferred stocks and other securities that can be exchanged for common stock or other securities which provide an opportunity for equity participation. A convertible security may offer both a relatively high yield received from dividend or interest payments in comparison to common stock dividends and the potential for capital appreciation if the value of the underlying common stock increases above the conversion price. The Fund also may invest in synthetic convertible securities and convertible structured notes created by other parties such as investment banks. Such investments attempt to combine the fixed income and convertible characteristics of traditional convertible securities. The Fund may invest in securities of any market capitalization, and may from time to time invest a significant amount of its assets in securities of small to mid-sized companies with market capitalizations of $250 million to $5 billion at the time of purchase. This market capitalization range may vary in response to changes in the markets.

[SIDENOTE]

WE OR THE FUND OR CONVERTIBLE FUND refers to the Lord Abbett Convertible Fund, a portfolio or series of the Lord Abbett Investment Trust (the "Trust").

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

CONVERTIBLE SECURITIES are corporate securities, usually preferred stocks or bonds, that are exchangeable at the option of the holder for a fixed number of other securities, usually common stocks, at a set price or formula (the "conversion price"). Convertible securities may provide investors participation in rising markets and protection in declining markets. However, they tend to be more volatile than other fixed income securities and less volatile than their underlying common stocks.

                                                                CONVERTIBLE FUND


     The Fund invests both in INVESTMENT GRADE DEBT SECURITIES and LOWER-RATED DEBT SECURITIES although the Fund may not invest more than 50% of its net assets in lower-rated debt securities (sometimes called "junk bonds" or "high yield securities"). The Fund may invest up to 20% of its net assets in non-convertible fixed income securities and equity securities, including common stocks and preferred stocks. Common stocks, the most familiar type of equity security, represent an ownership interest in a company. The Fund may invest up to 20% of its net assets in foreign securities that are primarily traded outside the United States.


     In selecting investments for the Fund we seek unusual values, using fundamental, bottom-up research to identify undervalued convertible securities that we believe may maximize total return and reduce downside risk. Our disciplined investment process attempts to identify valuation and pricing inefficiencies driven by macroeconomic factors and company-specific events among convertible securities across all market capitalizations. Because the value of a convertible security typically increases when the market value of the underlying common stock increases above the conversion price, we analyze the potential for capital appreciation of the underlying stock. We attempt to reduce the risks associated with these securities through portfolio diversification, credit analysis, assessment of their risk/return potential, and attention to current developments and trends in interest rates and economic conditions.

[SIDENOTE]

INVESTMENT GRADE DEBT SECURITIES are debt securities that are rated within the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A,
Baa), Standard & Poor's Ratings Services (AAA, AA, A, BBB), or Fitch Investors Service (AAA, AA, A, BBB) (each a "Rating Agency") or are unrated but determined by Lord Abbett to be of comparable quality.

LOWER-RATED DEBT SECURITIES (sometimes called "junk bonds" or "high yield securities") are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. Lower-rated debt securities have a higher risk of default than investment grade debt securities, and their prices are much more volatile. The market for lower-rated debt securities may also be less liquid.

                                                                CONVERTIBLE FUND

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with investing in convertible securities. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. Synthetic convertible securities and convertible structured notes may present a greater degree of market risk, and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

     Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. The market value of convertible securities tends to decline as interest rates increase. If, however, the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. In such a case, a convertible security may lose much of its value if the value of the underlying common stock then falls below the conversion price of the security. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly based on its fixed income characteristics, and thus, may not necessarily decline in price as much as the underlying common stock.

     In addition to interest rate risk, like most other fixed income securities, convertible securities are subject to credit risk, which is the risk that the issuer will fail to make timely payments of principal or interest to the Fund. Because many convertible securities tend to have credit ratings below investment grade, they present a greater credit risk than some other fixed income instruments. A default, or concerns in the market about

                                                                CONVERTIBLE FUND

     an increase in risk of default, may result in losses to the Fund. In addition, the credit rating of a company's convertible securities is generally lower than that of its conventional fixed income securities. A company normally must pay interest on its conventional debt before it can make payments on its convertible securities. The market for lower-rated debt securities generally is less liquid than the market for higher-rated securities, subjecting them to greater price fluctuations.

     Many convertible securities are issued with a "call" feature that allows the issuer of the security to choose when to redeem the security. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock, or sell it to a third party at a time that may be unfavorable to the Fund.

     The value of the Fund's equity securities will fluctuate in response to movements in the equity securities market in general and to the changing prospects of the individual companies issuing the securities. This may cause the Fund to produce poor performance relative to other funds, including those that invest exclusively in convertible or other fixed income securities.

     Foreign securities in which the Fund may invest may pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. As a result, there may be less information publicly available about foreign companies than most U.S. companies. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls. In addition, the Fund may invest in less developed countries, sometimes referred to as emerging markets. The risks of investing in foreign markets are generally more severe in emerging markets.

                                                                CONVERTIBLE FUND

     The Fund may invest from time to time a significant amount of its assets in securities of mid-sized and small companies. This generally involves greater risks than investing in larger companies. Mid-sized and small companies may have less experienced management and unproven track records. They may rely on limited product lines and have limited financial resources. These factors may make them more susceptible to setbacks or economic downturns and subject them to a higher risk of failure than larger companies.


     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

                                     CONVERTIBLE FUND Symbol:  Class Y - LCFYX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.

[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS Y SHARES
--------------------------------------------------------------------------------

2004             +7.7%
2005             +4.1%

BEST QUARTER 4th Q '04        +7.7%
WORST QUARTER 1st Q '05       -2.1%

                                                                CONVERTIBLE FUND


     The table below shows how the average annual total returns of the Fund's Class Y shares compare to that of a broad-based securities market index.


     The after-tax returns of Class Y shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005
--------------------------------------------------------------------------------


                                                                                   LIFE OF
SHARE CLASS                                                               1 YEAR   FUND(1)
Class Y Shares                                                              4.14%     9.17%
 Return Before Taxes
 Return After Taxes on Distributions                                        3.24%     8.18%
 Return After Taxes on Distributions and Sale of Fund Shares                2.68%     7.27%
Merrill Lynch All Convertible Index(2)
(reflects no deduction for fees, expenses, or taxes)                        1.01%     8.79%


(1)  The date of inception for Class Y shares is 6/30/03.


(2) The performance of the unmanaged index is not necessarily representative of the Fund's performance.

                                                                CONVERTIBLE FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                                        CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
 (as a % of offering price)                                                none
Maximum Deferred Sales Charge                                              none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees
 (See "Management")                                                        0.70%
Other Expenses                                                             0.23%
Total Operating Expenses                                                   0.93%


================================================================================

EXAMPLE

--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


SHARE CLASS                      1 YEAR      3 YEARS      5 YEARS      10 YEARS
Class Y Shares                 $       95   $      296   $      515   $    1,143


Your expenses would be the same if you did not redeem your shares.

[SIDENOTE]

MANAGEMENT FEES are payable to Lord, Abbett & Co. LLC ("Lord Abbett") for the Fund's Investment management.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                          CORE FIXED INCOME FUND

GOAL

     The investment objective of the Fund is to seek income and capital appreciation to produce a high total return.

PRINCIPAL STRATEGY


     Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities of various types. The Fund will provide shareholders with at least 60 days' notice of any change in this policy. The Fund invests primarily in U.S. Government, mortgage-related, and INVESTMENT GRADE DEBT SECURITIES, including those issued by non-U.S. entities but denominated in U.S. dollars (known as "Yankees").

     The Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Duration is a mathematical concept that measures a portfolio's exposure to interest rate changes. The longer a portfolio's duration, the more sensitive it is to interest rate risk. The shorter a portfolio's duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point. The Fund expects to maintain its average duration range within two years of the bond market's duration as measured by the Lehman Brothers Aggregate Bond Index (currently approximately four and one-half years).


[SIDENOTE]

WE OR THE FUND OR CORE FIXED INCOME FUND refers to the Lord Abbett Core Fixed Income Fund, a portfolio or series of Lord Abbett Investment Trust (the "Trust").

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. The Fund strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

INVESTMENT GRADE DEBT SECURITIES are debt securities that are rated within the four highest grades assigned by Moody's Investor Service, Inc. (Aaa, Aa, A,
Baa), Standard & Poor's Ratings Services (AAA, AA, A, BBB) or Fitch Investors Service (AAA, AA, A, BBB) (each a "Rating Agency") or are unrated but determined by Lord Abbett to be of comparable quality.

                                                          CORE FIXED INCOME FUND

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of an investment in the Fund will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of debt securities are likely to decline, and when interest rates fall, the prices of debt securities tend to rise.

     The mortgage- and asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The rate of prepayments on underlying mortgages also will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

     The Fund's investments in foreign securities may present increased market, liquidity, currency, political, information, and other risks.


     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

                               CORE FIXED INCOME FUND Symbol:  Class Y - LCRYX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.

[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS Y SHARES
--------------------------------------------------------------------------------

1999            +0.2%
2000           +13.0%
2001            +9.5%
2002            +9.7%
2003            +4.2%
2004            +4.4%
2005            +2.4%

BEST QUARTER 3rd Q '01       +5.0%
WORST QUARTER 2nd Q '04      -2.4%

                                                          CORE FIXED INCOME FUND

     The table below shows how the average annual total returns of the Fund's Class Y shares compare to those of a broad-based securities market index.

     The after-tax returns of Class Y shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005
--------------------------------------------------------------------------------


                                                                                             LIFE OF
SHARE CLASS                                                               1 YEAR   5 YEARS   FUND(1)
Class Y Shares                                                              2.40%     5.99%     6.45%
 Return Before Taxes
 Return After Taxes on Distributions                                        0.89%     3.87%     4.13%
 Return After Taxes on Distributions and Sale of Fund Shares                1.56%     3.84%     4.09%
Lehman Brothers Aggregate Bond Index(2)
 (reflects no deduction for fees, expenses, or taxes)                       2.43%     5.87%     5.97%


(1)  The Class Y shares were first offered on 3/16/98.


(2) The performance of the unmanaged index is not necessarily representative of the Fund's performance.


[SIDENOTE]


The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

                                                          CORE FIXED INCOME FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                                        CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
 (as a % of offering price)                                                none
Maximum Deferred Sales Charge                                              none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees
 (See "Management")                                                        0.45%
Other Expenses                                                             0.49%
Total Operating Expenses(1)(2)                                             0.94%
Expense Reimbursement(2)                                                  (0.39)%
Net Expenses(2)                                                            0.55%


(1) These amounts have been restated from fiscal year amounts to reflect estimated current fees and expenses.

(2) For the year ending November 30, 2006, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses so that the Fund's Net Expenses do not exceed an aggregate annual rate of 0.55% of average daily net assets for Class Y shares.

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


SHARE CLASS                         1 YEAR      3 YEARS     5 YEARS    10 YEARS
Class Y Shares                    $       56  $      261  $      482  $    1,119


Your expenses would be the same if you did not redeem your shares.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord, Abbett & Co. LLC ("Lord Abbett") for the Fund's investment management.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                                 HIGH YIELD FUND

GOAL

     The Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL STRATEGY


     To pursue its goal, the Fund normally invests in HIGH-YIELD DEBT SECURITIES, sometimes called "lower-rated bonds" or "junk bonds," which entail greater risks than investments in higher-rated or INVESTMENT GRADE DEBT SECURITIES. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in lower-rated debt securities, some of which are convertible into common stock or have warrants to purchase common stock. The Fund will provide shareholders with at least 60 days' notice of any change in this policy. The Fund may invest up to 20% of its net assets in foreign securities that are primarily traded outside the United States.


     We believe that a high total return (current income and capital appreciation) may be derived from an actively-managed, diversified portfolio of investments. We seek unusual values, particularly in lower-rated debt securities. Also, buying lower-rated bonds when we believe the credit risk is likely to decrease may generate higher returns. Through portfolio diversification, credit analysis and attention to current developments and trends in interest rates and economic conditions, we attempt to reduce investment risk, but losses may occur.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of your investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline. Longer-term fixed income securities are usually more sensitive to interest rate changes. This means that the longer the maturity of a security, the greater the effect a change in interest rates is likely to have on its price. High-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive. In times of economic uncertainty,

[SIDENOTE]

WE OR THE FUND OR HIGH YIELD FUND refers to the Lord Abbett High Yield Fund, a portfolio or series of the Trust.

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

HIGH-YIELD DEBT SECURITIES (sometimes called "lower rated bonds" or "junk bonds") are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. High-yield debt securities have a higher risk of default than investment grade debt securities, and their prices are much more volatile. The market for high-yield debt securities may also be less liquid.

INVESTMENT GRADE DEBT SECURITIES are debt securities that are rated within the four highest grades assigned by Moody's Investor Service, Inc. (Aaa, Aa, A,
Baa), Standard & Poor's Ratings Services (AAA, AA, A, BBB) or Fitch Investors Service (AAA, AA, A, BBB) (each a "Rating Agency") or are unrated but determined by Lord Abbett to be of comparable quality.

Under normal circumstances, the duration of the Fund's debt securities will be between three to seven years with an average maturity of five to twelve years.

                                                                 HIGH YIELD FUND

     these securities may decline in price, even when interest rates are falling.

     There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with junk bonds. Some issuers, particularly of junk bonds, may default as to principal and/or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. In addition, the market for high-yield debt securities generally is less liquid than the market for higher-rated securities, subjecting them to greater price fluctuations.

     Convertible securities tend to be more volatile and produce more income than their underlying stocks. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

     The mortgage-related securities in which the Fund invests may be particularly sensitive to changes in prevailing interest rates. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. The prepayment risk also will affect the price and volatility of a mortgage-related security.

     Investments in foreign securities may present increased market, liquidity, currency, political, information, and other risks.


     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

                                        HIGH YIELD FUND Symbol:  Class Y - LAHYX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.

[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS Y SHARES
--------------------------------------------------------------------------------

2000           -2.8%
2001           +5.5%
2002           +0.4%
2003          +22.1%
2004          +10.8%
2005           +1.5%

BEST QUARTER 2nd Q '03       +8.4%
WORST QUARTER 3rd Q '01      -4.0%

                                                                 HIGH YIELD FUND

     The table below shows how the average annual total returns of the Fund's Class Y shares compare to those of two broad-based securities market indices.

     The after-tax returns for Class Y shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005
--------------------------------------------------------------------------------


                                                                                             LIFE OF
SHARE CLASS                                                               1 YEAR   5 YEARS   FUND(1)
Class Y Shares                                                              1.49%     7.77%     5.47%
 Return Before Taxes
 Return After Taxes on Distributions                                       -1.08%     4.31%     1.88%
 Return After Taxes on Distributions and Sale of Fund Shares                1.07%     4.50%     2.38%
Credit Suisse First Boston High Yield Index(2)                              2.26%     9.82%     6.33%(3)
 (reflects no deduction for fees, expenses, or taxes)
Merrill Lynch High Yield Master II Index(2)                                 2.74%     8.39%     5.21%(3)
 (reflects no deduction for fees, expenses, or taxes)



(1)  The Class Y shares were first offered on 5/3/99.

(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

(3) Represents total returns for the period 4/30/99-12/31/05, to correspond with the Class Y period shown.


[SIDENOTE]


The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

                                                                 HIGH YIELD FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                                        CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
 (as a % of offering price)                                                none
Maximum Deferred Sales Charge                                              none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a% of average net assets)
Management Fees
(See "Management")                                                         0.60%
Other Expenses                                                             0.27%
Total Operating Expenses                                                   0.87%


================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


SHARE CLASS                         1 YEAR      3 YEARS     5 YEARS    10 YEARS
Class Y Shares                    $       89  $      278   $     482  $    1,073


Your expenses would be the same if you did not redeem your shares.

[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                              LIMITED DURATION U.S. GOVERNMENT &
                                           GOVERNMENT SPONSORED ENTERPRISES FUND

GOAL

     The Fund's investment objective is to seek a high level of income from a portfolio consisting primarily of limited duration U.S. Government securities. The Fund is not a money market fund.

PRINCIPAL STRATEGY

     To pursue its goal, the Fund primarily invests in short- and intermediate-duration U.S. Government securities, and securities issued or guaranteed by government sponsored enterprises, which the Fund expects will produce a high level of income. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and certain obligations issued or guaranteed by U.S. Government agencies and U.S. government sponsored enterprises (including mortgage-related securities), such as:

     -  FEDERAL HOME LOAN BANK
     -  FEDERAL HOME LOAN MORTGAGE CORPORATION
     -  FEDERAL NATIONAL MORTGAGE ASSOCIATION
     -  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION

     The Fund will provide shareholders with at least 60 days' notice of any change in this policy.


     The Fund may invest its remaining assets in various types of fixed income securities, including debt securities rated investment grade at the time of purchase, asset-backed securities and cash equivalents.


     The Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Duration is a mathematical concept that measures a portfolio's exposure to interest rate changes. The longer a portfolio's duration, the more sensitive it is to interest rate risk. The shorter a portfolio's duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent

[SIDENOTE]

WE OR THE FUND OR LIMITED DURATION U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES (GSE) FUND refers to the Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund, a series or portfolio of the Trust.

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

                                              LIMITED DURATION U.S. GOVERNMENT &
                                           GOVERNMENT SPONSORED ENTERPRISES FUND

     if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point. The Fund expects to maintain its average duration range between one and four years.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of your investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline. The Fund does not attempt to maintain a stable net asset value.

     Although certain U.S. Government securities in which the Fund invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements. The Fund generally invests a substantial portion of its assets in securities issued or guaranteed by various government sponsored enterprises. Some of these securities, such as those issued by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government (i.e., the payment of principal and interest on those securities is unconditionally guaranteed by the U.S. Government). Others are not guaranteed by the U.S. Government, but are supported only by the credit of the government sponsored enterprise itself and the discretionary authority of the U.S. Treasury to purchase the enterprise's obligations, such as securities of the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and the Federal Home Loan Bank.There is no assurance that the U.S. Government will provide financial support to government sponsored enterprises that are not supported by the full faith and credit of the U.S. Government.

     The mortgage-related securities in which the Fund may invest may be particularly sensitive to changes in

                                              LIMITED DURATION U.S. GOVERNMENT &
                                           GOVERNMENT SPONSORED ENTERPRISES FUND

     prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The rate of prepayments on underlying mortgages also will affect the price and volatility of a mortgage-related security.


     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

                                              LIMITED DURATION U.S. GOVERNMENT &
                                           GOVERNMENT SPONSORED ENTERPRISES FUND


                                                      Symbol:  Class Y - LLDYX


PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.

[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS Y SHARES
--------------------------------------------------------------------------------

2005            +1.3%

BEST QUARTER 2nd Q '05     +1.5%
WORST QUARTER 1st Q '05    -0.4%


     The table below shows how the average annual total returns of the Fund's Class Y shares compare to those of a broad-based securities market index.

                                              LIMITED DURATION U.S. GOVERNMENT &
                                           GOVERNMENT SPONSORED ENTERPRISES FUND

     The after-tax returns of Class Y shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005
--------------------------------------------------------------------------------


                                                                          LIFE OF
SHARE CLASS                                                     1 YEAR    FUND(1)
Class Y Shares                                                    1.28%      1.14%
 Return Before Taxes
Return After Taxes on Distributions                              -0.14%     -0.26%
Return After Taxes on Distributions and                           0.83%      0.17%
 Sale of Fund Shares
Lehman Brothers Intermediate Government Bond Index(2)
 (reflects no deduction of fees, expenses or taxes)               1.68%      1.20%



(1)  The inception date of Class Y shares is 10/19/04.
(2) The performance of the unmanaged index is not necessarily representative of the Fund's performance.


[SIDENOTE]


The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

                                              LIMITED DURATION U.S. GOVERNMENT &
                                           GOVERNMENT SPONSORED ENTERPRISES FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                                         CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
 (as a % of offering price)                                                 none
Maximum Deferred Sales Charge                                               none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees
 (See "Management")                                                         0.40%
Other Expenses                                                              0.31%
Total Operating Expenses                                                    0.71%
Expense Reimbursement(1)                                                   (0.16)%
Net Expenses(1)                                                             0.55%


(1) These amounts have been restated from fiscal year amounts to reflect estimated current fees and expenses.
(2) For the year ending November 30, 2006, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses so that the Fund's Net Expenses do not exceed an aggregate annual rate of 0.55% of average daily net assets for Class Y shares.

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


SHARE CLASS                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class Y Shares                             $   56   $   211   $   379   $    867


Your expenses would be the same if you did not redeem your shares.

[SIDENOTE]

MANAGEMENT FEES ARE PAYABLE TO Lord Abbett for the Fund's investment management.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                               TOTAL RETURN FUND

GOAL

     The investment objective of the Fund is to seek income and capital appreciation to produce a high total return.

PRINCIPAL STRATEGY


     Under normal circumstances, the Fund invests primarily in the following fixed income securities: U.S. Government securities; mortgage-related securities; INVESTMENT GRADE DEBT SECURITIES, including those issued by non-U.S. entities but denominated in U.S. dollars (known as "Yankees"); HIGH-YIELD DEBT SECURITIES (sometimes called "lower-rated bonds" or "junk bonds"); and securities issued by non-U.S. entities and denominated in currencies other than the U.S. dollar. Investments in high-yield debt and non-U.S. debt denominated in foreign currencies are each limited to 20% of the Fund's net assets. The Fund also may use foreign currency forward contracts and options to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Under some circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts.

     The Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Duration is a mathematical concept that measures a portfolio's exposure to interest rate changes. The longer a portfolio's duration, the more sensitive it is to interest rate risk. The shorter a portfolio's duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point. The Fund expects to maintain its average duration range within two years of the bond market's duration as measured by the Lehman Brothers Aggregate Bond Index (currently approximately four and one-half years).


[SIDENOTE]

WE OR THE FUND OR TOTAL RETURN FUND refers to Lord Abbett Total Return Fund, a portfolio or series of the Trust.

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. The Fund strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

INVESTMENT GRADE DEBT SECURITIES are debt securities that are rated within the four highest grades assigned by Moody's Investor Service, Inc. (Aaa, Aa, A,
Baa), Standard & Poor's Ratings Services (AAA, AA, A, BBB) or Fitch Investors Service (AAA, AA, A, BBB) (each a "Rating Agency") or are unrated but determined by Lord Abbett to be of comparable quality.

HIGH-YIELD DEBT SECURITIES (sometimes called "lower rated bonds" or "junk bonds") are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. High-yield debt securities have a higher risk of default than investment grade debt securities, and their prices are much more volatile. The market for high-yield debt securities may also be less liquid.

                                                               TOTAL RETURN FUND

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of an investment in the Fund will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of debt securities are likely to decline, and when interest rates fall, the prices of debt securities tend to rise.

     The mortgage- and asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The rate of prepayments on underlying mortgages also will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

     The lower-rated bonds in which the Fund may invest involve greater risks than higher-rated bonds. First, there is a greater risk that the bond's issuer will not make payments of interest and principal payments when due. Some issuers may default as to principal and/or interest payments after the Fund purchases their securities. Second, the market for high-yield bonds generally is less liquid than the market for higher-rated securities. Third, during periods of uncertainty or market turmoil, prices of high-yield bonds generally decline. These risks may result in losses to the Fund.

                                                               TOTAL RETURN FUND

     The Fund's investments in foreign securities may present increased market, liquidity, currency, political, information, and other risks.

     With respect to foreign currency transactions in which the Fund may engage, there is no guarantee that they will be successful. Although such transactions will be used primarily to attempt to protect the Fund from adverse currency movements, their use involves the risk that Lord Abbett will not accurately predict currency movements. As a result, the Fund may experience significant losses or see its return reduced. In addition, it may be difficult or impractical to hedge currency risk in many emerging countries.


     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

                                    TOTAL RETURN FUND Symbol:  Class Y - LTRYX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.

[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS Y SHARES
--------------------------------------------------------------------------------

1999           +0.7%
2000          +13.0%
2001           +9.5%
2002           +9.2%
2003           +5.4%
2004           +4.6%
2005           +2.7%

BEST QUARTER 3rd Q '01     +4.8%
WORST QUARTER 2nd Q '04    -2.3%

================================================================================

                                                               TOTAL RETURN FUND

     The table below shows how the average annual total returns of the Fund's Class Y shares compare to those of two broad-based securities market indices.

     The after-tax returns of Class Y shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005
--------------------------------------------------------------------------------


                                                                                     LIFE OF
SHARE CLASS                                                     1 YEAR    5 YEARS    FUND(1)
Class Y Shares
 Return Before Taxes                                              2.67%      6.24%      6.38%
 Return After Taxes on Distributions                              1.12%      4.26%      4.18%
 Return After Taxes on Distributions and Sale of Fund Shares      1.72%      4.15%      4.11%
Lehman Brothers
 Aggregate Bond Index(2)                                          2.43%      5.87%      5.69%(3)
 (reflects no deduction for fees, expenses, or taxes)
Lehman Brothers
 U.S. Universal Index(2)                                          2.72%      6.26%      6.00%(3)
 (reflects no deduction for fees, expenses, or taxes)


(1)  The date of inception of Class Y shares is 12/14/98.
(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance.
(3) Represents total returns for the period 12/31/98 to 12/31/05, to correspond with the Class Y period shown.

[SIDENOTE]


The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

                                                               TOTAL RETURN FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                                         CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
 (as a % of offering price)                                                 none
Maximum Deferred Sales Charge                                               none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees
 (See "Management")                                                         0.45%
Other Expenses                                                              0.38%
Total Operating Expenses                                                    0.83%
Expense Reimbursement(1)                                                   (0.28)%
Net Expenses(1)                                                             0.55%



(1) For the year ending November 30, 2006, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses so that the Fund's Net Expenses do not exceed an aggregate annual rate of 0.55% of average daily net assets for Class Y shares.


================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


SHARE CLASS                                 1 YEAR  3 YEARS   5 YEARS   10 YEARS
Class Y Shares                              $   56  $   237   $   433   $    999


Your expenses would be the same if you did not redeem your shares.

[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                               U.S. GOVERNMENT &
                                           GOVERNMENT SPONSORED ENTERPRISES FUND

GOAL

     The Fund's investment objective is high current income consistent with reasonable risk. By reasonable risk we mean that the volatility the Fund is expected to have over time will approximate that of the Lehman Brothers Government Bond Index.

PRINCIPAL STRATEGY

     To pursue its goal, the Fund primarily invests in U.S. Government securities, and securities issued or guaranteed by government sponsored enterprises, which the Fund expects will produce high current income consistent with reasonable risk. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in obligations issued by the U.S. Treasury and certain obligations issued or guaranteed by U.S. Government agencies and U.S. government sponsored enterprises (including mortgage-related securities), such as:

     - FEDERAL HOME LOAN BANK
     - FEDERAL HOME LOAN MORTGAGE CORPORATION
     - FEDERAL NATIONAL MORTGAGE ASSOCIATION
     - FEDERAL FARM CREDIT BANK
     - GOVERNMENT NATIONAL MORTGAGE ASSOCIATION

     The Fund will provide shareholders with at least 60 days' notice of any change in this policy.

     The Fund attempts to manage, but not eliminate, interest rate risk through its management of the average duration of the securities it holds in its portfolio. Duration is a mathematical concept that measures a portfolio's exposure to interest rate changes. The longer a portfolio's duration, the more sensitive it is to interest rate risk. The shorter a portfolio's duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two

[SIDENOTE]

WE OR THE FUND OR U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES (GSE) FUND refers to the Lord Abbett U.S. Government & Government Sponsored Enterprises Fund, a portfolio or series of the Trust.

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

                                                               U.S. GOVERNMENT &
                                           GOVERNMENT SPONSORED ENTERPRISES FUND

     years would be expected to fall approximately two percent if interest rates rose by one percentage point. The Fund expects to maintain its average duration range between three and eight years.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of your investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline. The Fund does not attempt to maintain a stable net asset value.

     Although certain U.S. Government securities in which the Fund invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements. The Fund generally invests a substantial portion of its assets in securities issued or guaranteed by various government sponsored enterprises. Some of these securities, such as those issued by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government (i.e., the payment of principal and interest on those securities is unconditionally guaranteed by the U.S. Government). Others are not guaranteed by the U.S. Government, but are supported only by the credit of the government sponsored enterprise itself and the discretionary authority of the U.S. Treasury to purchase the enterprise's obligations, such as securities of the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and the Federal Home Loan Bank. Others, such as the Federal Farm Credit Bank, are supported only by the credit of the government sponsored enterprise itself. There is no assurance that the U.S. Government will provide financial support to government sponsored enterprises that are not supported by the full faith and credit of the U.S. Government.

     The mortgage-related securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates. Like other debt securities, when

                                                               U.S. GOVERNMENT &
                                           GOVERNMENT SPONSORED ENTERPRISES FUND

     interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The rate of prepayments on underlying mortgages also will affect the price and volatility of a mortgage-related security.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

                                                               U.S. GOVERNMENT &
                                           GOVERNMENT SPONSORED ENTERPRISES FUND


                                                      Symbol:  Class Y - LAUYX


PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.

[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS Y SHARES
--------------------------------------------------------------------------------

2005            +2.6%

BEST QUARTER 2nd Q '05      +3.0%
WORST QUARTER 3rd Q '05     -0.9%


     The table below shows how the average annual total returns of the Fund's Class Y shares compare to those of a broad-based securities market index.

                                                               U.S. GOVERNMENT &
                                           GOVERNMENT SPONSORED ENTERPRISES FUND

     The after-tax returns of Class Y shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005
--------------------------------------------------------------------------------


                                                                          LIFE OF
SHARE CLASS                                                    1 YEAR     FUND(1)
Class Y Shares
 Return Before Taxes                                              2.61%      2.52%
 Return After Taxes on Distributions                              1.14%      1.06%
 Return After Taxes on Distributions and Sale of Fund Shares      1.68%      1.31%
Lehman Brothers Government Bond Index(2)                          2.65%      2.13%
 (reflects no deduction of fees, expenses or taxes)



(1)  The inception date of Class Y shares is 10/19/04.
(2) The performance of the unmanaged index is not necessarily representative of the Fund's performance.


[SIDENOTE]


The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

                                                               U.S. GOVERNMENT &
                                           GOVERNMENT SPONSORED ENTERPRISES FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                                         CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
 (as a % of offering price)                                                 none
Maximum Deferred Sales Charge                                               none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)(1)
Management Fees
 (See "Management")                                                         0.50%
Other Expenses                                                              0.20%
Total Operating Expenses                                                    0.70%
Expense Reimbursement(1)                                                   (0.05)%
Net Expenses(1)                                                             0.65%


(1) These amounts have been restated from fiscal year amounts to reflect estimated current fees and expenses.
(2) For the year ending November 30, 2006, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses so that the Fund's Net Expenses do not exceed an aggregate annual rate of 0.65% of average daily net assets for Class Y shares.

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


SHARE CLASS                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class Y Shares                             $   66   $   219   $   385   $    866


Your expenses would be the same if you did not redeem your shares.

[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

ADDITIONAL INVESTMENT INFORMATION

     This section describes some of the investment techniques that might be used by each Fund and the Income Strategy Fund's, Balanced Strategy Fund's and World Growth & Income Strategy Fund's underlying funds and some of the risks associated with those techniques.

     ADJUSTING INVESTMENT EXPOSURE. Each Fund and each of the underlying funds will be subject to risks associated with investments. Each Fund and the underlying funds may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, each Fund and the underlying funds may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with a Fund's or underlying fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses.

     EQUITY SECURITIES. Some of the underlying funds and the Convertible Fund may invest in equity securities. The High Yield Fund may invest up to 20% of its net assets in equity securities. Equity securities may include common stocks, preferred stocks, convertible preferred stocks, warrants, and similar instruments. Common stocks, the most familiar type, represent an ownership interest in a company. The value of equity securities fluctuates based on changes in a company's financial condition, and on market and economic conditions.

     CONVERTIBLE SECURITIES. Certain of the Funds and underlying funds may invest in convertible bonds and convertible preferred stocks. These investments tend to be more volatile than debt securities, but tend to be less volatile and produce more income than their underlying common stocks. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

     DEPOSITARY RECEIPTS. Certain of the Funds and underlying funds may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information and other risks.

     EMERGING COUNTRIES. The International Core Equity Fund and International Opportunities Fund (each an underlying fund of World Growth & Income Strategy Fund) may invest in emerging country securities. Consistent with their investment objectives and policies, certain of the Funds and other underlying funds may from time to time invest in emerging country securities. Lord Abbett considers emerging markets to be those included in the MSCI Emerging Markets Free Index. The securities markets of emerging countries tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions.

     FOREIGN CURRENCY TRANSACTIONS. In accordance with their investment objectives and policies, certain of the Funds and underlying funds may from time to time engage in various types of foreign currency exchange transactions to seek to hedge against the risk of loss from changes in currency exchange rates. The Funds and underlying funds may employ a variety of investments and techniques, including spot and forward foreign currency exchange transactions, currency swaps, listed or over-the-counter
     (OTC) options on currencies, and currency futures and options on currency futures. Currently, Funds and the underlying funds generally do not intend to hedge most currency risks.

     There is no guarantee that these hedging activities will be successful, and they may result in losses. Although the Funds and underlying funds may use foreign currency transactions to hedge against adverse currency movements, foreign currency transactions involve the risk that anticipated currency movements will not be accurately predicted and that the Funds and underlying funds hedging strategies will be ineffective. To the extent that the Funds and underlying funds, hedge against anticipated currency movements that do not occur, a Fund may realize losses. Foreign currency transactions may subject the Funds and underlying funds to the risk that the counterparty will be unable to honor its financial obligation to the Funds and underlying funds, and the risk that relatively small market movements may result in large changes in the value of a foreign currency instrument. If the Fund or underlying fund cross-hedges, the the Fund or underlying funds will face the risk that the foreign currency instrument purchased may not correlate as expected with the position being hedged. Also, it may be difficult or impractical to hedge currency risk in many emerging countries.

     FOREIGN SECURITIES. Convertible Fund, Core Fixed Income Fund, Total Return Fund, High Yield Fund and certain of the underlying funds may invest in foreign securities. Foreign securities may pose greater risk than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. As a result, there may be less information publicly available about foreign companies than most U.S. companies. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher, in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Each Fund, as well as certain of the underlying funds, may enter into financial futures contracts and options thereon for bona fide hedging purposes or to pursue risk management strategies. These transactions involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or in the over-the-counter market ("OTC"). Such Funds may not purchase or sell futures contracts or options on futures contracts on a CFTC-regulated exchange for non-bona fide hedging purposes if the aggregated initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

     RISKS OF OPTIONS AND FUTURES. Fund and underlying fund transactions in futures, options on futures and other options, if any, involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and a Fund's assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an OTC contract will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions.


     LISTED OPTIONS ON SECURITIES. In accordance with their investment objectives and policies, certain of the Funds and underlying funds may purchase and write national securities exchange-listed put and call options on securities or securities indices. The Funds and underlying funds may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). A "call option" is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Funds and underlying funds may write covered call options with respect to securities in its portfolio in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by an underlying fund is covered when, among other things, the Fund or underlying fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The Funds and each underlying fund will not purchase an option if, as a result of such purchase, more than 10% of its net assets would be invested in premiums for such options. A Fund or underlying fund may only sell (write) covered put options to the extent that cover for such options does not exceed 15% of its net assets. A Fund or underlying fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of its net assets at the time an option is written.


     MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. Certain of the Funds and certain of the underlying funds may invest extensively in mortgage-related securities and also may invest in other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The value of these securities is extremely sensitive to changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Early repayment of principal on some mortgage-related securities may deprive an underlying fund of income payments above current market rates. The rate of prepayments on underlying mortgages also will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.


     PORTFOLIO TURNOVER RATE. Core Fixed Income Fund, Total Return Fund, High Yield Fund, Limited Duration U.S. Government & Government Sponsored Enterprises Fund, and U.S. Government & Government Sponsored Enterprises Fund may engage in active and frequent trading of their portfolio securities to achieve their principal investment strategies and can be expected to have a portfolio turnover rate substantially in excess of 100%. For the fiscal year ended November 30, 2005, the portfolio turnover rate for the Core Fixed Income Fund was 416.16%; the portfolio turnover rate for the Total Return Fund was 420.64%; and the portfolio turnover rate for the High Yield Fund was 122.46%. For the same period, the portfolio turnover rates for the Limited

     Duration U.S. Government & Government Sponsored Enterprises Fund and U.S. Government & Government Sponsored Enterprises Fund were 295.07% and 485.03%, respectively. This rate varies from year to year. High portfolio turnover may increase transaction costs, may increase capital gains taxes and may adversely impact performance.


     SUPRANATIONAL ORGANIZATIONS. In accordance with their investment objectives and policies, certain underlying funds may invest in these entities which are designed or supported by one or more governments or governmental agencies to promote economic development. Examples include the Asian Development Bank, the European Coal and Steel Community, the European Community and the World Bank.


     SWAP AND SIMILAR TRANSACTIONS. Certain underlying funds and each Fund except the U.S. Government & Government Sponsored Enterprises Fund may enter into swap transactions for hedging or for investment purposes. A swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or "notional" amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified securities or indices. The Funds may enter into swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates.

     Certain underlying funds and each Fund except the U.S. Government & Government Sponsored Enterprises Fund also may purchase or sell interest rate caps, floors and collars. The purchaser of an interest rate cap is entitled to receive payments only to the extent that a specified index exceeds a predetermined interest rate. The purchaser of an interest floor is entitled to receive payments only to the extent that a specified index is below a predetermined interest rate. A collar effectively combines a cap and a floor so that the purchaser receives payments only when market interest rates are within a specified range of interest rates.

     The use of these transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If Lord Abbett is incorrect in its forecasts of the interest rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of a Fund may be less favorable than it would have been if the Fund had not entered into them.

     Because these arrangements are bi-lateral agreements between a Fund and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Funds. However, a Fund's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Fund is required to pay exceed the value of the payments that its counterparty is required to make. The Fund segregates liquid assets equal to any difference between that excess and the amount of collateral that it is required to provide. Conversely, the Fund requires its counterparties to provide collateral on a comparable basis except in those instances in which Lord Abbett is satisfied with the claims paying ability of the counterparty without such collateral.

     It is not currently expected that these transactions will be a principal strategy of the Funds.

     TEMPORARY DEFENSIVE INVESTMENTS. At times each Fund and each underlying fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities. These investments could reduce the benefit from any upswing in the market and prevent a Fund from achieving its investment objective.

     INFORMATION ON PORTFOLIO HOLDINGS. The Funds' Annual and Semiannual Reports, which are sent to shareholders and filed with the Securities and Exchange Commission ("SEC"), contain information about the Funds' portfolio holdings, including a complete schedule of holdings. Each Fund also files its complete schedule of portfolio holdings with the SEC on Form N-Q as of the end of its first and third fiscal quarters.

     In addition, on or about the first day of the second month following each calendar quarter-end, each Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. Each Fund also may make publicly available Fund commentaries or fact sheets containing a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, among other things, and/or performance attribution information within 30 days following the end of each calendar quarter for which such information is made available. This information will remain available until the schedule, commentary, fact sheet or performance attribution information for the next quarter is publicly available. You may view this information for the most recently ended calendar quarter at WWW.LORDABBETT.COM or request a copy at no charge by calling Lord Abbett at 800-821-5129.

     For more information on the Funds' policies and procedures with respect to the disclosure of their portfolio holdings and ongoing arrangements to make available such information on a selective basis to certain third parties, please see "Investment Policies - Policies and

     Procedures Governing the Disclosure of Portfolio Holdings" in the Statement of Additional Information.


MANAGEMENT

     BOARD OF TRUSTEES. The Board oversees the management of the business and affairs of the Funds. The Board meets regularly to review the Funds' portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board. More than 75 percent of the members of each Board are independent of Lord Abbett.


     INVESTMENT ADVISER. The Funds' investment adviser is Lord, Abbett & Co. LLC, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $104 billion in 54 funds and other advisory accounts as of January 31, 2006.

     Lord Abbett is entitled to an annual management fee based on each Fund's average daily net assets. Each fee is calculated daily and payable monthly.

     Lord Abbett is entitled to an annual management fee of .10 of 1% of the INCOME STRATEGY FUND, BALANCED STRATEGY FUND and WORLD GROWTH & INCOME STRATEGY FUNDS' average daily net assets. Lord Abbett has contractually agreed to waive its fee for these Funds for the fiscal year ending November 30, 2006. For the fiscal year ending November 30, 2005, Lord Abbett contractually waived its fee for these Funds.

     Lord Abbett is entitled to an annual management fee based on the CONVERTIBLE FUND'S average daily net assets. The management fee is calculated daily and payable monthly at the following annual rate:

        .70 of 1% of the first $1 billion of average daily net assets, .65 of 1% of the next $1 billion, and .60 of 1% of the Fund's assets over $2 billion.

     Based on this calculation, the fee paid to Lord Abbett for the fiscal year ended November 30, 2005 was at an effective rate of .70 of 1% of the Convertible Fund's average daily net assets.

     Lord Abbett is entitled to an annual management fee for the CORE FIXED INCOME FUND and the TOTAL RETURN FUND based on each Fund's respective average daily net assets. The management fees are calculated daily and payable monthly, at the following annual rates:

        0.45 of 1% of the first $1 billion in assets,
        0.40 of 1% of the next $1 billion, and
        0.35 of 1% on each Fund's assets over $2 billion.

     Based on this calculation, the fees paid to Lord Abbett for the fiscal year ended November 30, 2005, by the Core Fixed Income Fund and Total Return Fund were at an effective annual rate of 0.45 of 1% for each Fund.

     Lord Abbett is entitled to an annual management fee based on the HIGH YIELD FUND'S average daily net assets. The management fee is calculated daily and payable monthly at the following annual rates:

        .60 of 1% of the first $1 billion of average daily net assets, .55 of 1% of the next $1 billion, and .50 of 1% of the Fund's average daily net assets over $2 billion.

     Prior to December 1, 2005, Lord Abbett was entitled to an annual management fee of .60 of 1% of the High Yield Fund's average daily net assets. For the fiscal year ended November 30, 2005, the management fee paid to Lord Abbett was at a rate of .60 of 1% of average daily net assets of High Yield Fund.

     Lord Abbett is entitled to an annual management fee based on the LIMITED DURATION U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND'S average daily net assets. The management fee is calculated daily and payable monthly at the following annual rates:

        .40 of 1% of the first $1 billion of average daily net assets, .35 of 1% of the next $1 billion, and .30 of 1% on the Fund's assets over $2 billion.

     Based on this calculation, the management fee paid to Lord Abbett for the fiscal year ended November 30, 2005 was at an effective rate of .40 of 1% of the Limited Duration U.S. Government & Government Sponsored Enterprises Fund's average daily net assets.

     Lord Abbett is entitled to an annual management fee based on the U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND'S average daily net assets. The management fee is calculated daily and payable monthly, at the following annual rates:

        .50 of 1% of the first $3 billion of average daily net assets, and .45 of 1% of the Fund's assets over $3 billion.

     Based on this calculation, the fee paid to Lord Abbett for the fiscal year ended November 30, 2005 was at an effective rate of .50 of 1% of the U.S. Government & Government Sponsored Enterprises Fund's average daily net assets.

     In addition, Lord Abbett provides certain administrative services to each Fund for a fee at the annual rate of .04 of 1% of each Fund's average daily net assets, with the exception of Income Strategy Fund, Balanced Strategy Fund, and World Growth & Income Strategy Fund, which pay no such fee. Each Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Funds, see the Statement of Additional Information.

     Each year in December the Board considers whether to approve the continuation of the existing management and administrative services agreements between each Fund and Lord Abbett. A discussion regarding the basis for the Board's approval will be available in the Funds'

     Semiannual Report to Shareholders for the six-month period ending the following May.

     INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage each Fund's investments. The Statement of Additional Information contains additional information about the managers' compensation, other accounts managed by them and their ownership of Fund shares.


     INCOME STRATEGY FUND, BALANCED STRATEGY FUND AND WORLD GROWTH & INCOME STRATEGY FUND. Lord Abbett's Asset Allocation Committee oversees and reviews the allocation and investment of each Fund's assets in the underlying funds.


     The Asset Allocation Committee consists of the following members: Robert G. Morris, Partner and Chief Investment Officer; Robert I. Gerber, Partner and Director of Taxable Fixed Income Management; Christopher J. Towle, Partner and Investment Manager; and Harold E. Sharon, Investment Manager and Director of International Core Equity. Mr. Morris, Mr. Gerber, and Mr. Towle each joined Lord Abbett in 1991, 1997, and 1987, respectively. Mr. Sharon joined Lord Abbett in 2003. From 2001 to 2003 he worked as a consultant for various financial and venture capital companies; prior thereto, Mr. Sharon served as Managing Director of Warburg Pincus Asset Management and Credit Suisse Asset Management. Mr. Morris, Mr. Gerber, Mr. Towle and Mr. Sharon are jointly and primarily responsible for the day-to-day management of the Funds.


     CONVERTIBLE FUND. Christopher J. Towle, Partner and Investment Manager, heads the team. Mr. Towle, who joined Lord Abbett in 1987, holds a Chartered Financial Analyst designation and has been in the investment business since 1980. A senior member of the team is Maren Lindstrom, Partner and Fixed Income Investment Manager, who joined Lord Abbett in 2000. Mr. Towle and Ms. Lindstrom are jointly and primarily responsible for the day-to-day management of the Fund.

     CORE FIXED INCOME FUND, TOTAL RETURN FUND, LIMITED DURATION U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND, AND U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND. Robert I. Gerber, Partner and Director of Taxable Fixed Income Management, heads the team and is primarily responsible for the day-to-day management of the Funds. Mr. Gerber joined Lord Abbett in 1997. The other senior team members are Walter H. Prahl and Robert A. Lee. Mr. Prahl, Partner and Director of Quantitative Research, Taxable Fixed Income, joined Lord Abbett in 1997. Mr. Lee, Partner and Fixed Income Investment Manager, joined Lord Abbett in 1997.

     HIGH YIELD FUND. Christopher J. Towle, Partner and Investment Manager, heads the team and is primarily responsible for the day-to-day management of the Fund. Mr. Towle has been with Lord Abbett since 1987. Michael S. Goldstein, Partner and Fixed Income Investment Manager, is a senior team member and has been with Lord Abbett since 1997.

                                                      STRATEGIC ALLOCATION FUNDS

PAST PERFORMANCE OF UNDERLYING FUNDS FOR INCOME STRATEGY FUND AND WORLD GROWTH & INCOME STRATEGY FUND

     The performance information shown below is provided to illustrate the past performance of the underlying funds in which the Income Strategy Fund and World Growth & Income Strategy Fund may invest. Such performance information does not represent the performance of the Funds, which commenced operations in 2005. Investors should realize that this past performance data is not an indication of the future performance of the Funds.

     The bar charts and tables below provide some indication of the risks of the Funds' investing in the underlying funds by illustrating the variability of the underlying funds' returns. Each assumes reinvestment of dividends and distributions. The underlying funds' past performance, before and after taxes, is not necessarily an indication of how the underlying funds will perform in the future.


     The bar charts show changes in the performance of the underlying funds' Class Y shares from calendar year to calendar year. Performance for the Class Y shares is shown because the Income Strategy Fund and World Growth & Income Strategy Fund will invest in such shares. Performance for the Value Opportunities Fund is not shown because the fund has less than one year of performance.

                                                      STRATEGIC ALLOCATION FUNDS

[CHART]

AFFILIATED FUND
================================================================================
BAR CHART (PER CALENDAR YEAR) - CLASS Y SHARES
--------------------------------------------------------------------------------

1999                          +17.2%
2000                          +15.6%
2001                           -7.6%
2002                          -18.4%
2003                          +31.3%
2004                          +13.0%
2005                           +3.6%

BEST QUARTER 2nd Q '03        +18.3%
WORST QUARTER 3rd Q '02       -19.6%

================================================================================

[CHART]

GROWTH OPPORTUNITIES FUND
================================================================================
BAR CHART (PER CALENDAR YEAR) - CLASS Y SHARES
--------------------------------------------------------------------------------

1999                          +58.6%
2000                           -3.6%
2001                          -12.3%
2002                          -25.1%
2003                          +34.2%
2004                          +12.0%
2005                           +4.5%

BEST QUARTER 4th Q '99        +46.4%
WORST QUARTER 3rd Q '01       -20.7%

================================================================================

[CHART]

LARGE-CAP CORE FUND
================================================================================
BAR CHART (PER CALENDAR YEAR) - CLASS Y SHARES
--------------------------------------------------------------------------------

2000                          +16.0%
2001                           -9.9%
2002                          -19.2%
2003                          +31.6%
2004                          +12.3%
2005                           +1.9%

BEST QUARTER 2nd Q '03        +18.7%
WORST QUARTER 3rd Q '02       -19.2%

================================================================================

                                                      STRATEGIC ALLOCATION FUNDS

[CHART]

LARGE-CAP GROWTH FUND
================================================================================
BAR CHART (PER CALENDAR YEAR) - CLASS Y SHARES
--------------------------------------------------------------------------------

2000                          -23.0%
2001                          -29.5%
2002                          -35.6%
2003                          +27.8%
2004                           +3.5%
2005                           +8.2%

BEST QUARTER 4th Q '01        +18.6%
WORST QUARTER 1st Q '01       -25.7%

================================================================================

[CHART]

INTERNATIONAL CORE EQUITY FUND
================================================================================
BAR CHART (PER CALENDAR YEAR) - CLASS Y SHARES
--------------------------------------------------------------------------------

2004                          +14.6%
2005                          +17.6%

BEST QUARTER 4th Q '04        +15.0%
WORST QUARTER 2nd Q '04        -0.9%

================================================================================

[CHART]

INTERNATIONAL OPPORTUNITIES FUND
================================================================================
BAR CHART (PER CALENDAR YEAR) - CLASS Y SHARES
--------------------------------------------------------------------------------

1998                          +15.8%
1999                          +27.8%
2000                          -23.2%
2001                          -30.9%
2002                          -21.7%
2003                          +43.2%
2004                          +21.0%
2005                          +25.8%

BEST QUARTER 1st Q '98        +23.8%
WORST QUARTER 4th Q '00       -23.2%

================================================================================

                                                      STRATEGIC ALLOCATION FUNDS

[CHART]

AMERICA'S VALUE FUND
================================================================================
BAR CHART (PER CALENDAR YEAR) - CLASS Y SHARES
--------------------------------------------------------------------------------

2002                           -7.4%
2003                          +22.3%
2004                          +17.2%
2005                           +4.0%

BEST QUARTER 4th Q '03        +12.7%
WORST QUARTER 3rd Q '02       -13.1%

================================================================================

[CHART]

HIGH YIELD FUND
================================================================================
BAR CHART (PER CALENDAR YEAR) - CLASS Y SHARES
--------------------------------------------------------------------------------

2000                           -2.8%
2001                           +5.5%
2002                           +0.4%
2003                          +22.1%
2004                          +10.8%
2005                           +1.5%

BEST QUARTER 2nd Q '03         +8.4%
WORST QUARTER 3rd Q '01        -4.0%

================================================================================

[CHART]

LIMITED DURATION U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND
================================================================================
BAR CHART (PER CALENDAR YEAR) - CLASS Y SHARES
--------------------------------------------------------------------------------

2005                           +1.3%

BEST QUARTER 2nd Q '05         +1.5%
WORST QUARTER 1st Q '05        -0.4%

================================================================================

                                                      STRATEGIC ALLOCATION FUNDS

[CHART]

TOTAL RETURN FUND
================================================================================
BAR CHART (PER CALENDAR YEAR) - CLASS Y SHARES
--------------------------------------------------------------------------------

1999                           +0.7%
2000                          +13.0%
2001                           +9.5%
2002                           +9.2%
2003                           +5.4%
2004                           +4.6%
2005                           +2.7%

BEST QUARTER 3rd Q '01         +4.8%
WORST QUARTER 2nd Q '04        -2.3%

================================================================================

     The tables below show how the average annual total returns of the underlying funds' Class Y shares compare to those of one or more broad based securities market indices.


     The after-tax returns of Class Y shares included in the tables below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                                                      STRATEGIC ALLOCATION FUNDS

AFFILIATED FUND
================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005

--------------------------------------------------------------------------------


                                                                                    LIFE OF
SHARE CLASS                                                     1 YEAR   5 YEARS    FUND(1)
Class Y Shares                                                    3.61%     2.98%      6.47%
 Return Before Taxes
 Return After Taxes on Distributions                              1.84%     1.66%      4.16%
 Return After Taxes on Distributions and Sale of Fund Shares      3.60%     1.93%      4.28%
S&P 500(R) Index(2)
 (reflects no deduction for fees, expenses, or taxes)             4.91%     0.54%      3.26%
S&P 500/Citigroup Value Index(2)(3)
 (reflects no deduction for fees, expenses, or taxes)             5.82%     2.43%      4.33%
Russell 1000(R) Value Index(2)
 (reflects no deduction for fees, expenses, or taxes)             7.05%     5.28%      5.75%



(1)  The date of inception for Class Y shares is 3/27/98.
(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance.
(3) The S&P 500/Citigroup Value Index, which was formerly named S&P 500/Barra Value Index, recently experienced some adjustments in the methodology used for performance reporting purposes.


[SIDENOTE]


The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

                                                      STRATEGIC ALLOCATION FUNDS

GROWTH OPPORTUNITIES FUND
================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005

--------------------------------------------------------------------------------


                                                                                   LIFE OF
SHARE CLASS                                                     1 YEAR   5 YEARS   FUND(1)
Class Y Shares
 Return Before Taxes                                              4.54%     0.64%    11.21%
 Return After Taxes on Distributions                              4.08%     0.55%    11.07%
 Return After Taxes on Distributions and Sale of Fund Shares      3.58%     0.55%     9.88%
Russell Midcap(R) Growth Index(2)
 (reflects no deduction for fees, expenses or taxes)             12.10%     1.38%     8.94%
S&P MidCap 400/Citigroup Growth Index(2)(3)
 (reflects no deduction for fees, expenses or taxes)             13.57%     4.75%    13.67%


(1)  The date of inception for Class Y shares is 10/15/98.
(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

(3) The S&P MidCap 400/Citigroup Growth Index, which was formerly named S&P MidCap 400/Barra Growth Index, recently experienced some adjustments in the methodology used for performance reporting purposes.

                                                      STRATEGIC ALLOCATION FUNDS

LARGE-CAP CORE FUND
================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005

--------------------------------------------------------------------------------


                                                                                   LIFE OF
SHARE CLASS                                                     1 YEAR   5 YEARS   FUND(1)
Class Y Shares
 Return Before Taxes                                              1.85%     1.85%     4.22%
 Return After Taxes on Distributions                              1.04%     1.48%     3.44%
 Return After Taxes on Distributions and Sale of Fund Shares      1.97%     1.49%     3.27%
S&P 500(R) Index(2)
 (reflects no deduction for fees, expenses or taxes)              4.91%     0.54%     0.32%
Russell 1000(R) Index(2)
 (reflects no deduction for fees, expenses or taxes)              6.27%     1.07%     1.00%
S&P 500/Citigroup Value Index(2)(3)
 (reflects no deduction for fees, expenses or taxes)              5.82%     2.43%     2.52%



(1)  The date of inception for Class Y shares is 5/3/99.

(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

(3) The S&P 500/Citigroup Value Index, which was formerly named S&P 500/Barra Value Index, recently experienced some adjustments in the methodology used for performance reporting purposes.


LARGE-CAP GROWTH FUND
================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005

--------------------------------------------------------------------------------


                                                                                   LIFE OF
SHARE CLASS                                                     1 YEAR   5 YEARS   FUND(1)
Class Y Shares
 Return Before Taxes                                              8.20%    -8.25%   -10.80%
 Return After Taxes on Distributions                              8.20%    -8.25%   -10.81%
 Return After Taxes on Distributions and Sale of Fund Shares      5.33%    -6.81%    -8.73%
Russell 1000(R) Growth Index(2)
 (reflects no deduction for fees, expenses, or taxes)             5.26%    -3.58%    -6.99%


(1)  The SEC declared the Fund effective on 12/30/99.

(2) The performance of the unmanaged index is not necessarily representative of the Fund's performance.


[SIDENOTE]


The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or if the distributions are small.

                                                      STRATEGIC ALLOCATION FUNDS


INTERNATIONAL CORE EQUITY FUND
================================================================================
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005
--------------------------------------------------------------------------------



                                                                         LIFE OF
SHARE CLASS                                                     1 YEAR   FUND(1)
Class Y Shares
 Return Before Taxes                                             17.60%    16.07%
 Return After Taxes on Distributions                             16.47%    15.46%
 Return After Taxes on Distributions and Sale of Fund Shares     11.57%    13.47%
MSCI EAFE(R) Index ("With Gross Dividends")(2)
 (reflects no deduction for fees, expenses or taxes)             14.02%    17.31%
MSCI EAFE(R) Index ("With Net Dividends")(2)(3)
 (reflects no deduction for fees or expenses, but reflects
 deduction of withholding taxes)                                 13.54%    16.84%



(1)  The SEC declared the Fund effective on 12/31/03.
(2) The performance of the unmanaged index is not necessarily representative of the Fund's performance.
(3) The MSCI EAFE(R) Index assumes reinvestment of all dividends and distributions. "Net Dividends" reflects a reduction in dividends after taking into account the withholding of taxes by certain foreign countries represented in the MSCI EAFE(R) Index.

                                                      STRATEGIC ALLOCATION FUNDS


INTERNATIONAL OPPORTUNITIES FUND
================================================================================
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005

--------------------------------------------------------------------------------


                                                                                   LIFE OF
SHARE CLASS                                                     1 YEAR   5 YEARS   FUND(1)
Class Y Shares
 Return Before Taxes                                             25.81%     3.35%     3.76%
 Return After Taxes on Distributions                             25.81%     3.11%     3.22%
 Return After Taxes on Distributions and Sale of Fund Shares     16.78%     2.70%     2.90%
S&P/Citigroup Extended Market World ex-U.S. Index(2)(4)
 (reflects no deduction for fees, expenses, or taxes)            22.09%    13.56%    11.25%(3)
S&P/Citigroup U.S. $500 Million - U.S. $2.5 Billion
World ex-U.S. Index(2)(4)
 (reflects no deduction for fees, expenses, or taxes)            26.47%    16.05%    12.63%(3)
MSCI EAFE(R) Index(2)(4)
 (reflects no deduction for fees, expenses, or taxes)            14.02%     4.94%     6.68%(3)



(1)  The date of inception for Class Y shares is 12/30/97.
(2) The Fund is adding the performance of the S&P/Citigroup Extended Market World ex-U.S. Index and will remove the MSCI EAFE(R) Index and the S&P/Citigroup U.S. $500 Million-U.S. $2.5 Billion World ex-U.S. Index because the Fund believes that the S&P/Citigroup Extended Market World ex-U.S. Index is a better measure of the small cap stocks in which the Fund invests than the other two indexes.
(3) Represents total return for the period 12/31/97 - 12/31/05, to correspond with Class Y period shown.
(4) The performance of the unmanaged indexes is not necessarily representative of the Fund's performance.


[SIDENOTE]

The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or if the distributions are small.

                                                      STRATEGIC ALLOCATION FUNDS

AMERICA'S VALUE FUND
================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005

--------------------------------------------------------------------------------


                                                                                           LIFE OF
SHARE CLASS                                                                    1 YEAR      FUND(1)
Class Y Shares                                                                    3.98%       8.36%
Return Before Taxes
 Return After Taxes on Distributions                                              2.67%       7.37%
 Return After Taxes on Distributions
  and Sales of Fund Shares                                                        2.70%       6.66%
S&P 500(R) Index(2)
 (reflects no deduction for fees, expenses, or taxes)                             4.91%       3.70%


(1)  The SEC declared the Fund effective on 12/27/01 for Class Y shares.

(2) The performance of the unmanaged index is not necessarily representative of the Fund's performance.


HIGH YIELD FUND
================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005

--------------------------------------------------------------------------------


                                                                                                      LIFE OF
SHARE CLASS                                                                      1 YEAR    5 YEARS    FUND(1)
Class Y Shares
 Return Before Taxes                                                              1.49%      7.77%      5.47%
 Return After Taxes on Distributions                                             -1.08%      4.31%      1.88%
 Return After Taxes on Distributions and Sale of Fund Shares                      1.07%      4.50%      2.38%
Credit Suisse First Boston High Yield Index(2)
 (reflects no deduction for fees, expenses, or taxes)                             2.26%      9.82%      6.33%(3)
Merrill Lynch High Yield Master II Index(2)
 (reflects no deduction for fees, expenses, or taxes)                             2.74%      8.39%      5.21%(3)



(1)  The Class Y shares were first offered on 5/3/99.

(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

(3) Represents total returns for the period 4/30/99 - 12/31/05, to correspond with the Class Y period shown.


[SIDENOTE]


The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

                                                      STRATEGIC ALLOCATION FUNDS

LIMITED DURATION U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND
================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005

--------------------------------------------------------------------------------


                                                                                         LIFE OF
SHARE CLASS                                                                   1 YEAR     FUND(1)
Class Y Shares
 Return Before Taxes                                                            1.28%      1.14%
 Return After Taxes on Distributions                                           -0.14%     -0.26%
 Return After Taxes on Distributions and Sale of Fund Shares                    0.83%      0.17%
Lehman Brothers Intermediate Government Bond Index(2)
 (reflects no deduction of fees, expenses or taxes)                             1.68%      1.20%



(1)  The inception date of Class Y shares is 10/19/04.
(2) The performance of the unmanaged index is not necessarily representative of the Fund's performance.


TOTAL RETURN FUND
================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005

--------------------------------------------------------------------------------


                                                                                                    LIFE OF
SHARE CLASS                                                                      1 YEAR   5 YEARS   FUND(1)
Class Y Shares
 Return Before Taxes                                                               2.67%     6.24%     6.38%
 Return After Taxes on Distributions                                               1.12%     4.26%     4.18%
 Return After Taxes on Distributions and Sale of Fund Shares                       1.72%     4.15%     4.11%
Lehman Brothers Aggregate Bond Index(2)
 (reflects no deduction for fees, expenses, or taxes)                              2.43%     5.87%     5.69%(3)
Lehman Brothers U.S. Universal Index(2)
 (reflects no deduction for fees, expenses, or taxes)                              2.72%     6.26%     6.00%(3)


(1)  The date of inception of Class Y shares is 12/14/98.
(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

(3) Represents total returns for the period 12/31/98 - 12/31/05, to correspond with the Class Y period shown.


[SIDENOTE]


The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

                                                                CONVERTIBLE FUND

PAST PERFORMANCE OF INSTITUTIONAL ACCOUNTS. The performance information shown below is provided to illustrate the past performance of Lord Abbett in managing accounts that have substantially similar investment objectives, policies and strategies to those of the Fund and are managed by the Fund's portfolio management team. Such performance information does not represent the performance of the Fund, which commenced operations in 2003. Investors should realize that this past performance data is not an indication of the future performance of the Fund.

The chart below illustrates average annual total return performance for Lord Abbett's Convertibles Institutional Composite (the "Composite") and the Merrill Lynch All Convertibles, All Qualities Index.

[CHART]

================================================================================
AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED 12/31/05
--------------------------------------------------------------------------------

                LORD ABBETT'S CONVERTIBLES    LORD ABBETT'S CONVERTIBLES     MERRILL LYNCH ALL CONVERTIBLES,
                INSTITUTIONAL COMPOSITE-NET  INSTITUTIONAL COMPOSITE-GROSS         ALL QUALITIES INDEX
1 year                         +       3.54%                  +       4.31%                    +       1.01%
3 years                        +      11.38%                  +      12.21%                    +      12.08%
5 years                        +       5.45%                  +       6.24%                    +       4.23%
10 years                       +      10.29%                  +      11.11%                    +       8.84%

================================================================================


The data represents institutional accounts with assets as of December 31, 2005 of $624 million, which represented 0.61% of Lord Abbett's total assets under management at that date. The data includes all accounts with substantially similar investment objectives, policies and strategies to those of the Fund. The gross and net performance numbers above for the Composite are net of all transaction costs and markups or markdowns in connection with securities transactions. The net Composite performance data above reflect the deduction of the highest advisory fee borne by any account in the Composite (an annual rate of 0.75% of assets). The gross and net Composite performance numbers do not reflect

                                                                CONVERTIBLE FUND


the deduction of fees imposed for custodial, auditing, or other administrative services. The deduction of such fees (and the compounding effect thereof over time) will reduce the performance results and, correspondingly, the return to an investor. The effect of fees and expenses on performance will vary with the relative size of the fee and account performance.

The index used for comparison is the Merrill Lynch All Convertibles, All Qualities Index, an unmanaged index with no expenses, which contains issues that have a greater than $50 million aggregate market value. The issues are U.S. dollar denominated, sold into the U.S. market and publicly traded in the U.S. The institutional accounts that are included in the data for the Composite above are not subject to the same types of expenses as the Fund and are not subject to the same diversification requirements, tax restrictions and other investment limitations imposed on the Fund by the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code of 1986. The performance results of the institutional accounts included in the Composite likely would have been lower if the institutional accounts had been regulated as investment companies under the federal tax and securities laws. In addition, the performance results of the institutional accounts would have been lower had they been subject to the higher fees and expenses of the Fund. Differences in the Securities and Exchange Commission and the CFA Institute's Global Investment Performance Standards(R) methodologies for calculating performance could result in different performance data for identical time periods.

                                                                CONVERTIBLE FUND


IMPORTANT INFORMATION REGARDING PAST PERFORMANCE OF INSTITUTIONAL ACCOUNTS. The Composite comprises all fully-invested portfolios investing primarily in convertible bonds, including preferred stock, rated or equivalent to investment grade. Performance results are expressed in U.S. dollars and reflect reinvestment of any dividends and distributions. A complete list of Lord Abbett composites and descriptions of the investment strategies is available from Lord Abbett and a performance presentation that adheres to the CFAI GIPS(R) is available at www.lordabbett.com.

Lord Abbett has prepared and presented the performance of the Composite in compliance with CFAI GIPS(R). CFAI has not been involved in the preparation or review of this performance information. For CFAI GIPS(R) purposes, Lord Abbett defines the "Firm" as all fee-based accounts managed by Lord Abbett, including institutional accounts, separately managed accounts, and mutual funds, but not including any privately offered fund or separately managed accounts for which the records have been maintained by another entity.

                                                                 YOUR INVESTMENT

PURCHASES

     CLASS Y SHARES. You may purchase Class Y shares at the net asset value ("NAV") per share next determined after we receive your purchase order submitted in proper form. We will not consider an order to be in proper form until we have certain identifying information required under applicable law. For more information see below. No sales charges apply.

     We reserve the right to modify, restrict, or reject any purchase order or exchange request if a Fund or LORD ABBETT DISTRIBUTOR LLC determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.

     PRICING OF SHARES. NAV per share for each class of Fund shares is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after a Fund receives your order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV.

     The Funds' NAV is calculated based upon the NAVs of the underlying funds in which the Funds invest. The prospectuses for the underlying funds explain how they calculate their NAVs, the circumstances under which those funds will use fair-value pricing and the effects of doing so. A summary follows.

     In calculating the NAV for the Funds and the underlying funds, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are

[SIDENOTE]

LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor" or the "Distributor") acts as agent for the Funds to work with investment professionals that buy and/or sell shares of the Funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

     principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost.

     Securities held by the Funds and the underlying funds for which prices or market quotations are not available, do not accurately reflect fair value in Lord Abbett's opinion, or have been materially affected by events occurring after the close of the exchange on which the security is principally traded are valued under fair value procedures approved by the Funds' Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, demand for a security (as reflected by its trading volume) is insufficient calling into question the reliability of the quoted price or the security is relatively illiquid. Each Fund and underlying fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. A Fund's use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

     Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV of a Fund or an Underlying Fund is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.


     EXCESSIVE TRADING AND MARKET TIMING. Each Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices may disrupt management of a Fund, raise its expenses, and harm long-term shareholders. Volatility resulting from excessive trading may cause the Funds difficulty in implementing long-term investment strategies because they cannot anticipate the amount of cash they will have to invest. A Fund may be forced to sell portfolio securities at disadvantageous times to raise cash to allow for such excessive trading. This, in turn, could increase tax, administrative and other costs and adversely impact a Fund's performance.

     To the extent that a Fund invests in foreign securities, the Fund may be particularly susceptible to excessive trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves, to occur in the interim, potentially affecting the values of foreign securities held by a Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in a Fund's share prices that are based on closing prices of foreign securities determined before a Fund calculates its NAV per share (known as "time zone arbitrage"). To the extent a Fund invests in securities that are thinly traded or relatively illiquid, the Fund may be particularly susceptible to excessive trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in short-term trading to take advantage of these pricing differences (known as "price arbitrage"). Each Fund has adopted fair value procedures designed to adjust closing market prices of these types of securities to reflect what is believed to be their fair value at the time the Fund calculates its NAV per share. While there is no assurance, each Fund expects that the use of fair value pricing will reduce a shareholder's ability to engage in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders. For more information about these procedures, see "Your Investment - Purchases - Pricing of Shares" above.

     Each Fund's Board has adopted additional policies and procedures that are designed to prevent or stop excessive short-term trading and market timing ("frequent trading"). We also have longstanding procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and FINANCIAL INTERMEDIARIES that place orders on behalf of their clients. A Fund may modify its frequent trading policy and monitoring procedures, which are described below, from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

     FREQUENT TRADING POLICY. Under the frequent trading policy, any Lord Abbett Fund shareholder redeeming Fund shares valued at $5,000 or more (other than shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund) will be prohibited from investing in the Fund for 30 calendar days after the redemption. The policy applies to all redemptions and investments that are part of an exchange transaction or transfer of assets, but does not apply to certain other transactions described below. The frequent trading policy will not apply to redemptions by shareholders whose shares are held in an account maintained by a Financial Intermediary in an omnibus environment unless and until such time that the Financial Intermediary has the ability to implement the policy or substantially similar protective measures. The Distributor will encourage Financial Intermediaries to adopt such procedures. Certain types of investments will not be blocked and certain types of redemptions will not trigger a subsequent purchase block, including: (1) systematic purchases and redemptions, such as


[SIDENOTE]


FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

     purchases made through reinvestment of dividends or other distributions, or certain automatic or systematic investment, exchange or withdrawal plans (such as payroll deduction plans, and the Fund's Invest-A-Matic and Systematic Withdrawal Plans); (2) RETIREMENT AND BENEFIT PLAN contributions, loans and distributions; and (3) purchase transactions involving certain transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations; provided that the Financial Intermediary maintaining the account is able to identify the transaction in its records as one of these transactions.

     MONITORING PROCEDURES. There are procedures in place to monitor the purchase, sale and exchange/transfer activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients. The procedures currently are designed to enable us to identify undesirable trading activity based on one or more of the following factors: the number of transactions, purpose, amounts involved, period of time involved, past transactional activity, our knowledge of current market activity, and trading activity in multiple accounts under common ownership, control or influence, among other factors. Other than as described above, Lord Abbett has not adopted a particular rule-set for identifying such excessive short-term trading activity, such as a specific number of transactions in Fund shares within a specified time period. However, as a general matter, Lord Abbett will treat any pattern of purchases and redemptions over a period of time as indicative of excessive short-term trading activity.

     If, based on these monitoring procedures, we believe that an investor is engaging in, or has engaged in, excessive trading or activity indicative of market timing, and the account is not maintained by a Financial Intermediary in an omnibus environment or by a Retirement and Benefit Plan recordkeeper or other agent, we will generally notify the investor to cease all such activity in the account. If the investor fails to do so, we will place a block on all further purchases or exchanges of the Fund's shares in the


[SIDENOTE]


RETIREMENT AND BENEFIT PLANS include qualified and non-qualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefit plans, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of retirement plans. Call 888-522-2388 for information about:

-  Traditional, Rollover, Roth and Education IRAs

-  Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

-  Defined Contribution Plans
     investor's account and inform the investor to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, or redeeming the account. Investors electing to exchange or redeem Fund shares under these circumstances should consider that the transaction may result in tax consequences. As stated above, although we generally notify the investor to cease all activity indicative of market timing prior to placing a block on further purchases or exchanges, we reserve the right to immediately place a block without prior notification.

     While we attempt to apply the efforts described above uniformly in all cases to detect excessive trading and market timing practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection. In addition, although the Distributor encourages Financial Intermediaries to adhere to our policies and procedures when placing orders for their clients through omnibus accounts maintained with each Fund and encourages recordkeepers and other agents for Retirement and Benefit Plans to adhere to such policies and procedures when placing orders on behalf of their plan participants, there can be no assurance that such entities will do so. Moreover, the Distributor's ability to monitor these trades and/or implement the procedures may be severely limited. These circumstances may result in policies and procedures in place at certain Financial Intermediaries and Retirement and Benefit Plans that are less effective at detecting and preventing excessive trading than the policies and procedures adopted by the Distributor and other such entities.

     Omnibus account arrangements are a commonly used means for broker-dealers and other Financial Intermediaries, such as Retirement and Benefit Plan recordkeepers, to hold Fund shares on behalf of investors. A substantial portion of each Fund's shares may be held through omnibus accounts and/or held by Retirement and Benefit Plans. When shares are held in this manner, (1) the Distributor may not have any or complete access to the underlying investor or plan participant account information, and/or (2) the Financial Intermediaries or Retirement and Benefit Plan recordkeepers may be unable to implement or support our procedures. In such cases, the Financial Intermediaries or recordkeepers may be able to implement procedures or supply the Distributor with information that differs from that normally used by the Distributor. In such instances, the Distributor will seek to monitor purchase and redemption activity through the overall omnibus account(s) or Retirement and Benefit Plan account(s).

     If we identify activity that may be indicative of excessive short-term trading activity, we will notify the Financial Intermediary, recordkeeper or Retirement and Benefit Plan and request it to provide or review information on individual account transactions so that we or the Financial Intermediary, recordkeeper or Retirement and Benefit Plan may determine if any investors are engaged in excessive or short-term trading activity. If an investor is identified as engaging in undesirable trading activity, we will request that the Financial Intermediary, recordkeeper or Retirement and Benefit Plan take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that the Distributor would take, such as placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades on a manual basis, either indefinitely or for a period of time. If we determine that the Financial Intermediary, recordkeeper or Retirement and Benefit Plan has not demonstrated adequately that it has taken appropriate action to curtail the excessive short-term trading, we may consider whether to terminate the relationship.

     WHO MAY INVEST? Class Y shares are currently available in connection with:
     (1) purchases by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Funds and/or Lord Abbett Distributor LLC specifically for such purchases;
     (2) purchases by the trustee or custodian under any deferred compensation or pension or profit-sharing plan or payroll deduction IRA established for the benefit of the employees of any company with an account(s) in excess of $10 million managed by Lord Abbett or its sub-advisers on a private-advisory-account basis; or (3) purchases by institutional investors, such as retirement plans ("Plans"), companies, foundations, trusts, endowments and other entities where the total amount of potential investable assets exceeds $50 million, that were not introduced to Lord Abbett by persons associated with a broker or dealer primarily involved in the retail security business. Additional payments may be made by Lord Abbett out of its own resources with respect to certain of these sales.

     HOW MUCH MUST YOU INVEST? You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our principal underwriter. Place your order with your investment dealer or send the money to the Fund (P.O. Box 219366, Kansas City, Missouri 64121). The minimum initial investment is $1 million, except for (1) certain purchases through Financial Intermediaries that charge a fee for services that include investment advisory or management services, and (2) purchases by Plans meeting the eligibility requirements described in the preceding paragraph, which have no minimum. This offering may be suspended, changed or withdrawn by Lord Abbett Distributor, which reserves the right to reject any order.

     IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT REQUIRED BY THE USA PATRIOT ACT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions including the Funds to obtain, verify, and record information that identifies each person or entity that opens an account. What this means for you - when you open an account, we will require your name, address, date and place of organization or date of birth, Taxpayer Identification Number or Social Security Number, and we may ask for other information that will allow us to identify you. We also will ask for this information in the case of persons who will be signing on behalf of certain entities that will own the account. We may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your purchase order or account application. Your monies will not be invested until we have all required information. You also should know that we will verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Funds reserve the right to reject purchase orders or account applications accompanied by cash, cashier's checks, money orders, bank drafts, traveler's checks, and third party or double-endorsed checks, among others.

     BUYING SHARES THROUGH YOUR DEALER. Orders for shares received by the Funds prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett Distributor prior to the close of its business day, will be confirmed at the NAV effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor in proper form prior to the close of its next business day are executed at the NAV effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading.

     BUYING SHARES BY WIRE. To open an account, call 888-666-0022, Institutional Trade Dept., to set up your account and to arrange a wire transaction. Wire to: UMB, N.A., Kansas City, Routing number - 101000695, bank account number: 987800033-3, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class Y shares and include your new account number and your name. To add to an existing account, wire to: UMB, N.A., Kansas City, routing number - 101000695, bank account number: 987800033-3, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class Y shares and include your account number and your name.

REDEMPTIONS

     Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide the Fund with one or more completed forms before your order will be executed. For more information, please call 800-821-5129.

     BY BROKER. Call your investment professional for instructions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Funds at 800-821-5129.

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Funds' name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be


[SIDENOTE]


TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number, and other relevant information. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

     processed. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an ELIGIBLE GUARANTOR. Certain other legal documentation may be required. For more information regarding proper documentation, please call 800-821-5129.

     A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

     - a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation),

     - a redemption check payable to anyone other than the shareholder(s) of record,

     - a redemption check to be mailed to an address other than the address of record,

     - a redemption check payable to a bank other than the bank we have on file, or

     - a redemption for $50,000 or more.

     BY WIRE. In order to receive funds by wire, our servicing agent must have the wiring instructions on file. To verify that this feature is in place, call 888-666-0022, Institutional Trading Dept. (minimum wire: $1,000). Your wire redemption request must be received by the Funds before the close of the NYSE for money to be wired on the next business day.

     REDEMPTIONS IN KIND. A Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that a Fund would do so except in unusual circumstances. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.


[SIDENOTE]


ELIGIBLE GUARANTOR is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

-  In the case of an estate -

Robert A. Doe
Executor of the Estate of
John W. Doe

[Date]


[SEAL]


-  In the case of a corporation - ABC Corporation

Mary B. Doe
By Mary B. Doe, President

[Date]


[SEAL]

DISTRIBUTIONS AND TAXES


     The Income Strategy Fund, Balanced Strategy Fund, and High Yield Fund expect to pay you dividends from their net investment income monthly. Convertible Fund and World Growth & Income Strategy Fund expect to pay you dividends from their net investment income quarterly. Core Fixed Income Fund, Total Return Fund, Limited Duration U.S. Government & Government Sponsored Enterprises Fund and U.S. Government & Government Sponsored Enterprises Fund expect to declare dividends from their net investment income daily and to pay you dividends from their net investment income monthly. Each Fund expects to distribute any net capital gains annually as "capital gains distributions." Distributions will be reinvested in Fund shares unless you instruct a Fund to pay them to you in cash.


     A Fund's distributions are taxable to you in the year they are considered received for tax purposes. Distributions of investment income and short-term capital gains are taxable to you as ordinary income; however, certain qualified dividends that a Fund receives and distributes to you may be subject to a reduced tax rate if you meet holding period and certain other requirements. Distributions of net long-term capital gains are taxable to you as long-term capital gains. This tax treatment of distributions of net long-term capital gains applies regardless of how long you have owned Fund shares or whether distributions are reinvested or paid in cash.

     Except in tax-advantaged accounts, any sale, redemption, or exchange of Fund shares may be taxable to you.


     If you buy shares when a Fund has realized but not yet either declared or distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.


     Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by a Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.


SERVICES FOR FUND INVESTORS

     We offer the following shareholder services:

     TELEPHONE EXCHANGE PRIVILEGE. Class Y shares may be exchanged without a service charge for Class Y shares of any ELIGIBLE FUND among the Lord Abbett-sponsored funds.

     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.

     HOUSEHOLDING. We have adopted a policy that allows us to send only one copy of a Fund's prospectus, proxy material, Annual Report and Semiannual Report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 800-821-5129 or send a written request with your name, the name of your Fund or Funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219366, Kansas City, MO 64121.

     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Fund at 800-821-5129.

     REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. Lord Abbett, Lord Abbett Distributor and a Fund may make certain payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers").

     Lord Abbett or Lord Abbett Distributor make payments to Dealers in its sole discretion, at its own expense and without cost to the Fund or the Fund's shareholders. The payments may be for:

     - marketing and/or distribution support for Dealers;


[SIDENOTE]


EXCHANGE LIMITATIONS. As described under "Your Investment - Purchases," we reserve the right to modify, restrict or reject any exchange request if the Fund or Lord Abbett Distributor determines it is in the best interest of the Fund and its shareholders. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice.

ELIGIBLE FUND. An Eligible Fund is any Lord Abbett-sponsored fund offering Class Y shares.

     - the Dealers' and their investment professionals' shareholder servicing efforts;

     - training and education activities for the Dealers, their investment professionals and/or their clients or potential clients;

     - certain information regarding Dealers and their investment professionals;

     - sponsoring or otherwise bearing, in part or in whole, the costs for other meetings of Dealers' investment professionals and/or their clients or potential clients;

     - the purchase of products or services from the Dealers, such as investment research, software tools or data for investment analysis purposes; and/or

     - certain Dealers' costs associated with orders relating to Fund shares ("ticket charges").

     Some of these payments may be referred to as revenue sharing payments. Most of these payments are intended to reimburse Dealers directly or indirectly for the costs that they or their investment professionals incur in connection with educational seminars and training efforts about the Lord Abbett Funds to enable the Dealers and their investment professionals to make recommendations and provide services that are suitable and useful in meeting shareholder needs, as well as to maintain the necessary infrastructure to make the Lord Abbett Funds available to shareholders. The costs and expenses related to these efforts may include travel, lodging, entertainment and meals, among other things. In addition, Lord Abbett Distributor may, for specified periods of time, decide to forgo the portion of any front-end sales charges to which it normally is entitled and allow Dealers to retain the full sales charge for sales of Fund shares. In some instances, these temporary arrangements will be offered only to certain Dealers expected to sell significant amounts of Fund shares.

     Lord Abbett or Lord Abbett Distributor, in its sole discretion, determines the amounts of payments to

     Dealers, with the exception of purchases of products or services and certain expense reimbursements. Lord Abbett and Lord Abbett Distributor consider many factors in determining the basis or amount of any additional payments to Dealers. The factors include the Dealer's sales, assets and redemption rates relating to Lord Abbett Funds, penetration of Lord Abbett Fund sales among investment professionals within the Dealer, and the potential to expand Lord Abbett's relationship with the Dealer. Lord Abbett and Lord Abbett Distributor also may take into account other business relationships Lord Abbett has with a Dealer, including other Lord Abbett financial products or advisory services sold by or provided to a Dealer or one or more of its affiliates. Based on its analysis of these factors, Lord Abbett groups Dealers into tiers, each of which is associated with a particular maximum amount of revenue sharing payments expressed as a percentage of assets of the Lord Abbett Funds attributable to that particular Dealer. The payments presently range from 0.02% to 0.1% of Lord Abbett Fund assets attributable to the Dealer and/or its investment professionals. The maximum payment limitations may not be inclusive of payments for certain items, such as training and education activities, other meetings, and the purchase of certain products and services from the Dealers. The Dealers within a particular tier may receive different amounts of revenue sharing or may not receive any. Lord Abbett or Lord Abbett Distributor may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any given Fund. In addition, Lord Abbett's formula for calculating revenue sharing payments may be different from the formulas that the Dealers use. Please refer to the Fund's Statement of Additional Information for additional information relating to revenue sharing payments.

     Neither Lord Abbett nor Lord Abbett Distributor makes payments directly to a Dealer's investment professionals, but rather they are made solely to the Dealer itself (with the exception of expense reimbursements related to the attendance of a Dealer's investment professionals at training and education meetings and at other meetings involving the Lord Abbett Funds). The Dealers receiving additional payments include those that may recommend that their clients consider or select the Fund or other Lord Abbett Funds for investment purposes, including those that may include one or more of the Lord Abbett Funds on a "preferred" or "recommended" list of mutual funds. In some circumstances, the payments may create an incentive for a Dealer or its investment professionals to recommend or sell shares of Lord Abbett Funds to a client over shares of other funds. For more specific information about any additional payments, including revenue sharing, made to your Dealer, please contact your investment professional.

     A Fund's portfolio transactions are not used as a form of sales-related compensation to Dealers that sell shares of the Lord Abbett Funds. Lord Abbett places the Fund's portfolio transactions with broker-dealer firms based on the firm's ability to provide the best net results from the transaction to the Fund. To the extent that Lord Abbett determines that a Dealer can provide a Fund with the best net results, Lord Abbett may place the Fund's portfolio transactions with the Dealer even though it sells or has sold shares of a Fund. In no event, however, does or will Lord Abbett give any consideration to a Dealer's sales in deciding which Dealer to choose to execute a Fund's portfolio transactions. Lord Abbett maintains policies and procedures designed to ensure that it places portfolio transactions based on the Fund's receipt of the best net results only. These policies and procedures also permit Lord Abbett to give consideration to proprietary investment research a Dealer may provide to Lord Abbett.

     In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, the Lord Abbett Funds may enter into arrangements with and pay fees to Financial Intermediaries that provide recordkeeping services to certain groups of investors in the Lord Abbett Funds, including participants in Retirement and Benefit Plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of Financial Intermediaries that operate in an omnibus environment (collectively, "Investors"). The recordkeeping services typically include:
     (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees the Lord Abbett Funds pay: (1) are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services; and (2) do not relate to distribution services. The Lord Abbett Funds understand that, in accordance with guidance from the U.S. Department of Labor, Retirement and Benefit Plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the Retirement and Benefit Plans or the Investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients' charges by the amount of fees the recordkeeper receives from mutual funds.

     The Lord Abbett Funds may also pay fees to broker-dealers for networking services. Networking services may include but are not limited to:

     - establishing and maintaining individual accounts and records;

     - providing client account statements; and

     - providing 1099 forms and other tax statements.

     The networking fees that the Lord Abbett Funds pay to broker-dealers normally result in reduced fees to the transfer agent, which would otherwise provide these services.

                                                            INCOME STRATEGY FUND

                              FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


================================================================================


                                                              CLASS Y SHARES
                                                              ---------------
                                                                6/29/2005(a)
                                                                    TO
PER SHARE OPERATING PERFORMANCE                                 11/30/2005
NET ASSET VALUE, BEGINNING OF PERIOD                          $         15.00
INVESTMENT OPERATIONS:
 Net investment income(b)                                                 .15
 Net realized and unrealized gain                                         .01
TOTAL FROM INVESTMENT OPERATIONS                                          .16
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                                   (.21)
NET ASSET VALUE, END OF PERIOD                                $         14.95
TOTAL RETURN(c)                                                          1.07%(d)
RATIOS TO AVERAGE NET ASSETS*:
 Expenses, including expense reductions and
  expenses assumed and waived                                             .00%(d)
 Expenses, excluding expense reductions and
  expenses assumed and waived                                            7.31%+(e)
Net investment income                                                    3.88%+(e)


================================================================================


                                                                6/29/2005(a)
                                                                    TO
SUPPLEMENTAL DATA:                                              11/30/2005
NET ASSETS, END OF PERIOD (000)                               $             1
PORTFOLIO TURNOVER RATE                                                   .05%



*    Does not include expenses of the Underlying Funds in which the Fund invests.
+    The ratios have been determined on a Fund basis.
(a) Commencement of investment operations and SEC effective date is June 29, 2005; date shares became available to the public is July 1, 2005.
(b)  Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)  Not annualized.
(e)  Annualized.

                                                          BALANCED STRATEGY FUND
                                             (formerly known as Balanced Series)

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


================================================================================


                                                                       CLASS Y SHARES
                                                              --------------------------------
                                                                                 10/20/2004(a)
                                                                YEAR ENDED            TO
PER SHARE OPERATING PERFORMANCE                                 11/30/2005        11/30/2004
NET ASSET VALUE, BEGINNING OF PERIOD                          $        11.53    $        11.01
INVESTMENT OPERATIONS:
 Net investment income(b)                                                .38               .14
 Net realized and unrealized gain                                        .13               .41
TOTAL FROM INVESTMENT OPERATIONS                                         .51               .55
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                                  (.40)             (.03)
 Net realized gain                                                      (.10)               --
TOTAL DISTRIBUTIONS                                                     (.50)             (.03)
NET ASSET VALUE, END OF PERIOD                                $        11.54    $        11.53
TOTAL RETURN(c)                                                         4.57%             4.95%(d)
RATIOS TO AVERAGE NET ASSETS*:
 Expenses, including expense reductions and
  expenses assumed and waived                                            .00%              .00%(d)
 Expenses, excluding expense reductions and
  expenses assumed and waived                                            .30%              .05%(d)
 Net investment income                                                  3.32%             1.23%(d)


================================================================================


                                                                                 10/20/2004(a)
                                                                YEAR ENDED            TO
SUPPLEMENTAL DATA:                                              11/30/2005        10/31/2004
NET ASSETS, END OF PERIOD (000)                               $          531    $          441
PORTFOLIO TURNOVER RATE                                                  .00%              .00%



+    The ratios have been determined on a Fund basis.
* Does not include expenses of the Underlying Funds in which the Fund invests.
(a)  Commencement of offering of class shares.
(b)  Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)  Not annualized.
(e)  Amount is less than $.01.

                                             WORLD GROWTH & INCOME STRATEGY FUND

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


================================================================================


                                                              CLASS Y SHARES
                                                              ---------------
                                                                6/29/2005(a)
                                                                    TO
PER SHARE OPERATING PERFORMANCE                                  11/30/2005
NET ASSET VALUE, BEGINNING OF PERIOD                          $         15.00
INVESTMENT OPERATIONS:
 Net investment income(b)                                                 .07
 Net realized and unrealized gain                                         .62
TOTAL FROM INVESTMENT OPERATIONS                                          .69
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                                   (.05)
NET ASSET VALUE, END OF PERIOD                                $         15.64
TOTAL RETURN(c)                                                          4.63%(d)
RATIOS TO AVERAGE NET ASSETS*:
 Expenses, including expense reductions and
  expenses assumed and waived                                             .00%(d)(e)
 Expenses, excluding expense reductions and
  expenses assumed and waived                                            2.15%+(f)
 Net investment income                                                   1.15%+(f)


================================================================================


                                                                6/29/2005(a)
                                                                    TO
SUPPLEMENTAL DATA:                                              11/30/2005
NET ASSETS, END OF PERIOD (000)                               $           778
PORTFOLIO TURNOVER RATE                                                   .06%



*    Does not include expenses of the Underlying Funds in which the Fund invests.
+    The ratios have been determined on a Fund basis
(a) Commencement of investment operations and SEC effective date is June 29, 2005; date shares became available to the public is July 1, 2005.
(b)  Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)  Not annualized.
(e)  Amount is less than 0.01%
(f)  Annualized.

                                                                CONVERTIBLE FUND

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal period indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


================================================================================


                                                                              CLASS Y SHARES
                                                              --------------------------------------------
                                                                                              6/23/2003(a)
                                                                    YEAR ENDED 11/30              TO
PER SHARE OPERATING PERFORMANCE                                   2005            2004         11/30/2003
NET ASSET VALUE, BEGINNING OF PERIOD                          $      11.27    $      10.79    $      10.00
 Unrealized depreciation on investments                                                               (.02)
 Net asset value on SEC Effective Date, June 30, 2003                                         $       9.98
INVESTMENT OPERATIONS:
 Net investment income(b)                                              .04             .06             .02
 Net realized and unrealized gain                                      .67             .72             .81
TOTAL FROM INVESTMENT OPERATIONS                                       .71             .78             .83
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                                (.31)           (.27)           (.02)
 Net realized gain                                                      --            (.03)             --
TOTAL DISTRIBUTIONS                                                   (.31)           (.30)           (.02)
NET ASSET VALUE, END OF PERIOD                                $      11.67    $      11.27    $      10.79
TOTAL RETURN(c)                                                                                       (.20)%(d)(e)
TOTAL RETURN(c)                                                       6.45%           7.36%           8.32%(d)(f)
RATIOS TO AVERAGE NET ASSETS:
 Expenses, including expense reductions                                .93%            .93%            .41%(d)+
 Expenses, excluding expense reductions                                .93%            .99%           1.02%(d)+
 Net investment income                                                 .37%            .55%            .65%(d)+


================================================================================


                                                                    YEAR ENDED 11/30          6/23/2003(a)
                                                              ----------------------------         TO
SUPPLEMENTAL DATA:                                                2005            2004         11/30/2003
NET ASSETS, END OF PERIOD (000)                               $     54,514    $     13,874    $      1,035
PORTFOLIO TURNOVER RATE                                              78.26%          80.60%          44.97%



+    The ratios have been determined on a Fund basis.
(a) Commencement of investment operations; SEC effective date and date shares first became available to the public is 6/30/2003.
(b)  Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)  Not annualized.
(e)  Total return for the period 6/23/2003 through 6/30/2003.
(f)  Total return for the period 6/30/2003 through 11/30/2003.

                                                          CORE FIXED INCOME FUND

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


================================================================================


                                                                               CLASS Y SHARES
                                                    ------------------------------------------------------------------------
                                                                               YEAR ENDED 11/30
PER SHARE OPERATING PERFORMANCE                       2005           2004            2003            2002             2001
NET ASSET VALUE, BEGINNING OF YEAR                  $   10.68      $   10.82       $   10.75       $   10.80       $   10.90
INVESTMENT OPERATIONS:
 Net investment income(a)                                 .42(c)         .39(c)          .32             .49             .66
 Net realized and unrealized gain (loss)                 (.16)           .05             .24             .22             .61
TOTAL FROM INVESTMENT OPERATIONS                          .26            .44             .56             .71            1.27
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                   (.45)          (.43)           (.42)           (.56)          (1.37)
 Net realized gain                                       (.01)          (.15)           (.07)           (.20)             --
TOTAL DISTRIBUTIONS                                      (.46)          (.58)           (.49)           (.76)          (1.37)
NET ASSET VALUE, END OF YEAR                        $   10.48      $   10.68       $   10.82       $   10.75       $   10.80
TOTAL RETURN(b)                                          2.46%          4.20%           5.28%           6.96%          12.65%
RATIOS TO AVERAGE NET ASSETS:
 Expenses, excluding interest expense,
  including expense reductions
  and expenses assumed                                    .55%           .63%(d)         .65%(d)         .37%(d)         .00%(d)
 Expenses, including expense reductions
  and expenses assumed                                    .56%           .63%            .65%            .37%            .00%
 Expenses, excluding expense reductions
  and expenses assumed                                    .95%          1.14%            .92%           1.12%           1.76%
 Net investment income                                   3.89%          3.66%           2.79%+          4.39%           6.22%


================================================================================


                                                                               YEAR ENDED 11/30
                                                    ------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                       2005           2004            2003            2002            2001
NET ASSETS, END OF YEAR (000)                       $     521      $     445       $       2       $   8,376       $   6,409
PORTFOLIO TURNOVER RATE                                416.16%        434.57%         425.46%         433.27%         641.36%



+    The ratios have been determined on a Fund basis.
(a)  Calculated using average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Interest expense is less than $.01.
(d)  Interest expense is less than .01%.

                                                                 HIGH YIELD FUND

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


================================================================================


                                                                              CLASS Y SHARES
                                                    ---------------------------------------------------------------
                                                                             YEAR ENDED 11/30
PER SHARE OPERATING PERFORMANCE                        2005           2004         2003         2002         2001
NET ASSET VALUE, BEGINNING OF YEAR                  $    8.37      $    8.11    $    7.30    $    8.21    $    8.38
INVESTMENT OPERATIONS:
 Net investment income(a)                                 .55(d)         .61          .65          .69          .81
 Net realized and unrealized gain (loss)                 (.36)           .28          .81         (.80)        (.06)
TOTAL FROM INVESTMENT OPERATIONS                          .19            .89         1.46         (.11)         .75
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                   (.56)          (.63)        (.65)        (.75)        (.85)
 Paid-in capital                                           --             --           --         (.05)        (.07)
TOTAL DISTRIBUTIONS                                      (.56)          (.63)        (.65)        (.80)        (.92)
NET ASSET VALUE, END OF YEAR                        $    8.00      $    8.37    $    8.11    $    7.30    $    8.21
TOTAL RETURN(b)                                          2.28%         11.50%       20.99%       (1.30)%       9.18%
RATIOS TO AVERAGE NET ASSETS:
 Expenses, including expense reductions                   .88%           .84%         .83%         .85%         .96%
 Expenses, excluding expense reductions                   .88%           .84%         .83%         .85%         .97%
 Net investment income                                   6.72%          7.54%        8.43%        9.45%        9.75%


================================================================================


                                                                             YEAR ENDED 11/30
                                                    ---------------------------------------------------------------
SUPPLEMENTAL DATA:                                     2005           2004         2003         2002         2001
NET ASSETS, END OF YEAR (000)                       $  15,426      $   4,830    $   2,376    $   1,308    $       1
PORTFOLIO TURNOVER RATE                                122.46%        119.55%       72.69%       68.70%       93.11%



+    The ratios have been determined on a Fund basis.
(a)  Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Commencement of offering of class shares.
(d)  Interest expense is less than $.01.
(e)  Not annualized.

                                              LIMITED DURATION U.S. GOVERNMENT &
                                           GOVERNMENT SPONSORED ENTERPRISES FUND

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


================================================================================


                                                                            CLASS Y SHARES
                                                                   -------------------------------
                                                                                     10/20/2004(a)
                                                                    YEAR ENDED            TO
PER SHARE OPERATING PERFORMANCE                                     11/30/2005        11/30/2004
NET ASSET VALUE, BEGINNING OF PERIOD                               $       4.41      $        4.44
INVESTMENT OPERATIONS:
 Net investment income(b)                                                   .14(d)             .01(d)
 Net realized and unrealized loss                                          (.09)              (.02)

TOTAL FROM INVESTMENT OPERATIONS                                            .05               (.01)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                                     (.17)              (.02)
 Net realized gain                                                           --                 --
TOTAL DISTRIBUTIONS                                                        (.17)              (.02)
NET ASSET VALUE, END OF PERIOD                                     $       4.29      $        4.41
TOTAL RETURN(c)                                                            1.26%              (.24)%(e)
RATIOS TO AVERAGE NET ASSETS
 Expenses, excluding interest expense, including expense
  reductions and expenses assumed                                           .55%(f)            .10%(f)
 Expenses, including expense reductions and expenses assumed                .55%               .10%(e)
 Expenses, excluding expense reductions and expenses assumed                .71%               .10%(e)
 Net investment income                                                     3.24%               .32%(e)


================================================================================


                                                                                     10/20/2004(a)
                                                                    YEAR ENDED            TO
SUPPLEMENTAL DATA:                                                  11/30/2005        10/31/2004
NET ASSETS, END OF PERIOD (000)                                    $        356       $        295
PORTFOLIO TURNOVER RATE                                                  295.07%            314.39%



+    The ratios have been determined on a Fund basis.
(a)  Commencement of offering of class shares.
(b)  Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)  Interest expense is less than $.01.
(e)  Not annualized.
(f)  Interest expense is less than .01%.

                                                               TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal period indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


================================================================================


                                                                                CLASS Y SHARES
                                                    ------------------------------------------------------------------------
                                                                               YEAR ENDED 11/30
PER SHARE OPERATING PERFORMANCE                        2005           2004            2003            2002            2001
NET ASSET VALUE, BEGINNING OF YEAR                  $   10.57      $   10.66       $   10.46       $   10.47       $   10.43
INVESTMENT OPERATIONS:
 Net investment income(a)                                 .42(c)         .37(c)          .34             .49             .59
 Net realized and unrealized gain (loss)                 (.14)           .11             .31             .17             .66
TOTAL FROM INVESTMENT OPERATIONS                          .28            .48             .65             .66            1.25
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                   (.45)          (.42)           (.45)           (.57)          (1.21)
 Net realized gain                                       (.06)          (.15)             --            (.10)             --
TOTAL DISTRIBUTIONS                                      (.51)          (.57)           (.45)           (.67)          (1.21)
NET ASSET VALUE, END OF YEAR                        $   10.34      $   10.57       $   10.66       $   10.46       $   10.47
TOTAL RETURN(b)                                          2.74%          4.64%           6.30%           6.58%          12.82%
RATIOS TO AVERAGE NET ASSETS:
 Expenses, excluding interest expense,
  including expense reductions
  and expenses assumed                                    .55%           .65%(d)         .65%(d)         .34%(d)         .00%(d)
 Expenses, including expense reductions
  and expenses assumed                                    .56%           .65%            .65%            .34%            .00%
 Expenses, excluding expense reductions
  and expenses assumed                                    .84%           .90%            .90%           1.01%            .97%
 Net investment income                                   3.99%          3.47%           3.18%           4.67%           5.76%


================================================================================


                                                                               YEAR ENDED 11/30
                                                    ------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                       2005           2004            2003            2002            2001
NET ASSETS, END OF YEAR (000)                       $ 186,322      $  75,801       $  37,561       $  16,169       $  12,988
PORTFOLIO TURNOVER RATE                                420.64%        390.93%         394.73%         419.92%         720.60%



+    The ratios have been determined on a Fund basis.
(a)  Calculated using average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Interest expense is less than $.01.
(d)  Interest expense is less than .01%.

                                                               U.S. GOVERNMENT &
                                           GOVERNMENT SPONSORED ENTERPRISES FUND

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


================================================================================


                                                                                 CLASS Y SHARES
                                                                        --------------------------------
                                                                                           10/20/2004(a)
                                                                          YEAR ENDED            TO
PER SHARE OPERATING PERFORMANCE                                           11/30/2005        10/31/2004
NET ASSET VALUE, BEGINNING OF PERIOD                                    $        2.60      $        2.63
INVESTMENT OPERATIONS:
 Net investment income(b)                                                         .10(d)             .01(d)
 Net realized and unrealized loss                                                (.03)              (.03)
TOTAL FROM INVESTMENT OPERATIONS                                                  .07               (.02)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                                           (.11)              (.01)
NET ASSET VALUE, END OF PERIOD                                          $        2.56      $        2.60
TOTAL RETURN(c)                                                                  2.56%              (.69)%(e)
RATIOS TO AVERAGE NET ASSETS
 Expenses, excluding interest expense, including expense
   reductions and expenses assumed                                                .65%               .09%(f)
 Expenses, including expense reductions and expenses assumed                      .66%               .09%(e)
 Expenses, excluding expense reductions and expenses assumed                      .71%               .09%(e)
 Net investment income                                                           3.88%               .42%(e)


================================================================================


                                                                                           10/20/2004(a)
                                                                          YEAR ENDED            TO
SUPPLEMENTAL DATA:                                                        11/30/2005         10/31/2004
NET ASSETS, END OF PERIOD (000)                                         $       1,227      $       1,245
PORTFOLIO TURNOVER RATE                                                        485.03%            671.60%



(a)  Commencement of offering of class shares.
(b)  Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)  Interest expense is less than $.01.
(e)  Not annualized.
(f)  Interest expense is less than .01%.

TO OBTAIN INFORMATION:               ADDITIONAL INFORMATION

BY TELEPHONE. For shareholder          More information on each Fund is
account inquiries call the Funds       available free upon request, including
at: 800-821-5129. For literature       the following:
requests call the Funds at:
800-874-3733.                          ANNUAL/SEMIANNUAL REPORT

By mail. Write to the Funds at: The    The Funds' Annual and Semiannual Reports
Lord Abbett Family of Funds 90         contain more information about each
Hudson Street Jersey City, NJ          Fund's investments and performance. The
07302-3973                             Annual Report also includes details about
                                       the market conditions and investment
VIA THE INTERNET.                      strategies that had a significant effect
LORD, ABBETT & CO. LLC                 on each Fund's performance during the
www.LordAbbett.com                     last fiscal year. The Reports are
                                       available, free of charge, at
Text only versions of Fund             www.LordAbbett.com, and through other
documents can be viewed online or      means, as indicated on the left.
downloaded from the SEC:
www.sec.gov.                           STATEMENT OF ADDITIONAL INFORMATION
                                       ("SAI")
You can also obtain copies by
visiting the SEC's Public Reference    Provides more details about the Funds and
Room in Washington, DC (phone          their policies. A current SAI is on file
202-942-8090) or by sending your       with the Securities and Exchange
request and a duplicating fee to       Commission ("SEC") and is incorporated by
the SEC's Public Reference Section,    reference (is legally considered part of
Washington, DC 20549-0102 or by        this prospectus). Although the SAI is not
sending your request electronically    available at www.LordAbbett.com, the SAI
to publicinfo@sec.gov.                 is available through other means,
                                       generally without charge, as indicated on
[LORD ABBETT LOGO]                     the left.

   Lord Abbett Mutual Fund shares         Lord Abbett Investment Trust -
        are distributed by:                 Lord Abbett Income Strategy Fund
                                            Lord Abbett Balanced Strategy Fund
    LORD ABBETT DISTRIBUTOR LLC             Lord Abbett World Growth & Income
                                              Strategy Fund
         90 Hudson Street -                 Lord Abbett Convertible Fund
 Jersey City, New Jersey 07302-3973         Lord Abbett Core Fixed Income Fund
                                            Lord Abbett High Yield Fund
                                            Lord Abbett Limited Duration U.S.
                                              Government & Government Sponsored
                                              Enterprises Fund
                                            Lord Abbett Total Return Fund
                                            Lord Abbett U.S. Government
                                              & Government Sponsored    LAIT-Y-1
                                              Enterprises Fund          (4/06)

                                       SEC FILE NUMBER: 811-7988

LORD ABBETT

STATEMENT OF ADDITIONAL INFORMATION                                APRIL 1, 2006


                          LORD ABBETT INVESTMENT TRUST
                             BALANCED STRATEGY FUND
                          LORD ABBETT CONVERTIBLE FUND
                       LORD ABBETT CORE FIXED INCOME FUND
                           LORD ABBETT HIGH YIELD FUND
                        LORD ABBETT INCOME STRATEGY FUND
       LORD ABBETT LIMITED DURATION U.S. GOVERNMENT & GOVERNMENT SPONSORED
                                ENTERPRISES FUND
                          LORD ABBETT TOTAL RETURN FUND
       LORD ABBETT U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND
                 LORD ABBETT WORLD GROWTH & INCOME STRATEGY FUND
                          (CLASS A, B, C, AND P SHARES)


This Statement of Additional Information ("SAI") is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, NJ 07302-3973. This SAI relates to, and should be read in conjunction with, the Prospectuses for the Lord Abbett Investment Trust - Balanced Strategy Fund (the "Balanced Strategy Fund"), Lord Abbett Convertible Fund (the "Convertible Fund"), Lord Abbett Core Fixed Income Fund (the "Core Fixed Income Fund"), Lord Abbett High Yield Fund (the "High Yield Fund"), Lord Abbett Income Strategy Fund (the "Income Strategy Fund"), Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund, (the "Limited Duration Fund"), Lord Abbett Total Return Fund (the "Total Return Fund"), Lord Abbett U.S. Government & Government Sponsored Enterprises Fund (the "U.S. Government Fund"), and Lord Abbett World Growth & Income Strategy Fund ("World Growth & Income Strategy Fund") (each individually a "Fund" or, collectively, the "Funds"), dated April 1, 2006. The Balanced Strategy Fund, Income Strategy Fund, and World Growth & Income Strategy Fund are sometimes referred to as the Strategic Allocation Funds.


Shareholder account inquiries should be made by directly contacting the Funds or by calling 800-821-5129. The Annual Reports to Shareholders contain additional performance information and are available without charge, upon request by calling 800-874-3733. In addition, you can make inquiries through your dealer.

          TABLE OF CONTENTS

                                                                            PAGE
          1.   Fund History                                                 2
          2.   Investment Policies                                          2
          3.   Management of the Funds                                      18
          4.   Control Persons and Principal Holders of Securities          24
          5.   Investment Advisory and Other Services                       28
          6.   Brokerage Allocations and Other Practices                    35
          7.   Classes of Shares                                            36
          8.   Purchases, Redemptions, Pricing, and Payments to Dealers     42
          9.   Taxation of the Funds                                        46
          10.  Underwriter                                                  48
          11.  Performance                                                  49
          12.  Financial Statements                                         53
               Appendix A. Fund Portfolio Information Recipients            54
               Appendix B. Proxy Voting Policies and Procedures             60
               Appendix C. Corporate Bond Ratings                           64

                                       1.

                                  FUND HISTORY

Lord Abbett Investment Trust (the "Trust") was organized as a Delaware Business Trust on August 16, 1993, with an unlimited amount of shares of beneficial interest authorized. The Trust has nine funds or series, each of which are described in this SAI: Balanced Strategy Fund, Convertible Fund, Core Fixed Income Fund, High Yield Fund, Income Strategy Fund, Limited Duration Fund, Total Return Fund, U.S. Government Fund, and World Growth & Income Strategy Fund. The Funds are diversified open-end investment management companies registered under the Investment Company Act of 1940, as amended (the "Act"). Each Fund offers four classes of shares in this SAI (A, B, C, and P). Class P shares of the Limited Duration Fund and U.S. Government Fund are neither offered to the general public nor available in all states. Class Y shares of each Fund are offered in a separate SAI.

Lord Abbett Balanced Strategy Fund was formerly known as Balanced Series and changed its name effective July 1, 2005. Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund was formerly known as Limited Duration U.S. Government Securities Series and changed its name effective October 1, 2003. Lord Abbett U.S. Government & Government Sponsored Enterprises Fund was formerly known as U.S. Government Securities Series and changed its name effective October 1, 2003.

                                       2.

                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Fund's investment objective in the Prospectus cannot be changed without approval of a majority of the Fund's outstanding shares. Each Fund is also subject to the following fundamental investment restrictions that cannot be changed for a Fund without approval of a majority of that Fund's outstanding shares.

Each Fund may not:

     (1) borrow money, except that (i) it may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) it may purchase securities on margin to the extent permitted by applicable law;

     (2) pledge its assets (other than to secure borrowings, or to the extent permitted by each Fund's investment policies as permitted by applicable law);

     (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

     (5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), or commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

     (6) with respect to 75% of its gross assets, buy securities of one issuer representing more than (i) 5% of its gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and for the Balanced Strategy Fund, Income Strategy Fund and World Growth & Income Strategy Fund, securities issued by an investment company or (ii) 10% of the voting securities of such issuer;

     (7) with respect to Balanced Strategy Fund, Convertible Fund, High Yield Fund, Income Strategy Fund, Limited Duration Fund, U.S. Government Fund, and World Growth & Income Strategy Fund invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry excluding securities of the U.S. Government, its agencies and instrumentalities;

     (8) with respect to Core Fixed Income Fund and Total Return Fund, invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities and mortgage-backed securities as described under "Mortgage-Related and other Asset-Backed Securities" below);

     (9) issue senior securities to the extent such issuance would violate applicable law; or

     (10) with respect to the U.S. Government Fund only, invest in securities other than U.S. Government securities, as described in the Prospectus.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the first restriction with which the Funds must comply on a continuous basis.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to each Fund's investment objective in the Prospectus and the investment restrictions above that cannot be changed without shareholder approval, each Fund is also subject to the following non-fundamental investment restrictions that may be changed by the Board of Trustees (the "Board") without shareholder approval.

Each Fund may not:

     (1) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

     (2) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933 ("Rule 144A") determined by Lord Abbett to be liquid, subject to the oversight of the Board;

     (3) invest in securities issued by other investment companies except to the extent permitted by applicable law (except that Core Fixed Income Fund, High Yield Fund, Limited Duration Fund, Total Return Fund, and U.S. Government Fund may not rely on Sections 12(d)(1)(F) and 12(d)(1)(G) of the Act);

     (4) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of its total assets (included within such limitation, but not to exceed 2% of its total assets, are warrants that are not listed on the New York Stock Exchange ("NYSE") or American Stock Exchange or a major foreign exchange);

     (5) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that it may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

     (6) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in its Prospectus and SAI, as they may be amended from time to time;

     (7) buy from or sell to any of the Trust's officers, trustees, employees, or its investment adviser or any of the adviser's officers, partners, or employees, any securities other than shares of the Trust; or

     (8) with respect to the High Yield Fund only, invest more than 10% of the market value of its gross assets at the time of investment in debt securities which are in default as to interest or principal.

     Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security.

PORTFOLIO TURNOVER RATE. For the fiscal years ended November 30, the portfolio turnover rate for each Fund was as follows:


          FUND                                      2005              2004
          ----                                      ----              ----
          Balanced Strategy Fund                   0.00%             0.00%
          Convertible Fund                        78.26%            80.60%
          Core Fixed Income Fund                 416.16%           434.57%
          High Yield Fund                        122.46%           119.55%
          Income Strategy Fund                     0.05%*             N/A
          Limited Duration  Fund                 295.07%           314.39%
          Total Return Fund                      420.64%           390.93%
          U.S. Government Fund                   485.03%           671.60%
          World Growth & Income Strategy Fund      0.06%*             N/A



          *6/29/05 (commencement of operations) through 11/30/05


ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS AND TECHNIQUES. This section provides further information on certain types of investments and investment techniques that may be used by each Fund, including their associated risks. In the case of the Balanced Strategy Fund, Income Strategy Fund, and World Growth & Income Strategy Fund, references to "each Fund" refer to the underlying funds.

AVERAGE DURATION. The Limited Duration Fund maintains its average dollar weighted portfolio duration to a range of one to four years. However, many of the securities in which the Fund invests will have remaining durations in excess of four years. The U.S. Government Fund expects to maintain its average duration between three and eight years. The Core Fixed Income Fund and Total Return Fund will maintain a duration within two years of the bond market's duration as measured by the Lehman Brothers Aggregate Bond Index. Currently, this index has a duration of approximately four years.

Some securities may have periodic interest rate adjustments based upon an index such as the 90-day Treasury Bill rate. This periodic interest rate adjustment tends to lessen the volatility of the security's price. With respect to securities with an interest rate adjustment period of one year or less, the Funds will, when determining average-weighted duration, treat such a security's maturity as the amount of time remaining until the next interest rate adjustment.

Instruments such as GNMA, FNMA, FHLMC securities and similar securities backed by amortizing loans generally have shorter effective maturities than their stated maturities. This is due to changes in amortization caused by demographic and economic forces such as interest rate movements. These effective maturities are calculated based upon historical payment patterns and therefore have a shorter duration than would be implied by their stated final maturity. For purposes of determining each Fund's average maturity, the maturities of such securities will be calculated based upon the issuing agency's payment factors using industry-accepted valuation models.

BORROWING MONEY. Each Fund (including certain of the underlying funds of Balanced Strategy Fund, Income Strategy Fund and World Growth & Income Strategy) may borrow money for certain purposes as described above under "Fundamental Investment Restrictions." If a Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.

CONVERTIBLE SECURITIES. Certain of Balanced Strategy Fund, Income Strategy Fund and World Growth & Income Strategy Fund's underlying funds, as well as Convertible Fund and High Yield Fund may invest in convertible securities. Core Fixed Income Fund and Total Return Fund may invest up to 5% of their net assets in convertible securities.

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that entitle the holders to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such, is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or sell the convertible security to a third party, which could result in an unanticipated principal loss. The Funds generally invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert unless the security is called or conversion is forced.


DEBT SECURITIES. In accordance with its investment objectives and policies, each Fund may invest in debt securities, such as bonds, debentures, government obligations, commercial paper and pass-through instruments. The value of debt securities may fluctuate based on changes in interest rates and the issuer's financial condition. When interest rates rise or the issuer's financial condition worsens or is perceived by the market to be at greater risk, the value of debt securities tends to decline. A security will be considered "investment grade" if at least one Rating Agency (as defined in the Prospectus) assigns such a rating to the security or if Lord Abbett determines the security to be of such quality.


DEPOSITARY RECEIPTS. The Funds may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information and other risks. Although each Fund may not invest more than 10% of its net assets in foreign securities, ADRs are not subject to this limitation.

EQUITY SECURITIES. Certain of Balanced Strategy Fund, Income Strategy Fund and World Growth & Income Strategy Fund's underlying funds may invest in equity securities in accordance with their investment objectives and policies. The Convertible Fund and High Yield Fund each may invest up to 20% of their assets in equity securities. These include common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments. Common stocks, the most familiar type, represent an ownership interest in a company. The value of equity securities fluctuates based on changes in a company's financial condition, and on market and economic conditions.

FOREIGN CURRENCY OPTIONS. Certain of the Balanced Strategy Fund, Income Strategy Fund and World Growth & Income Strategy Fund's underlying funds, the High Yield Fund, and Total Return Fund may take positions in options on foreign currencies to hedge against the risk that foreign exchange rate fluctuations will affect the value of foreign securities a Fund holds in its portfolio or intends to purchase. The Core Fixed Income Fund, with respect to up to 5% of its net assets, may take positions in options on foreign currencies to hedge against the risk that foreign exchange rate fluctuations will affect the value of foreign securities the Fund holds in its portfolio or intends to purchase.

For example, if a Fund were to enter into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if a Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. A Fund's ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

Transaction costs may be higher because the quantities of currencies underlying option contracts that the Funds may enter represent odd lots in a market dominated by transactions between banks.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis. Quotation information is generally representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

Each Fund may effectively terminate its rights or obligations under options by entering into closing transactions. Closing transactions permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. The value of a foreign currency option depends on the value of the underlying currency relative to the U.S. dollar. Other factors affecting the value of an option are the time remaining until expiration, the relationship of the exercise price to market price, the historical price volatility of the underlying currency and general market conditions. As a result, changes in the value of an option position may have no relationship to the investment merit of the foreign currency. Whether a profit or loss is realized on a closing transaction depends on the price movement of the underlying currency and the market value of the option.

Options normally have expiration dates of up to nine months. The exercise price may be below, equal to or above the current market value of the underlying currency. Options that expire unexercised have no value, and the Funds will realize a loss of any premium paid and any transaction costs. Although the Funds intend to enter into foreign currency options only with dealers which agree to enter into, and which are expected to be capable of entering into, closing transactions with the Funds, there can be no assurance that the Funds will be able to liquidate an option at a favorable price at any time prior to expiration. In the event of insolvency of the counter-party, the Funds may be unable to liquidate a foreign currency option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Funds would have to exercise those options that they had purchased in order to realize any profit.

FORWARD FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Certain of the Balanced Strategy Fund, Income Strategy Fund and World Growth & Income Strategy Fund's underlying funds, and the Total Return Fund may engage in spot transactions and use forward contracts to protect against uncertainty in the level of future exchange rates. The Convertible Fund, High Yield Fund, and Core Fixed Income Fund with respect to 20%, 20%, and 5% of each of their respective net assets, may engage in spot transactions and use forward contracts to protect against uncertainty in the level of future exchange rates.

Each Fund may enter into forward contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

Each Fund also may use forward contracts in connection with existing portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund's exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. For example, when Lord Abbett believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements may not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs.

At or before the maturity date of a forward contract that requires a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

FOREIGN SECURITIES. Certain of Balanced Strategy Fund, Income Strategy Fund and World Growth & Income Strategy Fund's underlying funds, Convertible Fund, Core Fixed Income Fund, High Yield Fund, and Total Return Fund may invest in foreign securities in accordance with their investment objectives and policies. Any percentage limitation does not include American Depositary Receipts ("ADRs"). Foreign securities may involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers, including the following:

     - Foreign securities may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to foreign securities and changes in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the foreign currency in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security in U.S. dollars.

     - Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets generally are more expensive than in the U.S.

     - Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

     - Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a comparable U.S. issuer.

     - There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.

     - Foreign securities markets may have substantially less volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.

     - Foreign securities may trade on days when a Fund does not sell shares. As a result, the value of a Fund's portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares.

     - With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of a Fund, and political or social instability or diplomatic developments that could affect investments in those countries. In addition, a Fund may invest in less developed countries, sometimes referred to as emerging markets. The risks of investing in foreign markets are generally more severe in emerging markets.

The Convertible Fund, High Yield Fund, Total Return Fund, and Core Fixed Income Fund may invest up to 20%, 20%, 20%, and 5% of their respective net assets in securities issued by non-U.S. entities and denominated in currencies other than the U.S. dollar.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds (including certain of the underlying funds of Balanced Strategy Fund, Income Strategy Fund and World Growth & Income Strategy Fund) may engage in futures and options on futures transactions in accordance with their investment objective and policies. Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit a specified amount of cash or eligible securities called "initial margin." Subsequent payments, called "variation margin," are made on a daily basis as the market price of the futures contract or option fluctuates.


Each Fund may purchase and sell futures contracts and purchase and write call and put options on futures contracts for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent a Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management strategies, including gaining efficient exposure to markets and minimizing transaction costs. The Funds may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a CFTC-regulated exchange for non-bona fide hedging purposes if the aggregate initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

Futures contracts and options on futures contracts present substantial risks, including the following:

     - While a Fund may benefit from the use of futures and related options, unanticipated market events may result in poorer overall performance than if a Fund had not entered into any futures or related options transactions.

     - Because perfect correlation between a futures position and a portfolio position that a Fund intends to hedge is impossible to achieve, a hedge may not work as intended, and a Fund may thus be exposed to additional risk of loss.

     - The loss that a Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

     - Futures markets are highly volatile, and the use of futures may increase the volatility of a Fund's net asset value.

     - As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to a Fund.

     - Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

     - The counterparty to an OTC contract may fail to perform its obligations under the contract.


HIGH-YIELD OR LOWER-RATED DEBT SECURITIES. The Funds (including certain of the underlying funds of Balanced Strategy Fund, Income Strategy Fund and World Growth & Income Strategy Fund) may invest in high-yield debt securities, in accordance with their investment objectives and policies. High-yield debt securities (also referred to as "lower-rated debt securities" or "junk bonds") are rated BB/Ba or lower and may pay a higher yield, but entail greater risks, than investment grade debt securities. When compared to investment grade debt securities, high-yield debt securities:


     - have a higher risk of default and their prices can be much more volatile due to lower liquidity;

     -    tend to be less sensitive to interest rate changes; and

     - pose a greater risk that exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower-yielding bonds.

In addition, while the market for high-yield, corporate debt securities has been in existence for many years, the market in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly-leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of this market, especially during periods of economic recession.

Since the risk of default is higher among high-yield debt securities, Lord Abbett's research and analysis is an important ingredient in the selection of such securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, a Fund seeks to reduce this risk. There can be no assurance, however, that this risk will in fact be reduced and that losses will not occur. Each Fund does not have any minimum rating criteria applicable to the fixed-income securities in which it invests.

ILLIQUID SECURITIES. Each Fund (including certain of the underlying funds of Balanced Strategy Fund, Income Strategy Fund and World Growth & Income Strategy) may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

     -    Domestic and foreign securities that are not readily marketable.

     - Repurchase agreements and time deposits with a notice or demand period of more than seven days.

     - Certain restricted securities, unless Lord Abbett determines, subject to the oversight of the Board, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A ("144A Securities") and is liquid.

144A Securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of each Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

INVESTMENT COMPANIES. Each Fund (other than Balanced Strategy Fund, Income Strategy Fund and World Growth & Income Strategy Fund, each a "fund of funds" that invests substantially all of its assets in certain other Lord Abbett-sponsored funds) may invest in securities of other investment companies subject to limitations prescribed by the Act, except that Core Fixed Income Fund, High Yield Fund, Limited Duration Fund, Total Return Fund and U.S. Government Fund cannot rely on Sections 12(d)(1)(F) and (G). These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Each Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests. Such investment companies will generally be money market funds or have investment objectives, policies and restrictions substantially similar to those of the investing Fund and will be subject to substantially the same risks.

Each Fund may, consistent with its investment policies, invest in investment companies established to accumulate and hold a portfolio of securities that is intended to track the price performance and dividend yield of a well-known securities index. A Fund may use such investment company securities for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of such securities may not perfectly parallel the price movement of the underlying index. An example of this type of security is the Standard & Poor's Depositary Receipt, commonly known as a "SPDR."

LISTED OPTIONS ON SECURITIES. Each Fund (including certain of the underlying funds of Balanced Strategy Fund, Income Strategy Fund and World Growth & Income Strategy) may purchase and write national securities exchange-listed put and call options on securities or securities indices in accordance with its investment objective and policies. A "call option" is a contract sold for a price giving its holder the right to buy a specific amount of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. Each Fund may write covered call options that are traded on a national securities exchange with respect to securities in its portfolio in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. During the period of the option, a Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). Each Fund may also enter into "closing purchase transactions" in order to terminate their obligation to deliver the underlying security. This may result in a short-term gain or loss. A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If a Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation.


A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the investment manager believes a more defensive and less fully invested position is desirable in light of market conditions. Each Fund will not purchase an option if, as a result of such purchase, more than 10% of its net assets would be invested in premiums for such options. Each Fund may write covered put options to the extent that cover for such options does not exceed 15% of the Fund's net assets. Each Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of the Fund's net assets at the time an option is written.


The purchase and writing of options is a highly specialized activity that involves special investment risks. Each Fund may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). If Lord Abbett is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and a Fund's portfolio securities, the Fund may incur losses. The use of options can also increase a Fund's transaction costs.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. In accordance with their investment objectives and policies, certain of Balanced Strategy Fund, Income Strategy Fund and World Growth & Income Strategy Fund's underlying funds, Core Fixed Income Fund, High Yield Fund, Limited Duration Fund, Total Return Fund, and U.S. Government Fund may invest extensively in mortgage-related securities and also may invest in other asset-backed securities in connection with public or private offerings, or secondary market transactions. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.

     MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.

     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION. The principal governmental guarantor of mortgage-related securities is the "GNMA." GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

     Government-related guarantors (I.E., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Both are government-sponsored corporations owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Funds' investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

     Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to Fund industry concentration restrictions by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

     COLLATERALIZED MORTGAGE OBLIGATIONS AND REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are issued in multiple classes, each bearing a different stated maturity. Payments of principal normally are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

     COMMERCIAL MORTGAGE-BACKED SECURITIES. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

     OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, or stripped mortgage-backed securities.

     MORTGAGE DOLLAR ROLLS. The Funds may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date. Such transactions are treated as financing transactions for financial reporting purposes. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Fund may benefit from the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price.


     TO BE ANNOUNCED "TBA" SALE COMMITMENTS. The Funds may enter into TBA sale commitments to sell mortgage backed securities that a Fund owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, according to the Funds' valuation procedures. The contract is adjusted to market value daily and the change in market value is recorded by the Fund as unrealized appreciation (depreciation). If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.


     STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The value of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may cause the Funds to lose money. The value of a PO class generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon bearing bonds of the same maturity.

     OTHER ASSET-BACKED SECURITIES. The Funds, in accordance with their investment objectives and policies, may invest in asset-backed securities (unrelated to mortgage loans). Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. In addition to prepayment risks, these securities present credit risks that are not inherent in mortgage-related securities.


MUNICIPAL BONDS. Each Fund (including certain of the underlying funds of Balanced Strategy Fund, Income Strategy Fund and World Growth & Income Strategy Fund Fund) may invest up to 5% of its net assets in municipal bonds, which, at the time of purchase, are investment grade or determined by Lord Abbett to be of comparable quality. Municipal bonds are debt securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, Puerto Rico and their political subdivisions, agencies and instrumentalities. Municipal bonds generally are divided into two types: (1) general obligation bonds which are secured by the full faith and credit of the issuer and its taxing power; and (2) revenue bonds, including industrial development bonds and private activity bonds, which are payable only from revenue derived from a particular facility or source, such as bridges, tolls or sewer services. Any income attributable to a Fund's municipal bond holdings will not retain its tax-exempt character when distributed to shareholders.


Like other fixed income investments, the value of a Fund's investments in municipal bonds will vary in response to changes in interest rates and other market factors. As interest rates rise, these investments typically will lose value. Additional risks that could reduce a Fund's performance or increase volatility include: (1) credit risk where the market perceives a deterioration in the creditworthiness of an issuer, causing the value of its bonds to decline;
(2) call risk where bond issuers may pay off their loans early by buying back the bonds as interest rates decline, thus depriving bondholders of above market interest rates; (3) governmental risk where government actions and/or local, state and regional factors may have an adverse effect on bond prices; (4) legislative risk where legislative changes in the tax-exempt character of particular municipal bonds may have an adverse effect on bond prices; and (5) management risk where certain sectors or investments do not perform as expected, resulting in the Fund's underperformance relative to similar funds or losses to the Fund.

PREFERRED STOCK, WARRANTS, AND RIGHTS. In accordance with their investment objectives and policies, certain of Balanced Strategy Fund, Income Strategy Fund and World Growth & Income Strategy Fund's underlying funds, Convertible Fund and High Yield Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stockholders but after bond holders and other creditors. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Investments in preferred stock present market and liquidity risks. The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than the market for the issuer's common stock.

Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro- rata basis) for additional securities of the same class, of a different class or of a different issuer. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date. Investments in warrants and rights are thus speculative and may result in a total loss of the money invested.


REPURCHASE AGREEMENTS. Each Fund (including certain of the underlying funds of Balanced Strategy Fund, Income Strategy Fund and World Growth & Income Strategy
FUnd) may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction by which the purchaser acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. Each Fund requires at all times that the repurchase agreement be collateralized by cash or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises ("U.S. Government Securities") having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). Such agreements permit a Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.


The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Funds may incur a loss upon disposition of them. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. Each Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Lord Abbett, as the investment manager, to present minimal credit risks. Lord Abbett will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

REVERSE REPURCHASE AGREEMENTS. Each Fund (including certain of the underlying funds of Balanced Strategy Fund, Income Strategy Fund and World Growth & Income Strategy) may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). This risk is greatly reduced because the Fund generally receives cash equal to 98% of the price of the security sold. Engaging in reverse repurchase agreements may also involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. Each Fund will attempt to minimize this risk by managing its duration. Each Fund's reverse repurchase agreements will not exceed 20% of the Fund's net assets.


SECURITIES LENDING. Although the Funds have no current intention of doing so, each Fund (including certain of the underlying funds of Balanced Strategy Fund, Income Strategy Fund and World Growth & Income Strategy Fund) may lend portfolio securities to registered broker-dealers. These loans may not exceed 30% of a Fund's total assets. Securities loans will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government Securities or other permissible means at least equal to 102% of the market value of the domestic securities loaned and 105% in the case of foreign securities loaned. A Fund may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons of a Fund.


By lending portfolio securities, each of the Funds can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government Securities, or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities or other forms of non-cash collateral are received. Lending portfolio securities could result in a loss or delay in recovering a Fund's securities if the borrower defaults.


SHORT SALES. Each Fund (including certain of the underlying funds of Balanced Strategy Fund, Income Strategy Fund and World Growth & Income Strategy Fund) may make short sales of securities or maintain a short position, if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. Each Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales.


STRUCTURED SECURITIES. In accordance with their investment objective and policies, certain of Balanced Strategy Fund, Income Strategy Fund and World Growth & Income Strategy Fund's underlying funds, Core Fixed Income Fund, High Yield Fund and Total Return Fund may invest up to 5% of their net assets in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of specific underlying securities, currencies, interest rates, commodities, indices, credit default swaps, or other financial indicators (the "Reference"), or to relative changes in two or more References. The interest rate or principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference or certain specified events. Structured securities may be positively or negatively indexed with the result that the appreciation of the Reference may produce an increase or decrease in the interest rate or the value of the security at maturity. A Fund typically may use these securities as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. These securities may present a greater degree of market risk than other types of fixed income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Changes in the value of structured securities may not correlate perfectly with the underlying asset, rate or index. A Fund could lose more than the principal amount invested.


SWAP AND SIMILAR TRANSACTIONS. Certain underlying funds and each Fund except the U.S. Government & Government Sponsored Enterprises Fund may enter into swap transactions for hedging or for investment purposes. A swap transaction involves an agreement between two parties to exchange different types of cash flows based on a specified or "notional" amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified securities or indices. The Funds may enter into swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates.

In an interest rate swap, a Fund may agree to either make or receive payments that are equivalent to a fixed rate of interest on the specified notional amount in exchange for payments that are equivalent to a variable rate of interest (based on a specified index) on the same notional amount. Interest rate swaps may enable the Fund to either increase or reduce its interest rate risk or to adjust the duration of its bond portfolio.

In a credit swap, a Fund may agree to make one or more premium payments in exchange for the agreement of its counterparty to pay an amount equal to the decrease in value of a specified bond or a basket of debt securities upon the occurrence of a default or other "credit event" relating to the issuers of the debt. In such transactions, the Fund effectively acquires protection from decreases in the creditworthiness of the debt issuers. Alternatively, a Fund may agree to provide such credit protection in exchange for receiving the premium payments.

In a total return swap, the Funds may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as payments equivalent to any distributions made on that asset, over the term of the swap. If the value of the asset underlying a total return swap declines over the term of the swap, the Funds may also be required to pay an amount equal to that decline in value to their counterparty. The Funds may also be the seller of a total return swap, in which case they would receive premium payments and an amount equal to any decline in value of the underlying asset over the term of the swap, but they would be obligated to pay their counterparty an amount equal to any appreciation.

A Fund may also purchase and write (sell) options contracts on swaps, commonly known as "swaptions." A swaption is an option to enter into a swap agreement. As with other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligations, to enter into an underlying swap on agreed upon terms. The seller of a swaption receives the premium in exchange for the obligation to enter into the agreed-upon underlying swap if the option is exercised.

Certain underlying funds and each Fund except the U.S. Government & Government Sponsored Enterprises Fund also may purchase or sell interest rate caps, floors and collars. The purchaser of an interest rate cap is entitled to receive payments only to the extent that a specified index exceeds a predetermined interest rate. The purchaser of an interest floor is entitled to receive payments only to the extent that a specified index is below a predetermined interest rate. A collar effectively combines a cap and a floor so that the purchaser receives payments only when market interest rates are within a specified range of interest rates.

The use of these transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If Lord Abbett is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of a Fund may be less favorable than it would have been if the Fund had not entered into them. Because these arrangements are bi-lateral agreements between a Fund and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Funds. However, a Fund's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Fund is required to pay exceed the value of the payments that its counterparty is required to make. The Funds segregate liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Funds require their counterparties to provide collateral on a comparable basis except in those instances in which Lord Abbett is satisfied with the claims paying ability of the counterparty without such collateral.

It is not currently expected that these transactions will be a principal strategy of the Funds.

TEMPORARY DEFENSIVE INVESTMENTS. As described in the Prospectuses, each Fund (including certain of the underlying funds of Balanced Strategy Fund, Income Strategy Fund and World Growth & Income Strategy Fund) is authorized to temporarily invest a substantial amount, or even all, of its assets in various short-term fixed income securities to take a defensive position. These securities include:


     -    U.S. Government Securities.

     - Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

     - Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

     - Bankers' acceptances. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.

     -    Repurchase agreements.


U.S. GOVERNMENT SECURITIES. Each Fund (including certain of the underlying funds of Balanced Strategy Fund, Income Strategy Fund and World Growth & Income Strategy Fund) may invest in obligations of the U.S. Government and its agencies and instrumentalities, including Treasury bills, notes, bonds and certificates of indebtedness, that are issued or guaranteed as to principal or interest by the U.S. Treasury or U.S. Government sponsored enterprises.

     SECURITIES OF GOVERNMENT SPONSORED ENTERPRISES. Each Fund may invest extensively in securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("Ginnie Mae"), Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal Home Loan Banks ("FHLBanks") and Federal Agricultural Mortgage Corporation ("Farmer Mac"). Ginnie Mae is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured or guaranteed by the Federal Housing Administration, the Department of Veterans Affairs, the Rural Housing Service, or the U.S. Department of Housing and Urban Development. Fannie Mae, Freddie Mac and Farmer Mac are federally chartered public corporations owned entirely by their shareholders; the FHLBanks are federally chartered corporations owned by their member financial institutions. Although Fannie Mae, Freddie Mac, Farmer Mac, and the FHLBanks guarantee the timely payment of interest and ultimate collection of principal with respect to the securities they issue, their securities are not backed by the full faith and credit of the United States Government.

WHEN-ISSUED OR FORWARD TRANSACTIONS. Each Fund (including certain of the underlying funds of Balanced Strategy Fund, Income Strategy Fund and World Growth & Income Strategy Fund) may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S.

Government Securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at a Fund's custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date that could result in depreciation of the value of fixed-income when-issued securities. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.


POLICIES AND PROCEDURES GOVERNING DISCLOSURE OF PORTFOLIO HOLDINGS. The Board has adopted policies and procedures with respect to the disclosure of the Funds' portfolio holdings and ongoing arrangements making available such information to the general public, as well as to certain third parties on a selective basis. Among other things, the policies and procedures are reasonably designed to ensure that the disclosure is in the best interests of Fund shareholders and to address potential conflicts of interest between the Funds on the one hand and Lord Abbett and its affiliates or affiliates of the Funds on the other hand. Except as noted in the three instances below, the Funds do not provide portfolio holdings to any third party until they are made available to the general public on Lord Abbett's website at www.LordAbbett.com or otherwise. The exceptions are as follows:

     1. The Funds may provide their portfolio holdings to (a) third parties that render services to the Funds relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent public accounting firms, counsel, etc.), as appropriate to the service being provided to the Funds, on a daily, monthly, calendar quarterly or annual basis within 15 days following the end of the period, and (b) third party consultants on a monthly or calendar quarterly basis within 15 days following period-end for the sole purpose of performing their own analyses with respect to the Funds. The Funds may discuss or otherwise share portfolio holdings or related information with counterparties that execute transactions on behalf of the Funds;

     2. The Funds may provide portfolio commentaries or fact sheets containing, among other things, a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, and/or portfolio performance attribution information as of the month-end within 15 days thereafter to certain Financial Intermediaries; and

     3. The Funds may provide their portfolio holdings or related information in response to governmental requests or subpoenas or in similar circumstances.


Before providing schedules of their portfolio holdings to a third party in advance of making them available to the general public, the Funds obtain assurances through contractual obligations, certifications or other appropriate means such as due diligence sessions and other meetings to the effect that: (i) neither the receiving party nor any of its officers, employees or agents will be permitted to take any holding-specific investment action based on the portfolio holdings, and (ii) the receiving party will not use or disclose the information except as it relates to rendering services for the Funds related to portfolio holdings, to perform certain internal analyses in connection with its evaluation of the Funds and/or their investment strategies, or for similar purposes. The sole exception relates to the agreement with SG Constellation, LLC, the provider of financing for the distribution of the Funds' Class B shares, which authorized to engage in certain hedging transactions (including the purchase and/or sale of exchange-traded-Funds but not including any other Fund holding-specific investment transactions) as a way of managing its business exposure to the value of the Funds' portfolios securities. In addition and also in the case of other portfolio related information, written materials will contain appropriate legends requiring that the information be kept confidential and restricting the use of the information. An executive officer of each Fund approves these arrangements subject to the Board's review and oversight, and Lord Abbett provides reports at least semiannually to the Board concerning them. The Board also reviews the Funds' policies and procedures governing these arrangements on an annual basis. These policies and procedures may be modified at any time with the approval of the Board.


Neither the Funds, Lord Abbett nor any other party receives any compensation or other consideration in connection with any arrangement described in this section, other than fees payable to a service provider rendering services to the Funds related to the Funds' portfolio holdings. For these purposes, compensation does not include normal and customary fees that Lord Abbett or an affiliate may receive as a result of investors making investments in the Funds. Neither the Funds, Lord Abbett nor any of their affiliates has entered into an agreement or other arrangement with any third party recipient of portfolio related information under which the third party would maintain assets in the Funds or in other investment companies or accounts managed by Lord Abbett or any of its affiliated persons.

Lord Abbett's Compliance Department periodically reviews and evaluates Lord Abbett's adherence to the above policies and procedures, including the existence of any conflicts of interest between the Funds on the one hand and Lord Abbett and its affiliates or affiliates of the Funds on the other hand. The Compliance Department reports to the Board at least annually regarding its assessment of compliance with these policies and procedures.

FUND PORTFOLIO INFORMATION RECIPIENTS. Attached as Appendix A is a list of the third parties that may receive portfolio holdings information under the circumstances described above.

                                       3.

                             MANAGEMENT OF THE FUNDS


The Board is responsible for the management of the business and affairs of each Fund in accordance with the laws of the State of Delaware. The Board appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. As discussed in the Funds' Semiannual Report to Shareholders, the Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Trust's investment adviser.


INTERESTED TRUSTEE

The following Trustee is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 54 portfolios or series.

                           CURRENT POSITION
NAME, ADDRESS AND          LENGTH OF SERVICE     PRINCIPAL OCCUPATION
YEAR OF BIRTH              WITH TRUST            DURING PAST FIVE YEARS               OTHER DIRECTORSHIPS
-------------              ----------            ----------------------               -------------------
ROBERT S. DOW              Trustee since 1989;   Managing Partner and Chief           N/A
Lord, Abbett & Co. LLC     Chairman since 1996   Executive Officer of Lord Abbett
90 Hudson Street                                 since 1996.
Jersey City, NJ 07302
(1945)

INDEPENDENT TRUSTEES

The following independent or outside Trustees are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 54 portfolios or series.


                           CURRENT POSITION
NAME, ADDRESS AND          LENGTH OF SERVICE     PRINCIPAL OCCUPATION
YEAR OF BIRTH              WITH TRUST            DURING PAST FIVE YEARS               OTHER DIRECTORSHIPS
-------------              ----------            ----------------------               -------------------
E. THAYER BIGELOW          Trustee since 1994    Managing General Partner, Bigelow    Currently serves as
Lord, Abbett & Co. LLC                           Media, LLC (since 2000); Senior      director of Adelphia
c/o Legal Dept.                                  Adviser, Time Warner Inc. (1998 -    Communications, Inc.,
90 Hudson Street                                 2000); Acting Chief Executive        Crane Co., and Huttig
Jersey City, NJ 07302                            Officer of Courtroom Television      Building Products Inc.
(1941)                                           Network (1997 - 1998); President
                                                 and Chief Executive Officer of Time
                                                 Warner Cable Programming, Inc.
                                                 (1991 - 1997).

                           CURRENT POSITION
NAME, ADDRESS AND          LENGTH OF SERVICE     PRINCIPAL OCCUPATION
YEAR OF BIRTH              WITH TRUST            DURING PAST FIVE YEARS               OTHER DIRECTORSHIPS
-------------              ----------            ----------------------               -------------------
WILLIAM H.T. BUSH          Trustee since 1998    Co-founder and Chairman of the       Currently serves as
Lord, Abbett & Co. LLC                           Board of the financial advisory      director of WellPoint,
c/o Legal Dept.                                  firm of Bush-O'Donnell & Company     Inc. (since 2002), and
90 Hudson Street                                 (since 1986).                        Engineered Support
Jersey City, NJ 07302                                                                 Systems, Inc. (since
(1938)                                                                                2000).

ROBERT B. CALHOUN, JR.     Trustee since 1998    Managing Director of Monitor         Currently serves as
Lord, Abbett & Co. LLC                           Clipper Partners (since 1997) and    director of Avondale,
c/o Legal Dept.                                  President of Clipper Asset           Inc. and Interstate
90 Hudson Street                                 Management Corp. (since 1991), both  Bakeries Corp.
Jersey City, NJ 07302                            private equity investment funds.
(1942)

JULIE A. HILL              Trustee since 2004    Owner and CEO of the Hillsdale       Currently serves as
Lord, Abbett & Co. LLC                           Companies, a business consulting     director of WellPoint,
c/o Legal Dept.                                  firm (since 1998); Founder,          Inc.; Resources
90 Hudson Street                                 President and Owner of the           Connection Inc.; and
Jersey City, NJ 07302                            Hiram-Hill and Hillsdale             Holcim (US) Inc. (a
(1946)                                           Development Companies  (1998 -       subsidiary of Holcim
                                                 2000).                               Ltd.).

FRANKLIN W. HOBBS          Trustee since 2000    Former Chief Executive Officer of    Currently serves as
Lord, Abbett & Co. LLC                           Houlihan Lokey Howard & Zukin, an    director of Adolph Coors
c/o Legal Dept.                                  investment bank (January 2002 -      Company.
90 Hudson Street                                 April 2003); Chairman of Warburg
Jersey City, NJ 07302                            Dillon Read (1999 - 2001); Global
(1947)                                           Head of Corporate Finance of SBC
                                                 Warburg Dillon Read (1997 - 1999);
                                                 Chief Executive Officer of Dillon,
                                                 Read & Co. (1994 - 1997).

THOMAS J. NEFF             Trustee since 1993    Chairman of Spencer Stuart (U.S.),   Currently serves as
Lord, Abbett & Co. LLC                           an executive search consulting firm  director of Ace, Ltd.
c/o Legal Dept.                                  (since 1996); President of Spencer   (since 1997) and Hewitt
90 Hudson Street                                 Stuart (1979-1996).                  Associates, Inc.
Jersey City, NJ 07302
(1937)

JAMES L.L. TULLIS          Trustee since 2006    CEO of Tullis-Dickerson and Co.      Currently serves as
Lord Abbett & Co. LLC                            Inc, a venture capital management    Director of Crane Co.
c/o Legal Dept.                                  firm (since 1990).                   (since 1998), and Viacell
90 Hudson Street                                                                      Inc. (since 2002).
Jersey City, NY 07302
(1947)

OFFICERS

None of the officers listed below have received compensation from the Trust. All the officers of the Trust may also be officers of the other Lord
Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

NAME AND                   CURRENT POSITION      LENGTH OF SERVICE         PRINCIPAL OCCUPATION
YEAR OF BIRTH              WITH TRUST            OF CURRENT POSITION       DURING PAST FIVE YEARS
-------------              ----------            -------------------       ----------------------
ROBERT S. DOW              Chief Executive       Elected in 1996           Managing Partner and Chief Executive Officer
(1945)                     Officer and                                     of Lord Abbett (since 1996).
                           President

ROBERT I. GERBER           Executive Vice        Elected in 1998           Partner and Director of Taxable Fixed Income
(1954)                     President                                       Management, joined Lord Abbett in 1997.

ROBERT G. MORRIS           Executive Vice        Elected in 1995           Partner and Chief Investment Officer,
(1944)                     President                                       joined Lord Abbett in 1991.

HAROLD E. SHARON           Executive Vice        Elected in 2005           Investment Manager and Director,
(1960)                     President                                       International Core Equity, joined Lord
                                                                           Abbett in 2003; formerly Financial Industry
                                                                           Consultant for Venture Capitalist (2001 -
                                                                           2003); prior thereto Managing Director of
                                                                           Warburg Pincus Asset Management and Credit
                                                                           Suisse Asset Management.

CHRISTOPHER J. TOWLE       Executive Vice        Elected in 1999           Partner and Investment Manager, joined Lord
(1957)                     President                                       Abbett in 1987.

JAMES BERNAICHE            Chief Compliance      Elected in 2004           Chief Compliance Officer, joined Lord
(1956)                     Officer                                         Abbett in 2001; formerly Vice President and
                                                                           Chief Compliance Officer with Credit Suisse
                                                                           Asset Management.

JOAN A. BINSTOCK           Chief Financial       Elected in 1999           Partner and Chief Operations Officer,
(1954)                     Officer and Vice                                joined Lord Abbett in 1999.
                           President

JOHN K. FORST              Vice President and    Elected in 2005           Deputy General Counsel, joined Lord Abbett
(1960)                     Assistant Secretary                             in 2004; prior thereto Managing Director
                                                                           and Associate General Counsel at New York
                                                                           Life Investment Management LLC (2002-2003);
                                                                           formerly Attorney at Dechert LLP
                                                                           (2000-2002).

MICHAEL S. GOLDSTEIN       Vice President        Elected in 1999           Partner and Fixed Income Investment
(1968)                                                                     Manager, joined Lord Abbett in 1997.

ELLEN G. ITSKOVITZ         Vice President        Elected in 2002           Partner and Senior Research Analyst, joined
(1957)                                                                     Lord Abbett in 1998.

LAWRENCE H. KAPLAN         Vice President and    Elected in 1997           Partner and General Counsel, joined Lord
(1957)                     Secretary                                       Abbett in 1997.

JERALD LANZOTTI            Vice President        Elected in 2003           Partner and Fixed Income Investment
(1967)                                                                     Manager, joined Lord Abbett in 1996.

ROBERT A. LEE              Vice President        Elected in 1998           Partner and Fixed Income Investment
(1969)                                                                     Manager-Mortgage and Asset Backed
                                                                           Securities, joined Lord Abbett in 1997.

MAREN LINDSTROM            Vice President        Elected in 2003           Partner and Fixed Income Investment
(1962)                                                                     Manager, joined Lord Abbett in 2000.

CHARLES P. MASSARE         Vice President        Elected in 2005           Partner and Director of Quantitative
(1948)                                                                     Research & Risk Management, joined Lord
                                                                           Abbett in 1998.

A. EDWARD OBERHAUS, III    Vice President        Elected in 1996           Partner and Manager of Equity Trading,
(1959)                                                                     joined Lord Abbett in 1983.

WALTER H. PRAHL            Vice President        Elected in 1998           Partner and Director of Quantitative
(1958)                                                                     Research, Taxable Fixed Income, joined Lord
                                                                           Abbett in 1997.

CHRISTINA T. SIMMONS       Vice President and    Elected in 2000           Assistant General Counsel, joined Lord
(1957)                     Assistant Secretary                             Abbett in 1999.

BERNARD J. GRZELAK         Treasurer             Elected in 2003           Director of Fund Administration, joined Lord
(1971)                                                                     Abbett in 2003; formerly Vice President,
                                                                           Lazard Asset Management LLC (2000-2003);
                                                                           prior thereto Manager of Deloitte & Touche
                                                                           LLP.

COMMITTEES

The standing committees of the Board are the Audit Committee, the Proxy Committee, and the Nominating and Governance Committee.

The Audit Committee is composed wholly of Trustees who are not "interested persons" of the Funds. The members of the Audit Committee are Messrs. Bigelow, Calhoun, and Hobbs and Ms. Hill. The Audit Committee provides assistance to the Board in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Funds, and the quality and integrity of each Fund's financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of each Fund's independent registered public accounting firm and considering violations of the Funds' Code of Ethics to determine what action should be taken. The Audit Committee meets quarterly and during the past fiscal year met four times.


The Proxy Committee is composed of at least two Trustees who are not "interested persons" of the Funds, and also may include one or more Trustees who are partners or employees of Lord Abbett. The current members of the Proxy Committee are three independent Trustees: Messrs., Bush, Neff, and Tullis. The Proxy Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; and (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest. During the past fiscal year, the Proxy Committee met five times.

The Nominating and Governance Committee is composed of all the Trustees who are not "interested persons" of the Funds. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as independent Trustees and as committee members; and (ii) periodically reviewing director/trustee compensation. During the past fiscal year, the Nominating and Governance Committee met five times. The Nominating and Governance Committee has adopted policies with respect to its consideration of any individual recommended by a Fund's shareholders to serve as an independent Trustee. A shareholder who would like to recommend a candidate may write to the Funds.

The Contracts Committee consists of all Trustees who are not "interested persons" of the Funds. The Contracts Committee conducts much of the factual inquiry undertaken by the Trustees in connection with the Board's annual consideration of whether to renew the management and other contracts with Lord Abbett and Lord Abbett Distributor. Although the Contracts Committee did not hold any formal meetings during the last fiscal year, members of the Committee conducted inquiries into the portfolio management approach and results of Lord Abbett, and reported the results of those inquiries to the Nominating and Governance Committee.


COMPENSATION DISCLOSURE

The following table summarizes the compensation for each of the directors/trustees of the Trust and for all Lord Abbett-sponsored funds.


The second column of the following table sets forth the compensation accrued by the Trust for independent Trustees. The third column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the independent directors/trustees, and amounts payable but deferred at the option of the director/trustee. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.



(1)                        (2)                                    (3)
                           FOR THE FISCAL YEAR ENDED              FOR YEAR ENDED DECEMBER 31, 2005
                           NOVEMBER 30, 2005 AGGREGATE            TOTAL COMPENSATION PAID BY THE TRUST AND
NAME OF TRUSTEE            COMPENSATION ACCRUED BY THE TRUST(1)   THIRTEEN OTHER LORD ABBETT-SPONSORED FUNDS(2)
------------------         ------------------------------------   ---------------------------------------------
E. Thayer Bigelow                   $ 10,855                               $ 154,750
William H.T. Bush                   $ 10,700                               $ 157,750
Robert B. Calhoun, Jr.              $  8,819                               $ 179,750
Julie A Hill                        $ 10,049                               $ 157,750
Franklin W. Hobbs                   $  8,002                               $ 157,750
C. Alan MacDonald*                  $  9,177                               $ 166,125
Thomas J. Neff                      $  7,537                               $ 150,750


----------

* Mr. MacDonald retired on 3/31/2006.

(1) Independent Trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Funds to its independent Trustees may be deferred at the option of a Trustee under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of a Fund for later distribution to the Trustees. In addition, $25,000 of each Trustee's retainer must be deferred and is deemed invested in shares of the Funds and other Lord Abbett-sponsored funds under the equity-based plan. Of the amounts shown in the second column, the total deferred amounts for the Trustees are $959, $1,953, $8,819, $3,804, $8,002, $959, and $7,537, respectively.


(2) The third column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett-sponsored funds during the year ended December 31, 2005, including fees directors/trustees have chosen to defer.

The following chart provides certain information about the dollar range of equity securities beneficially owned by each Trustee in the Funds and other Lord Abbett-sponsored funds as of December 31, 2005. The amounts shown include deferred compensation to the Trustees deemed invested in fund shares. The amounts ultimately received by the Trustees under the deferred compensation plan will be directly linked to the investment performance of the funds.




                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS


                              BALANCED STRATEGY
NAME OF TRUSTEE                      FUND               CONVERTIBLE FUND      CORE FIXED INCOME FUND
---------------               -----------------         ----------------      ----------------------
Robert S. Dow                   Over $100,000             Over $100,000            Over $100,000
E. Thayer Bigelow                 $1-$10,000               $1-$10,000               $1-$10,000
William H. T. Bush                $1-$10,000               $1-$10,000               $1-$10,000
Robert B. Calhoun, Jr.            $1-$10,000               $1-$10,000               $1-$10,000
Julie A. Hill                     $1-$10,000               $1-$10,000               $1-$10,000
Franklin W. Hobbs                 $1-$10,000               $1-$10,000               $1-$10,000
C. Alan MacDonald*              Over $100,000              $1-$10,000               $1-$10,000
Thomas J. Neff                 $10,001-$50,000             $1-$10,000               $1-$10,000


                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS


NAME OF TRUSTEE                HIGH YIELD FUND       INCOME STRATEGY FUND      LIMITED DURATION FUND
---------------                ---------------       --------------------      ---------------------
Robert S. Dow                   Over $100,000           Over $100,000              Over $100,000
E. Thayer Bigelow                $1-$10,000              $1-$10,000                 $1-$10,000
William H. T. Bush               $1-$10,000              $1-$10,000                 $1-$10,000
Robert B. Calhoun, Jr.           $1-$10,000              $1-$10,000                 $1-$10,000
Julie A. Hill                    $1-$10,000              $1-$10,000                 $1-$10,000
Franklin W. Hobbs                $1-$10,000              $1-$10,000                 $1-$10,000
C. Alan MacDonald*               $1-$10,000              $1-$10,000                 $1-$10,000
Thomas J. Neff                 $10,001-$50,000           $1-$10,000                 $1-$10,000


                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS


                                                                                                     AGGREGATE DOLLAR
                                                                                                     RANGE OF EQUITY
                                                        U.S. GOVERNMENT        WORLD GROWTH &       SECURITIES IN LORD
NAME OF TRUSTEE                 TOTAL RETURN FUND            FUND          INCOME STRATEGY FUND   ABBETT-SPONSORED FUNDS
---------------                 -----------------       ---------------    ---------------------  ----------------------
Robert S. Dow                     Over $100,000          Over $100,000        Over $100,000            Over $100,000
E. Thayer Bigelow                  $1-$10,000            Over $100,000         $1-$10,000              Over $100,000
William H. T. Bush                 $1-$10,000           $10,001-$50,000        $1-$10,000              Over $100,000
Robert B. Calhoun, Jr.             $1-$10,000           $10,001-$50,000        $1-$10,000              Over $100,000
Julie A. Hill                      $1-$10,000              $1-$10,000          $1-$10,000              Over $100,000
Franklin W. Hobbs                  $1-$10,000           $10,001-$50,000        $1-$10,000              Over $100,000
C. Alan MacDonald*                 $1-$10,000            Over $100,000         $1-$10,000              Over $100,000
Thomas J. Neff                     $1-$10,000            Over $100,000         $1-$10,000              Over $100,000


----------

* Mr. MacDonald retired on 3/31/2006.

CODE OF ETHICS

The directors, trustees and officers of Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Trust's Code of Ethics which complies, in substance, with Rule 17j-1 of the Act and each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code of Ethics imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of the Advisory Group.

PROXY VOTING

The Funds have delegated proxy voting responsibilities to the Funds' investment adviser, Lord Abbett, subject to the Proxy Committee's general oversight. Lord Abbett has adopted its own proxy voting policies and procedures for this purpose. A copy of Lord Abbett's proxy voting policies and procedures is attached as Appendix B.

In addition, the Funds are required to file Form N-PX, with its complete proxy voting record for the twelve months ending June 30th, no later than August 31st of each year. The Funds' Form N-PX filing is available on the SEC's website at www.sec.gov. The Funds also have made this information available, without charge, on Lord Abbett's website at www.LordAbbett.com.

                                       4.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of March 10, 2006, each Fund's officers and trustees, as a group, owned less than 1% of all classes of the Funds. As of March 10, 2006, to the best of our knowledge, the following were record holders of 5% or more of the Funds' outstanding shares:



BALANCED STRATEGY FUND
Edward Jones & Co.                          Class A           76.66%
Shareholder Accounting                      Class B           39.80%
201 Progress Pkwy                           Class C            8.25%
Maryland Hts, MO  63043

Citigroup Global Markets Inc.               Class B            6.76%
c/o Peter Booth                             Class C           12.62%
333 West 34th St. - 3rd FL
New York, NY  10001

MLPF&S for the Sole Benefit                 Class B           11.55%
of its Customers                            Class C           32.06%
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246

Beecher Carlson Holdings, Inc.              Class P            5.37%
5565 Glendridge Connector NE STE 450
Atlanta, GA 30342

Master Molded Products Corp.                Class P           11.02%
1000 Davis Rd.
Elgin, IL 60123

Mulligan Security Corp.                     Class P           10.95%
11 Penn Plz.
New York, NY 10001

Murray Drywall & Insulation                 Class P            6.80%
11105 Sapp Brothers Dr.
Omaha, NE 68138

CONVERTIBLE FUND
Edward Jones & Co.                          Class A           15.50%
Shareholder Accounting                      Class B            8.03%
201 Progress Pkwy
Maryland Hts, MO  63043

MLPF&S for the Sole Benefit                 Class A           16.24%
of its Customers                            Class B           40.68%
4800 Deer Lake Dr. E FL 3                   Class C           49.67%
Jacksonville, FL 32246                      Class P           41.85%

Prudential Investment Management            Class A            9.59%
194 Wood Ave South
Iselin, NJ 08830

Citigroup Global Markets Inc.               Class B            8.55%
c/o Peter Booth                             Class C           14.91%
333 West 34th St. - 3rd FL
New York, NY  10001

Lord, Abbett & Co. LLC                      Class P            9.61%
Attn: Marion Zapolin
90 Hudson St.
Jersey City, NJ 07302

G&L Marble Inc.                             Class P           48.54%
805 S. Weatley St. Ste 600
Ridgeland, MS 39157

CORE FIXED INCOME
Edward Jones & Co.                          Class A           52.83%
Shareholder Accounting                      Class B           11.12%
201 Progress Pkwy
Maryland Hts, MO  63043

MLPF&S for the Sole Benefit                 Class B           23.88%
of its Customers                            Class C           21.86%
4800 Deer Lake Dr. E FL 3                   Class P           80.15%
Jacksonville, FL 32246

MCBTrust Services                           Class P            9.77%
Mechanical Contractors Assoc.
700 17th St. Ste 300
Denver, CO 80202

Reliance Trust Co.                          Class P           11.35%
FBO Facilities Plus Inc.
PO Box 48449
Atlanta, GA 30362

State Street Bank & Trust                   Class P            5.31%
105 Rosemont Ave
Westwood, MA 02090

HIGH YIELD FUND
Edward Jones & Co.                          Class A           49.79%
Shareholder Accounting                      Class B           23.96%
201 Progress Pkwy                           Class C            7.02%
Maryland Hts, MO  63043

MLPF&S for the Sole Benefit                 Class A            7.02%
of its Customers                            Class B           16.58%
4800 Deer Lake Dr. E FL 3                   Class C           31.80%
Jacksonville, FL 32246

Citigroup Global Markets Inc.               Class B           12.48%
c/o Peter Booth                             Class C           15.76%
333 West 34th St. - 3rd FL
New York, NY  10001

Velankani Information Systems, Inc.         Class P           48.70%
700 17th St. Ste 300
Denver, CO 80202

Nanofluidics Inc.                           Class P           30.32%
PO Box 48529
Atlanta, GA 30362

Lord, Abbett & Co. LLC                      Class P           20.97%
Attn: Marion Zapolin
90 Hudson St.
Jersey City, NJ 07302

LIMITED DURATION FUND
Edward Jones & Co.                          Class A           22.24%
Shareholder Accounting                      Class B            6.84%
201 Progress Pkwy                           Class C            5.71%
Maryland Hts, MO  63043

Citigroup Global Markets Inc.               Class A            5.30%
c/o Peter Booth                             Class B            6.19%
333 West 34th St. - 3rd FL                  Class C           10.27%
New York, NY  10001

MLPF&S for the Sole Benefit                 Class A           10.38%
of its Customers                            Class B           33.99%
4800 Deer Lake Dr. E FL 3                   Class C           41.02%
Jacksonville, FL 32246

The City of Seattle Voluntary               Class A            5.16%
710 Second Ave, 12th Flr
Seattle, WA 98104

TOTAL RETURN FUND
Edward Jones & Co.                          Class A           49.50%
Shareholder Accounting                      Class B           18.25%
201 Progress Pkwy
Maryland Hts, MO  63043

Citigroup Global Markets Inc.               Class B            5.66%
c/o Peter Booth                             Class C           11.00%
333 West 34th St. - 3rd FL
New York, NY  10001

MLPF&S for the Sole Benefit                 Class B           19.29%
of its Customers                            Class C           28.70%
4800 Deer Lake Dr. E FL 3                   Class P           13.49%
Jacksonville, FL 32246

Hartford Life                               Class P           18.96%
Attn: UIT Operations
PO Box 2999
Hartford, CT 06104

ADP / Scudder Choice                        Class P            5.31%
4 Becker Farm Rd. #58
Roseland, NJ 07068

Easy Way Insulation                         Class P           11.35%
PO Box 48529
Atlanta, GA 30362

Miccosukee Tribe of Indians of Florida      Class P           34.69%
8515 E. Orchard Rd. #2T2
Greenwood Vlg, CO 80111

US GOVERNMENT FUND
Edward Jones & Co.                          Class A           15.37%
Shareholder Accounting                      Class B            8.75%
201 Progress Pkwy                           Class C            9.13%
Maryland Hts, MO  63043

Citigroup Global Markets Inc.               Class A            7.14%
c/o Peter Booth                             Class B           11.24%
333 West 34th St. - 3rd FL
New York, NY  10001

MLPF&S for the Sole Benefit                 Class B           22.42%
of its Customers                            Class C           34.53%
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246

Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders. As of March 10, 2006, to the best of our knowledge, the following record holders held 25% or more the Funds' outstanding shares:



Edward Jones & Co.                   Balanced Strategy Fund     64.43%
201 Progress Pkwy                    Core Fixed Income Fund     41.18%
Maryland Hts, Mo. 63043-3009         High Yield Fund            36.07%

Lord Abbett Balanced Series          Total Return Fund          40.94%
Attn: Bernie Grzelak
90 Hudson St.
Jersey City, NJ 07302


                                       5.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER


As described under "Management" in the Prospectus, Lord Abbett is the Funds' investment adviser. The following partners of Lord Abbett are also officers of the Funds: Joan A. Binstock, Robert I. Gerber, Michael S. Goldstein, Ellen G. Itskovitz, Lawrence H. Kaplan, Jerald Lanzotti, Robert A. Lee, Maren Lindstrom, Charles Massare, Jr., Robert G. Morris, A. Edward Oberhaus, III, Walter H. Prahl, and Christopher J. Towle. Robert S. Dow is the managing partner of Lord Abbett and an officer and Trustee of the Trust. The other partners of Lord Abbett are: Michael Brooks, Zane E. Brown, Patrick Browne, John J. DiChiaro, Sholom Dinsky, Lesley-Jane Dixon, Milton Ezrati, Kevin P. Ferguson, Robert P. Fetch, Daria L. Foster, Daniel H. Frascarelli, Michael A. Grant, Howard E. Hansen, Gerard Heffernan, Charles Hofer, W. Thomas Hudson, Cinda Hughes, Richard Larsen, Gregory M. Macosko, Thomas Malone, Paul McNamara, Robert J. Noelke, F. Thomas O'Halloran, R. Mark Pennington, Michael Radziemski, Eli M. Salzmann, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Richard Smola, Jarrod Sohosky, Diane Tornejal, Edward von der Linde, and Marion Zapolin. The address of each partner is 90 Hudson Street, Jersey City, NJ 07302-3973.

Under the Management Agreement between Lord Abbett and the Trust, each Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month. These management fees are allocated among the separate classes based on each Fund's average daily net assets. The annual rates for each Fund are as follows:


For allocating the Balanced Strategy Fund's assets among the underlying funds, at a rate of .10 of 1%.


For the Convertible Fund the management fee is calculated at the following rates:

     .70 of 1% of the first $1 billion in assets, .65 of 1% of the next $1 billion, and .60 of 1% of the Fund's assets over $2 billion.

For the Core Fixed Income Fund and the Total Return Fund the management fees are calculated at the following rates:

     .45 of 1% of the first $1 billion of average daily net assets, .40 of 1% of the next $1 billion, and .35 of 1% of each Fund's assets over $2 billion.

Effective December 1, 2005, for the High Yield Fund the management fee is calculated at the following rates:

     .60 of 1% of the first $1 billion of average daily net assets, .55 of 1% of the next $1 billion, and .50 of 1% of the Fund's assets over $2 billion.

Prior to December 1, 2005, Lord Abbett was entitled to an annual management fee of .60 of 1% of the High Yield Fund's average daily net assets.

For allocating the Income Strategy Fund's assets among the underlying funds, at a rate of .10 of 1%.


For the Limited Duration Fund the management fee is calculated at the following rates:

     .40 of 1% of the first $1 billion of average daily net assets, .35 of 1% of the next $1 billion, and .30 of 1% of the Fund's assets over $2 billion.

For the U.S. Government Fund the management fee is calculated at the following rates:

     .50 of 1% of the first $3 billion of average daily net assets, and .45 of 1% of the Fund's assets over $3 billion.


For allocating the World Growth & Income Strategy Fund's assets among the underlying funds, at a rate of .10 of 1%.


The management fees payable, waived and collected by Lord Abbett for the fiscal years ending November 30, to Lord Abbett for each Fund are as follows:



                                                     2005
                                                     ----
                                                                                  AMOUNT LORD
FUND                                  AMOUNT PAYABLE       AMOUNT WAIVED       ABBETT COLLECTED
----                                  --------------       -------------       ----------------
Balanced Strategy Fund                $       992,918      $     992,918+      $             0
Convertible Fund                      $     1,494,109      $           0       $     1,494,109
Core Fixed Income Fund                $       338,717      $     305,252++     $        33,465
High Yield Fund                       $     1,224,047      $           0       $     1,224,047
Income Strategy Fund                  $         1,259**    $       1,259**+    $             0
Limited Duration Fund                 $       585,178      $           0       $       585,178
Total Return Fund                     $     1,386,311      $     838,906++     $       547,405
U.S. Government Fund                  $     4,340,797      $           0       $     4,340,797
World Growth & Income Strategy Fund   $         4,762**    $       4,762**+    $             0



                                                     2004
                                                     ----
                                                                                  AMOUNT LORD
FUND                                  AMOUNT PAYABLE       AMOUNT WAIVED       ABBETT COLLECTED
----                                  --------------       -------------       ----------------
Balanced Strategy Fund                $     1,957,214     $     1,957,214+     $             0
Convertible Fund                      $       957,431     $             0      $       957,431
Core Fixed Income Fund                $       339,433     $       191,640++    $       147,793
High Yield Fund                       $     1,249,615     $             0      $     1,249,615
Income Strategy Fund                              N/A                 N/A                  N/A
Limited Duration Fund                 $       853,826     $             0      $       853,826
Total Return Fund                     $       929,580     $       440,184++    $       489,396
U.S. Government Fund                  $     5,035,358     $             0      $     5,035,358
World Growth & Income Strategy Fund               N/A                 N/A                  N/A

                                                     2003
                                                     ----
                                                                                  AMOUNT LORD
FUND                                  AMOUNT PAYABLE       AMOUNT WAIVED       ABBETT COLLECTED
----                                  --------------       -------------       ----------------
Balanced Strategy Fund                $     2,280,141     $     2,280,141+     $             0
Convertible Fund                      $        67,431*    $             0      $        67,431
Core Fixed Income Fund                $       317,728     $       149,781++    $       167,947
High Yield Fund                       $     1,170,150     $             0      $     1,170,150
Income Strategy Fund                              N/A                 N/A                  N/A
Limited Duration Fund                 $       970,111     $             0      $       970,111
Total Return Fund                     $       646,908     $       230,563++    $       443,345
U.S. Government Fund                  $     6,201,638     $             0      $     6,201,638
World Growth & Income Strategy Fund               N/A                 N/A                  N/A


----------
*6/23/03 (commencement of operations) through 11/30/03

**6/29/05 (commencement of operations) through 11/30/05
+ These are contractual waivers.
++ These are voluntary waivers. Lord Abbett may stop the waivers at any time.

Although not obligated to do so, Lord Abbett has waived its entire management fee for the Balanced Strategy Fund for the fiscal years ending November 30, 2003 and 2004 and contractually waived the fee for the fiscal year ending 2005. For the fiscal year ending November 30, 2006, Lord Abbett has contractually agreed to waive its management fee for the Balanced Strategy Fund. For the fiscal years ending November 30, 2005 and 2006, Lord Abbett contractually agreed to waive its management fee for the Income Strategy Fund and the World Growth & Income Strategy Fund.

For the fiscal year ending November 30, 2004, Lord Abbett voluntarily reimbursed expenses to the extent necessary to maintain Convertible Fund's total operating expenses for Class A shares at 1.30%, for Class B shares at 1.95%, for Class C shares at 1.95% and for Class P shares at 1.40% of the average daily net assets of such class. For the fiscal year ended November 30, 2004, the reimbursement amounted to $99,003. Lord Abbett discontinued this voluntary expense reimbursement.

For the fiscal year ending November 30, 2006, Lord Abbett has contractually agreed to reimburse a portion of the Core Fixed Income Fund, Limited Duration Fund, and Total Return Fund's expenses so that the Total Annual Operating Expenses for each Fund do not exceed an aggregate annual rate of 0.90% of average daily net assets for Class A shares, 1.55% of average daily net assets for Class B and C shares, and 1.00% of average daily net assets for Class P shares.

For the year ending November 30, 2006, Lord Abbett has contractually agreed to reimburse a portion of the U.S. Government Fund's expenses so that the Total Annual Operating Expenses for the Fund does not exceed an aggregate annual rate of 1.00% of average daily net assets for Class A shares, 1.65% of average daily net assets for Class B and C shares, and 1.10% of average daily net assets for Class P shares.


Each Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside directors'/trustees' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders, insurance premiums, and other expenses connected with executing portfolio transactions.

INVESTMENT MANAGERS

As stated in the Prospectus, Lord Abbett uses a team of investment managers and analysts acting together to manage the investments of each Fund.

The Lord Abbett Asset Allocation Committee oversees and reviews the allocation and investment of the Balanced Strategy Fund, Income Strategy Fund, and World Growth & Income Strategy Fund's assets in the underlying funds. The Asset Allocation Committee consists of Robert G. Morris, Robert I. Gerber, Christopher
J. Towle, and Harold E. Sharon who are all primarily and jointly responsible for day-to-day management of the Funds.

Christopher J. Towle heads the team of the Convertible Fund and the other senior member is Maren Lindstrom. Mr. Towle and Ms. Lindstrom are primarily and jointly responsible for the day-to-day management of the Fund.


Robert I. Gerber heads the team of the Core Fixed Income Fund, Limited Duration Fund, Total Return Fund, and U.S. Government Fund, and the other senior members are Walter H. Prahl and Robert A. Lee. Mr. Gerber is primarily responsible for the day-to-day management of the Funds.

Christopher J. Towle heads the team of the High Yield Fund and the other senior member is Michael S. Goldstein. Mr. Towle is primarily responsible for the day-to-day management of the Fund.


The following table indicates for each Fund as of November 30, 2005: (1) the number of other accounts managed by each investment manager who is primarily and/or jointly responsible for the day-to-day management of that Fund within certain categories of investment vehicles; and (2) the total assets in such accounts managed within each category. For each of the categories a footnote to the table also provides the number of accounts and the total assets in the accounts with respect to which the management fee is based on the performance of the account. Included in the Registered Investment Companies or mutual funds category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles. Lord Abbett does not manage any hedge funds. The Other Accounts category encompasses Retirement and Benefit Plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by Financial Intermediaries unaffiliated with Lord Abbett. (The data shown below are approximate.)

                                                     OTHER ACCOUNTS MANAGED (# AND TOTAL ASSETS IN MILLIONS)*
                                                     --------------------------------------------------------

                                                                            OTHER POOLED
                                                  REGISTERED INVESTMENT      INVESTMENT
FUND                      NAME                          COMPANIES              VEHICLES           OTHER ACCOUNTS
----                      ----                          ---------              --------           --------------
Balanced Strategy Fund    Robert G. Morris             3 / $ 222.5            0 / $ 0.0             0 / $ 0.0
                          Robert I. Gerber            11 / $ 2,081.2          0 / $ 0.0         14,946 / $ 5,197.4
                          Christopher J. Towle       13 / $ 12,558.4        3 / $ 1,192.3       5,432 / $ 2,279.0
                          Harold E. Sharon             8 / $ 731.3            0 / $ 0.0             2 / $ 0.5

Convertible Fund          Christopher J. Towle       13 / $ 13,421.8        3 / $ 1,192.3       5,432 / $ 2,279.0
                          Maren Lindstrom               0 / $ 0.0             0 / $ 0.0         5,430 / $ 2,255.8

Core Fixed Income Fund    Robert I. Gerber            11 / $ 3,102.8          0 / $ 0.0         14,946 / $ 5,197.4

High Yield Fund           Christopher J. Towle       13 / $ 13,469.2        3 / $ 1,192.3       5,432 / $ 2,279.0

Income Strategy Fund      Robert G. Morris            3 / $ 1,319.8           0 / $ 0.0             0 / $ 0.0
                          Robert I. Gerber            11 / $ 3,178.5          0 / $ 0.0         14,946 / $ 5,197.4
                          Christopher J. Towle       13 / $ 13,655.7        3 / $ 1,192.3       5,432 / $ 2,279.0
                          Harold E. Sharon            8 / $ 1,828.6           0 / $ 0.0             2 / $ 0.5

Limited Duration Fund     Robert I. Gerber            11 / $ 3,045.5          0 / $ 0.0         14,946 / $ 5,197.4

Total Return Fund         Robert I. Gerber            11 / $ 2,788.7          0 / $ 0.0         14,946 / $ 5,197.4

U.S. Government Fund      Robert I. Gerber            11 / $ 2,390.9          0 / $ 0.0         14,946 / $ 5,197.4

World Growth & Income
Strategy Fund             Robert G. Morris            3 / $ 1,293.1           0 / $ 0.0             0 / $ 0.0
                          Robert I. Gerber            11 / $ 3,151.8          0 / $ 0.0         14,946 / $ 5,197.4
                          Christopher J. Towle       13 / $ 13,629.0        3 / $ 1,192.3       5,432 / $ 2,279.0
                          Harold E. Sharon            8 / $ 1,801.8           0 / $ 0.0             2 / $ 0.5


* Included in the number of accounts and total assets are 0 accounts with respect to which the management fee is based on the performance of the account.

Conflicts of interest may arise in connection with the investment managers' management of the investments of the Funds and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Funds and other accounts with similar investment objectives and policies. An investment manager potentially could use information concerning a Fund's transactions to the advantage of other accounts and to the detriment of the Funds. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the Funds. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers' management of the investments of the Funds and the investments of the other accounts referenced in the table above.

COMPENSATION OF INVESTMENT MANAGERS

Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. The level of compensation takes into account the investment manager's experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the investment manager's investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns, and similar factors. Investment results are evaluated based on an assessment of the investment manager's three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the investment manager's assets under management, the revenues generated by those assets, or the profitability of the investment manager's unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment managers on the impact their fund's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager's profit-sharing account are based on a percentage of the investment manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

HOLDINGS OF INVESTMENT MANAGERS

The following table indicates for each Fund the dollar range of shares beneficially owned by each investment manager who is primarily and/or jointly responsible for the day-to-day management of that Fund, as of November 30, 2005. This table includes the value of shares beneficially owned by such investment managers through 401(k) plans and certain other plans or accounts, if any.


                                                                DOLLAR RANGE OF SHARES IN THE FUND
                                                                ----------------------------------
                                                      $1-     $10,001-   $50,001-    $100,001-  $500,001-      OVER
FUND                NAME                   NONE     $10,000    $50,000   $100,000    $500,000   $1,000,000  $1,000,000
----                ----                   ----     -------    -------   --------    --------   ----------  ----------
Balanced Strategy
Fund                Robert G. Morris                                                                             X
                    Robert I. Gerber                                         X
                    Christopher J. Towle                          X
                    Harold E. Sharon         X

                                                                DOLLAR RANGE OF SHARES IN THE FUND
                                                                ----------------------------------
                                                      $1-     $10,001-   $50,001-    $100,001-  $500,001-      OVER
FUND                NAME                   NONE     $10,000    $50,000   $100,000    $500,000   $1,000,000  $1,000,000
----                ----                   ----     -------    -------   --------    --------   ----------  ----------
Convertible Fund    Christopher J. Towle     X
                    Maren Lindstrom                                          X

Core Fixed Income
Fund                Robert I. Gerber                                         X

High Yield Fund     Christopher J. Towle                          X

Income Strategy
Fund                Robert G. Morris                                         X
                    Robert I. Gerber                              X
                    Christopher J. Towle     X
                    Harold E. Sharon         X

Limited Duration
Fund                Robert I. Gerber                              X

Total Return Fund   Robert I. Gerber                                         X

U.S. Government
Fund                Robert I. Gerber                              X

World Growth &
Income
Strategy Fund       Robert G. Morris                                         X
                    Robert I. Gerber                              X
                    Christopher J. Towle     X
                    Harold E. Sharon         X


ADMINISTRATIVE SERVICES

Pursuant to an Administrative Services Agreement with each Fund, Lord Abbett provides certain administrative services not involving the provision of investment advice to each Fund. Under the Agreement, each Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at an annual rate of .04 of 1%, with the exception of Balanced Strategy Fund, Income Strategy Fund and World Growth & Income Strategy Fund, which do not pay such fee. This fee is allocated among the classes of shares of each Fund based on average daily net assets. The Administrative Services Agreement was effective January 1, 2003.

The administrative services fees payable to Lord Abbett for each Fund are as follows:


FUND                                          2005          2004           2003
----                                          ----          ----           ----
Balanced Strategy Fund                  $        0*   $   56,264**   $  108,135**
Convertible Fund                        $   85,378    $   54,710     $    3,853
Core Fixed Income Fund                  $   30,386    $   27,155     $   21,570
High Yield Fund                         $   81,603    $   83,308     $   66,011
Income Strategy Fund                    $        0*          N/A            N/A
Limited Duration Fund                   $   58,518    $   68,306     $   66,602
Total Return Fund                       $  123,228    $   74,366     $   43,366
U.S. Government Fund                    $  347,263    $  402,829     $  415,053
World Growth & Income Strategy Fund     $        0*          N/A            N/A



* Balanced Strategy Fund, Income Strategy Fund and World Growth & Income Strategy Fund do not pay the Administrative Services Fee.
**Effective March 1, 2004, Balanced Strategy Fund no longer pays the Administrative Services Fee.


PRINCIPAL UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and a subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for each Fund.

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105, is each Fund's custodian. The custodian pays for and collects proceeds of securities bought and sold by the Funds and attends to the collection of principal and income. The custodian may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by a Fund in foreign countries and to hold cash and currencies for each Fund. In accordance with the requirements of Rule 17f-5, the Board has approved arrangements permitting each Fund's foreign assets not held by the custodian or its foreign branches to be held by certain qualified foreign banks and depositories. In addition, State Street Bank and Trust Company performs certain accounting and recordkeeping functions relating to portfolio transactions and calculates each Fund's net asset value.

TRANSFER AGENT

DST Systems, Inc., 210 W. 10th St., Kansas City, MO, 64106, acts as the transfer agent and dividend disbursing agent for each Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Deloitte & Touche LLP, Two World Financial Center, New York, NY, 10281, is the Independent Registered Public Accounting Firm of the Funds and must be approved at least annually by the Funds' Board to continue in such capacity. Deloitte & Touche LLP performs audit services for the Funds, including the examination of financial statements included in the Funds' Annual Report to Shareholders.


                                       6.

                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES



FOR EQUITY INVESTMENTS IN THE FUNDS

It is Lord Abbett's and the Funds' policy to obtain best execution on all portfolio transactions, which means that Lord Abbett seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, the Funds may pay, as described below, a higher commission than some brokers might charge on the same transaction. The policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, the Funds, if considered advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Normally, the selection of broker-dealers is made by traders who are employees of Lord Abbett. These traders also do the trading for other accounts -- investment companies and other investment clients -- managed by Lord Abbett. They are responsible for seeking best execution.

In transactions on stock exchanges in the United States, commissions are typically negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in the Funds' portfolio usually will include a concession paid to the underwriter by the issuer, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

The Funds pay a commission rate that Lord Abbett believes is appropriate to give maximum assurance that the Funds' brokers will provide the Funds, on a continuing basis, with the highest level of brokerage services available. While Lord Abbett does not always seek the lowest possible commissions on particular trades, Lord Abbett believes that the commission rates paid by the Funds are in line with the rates that many other institutions pay. Lord Abbett's traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers. Such services include showing the Funds trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, confidential treatment, promptness and reliability. The value of these services may be viewed in terms of either a particular transaction or multiple transactions on behalf of one or more accounts managed by Lord Abbett.

While neither Lord Abbett nor the Funds obtain third party research services from brokers executing portfolio transactions for the Funds, some of these brokers may provide proprietary research services, at least some of which are useful to Lord Abbett in its overall responsibilities with respect to the Funds and the other accounts Lord Abbett manages. In addition, Lord Abbett purchases third party research with its own funds. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Such services may be used by Lord Abbett in servicing all of its accounts, and not all of such services will necessarily be used by Lord Abbett in connection with its management of the Funds. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with its management of the Funds, and not all of such services will necessarily be used by Lord Abbett in connection with its advisory services to such other accounts. Lord Abbett cannot allocate research services received from brokers to any particular account, research services are not a substitute for Lord Abbett's services but are supplemental to its own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into its investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of proprietary research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be increased if it attempted to generate such additional information through its own staff.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

Lord Abbett seeks to combine or "batch" purchases or sales of a particular security placed at or about the same time for similarly situated accounts, including the Funds, to facilitate "best execution" and to reduce other transaction costs, if relevant. Each account that participates in a particular batched order, including the Funds, will do so at the average share price for all transactions related to that order. Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating accounts in proportion to the size of the order placed for each account (i.e., pro-rata). Lord Abbett, however, may increase or decrease the amount of securities allocated to one or more accounts if necessary to avoid holding odd-lot or small numbers of shares in a client account. In addition, if Lord Abbett is unable to execute fully a batched transaction and determines that it would be impractical to allocate a small number of securities on a pro-rata basis among the participating accounts, Lord Abbett allocates the securities in a manner it determines to be fair to all accounts over time.

At times, Lord Abbett is not able to batch purchases and sales for all accounts or products it is managing, such as when an individually-managed account client directs it to use a particular broker for a trade (sometimes referred to as "directed accounts"), or when Lord Abbett is placing transactions for separately managed account programs (sometimes referred to as "wrap programs"). When it does not batch purchases and sales, Lord Abbett usually uses a rotation process for placing equity transactions on behalf of the different groups of accounts or products with respect to which transactions are communicated to the trading desk or placed at or about the same time. Generally, Lord Abbett will place trades first for transactions on behalf of the Lord Abbett funds and non-directed individually-managed institutional accounts, second for wrap programs, by program, and finally for directed accounts.

FOR FIXED INCOME INVESTMENTS IN THE FUNDS

It is Lord Abbett's and the Funds' policy to obtain best execution on all portfolio transactions, which means that Lord Abbett and the Funds select broker-dealers on the basis of their professional capability to execute the Fund's portfolio transactions at the most favorable prices, considering all costs of the transaction, including dealer markups and markdowns.

To the extent permitted by law, a Fund, if considered advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer. Trades are executed only when they are dictated by investment decisions by Lord Abbett to cause the Lord Abbett-sponsored funds to purchase or sell portfolio securities. Purchases from underwriters of newly-issued securities for inclusion in the Funds' portfolio usually will include a concession paid to the underwriter by the issuer, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

Lord Abbett allocates the securities in a manner it determines to be fair to all portfolios over time. Lord Abbett may seek to combine or "batch" purchases or sales of a particular security placed at the same time for similarly situated portfolios, including the Funds, to facilitate "best execution" and to reduce other transaction costs, if relevant. Each portfolio that participates in a particular batched purchase or sale, including the Funds, will do so at the same price. Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating portfolios in proportion to the size of the purchase or sale placed for each portfolio (i.e., pro-rata). Lord Abbett, however, may increase or decrease the amount of a security allocated to one or more portfolios if necessary to avoid holding odd-lot or a small amount of a particular security in a portfolio. In addition, if Lord Abbett is unable to execute fully a batched transaction, and determines that it would be impractical to allocate a small amount of the security on a pro-rata basis among the portfolios, or, in circumstances under which the relative holdings of some portfolios require an allocation other than pro-rata (e.g., cash from a new portfolio being initially invested, an existing portfolio raising cash, or other circumstances under which a portfolio is over- or under-weighted in one or more holdings relative to other similarly managed portfolios), Lord Abbett allocates the securities fairly as stated above. At times, Lord Abbett is not able to batch purchases and sales for all accounts or products it is managing, such as when a limited amount of a particular security is available from only one or a limited number of broker-dealers.

TOTAL BROKERAGE COMMISSIONS PAID TO INDEPENDENT BROKER-DEALERS

The total brokerage commissions on transactions of securities paid to independent broker dealers are as follows for the past three fiscal years:


FUND                                          2005          2004           2003
----                                          ----          ----           ----
Balanced Strategy Fund                  $        0    $        0     $        0
Convertible Fund                        $   87,983    $   74,575     $   20,741*
Core Fixed Income Fund                  $      284    $      583     $        0
High Yield Fund                         $    5,598    $    7,264     $    3,000
Income Strategy Fund                    $        0**         N/A            N/A
Limited Duration Fund                   $        0    $        0     $        0
Total Return Fund                       $      956    $    1,842     $        0
U.S. Government Fund                    $    4,228    $    7,588     $        0
World Growth & Income Strategy Fund     $        0**         N/A            N/A


*6/23/03 (commencement of operations) through 11/30/03

** 6/29/05 (commencement of operations) through 11/30/05


                                       7.

                                CLASSES OF SHARES

Each Fund offers investors different classes of shares in this SAI. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series, or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund. However, the Rule exempts the selection of independent registered public accounting firms, the approval of a contract with a principal underwriter and the election of trustees from the separate voting requirements.

The Trust does not hold meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act. Under the Trust's Declaration and Agreement of Trust ("Declaration"), shareholder meetings may be called at any time by certain officers of the Trust or by a majority of the Trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of each Fund's shareholders or upon other matters deemed to be necessary or desirable or (ii) upon the written request of the holders of at least one-quarter of each Fund's outstanding shares and entitled to vote at the meeting.

SHAREHOLDER LIABILITY. Delaware law provides that the Trust's shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private for profit corporations. The courts of some states, however, may decline to apply Delaware law on this point. The Declaration contains an express disclaimer of shareholder liability for the acts, obligations, or affairs of the Trust and requires that a disclaimer be given in each contract entered into or executed by the Trust. The Declaration provides for indemnification out of the Trust's property of any shareholder or former shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. Lord Abbett believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Under the Declaration, the Trustees may, without shareholder vote, cause the Trust to merge or consolidate into, or sell and convey all or substantially all of, the assets of the Trust to one or more trusts, partnerships or corporations, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust's registration statement. In addition, the Trustees may, without shareholder vote, cause the Trust to be incorporated under Delaware law.

Derivative actions on behalf of the Trust may be brought only by shareholders owning not less than 50% of the then outstanding shares of the Trust.

CLASS A SHARES. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million or on investments for Retirement and Benefit Plans with less than 100 eligible employees or on investments that do not qualify under the other categories listed under "Net Asset Value Purchases of Class A Shares." If you purchase Class A shares as part of an investment of at least $1 million (or for certain Retirement and Benefit Plans) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but, subject to certain exceptions, if you redeem any of those shares on or before the 12th month after the month in which you buy them (24th month if the shares were purchased prior to November 1, 2004), you may pay a contingent deferred sales charge ("CDSC") of 1%.

CLASS B SHARES. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor. That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the average daily net asset value of the Class B shares. The CDSC and the Rule 12b-1 plan applicable to the Class B shares are described in the Funds' Prospectus.

CONVERSIONS OF CLASS B SHARES. The conversion of Class B shares after the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

CLASS C SHARES. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay a CDSC of 1% to Lord Abbett Distributor. Class C shares are subject to service and distribution fees at an annual rate of 1% of the average daily net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the Class C shares are described in the Funds' Prospectus.

CLASS P SHARES. If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class P shares are subject to service and distribution fees at an annual rate of .45 of 1% of the average daily net asset value of the Class P shares. The Rule 12b-1 plan, applicable to the Class P shares, is described in each Fund's Prospectus. Class P shares are available to a limited number of investors.

RULE 12b-1 PLANS

CLASS A, B, C, AND P. Each Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act for each of the Fund classes offered in this
SAI: the "A Plan," the "B Plan," the "C Plan," and the "P Plan," respectively. The principal features of each Plan are described in the Prospectus; however, this SAI contains additional information that may be of interest to investors. Each Plan is a compensation plan, allowing each class to pay a fixed fee to Lord Abbett Distributor that may be more or less than the expenses Lord Abbett Distributor actually incurs. In adopting each Plan and in approving its continuance, the Board has concluded that there is a reasonable likelihood that each Plan will benefit its respective class and its shareholders. The expected benefits include greater sales and lower redemptions of class shares, which should allow each class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Each Plan compensates Lord Abbett Distributor for financing activities primarily intended to sell shares of the Funds. These activities include, but are not limited to, the preparation and distribution of advertising material and sales literature and other marketing activities. Lord Abbett Distributor also uses amounts received under each Plan as described in the Prospectus for payments to dealers and other agents for (i) providing continuous services to shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Funds.

The amounts paid by each Fund to Lord Abbett Distributor pursuant to the Plans for the fiscal year ended November 30, 2005 were:


FUND                     CLASS A PLAN   CLASS B PLAN   CLASS C PLAN   CLASS P PLAN
----                     ------------   ------------   ------------   ------------
Balanced Strategy Fund   $  2,803,120   $    950,414   $  1,003,473   $      6,868
Convertible Fund         $    331,202   $    163,807   $    702,446   $        763
Core Fixed Income Fund   $    159,505   $    142,038   $    188,037   $      2,243
High Yield Fund          $    374,895   $    452,075   $    401,983   $         21
Income Strategy Fund     $      2,952   $        503   $      3,641   $          1
Limited Duration Fund    $    304,547   $     69,390   $    514,482   $          0
Total Return Fund        $    398,911   $    345,359   $    244,846   $      9,663
U.S. Government Fund     $  2,610,974   $    517,232   $    683,099   $          0
World Growth & Income    $     12,243   $      2,734   $      8,018   $          2
     Strategy Fund


Each Plan requires the Board to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan, the purposes for which such expenditures were made, and any other information the Board reasonably requests to enable it to make an informed determination of whether the Plans should be continued. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside Trustees"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the Trustees, including a majority of the outside Trustees. As long as the Plans are in effect, the selection or nomination of outside Trustees is committed to the discretion of the outside Trustees.


One Trustee, Thomas J. Neff, may be deemed to have an indirect financial interest in the operation of the Plans. Mr. Neff, an independent Trustee of the Fund, also is a director of Hewitt Associates, Inc. and owns less than .01 of 1% of the outstanding shares of Hewitt Associates, Inc. Hewitt Associates is a global human resources outsourcing and consulting firm with approximately $2.8 billion in revenue in fiscal 2005. Hewitt Financial Services LLC, a subsidiary of Hewitt Associates, Inc., may receive payments from the 12b-1 Plans of the Fund and/or other Lord Abbett-sponsored Funds. In the twelve months ended October 31, 2005, Hewitt Financial Services LLC received 12b-1 payments totaling approximately $320,000 from all of the Lord Abbett-sponsored Funds in the aggregate.


Payments made pursuant to a Plan are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. A Plan terminates automatically if it is assigned. In addition, each Plan may be terminated at any time by vote of a majority of the outside Trustees or by vote of a majority of the outstanding voting securities of such class.

CONTINGENT DEFERRED SALES CHARGES. A CDSC applies upon early redemption of shares regardless of class, and (i) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (ii) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares. In the case of Class A shares, this increase is represented by shares having an aggregate dollar value in your account. In the case of Class B and Class C shares, this increase is represented by that percentage of each share redeemed where the net asset value exceeded the initial purchase price.

CLASS A SHARES. As stated in the Prospectus, subject to certain exceptions, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which a one-time distribution fee of up to 1% has been paid if such shares are redeemed out of the Lord Abbett-sponsored fund within a period of 12 months (24 months if the shares were purchased prior to November 1, 2004) from the end of the month in which the original sale occurred.

CLASS B SHARES. As stated in the Prospectus, subject to certain exceptions, if Class B shares (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related services to each Fund in connection with the sale of Class B shares.

To minimize the effects of the CDSC or to determine whether the CDSC applies to a redemption, each Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

ANNIVERSARY OF THE DAY ON               CONTINGENT DEFERRED SALES CHARGE
WHICH THE PURCHASE ORDER WAS ACCEPTED   ON REDEMPTIONS (AS % OF AMOUNT SUBJECT TO CHARGE)
-------------------------------------   -------------------------------------------------
Before the 1st                          5.0%
On the 1st, before the 2nd              4.0%
On the 2nd, before the 3rd              3.0%
On the 3rd, before the 4th              3.0%
On the 4th, before the 5th              2.0%
On the 5th, before the 6th              1.0%
On or after the 6th anniversary         None

In the table, an "anniversary" is the same calendar day in each respective year after the date of purchase. All purchases are considered to have been made on the business day on which the purchase order was accepted.

CLASS C SHARES. As stated in the Prospectus, subject to certain exceptions, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder normally will be required to pay to Lord Abbett Distributor a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge also will be collected by Lord Abbett Distributor.

GENERAL. The percentage (1% in the case of Class A and Class C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B, and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage."

With respect to Class A shares, a CDSC will not be assessed at the time of certain transactions, including redemptions by participants or beneficiaries from certain Retirement and Benefit Plans and benefit payments under Retirement and Benefit Plans in connection with plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class A share purchases by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Funds and/or Lord Abbett Distributor, no CDSC will be assessed at the time of redemptions that continue as investments in another fund participating in the program provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds. With respect to Class B shares, no CDSC is payable for redemptions (i) in connection with Systematic Withdrawal Plan and Div-Move services as described below under those headings, (ii) in connection with a mandatory distribution under 403(b) plans and IRAs and (iii) in connection with the death of the shareholder. In the case of Class A shares, the CDSC is received by the Fund (if the purchase was made prior to November 1, 2004) or by Lord Abbett Distributor (if the purchase was made on or after November 1, 2004) and is intended to reimburse all or a portion of the amount paid by the Fund or Lord Abbett Distributor, as the case may be, if the shares are redeemed before the Fund or Lord Abbett Distributor has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund. In the case of Class B and Class C shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related services to the Fund (including recoupment of the commission payments made) in connection with the sale of Class B and Class C shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B or C Plan distribution fee.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the exchanged shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of his or her account, in the case of Class A shares, (ii) that percentage of each share redeemed, in the case of Class B and Class C shares, derived from increases in the value of the shares above the total cost of shares being redeemed due to increases in net asset value, (iii) shares with respect to which no Lord Abbett-sponsored fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iv) shares that, together with exchanged shares, have been held continuously for 12 months (24 months if the shares were purchased prior to November 1, 2004) from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and
(b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that a Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors that you should discuss with your financial adviser. A Fund's class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in a Fund. We used the sales charge rates that generally apply to Class A, Class B, and Class C, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary based on that Fund's actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

HOW LONG DO YOU EXPECT TO HOLD YOUR INVESTMENT? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

INVESTING FOR THE SHORT TERM. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $50,000 for the Balanced Strategy Fund, Income Strategy Fund and World Growth & Income Strategy Fund, and $100,000 for the Convertible Fund, Core Fixed Income Fund, High Yield Fund, Limited Duration Fund, Total Return Fund, and U.S. Government Fund), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $50,000/$100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

In addition, it may not be suitable for you to place an order for Class B or Class C shares for Retirement and Benefit Plans with at least 100 eligible employees or for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases. You should discuss this with your financial advisor.

INVESTING FOR THE LONGER TERM. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $50,000/$100,000. If you plan to invest more than $50,000/$100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under each Fund's Rights of Accumulation.

Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

ARE THERE DIFFERENCES IN ACCOUNT FEATURES THAT MATTER TO YOU? Some account features are available in whole or in part to Class A, Class B, and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement and Benefit Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Services For Fund Investors" in the Prospectus for more information about the 12% annual waiver of the CDSC for Class B shares. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject.

HOW DO PAYMENTS AFFECT MY BROKER? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and Class B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for a Fund and Class C shareholders.

                                       8.

            PURCHASES, REDEMPTIONS, PRICING, AND PAYMENTS TO DEALERS

Information concerning how we value Fund shares is contained in the Prospectus under "Purchases" and "Redemptions". The Funds' Board has adopted policies and procedures that are designed to prevent or stop excessive trading and market timing. Please see the Prospectus under "Purchases."

Under normal circumstances we calculate a Fund's net asset value as of the close of the NYSE on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Portfolio securities are valued at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sale price, or, if there is no sale on that day, at the last bid, or, in the case of bonds, in the over-the-counter market if that market more accurately reflects the market value of the bonds. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the last bid and asked prices. Over-the-counter fixed income securities are valued at prices supplied by independent pricing services, which reflect broker-dealer-supplied valuations and electronic data processing techniques reflecting the mean between the bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board.

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the exchange rates of such currencies against United States dollars provided by an independent pricing service at the close of regular trading on the London Stock Exchange. If such exchange rates are not available, the rate of exchange will be determined in accordance with the policies established by the Board as described in the Prospectus.

NET ASSET VALUE PURCHASES OF CLASS A SHARES. As stated in the Prospectus, our Class A shares may be purchased at net asset value under the following circumstances: (a) purchases of $1 million or more, (b) purchases by Retirement and Benefit Plans with at least 100 eligible employees, (c) purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases, (d) purchases made with dividends and distributions on Class A shares of another Eligible Fund, (e) purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares (f) purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor, (g) purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services (including so-called "mutual fund wrap account programs"), provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases, (h) purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor, (i) purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers), or (j) purchases through a broker-dealer for clients that participate in an arrangement with the broker-dealer under which the client pays the broker-dealer a fee based on the total asset value of the client's account for all or a specified number of securities transactions, including purchases of mutual fund shares, in the account during a certain period.

Our Class A shares also may be purchased at net asset value (i) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, (ii) in connection with a merger, acquisition or other reorganization, (iii) by employees of our shareholder servicing agent, or (iv) by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of the directors, trustees, employees of Lord Abbett, or employees of our shareholder service agents. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Fund has a business relationship.

EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level), (ii) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. ("GSMMF"), or (iii) any authorized institution's affiliated money market fund meeting certain criteria set by Lord Abbett Distributor as to certain omnibus accounts and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF", to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMFs have the same right to exchange their shares for the corresponding class of each Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received in proper form prior to the close of the NYSE. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.


Shareholders have the exchange privilege unless they refuse it in writing. We reserve the right to modify, restrict or reject any purchase order or exchange request if a Fund or Lord Abbett Distributor determines that it is in the best interest of the Fund and its shareholders. Each Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. We can revoke or modify the privilege for all shareholders upon 60 days' written notice.


"Eligible Funds" are AMMF and other Lord Abbett-sponsored funds that are eligible for the exchange privilege, except Lord Abbett Series Fund, Inc. ("LASF"). The exchange privilege will not be available with respect to any otherwise "Eligible Funds" the shares of which at the time are not available to new investors of the type requesting the exchange.

The other funds and series that participate in the Telephone Exchange Privilege [except (a) GSMMF, (b) certain series of Lord Abbett Municipal Income Fund and Lord Abbett Municipal Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) AMMF (collectively, the "Non-12b-1 Funds")] have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett-sponsored funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett-sponsored funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B and Class C shares. Thus, if shares of a Lord Abbett-sponsored fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett-sponsored funds, in the case of the Class A shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B and Class C shares. Acquired Shares held in GSMMF and AMMF that are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired

Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

LETTER OF INTENTION. Under the terms of the Letter of Intention as described in the Prospectus, Purchasers (as defined in the Prospectus) may invest $50,000/$100,000 or more over a 13-month period in Class A, B, C, and P shares of any Eligible Fund. Such Class A, B, C, and P shares currently owned by you are credited as purchases (at their current offering prices on the date the Letter of Intention is signed) toward achieving the stated investment and reduced initial sales charge for new purchases of Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Letter of Intention is not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

RIGHTS OF ACCUMULATION. As stated in the Prospectus, Purchasers (as defined in the Prospectus) may aggregate their investments in Class A, B, C, and P shares of any Eligible Fund so that a current investment, plus the Purchaser's holdings valued at the public offering price, reach a level eligible for a discounted sales charge for Class A shares.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or otherwise by Lord Abbett Distributor or a Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission ("SEC") deems an emergency to exist.

The Board may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 60 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

DIV-MOVE. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must either be your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

INVEST-A-MATIC. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000 in the case of Class A or Class C shares and $25,000 in the case of Class B shares. Lord Abbett prototype retirement plans have no such minimum. With respect to Class B shares, the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time the SWP is established. For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Because the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when, in effect, a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

RETIREMENT PLANS. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Traditional, Education, Roth and SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name State Street Bank & Trust Company as custodian and contain specific information about the plans excluding 401(k) plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

PURCHASES THROUGH FINANCIAL INTERMEDIARIES. Each Fund and/or Lord Abbett Distributor has authorized one or more agents to receive on its behalf purchase and redemption orders. Such agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of a Fund or Lord Abbett Distributor. Each Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent's authorized designee, receives the order. A Financial Intermediary may charge transaction fees on the purchase and/or sale of Fund shares.


REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. As described in each Fund's prospectus, Lord Abbett or Lord Abbett Distributor, in its sole discretion, at its own expense and without cost to the Fund or shareholders, also may make payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers") in connection with marketing and/or distribution support for Dealers, shareholder servicing, entertainment, training and education activities for the Dealers, their investment professionals and/or their clients or potential clients, and/or the purchase of products or services from such Dealers. Some of these payments may be referred to as revenue sharing payments. As of the date of this statement of additional information, the Dealers to whom Lord Abbett or Lord Abbett Distributor makes revenue sharing payments (not including payments for entertainment, and training and education activities for the Dealers, their investment professionals and/or their clients or potential clients) with respect to the Funds and/or other Lord Abbett Funds were as follows:

    Allstate Life Insurance Company
    Allstate Life Insurance Company of New York
    A.G. Edwards & Sons, Inc.
    B.C. Ziegler and Company
    Bodell Overcash Anderson & Co., Inc.
    Cadaret, Grant & Co., Inc.
    Citigroup Global Markets, Inc.
    Edward D. Jones & Co.
    Family Investors Company
    James I. Black & Co.
    Linsco/Private Ledger Corp.
    Mass Mutual Life Investors Services, Inc.
    McDonald Investments Inc.
    Merrill Lynch, Pierce, Fenner & Smith Incorporated
    (and/or certain of its affiliates)
    Metlife Securities, Inc.
    Morgan Stanley DW, Inc.
    National Financial Partners
    Phoenix Life and Annuity Co.
    Piper Jaffrey & Co.
    Protective Life Insurance Company
    Prudential Investment Management Services LLC
    RBC Dain Rauscher
    Raymond James & Associates, Inc.
    Raymond James Financial Services, Inc.
    Sun Life Assurance Company of Canada
    The Travelers Insurance Company
    The Travelers Life and Annuity Company
    UBS Financial Services Inc.
    Wachovia Securities, LLC


For more specific information about any revenue sharing payments made to your Dealer, investors should contact their investment professionals.


Thomas J. Neff, an independent Trustee of the Fund, is a director of Hewitt Associates, Inc. and owns less than .01 of 1% of the outstanding shares of Hewitt Associates, Inc. Hewitt Associates is a global human resources outsourcing and consulting firm with approximately $2.8 billion in revenue in fiscal 2005. Hewitt Associates LLC, a subsidiary of Hewitt Associates, Inc., may receive recordkeeping payments from the Fund and/or other Lord Abbett-sponsored funds. In the twelve months ended October 31, 2005, Hewitt Associates LLC received recordkeeping payments totaling approximately $414,000 from all of the Lord Abbett-sponsored Funds in the aggregate.


REDEMPTIONS IN KIND. Under circumstances in which it is deemed detrimental to the best interests of each Fund's shareholders to make redemption payments wholly in cash, each Fund may pay any portion of a redemption in excess of the lesser of $250,000 or 1% of a Fund's net assets by a distribution in kind of readily marketable securities in lieu of cash. Each Fund presently has no intention to make redemptions in kind under normal circumstances, unless specifically requested by a shareholder.

                                       9.

                              TAXATION OF THE FUNDS

Each Fund has elected, has qualified, and intends to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). Because each Fund is treated as a separate entity for federal income tax purposes, the status of each Fund as a regulated investment company is determined separately by the Internal Revenue Service. If a Fund qualifies as a regulated investment company, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders. If in any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates and when such income is distributed, such distributions will be further taxed at the shareholder level. Assuming a Fund does qualify as a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. Each Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

Each Fund intends to declare and pay as dividends each year substantially all of its net income from investments. Dividends paid by a Fund from its ordinary income or net realized short-term capital gains are taxable to you as ordinary income; however, certain qualified dividend income that a Fund receives and distributes to you is subject to a reduced tax rate of 15% (5% if you are in the 10% or 15% tax brackets) if you meet the general requirement of having held your Fund shares for more than 60 days, and you satisfy certain other requirements.

Dividends paid by a Fund from its net realized long-term capital gains are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares. The maximum federal income tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are currently (i) the same as ordinary income tax rates for capital assets held for one year or less, and (ii) 15% (5% for taxpayers in the 10% or 15% tax brackets) for capital assets held for more than one year. You should also be aware that the benefits of the long-term capital gains and qualified dividend rates may be reduced if you are subject to the alternative minimum tax. Capital gains recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations. All dividends are taxable regardless of whether they are received in cash or reinvested in Fund shares.

A Fund's net capital losses for any year cannot be passed through to you but can be carried forward for a period of years to offset the Fund's capital gains in those years. To the extent capital gains are offset by such losses, they do not result in tax liability to a Fund and are not expected to be distributed to you as long term capital gains dividends.

Dividends paid by a Fund to corporate shareholders may qualify for the dividends received deduction to the extent they are derived from dividends paid to the Fund by domestic corporations. If you are a corporation, you must have held your Fund shares for more than 45 days to qualify for the dividends received deduction. The dividends received deduction may be limited if you incur indebtedness to acquire Fund shares, and may result in reduction to the basis of your shares in a Fund if the dividend constitutes an extraordinary dividend at the Fund level.

Distributions paid by a Fund that do not constitute dividends because they exceed the Fund's current and accumulated earnings and profits will be treated as a return of capital and reduce the tax basis of your Fund shares. To the extent that such distributions exceed the tax basis of your Fund shares, the excess amounts will be treated as gains from the sale of the shares.

Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed paid by a Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year. Each Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

At the time of your purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or to undistributed taxable income of the Fund. Consequently, subsequent distributions by a Fund with respect to these shares from such appreciation or income may be taxable to you even if the net asset value of your shares is, as a result of the distributions, reduced below your cost for such shares and the distributions economically represent a return of a portion of your investment.

In general, if Fund shares are sold, you will recognize gain or loss equal to the difference between the amount realized on the sale and your adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gain dividends" received with respect to such shares. Losses on the sale of Fund shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire shares that are substantially identical.

If your Fund shares are redeemed by a distribution of securities, you will be taxed as if you had received cash equal to the fair market value of the securities. Consequently, you will have a fair market value basis in the securities.

Under Treasury regulations, if you are an individual and recognize a loss with respect to Fund shares of $2 million or more (if you are a corporation, $10 million or more) in any single taxable year (or greater amounts over a combination of years), you may be required to file a disclosure statement with the Internal Revenue Service.


Certain investment practices that a Fund may utilize, such as investing in options, futures, forward contracts, short sales, swaps, foreign currency, or foreign entities classified as "passive foreign investment companies" for U.S. tax purposes, may affect the amount, character, and timing of the recognition of gains and losses by the Fund. Such transactions may in turn affect the amount and character of Fund distributions to you.


A Fund may in some cases be subject to foreign withholding taxes, which would reduce the yield on its investments. It is generally expected that a Fund will not be eligible to pass through to you the ability to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund.

You may be subject to a 28% withholding tax on reportable dividends, capital gain distributions, and redemptions ("backup withholding"). Generally, you will be subject to backup withholding if a Fund does not have your certified taxpayer identification number on file, or, to the Fund's knowledge, the number that you have provided is incorrect or backup withholding is applicable as a result of your previous underreporting of interest or dividend income. When establishing an account, you must certify under penalties of perjury that your taxpayer identification number is correct and that you are not otherwise subject to backup withholding.

The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from a Fund can differ from the U.S. federal income tax rules described above. Many states allow you to exclude from your state taxable income the percentage of dividends derived from certain federal obligations, including interest on some federal agency obligations. Certain states, however, may require that a specific percentage of a Fund's income be derived from federal obligations before such dividends may be excluded from state taxable income. A Fund may invest some or all of its assets in such federal obligations. Each Fund intends to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on federal obligations may be excluded from state taxable income.

If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply and you should consult your tax adviser for detailed information about the tax consequences to you of owning Fund shares.

The foregoing discussion addresses only the U.S. federal income tax consequences applicable to U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the United States is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares will generally depend upon the status of the owner and the activities of the pass-through entity. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax adviser regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of U.S. gift and estate taxes.

Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.

                                       10.

                                   UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Funds. The Trust has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of each Fund, and to make reasonable efforts to sell Fund shares, on a continuous basis, so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

For the last three fiscal years, Lord Abbett Distributor, as the Trust's principal underwriter, received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares as follows:


                                                  YEAR ENDED NOVEMBER 30,
                                                  -----------------------
                                             2005           2004           2003
                                             ----           ----           ----
Gross sales charge                       $ 13,228,197   $ 12,333,509   $ 10,814,143

Amount allowed to dealers                $ 11,075,486   $ 10,343,114   $  1,735,611
                                         ------------   ------------   ------------
Net commissions
  received by Lord Abbett Distributor    $  2,152,711   $  1,990,395   $  9,078,532
                                         ============   ============   ============

In addition, Lord Abbett Distributor, as the Trust's principal underwriter, received the following compensation for the fiscal year ended November 30, 2005:


                                         BROKERAGE
                   COMPENSATION          COMMISSIONS
                   ON REDEMPTION         IN CONNECTION            OTHER
                   AND REPURCHASE        WITH FUND TRANSACTIONS   COMPENSATION
                   --------------        ----------------------   ------------
Class A            $ 0                   $ 0                      $ 2,070,190

Class B            $ 0                   $ 0                      $       866*

Class C            $ 0*                  $ 0                      $     6,356*

Class P            $ 0                   $ 0                      $     3,246


*Excludes 12b-1 payments and CDSC fees received during the first year of the associated investment as repayment of fees advanced by Lord Abbett Distributor to Broker/Dealers at the time of sale.

                                       11.

                                   PERFORMANCE

Each Fund computes the average annual compounded rates of total return during specified periods (i) before taxes, (ii) after taxes on Fund distributions, and
(iii) after taxes on Fund distributions and redemption (or sale) of Fund shares at the end of the measurement period. Each Fund equates the initial amount invested to the ending (redeemable) value of such investment by adding one to the computed average annual total return, expressed as a percentage, (i) before taxes, (ii) after taxes on Fund distributions, and (iii) after taxes on Fund distributions and redemption of Fund shares at the end of the measurement period, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all distributions (i) without the effect of taxes, (ii) less taxes due on such Fund distributions, and (iii) less taxes due on such Fund distributions and redemption of Fund shares, on the reinvestment dates at prices calculated as stated in the Prospectus. The ending (redeemable) value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation and, in the case of after taxes on Fund distributions and redemption of Fund shares, includes subtracting capital gains taxes resulting from the redemption and adjustments to take into account the tax benefit from any capital losses that may have resulted from the redemption.

In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) with respect to the Balanced Strategy Fund, Income Strategy Fund, and World Growth & Income Strategy Fund, 3.25% with respect to the Limited Duration Fund, 4.75% with respect to Convertible Fund, Core Fixed Income Fund, High Yield Fund, Total Return Fund and U.S. Government Fund (as a percentage of the offering price) is deducted from the initial investment (unless the total return is shown at net asset value). For Class B shares, the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to a Fund's investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to a Fund's investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). For Class P shares, total returns are shown at net asset value.


Using the computation methods described above, the following table indicates the average annual compounded rates of total return on an initial investment of one thousand dollars as of November 30, 2005, for each Fund, per class, for one, five, and ten-years, or the life of Fund, where applicable. The after-tax returns were calculated using the highest applicable individual federal marginal tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distribution (e.g., the ordinary income rate for ordinary income distributions, the short-term capital gain rate for short-term capital gains distributions, and the long-term capital gain rate for long-term capital gains distributions). The tax rates may vary over the measurement period. Certain qualified dividends received by each Fund and distributed to you, will be subject to a reduced tax rate and not the ordinary tax rate. Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) were disregarded, as were the effect of phaseouts of certain exemptions, deductions and credits at various income levels, and the impact of the federal alternative minimum income tax. Before- and after-tax returns are provided for Class A shares for the Funds. The after-tax returns for the other classes of shares not shown in the table will vary from those shown. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. A Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. The Income Strategy Fund and World Growth & Income Strategy Fund have less than one year of performance and therefore are not shown below.



                                           1 YEAR         5 YEARS         10 YEARS         LIFE OF FUND
                                           ------         -------         --------         ------------
BALANCED STRATEGY FUND
Class A Shares
    Before Taxes                           -1.84%          3.89%           6.83%                -
Class A Shares After
    Taxes on Distributions                 -3.05%          2.18%           4.22%                -
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                            -1.05%          2.32%           4.23%                -
Class B Shares                             -0.51%          4.30%              -           4.65% (5/1/98)
Class C Shares                              3.43%          4.51%              -          7.25% (7/15/96)
Class P Shares                              4.00%             -               -         11.82% (12/31/02)

CONVERTIBLE FUND
Class A Shares
    Before Taxes                            1.14%             -               -          6.62% (6/30/03)
Class A Shares After
    Taxes on Distributions                  0.29%             -               -          5.85% (6/30/03)
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                             0.72%             -               -          5.20% (6/30/03)
Class B Shares                              1.54%             -               -          6.95% (6/30/03)
Class C Shares                              5.44%             -               -          8.05% (6/30/03)
Class P Shares                              6.02%             -               -          8.75% (6/30/03)

                                           1 YEAR         5 YEARS         10 YEARS         LIFE OF FUND
                                           ------         -------         --------         ------------
CORE FIXED INCOME FUND
Class A Shares
    Before Taxes                           -2.73%           4.89%              -         5.31% (8/31/00)
Class A Shares After
    Taxes on Distributions                 -4.05%           2.38%              -         2.91% (8/31/00)
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                            -1.75%           2.62%              -         3.05% (8/31/00)
Class B Shares                             -2.48%           5.24%              -         5.66% (8/31/00)
Class C Shares                              1.43%           5.38%              -         5.79% (8/31/00)
Class P Shares                              1.99%           5.89%              -         6.28% (8/31/00)

HIGH YIELD FUND
Class A Shares
    Before Taxes                           -2.92%           6.86%              -         4.94% (12/31/98)
Class A Shares After
    Taxes on Distributions                 -5.20%           3.53%              -         1.49% (12/31/98)
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                            -1.91%           3.78%              -         2.01% (12/31/98)
Class B Shares                             -2.50%           7.09%              -         5.00% (12/31/98)
Class C Shares                              1.32%           7.26%              -         5.02% (12/31/98)
Class P Shares                              1.91%              -               -        10.48% (12/31/02)

LIMITED DURATION FUND
Class A Shares
    Before Taxes                           -2.42%           3.03%           4.16%               -
Class A Shares After
    Taxes on Distributions                 -3.66%           1.38%           2.18%               -
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                            -1.58%           1.59%           2.30%               -
Class B Shares                             -3.42%              -               -         -0.65% (5/2/03)
Class C Shares                              0.27%           2.90%              -         4.02% (7/15/96)

TOTAL RETURN FUND
Class A Shares
    Before Taxes                           -2.52%           5.19%              -         5.56% (8/31/00)
Class A Shares After
    Taxes on Distributions                 -3.95%           2.80%              -         3.27% (8/31/00)
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                            -1.53%           2.96%              -         3.35% (8/31/00)
Class B Shares                             -2.19%           5.56%              -         5.92% (8/31/00)
Class C Shares                              1.81%           5.72%              -         6.07% (8/31/00)
Class P Shares                              2.29%           6.26%              -         6.56% (8/31/00)

                                           1 YEAR          5 YEARS        10 YEARS         LIFE OF FUND
                                           ------          -------        --------         ------------
U.S. GOVERNMENT FUND
Class A Shares
    Before Taxes                           -2.68%           3.90%           4.71%               -
Class A Shares After
    Taxes on Distributions                 -3.94%           2.21%           2.42%               -
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                            -1.74%           2.31%           2.55%               -
Class B Shares                             -2.43%           4.06%              -          5.07% (8/1/96)
Class C Shares                              1.51%           4.29%              -         5.17% (7/15/96)



Yield quotations for each class of a fixed-income fund are based on a 30-day period ended on a specified date, computed by dividing the net investment income per share earned during the period by the maximum offering price per share of such class on the last day of the period. This is determined by finding the following quotient: the dividends and interest earned by a class during the period minus the aggregate expenses attributable to the class accrued during the period (net of reimbursements) and divided by the product of (i) the average daily number of class shares outstanding during the period that were entitled to receive dividends and (ii) the maximum offering price per share of such class on the last day of the period. To this quotient add one, and then increase the sum to the sixth power. Then subtract one from the product of this multiplication and multiply the remainder by two. Yield for the Class A shares reflects the deduction of the maximum initial sales charge, but may also be shown based on the Class A net asset value per share. Yields for Class B C, and P shares do not reflect the deduction of the CDSC. For the 30-day period ended November 30, 2005 the yield for each Fund is as follows:



           FUND                     CLASS A        CLASS B        CLASS C         CLASS P
           ----                     --------       -------        --------        -------
Balanced Strategy Fund               3.02%          2.38%          2.38%           2.93%
Convertible Fund                     0.67%          0.04%          0.04%           0.59%
Core Fixed Income Fund               4.03%          3.38%          3.38%           3.93%
High Yield Fund                      6.27%          5.62%          5.62%           6.21%
Limited Duration                     3.86%          3.21%          3.21%             NA
Total Return Fund                    4.22%          3.57%          3.56%           4.11%
U.S. Government Fund                 4.17%          3.51%          3.51%             NA


These figures represent past performance, and an investor should be aware that the investment return and principal value of an investment in a Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that past performance will be repeated in the future.

Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports, or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. Each Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature. In addition, each Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and/or investments for which reliable performance information is available.

                                       12.

                              FINANCIAL STATEMENTS


The financial statements incorporated herein by reference from the Lord Abbett Investment Trust's 2005 Annual Report to Shareholders have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and has been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                                   APPENDIX A

                      FUND PORTFOLIO INFORMATION RECIPIENTS

The following is a list of the third parties that may receive portfolio holdings or related information under the circumstances described above under Investment Policies - Policies and Procedures Governing Disclosure of Portfolio Holdings:


                                                                            PORTFOLIO COMMENTARIES,
                                                                            FACT SHEETS, PERFORMANCE
                                                        PORTFOLIO HOLDINGS  ATTRIBUTION INFORMATION
                                                        ------------------  -----------------------
                                                            (ITEM #1)*      (ITEM #2)*
ABN-AMRO Asset Management                                                             Monthly
ACS HR Solutions                                                                      Monthly
(Formerly Mellon Employee Benefit Solutions)
ADP Retirement Services                                                               Monthly
AG Edwards                                                                            Monthly
AIG SunAmerica                                                                        Monthly
Allstate Life Insurance Company                                                       Monthly
Alpha Investment Consulting Group LLC                                                 Monthly
Ameriprise                                                                            Monthly
(Formerly American Express Retirement Services)
American United Life Insurance Company                                                Monthly
AMG                                                                                   Monthly
Amivest Capital Management                                                            Monthly
Amvescap Retirement                                                                   Monthly
AON Consulting                                                                        Monthly
Arnerich Massena & Associates, Inc.                           Monthly                 Monthly
Asset Performance Partners                                                            Monthly
Asset Strategies Portfolio Services, Inc.                                             Monthly
AXA Financial Services                                                                Monthly
Bank of America Corporation                                                           Monthly
Bank of New York                                                                      Monthly
Bank of Oklahoma                                                                      Monthly
Bank One                                                                              Monthly
B.C. Ziegler                                                                          Monthly
Becker, Burke Associates                                      Monthly                 Monthly
Bell GlobeMedia Publishing Co.                                Monthly
Bellwether Consulting                                                                 Monthly
Berthel Schutter                                              Monthly                 Monthly
BilkeyKatz Investment Consultants                             Monthly
Brown Brothers Harriman                                                               Monthly
Buck Consultants, Inc.                                                                Monthly
Callan Associates Inc.                                        Monthly                 Monthly
Cambridge Associates LLC                                                              Monthly
Cambridge Financial Services                                                          Monthly

                                                                            PORTFOLIO COMMENTARIES,
                                                                            FACT SHEETS, PERFORMANCE
                                                        PORTFOLIO HOLDINGS  ATTRIBUTION INFORMATION
                                                        ------------------  -----------------------
                                                            (ITEM #1)*      (ITEM #2)*
Ceridian                                                                              Monthly
Charles Schwab & Co                                                                   Monthly
Chicago Trust Company                                                                 Monthly
CIBC Oppenheimer                                                                      Monthly
CitiStreet Retirement Services                                                        Monthly
Clark Consulting                                                                      Monthly
Columbia Funds                                                                        Monthly
Columbia Management Group                                                             Monthly
Columbia Trust Company                                                                Monthly
Concord Advisory Group Ltd.                                   Monthly                 Monthly
Consulting Services Group, LP                                                         Monthly
Copic Financial                                                                       Monthly
CPI Qualified Plan Consultants                                                        Monthly
CRA RogersCasey                                               Monthly                 Monthly
Curcio Webb                                                   Monthly                 Monthly
D.A. Davidson                                                                         Monthly
Dahab Assoc.                                                                          Monthly
Daily Access                                                                          Monthly
Defined Contribution Advisors, Inc.                                                   Monthly
Delaware Investment Advisors                                                          Monthly
Deloitte & Touche LLP                                      Semi-Annually
DeMarche Associates, Inc.                                                             Monthly
DiMeo Schneider & Associates                                                          Monthly
Disabato Associates, Inc.                                                             Monthly
Diversified Investment Advisors, Inc.                                                 Monthly
Dover Consulting                                                                      Monthly
EAI                                                                                   Monthly
Edward Jones                                                                          Monthly
Ennis, Knupp & Associates                                                             Monthly
Federated Investors                                                                   Monthly
Fidelity Investment                                                                   Monthly
Fidelity Investments                                                                  Monthly
Fifth Third Bank                                                                      Monthly
First Mercantile Trust Co.                                                            Monthly
FleetBoston Financial Corp.                                                           Monthly
Franklin Templeton                                                                    Monthly
Freedom One Investment Advisors                                                       Monthly
Frost Bank                                                                            Monthly
Fuji Investment Management Co., Ltd.                                                  Monthly
Fund Evaluation Group, Inc.                                                           Monthly
Goldman Sachs                                                                         Monthly
Great West Life and Annuity Insurance Company                                         Monthly
Greenwich Associates                                                                  Monthly

                                                                            PORTFOLIO COMMENTARIES,
                                                                            FACT SHEETS, PERFORMANCE
                                                        PORTFOLIO HOLDINGS  ATTRIBUTION INFORMATION
                                                        ------------------  -----------------------
                                                            (ITEM #1)*      (ITEM #2)*
Guardian Life Insurance                                                               Monthly
Hartford Life Insurance Company                                                       Monthly
Hartland & Co.                                                                        Monthly
Hewitt Financial Services, LLC                                                        Monthly
Hewitt Investment Group                                                               Monthly
Highland Consulting Associates, Inc.                                                  Monthly
Holbien Associates, Inc.                                                              Monthly
Horace Mann Life Insurance Company                                                    Monthly
HSBC                                                                                  Monthly
ICMA Retirement Corp.                                                                 Monthly
ING                                                                                   Monthly
Institutional Shareholder Services, Inc.                      Monthly                 Monthly
Intuit                                                                                Monthly
INVESCO Retirement Services                                                           Monthly
Invesmart                                                                             Monthly
Investment Consulting Services, LLC                                                   Monthly
Invivia                                                                               Monthly
Irish Life Inter. Managers                                    Monthly
Iron Capital Advisors                                                                 Monthly
Janney Montgomery Scott LLC                                                           Monthly
Jefferson National Life Insurance Company                                             Monthly
Jeffrey Slocum & Associates, Inc.                             Monthly                 Monthly
JP Morgan Consulting                                                                  Monthly
JP Morgan Fleming Asset Management                                                    Monthly
JP Morgan Investment Management                                                       Monthly
Kmotion, Inc.                                                 Monthly
LCG Associates, Inc.                                                                  Monthly
Legacy Strategic Asset Mgmt. Co.                                                      Monthly
Legg Mason                                                                            Monthly
Lincoln Financial                                                                     Monthly
LPL Financial Services                                                                Monthly
Manulife Financial                                                                    Monthly
Marco Consulting Group                                                                Monthly
Marquette Associates, Inc.                                                            Monthly
MassMutual Financial Group                                                            Monthly
McDonald                                                                              Monthly
Meketa Investment Group                                                               Monthly
Mellon Human Resources & Investor Solutions                                           Monthly
Mercer HR Services                                                                    Monthly
Mercer Investment Consulting                                                          Monthly
Merrill Corporation                                           Monthly                 Monthly
Merrill Lynch                                                                         Monthly
Merrill Lynch, Pierce, Fenner & Smith, Inc.                   Monthly

                                                                            PORTFOLIO COMMENTARIES,
                                                                            FACT SHEETS, PERFORMANCE
                                                        PORTFOLIO HOLDINGS  ATTRIBUTION INFORMATION
                                                        ------------------  -----------------------
                                                            (ITEM #1)*      (ITEM #2)*
MetLife                                                                               Monthly
MetLife Investors                                                                     Monthly
MFS Retirement Services, Inc.                                                         Monthly
MFS/Sun Life Financial Distributors, Inc.                                             Monthly
Midland National Life                                                                 Monthly
M & I Investment Management Company Corporation                                       Monthly
Milliman & Robertson Inc.                                                             Monthly
Minnesota Life Insurance Company                                                      Monthly
ML Benefits & Investment Solutions                                                    Monthly
Monroe Vos Consulting Group, Inc.                                                     Monthly
Morgan Keegan                                                                         Monthly
Morgan Stanley Dean Witter                                                            Monthly
MorganStanley                                                                         Monthly
Morningstar Associates, Inc.                                                          Monthly
National City Bank                                                                    Monthly
Nationwide Financial                                                                  Monthly
NCCI Holdings, Inc.                                                                   Monthly
New England Pension Consultants                                                       Monthly
The Newport Group                                                                     Monthly
New York Life Investment Management                                                   Monthly
Nordstrom Pension Consulting                                                          Monthly
NY Life Insurance Company                                                             Monthly
Oxford Associates                                                                     Monthly
Palmer & Cay Investment Services                                                      Monthly
Paul L. Nelson & Associates                                                           Monthly
Pension Consultants, Inc.                                                             Monthly
PFE Group                                                                             Monthly
PFM Group                                                                             Monthly
PFPC, Inc.                                                                            Monthly
Phoenix Life Insurance Company                                                        Monthly
Pierce Park Group                                                                     Monthly
Piper Jaffray/ USBancorp                                                              Monthly
Planco                                                        Monthly
PNC Advisors                                                                          Monthly
Portfolio Evaluations, Inc.                                                           Monthly
Prime, Buchholz & Associates, Inc.                                                    Monthly
Princeton Retirement                                                                  Monthly
Principal Financial                                                                   Monthly
Protective Life Corporation                                                           Monthly
Prudential Financial                                                                  Monthly
Prudential Investments                                                                Monthly
Prudential Securities, Inc.                                                           Monthly
Putnam Fiduciary Trust Company (Mercer HR)                    Monthly

                                                                            PORTFOLIO COMMENTARIES,
                                                                            FACT SHEETS, PERFORMANCE
                                                        PORTFOLIO HOLDINGS  ATTRIBUTION INFORMATION
                                                        ------------------  -----------------------
                                                            (ITEM #1)*      (ITEM #2)*
Putnam Investments                                                                    Monthly
Quant Consulting                                                                      Monthly
Reuters, Ltd.                                                 Monthly                 Monthly
R.V. Kuhns & Associates, Inc.                                                         Monthly
Raymond James Financial                                                               Monthly
RBC Dain Rauscher                                                                     Monthly
Rocaton Investment Advisors, LLC                              Monthly                 Monthly
Ron Blue & Co.                                                                        Monthly
Roszel Advisors, LLC                                                                  Monthly
Russell Investment Group                                                              Monthly
Scudder Investments                                                                   Monthly
Segal Advisors                                                                        Monthly
SEI Investment                                                                        Monthly
SG Constellation LLC                                          Monthly                 Monthly
Shields Associates                                                                    Monthly
Smith Barney                                                                          Monthly
Spagnola-Cosack, Inc.                                                                 Monthly
Standard & Poor's                                                                     Monthly
Stanton Group                                                                         Monthly
State Street Bank & Trust Co.                                 Monthly                 Monthly
Stearne, Agee & Leach                                                                 Monthly
Stephen's, Inc.                                                                       Monthly
Stifel Nicolaus                                                                       Monthly
Strategic Advisers, Inc.                                      Monthly
Strategic Investment Solutions                                                        Monthly
Stratford Advisory Group, Inc.                                                        Monthly
Summit Strategies Group                                                               Monthly
Sun Life Financial Distributors, Inc.                                                 Monthly
T. Rowe Price Associates, Inc.                                                        Monthly
TD Asset Management                                                                   Monthly
The 401k Company                                                                      Monthly
The Carmack Group, Inc.                                                               Monthly
The Managers Fund                                                                     Monthly
The Vanguard Group                                                                    Monthly
TIAA-CREF                                                                             Monthly
Towers Perrin                                                                         Monthly
Transamerica Retirement Services                                                      Monthly
Travelers Life & Annuity Company                                                      Monthly
UBS- Prime Consulting Group                                                           Monthly
UMB                                                                                   Monthly
Union Bank of California                                                              Monthly
US Bank                                                                               Monthly
USI Retirement                                                                        Monthly

                                                                            PORTFOLIO COMMENTARIES,
                                                                            FACT SHEETS, PERFORMANCE
                                                        PORTFOLIO HOLDINGS  ATTRIBUTION INFORMATION
                                                        ------------------  -----------------------
                                                            (ITEM #1)*      (ITEM #2)*
Valic                                                                                 Monthly
Vanguard                                                                              Monthly
Victory Capital Management                                                            Monthly
Vestek Systems, Inc.                                          Monthly
Wachovia Bank                                                                         Monthly
Watson Wyatt Worldwide                                        Monthly                 Monthly
Welch Hornsby                                                                         Monthly
Wells Fargo                                                                           Monthly
William M. Mercer Consulting Inc.                                                     Monthly
Wilshire Associates Incorporated                                                      Monthly
Wurts & Associates                                            Monthly                 Monthly
Wyatt Investment Consulting, Inc.                                                     Monthly
Yanni Partners                                                                        Monthly

----------
 *This information is or may be provided within 15 days after the end of the period indicated below, unless otherwise noted. Many of the recipients actually receive the information on a quarterly basis, rather than on a monthly basis as noted in the chart.

                                   APPENDIX B

                                                                NOVEMBER 8, 2005

                             LORD, ABBETT & CO. LLC

                      PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

     Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett's Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, the Firm's Managing Member and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. In each case where an investment team declines to follow a recommendation of a company's management, a detailed explanation of the reason(s) for the decision is entered into the proxy voting system. Lord Abbett has retained Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

     The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds' Proxy Committee Charter provides that the Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

     Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett's proxy voting process would be limited. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds' Proxy Committees and seek voting instructions from those Committees in accordance with the procedures described below under "Specific Procedures for Potential Conflict Situations". If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow a recommendation of ISS. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow the recommendation of ISS.

SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

SITUATION 1. Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

     Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a "Fund Director Company"). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided NOT to follow the proxy voting recommendation of ISS, then Lord Abbett shall bring that issue to the Fund's Proxy Committee for instructions on how to vote that proxy issue.

     The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund's Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

SITUATION 2. Lord Abbett has a Significant Business Relationship with a Company.

     Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) that have a significant business relationship with Lord Abbett (a "Relationship Firm"). A "significant business relationship" for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds' total shares for the last 12 months;
(b) a firm which is a sponsor firm with respect to Lord Abbett's Private Advisory Services business; (c) an institutional client which has an investment management agreement with Lord Abbett; (d) an institutional investor having at least $5 million in Class Y shares of the Lord Abbett Funds; and (e) a large plan 401(k) client with at least $5 million under management with Lord Abbett.

     For each proxy issue involving a Relationship Firm, Lord Abbett shall notify the Fund's Proxy Committee and shall seek voting instructions from the Fund's Proxy Committee only in those situations where Lord Abbett has proposed NOT to follow the recommendations of ISS.

                       SUMMARY OF PROXY VOTING GUIDELINES

     Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

ELECTION OF DIRECTORS

     Lord Abbett will generally vote in accordance with management's recommendations on the election of directors. However, votes on director nominees are made on a case-by- case basis. Factors that are considered include current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors' investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.

     There are some actions by directors that may result in votes being withheld. These actions include:

     1) Attending less than 75% of board and committee meetings without a valid excuse.
     2) Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.
     3) Failing to act on takeover offers where a majority of shareholders tendered their shares.
     4) Serving as inside directors and sit on an audit, compensation, stock option or nomination committee.
     5)   Failing to replace management as appropriate.

     We will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.

INCENTIVE COMPENSATION PLANS

          We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case by case basis. We use ISS for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

          We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

     1) The stock's volatility, to ensure the stock price will not be back in the money over the near term.
     2)   Management's rationale for why the repricing is necessary.
     3) The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.
     4) Other factors, such as the number of participants, term of option, and the value for value exchange.

     In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies' compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

SHAREHOLDER RIGHTS

CUMULATIVE VOTING

     We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

CONFIDENTIAL VOTING

     There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

     On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

SUPERMAJORITY VOTING

     Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

TAKEOVER ISSUES

          Votes on mergers and acquisitions must be considered on a case by case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more that 10% of the company's voting stock. Restructuring proposals will also be evaluated on a case by case basis following the same guidelines as those used for mergers.

     Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1) Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2) Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

3) Shareholder Rights Plans (so-called "Poison Pills"), usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case by case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4) "Chewable Pill" provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally "Chewable Pill" provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

          - Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.
          -    No dead-hand or no-hand pills.
          - Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.
          - Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

SOCIAL ISSUES

     It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

                                   APPENDIX C

                             CORPORATE BOND RATINGS


LONG-TERM OBLIGATION RATINGS

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

MOODY'S LONG-TERM RATING DEFINITIONS:

Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P LONG TERM ISSUE CREDIT RATINGS

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA

An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D

An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LORD ABBETT

STATEMENT OF ADDITIONAL INFORMATION                                APRIL 1, 2006

                          LORD ABBETT INVESTMENT TRUST
                             BALANCED STRATEGY FUND
                          LORD ABBETT CONVERTIBLE FUND
                       LORD ABBETT CORE FIXED INCOME FUND
                           LORD ABBETT HIGH YIELD FUND
                        LORD ABBETT INCOME STRATEGY FUND
       LORD ABBETT LIMITED DURATION U.S. GOVERNMENT & GOVERNMENT SPONSORED
                                ENTERPRISES FUND
                          LORD ABBETT TOTAL RETURN FUND
       LORD ABBETT U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND
                 LORD ABBETT WORLD GROWTH & INCOME STRATEGY FUND
                                (CLASS Y SHARES)


This Statement of Additional Information ("SAI") is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, NJ 07302-3973. This SAI relates to, and should be read in conjunction with, the Prospectuses for the Class Y shares of the Lord Abbett Investment Trust - Balanced Strategy Fund (the "Balanced Strategy Fund"), Lord Abbett Convertible Fund (the "Convertible Fund"), Lord Abbett Core Fixed Income Fund (the "Core Fixed Income Fund"), Lord Abbett High Yield Fund (the "High Yield Fund"), Lord Abbett Income Strategy Fund (the "Income Strategy Fund"), Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund, (the "Limited Duration Fund"), Lord Abbett Total Return Fund (the "Total Return Fund"), Lord Abbett U.S. Government & Government Sponsored Enterprises Fund (the "U.S. Government Fund"), and Lord Abbett World Growth & Income Strategy Fund ("World Growth & Income Strategy Fund") (each individually a "Fund" or, collectively, the "Funds"), dated April 1, 2006. The Balanced Strategy Fund, Income Strategy Fund, and World Growth & Income Strategy Fund are sometimes referred to as the Strategic Allocation Funds.


Shareholder account inquiries should be made by directly contacting the Funds or by calling 800-821-5129. The Annual Reports to Shareholders contain additional performance information and are available without charge, upon request by calling 800-874-3733. In addition, you can make inquiries through your dealer.

          TABLE OF CONTENTS

                                                                                 PAGE
          1.      Fund History                                                   2
          2.      Investment Policies                                            2
          3.      Management of the Funds                                        18
          4.      Control Persons and Principal Holders of Securities            25
          5.      Investment Advisory and Other Services                         28
          6.      Brokerage Allocations and Other Practices                      35
          7.      Classes of Shares                                              36
          8.      Purchases, Redemptions, Pricing, and Payments to Dealers       37
          9.      Taxation of the Funds                                          39
          10.     Underwriter                                                    41
          11.     Performance                                                    41
          12.     Financial Statements                                           44
                  Appendix A. Fund Portfolio Information Recipients              45
                  Appendix B. Proxy Voting Policies and Procedures               51
                  Appendix C. Corporate Bond Ratings                             55

                                       1.

                                  FUND HISTORY

Lord Abbett Investment Trust (the "Trust") was organized as a Delaware Business Trust on August 16, 1993, with an unlimited amount of shares of beneficial interest authorized. The Trust has nine funds or series, each of which are described in this SAI: Balanced Strategy Fund, Convertible Fund, Core Fixed Income Fund, High Yield Fund, Income Strategy Fund, Limited Duration Fund, Total Return Fund, U.S. Government Fund, and World Growth & Income Strategy Fund. The Funds are diversified open-end investment management companies registered under the Investment Company Act of 1940, as amended (the "Act"). Each Fund has five classes of shares (A, B, C, P and Y), but only Class Y shares are offered in this SAI.

Lord Abbett Balanced Strategy Fund was formerly known as Balanced Series and changed its name effective July 1, 2005. Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund was formerly known as Limited Duration U.S. Government Securities Series and changed its name effective October 1, 2003. Lord Abbett U.S. Government & Government Sponsored Enterprises Fund was formerly known as U.S. Government Securities Series and changed its name effective October 1, 2003.

                                       2.

                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Fund's investment objective in the Prospectus cannot be changed without approval of a majority of the Fund's outstanding shares. Each Fund is also subject to the following fundamental investment restrictions that cannot be changed for a Fund without approval of a majority of that Fund's outstanding shares.

Each Fund may not:

     (1) borrow money, except that (i) it may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) it may purchase securities on margin to the extent permitted by applicable law;

     (2) pledge its assets (other than to secure borrowings, or to the extent permitted by each Fund's investment policies as permitted by applicable law);

     (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

     (5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), or commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

     (6) with respect to 75% of its gross assets, buy securities of one issuer representing more than (i) 5% of its gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and for the Balanced Strategy Fund, Income Strategy Fund and World Growth & Income Strategy Fund, securities issued by an investment company or
          (ii) 10% of the voting securities of such issuer;

     (7) with respect to Balanced Strategy Fund, Convertible Fund, High Yield Fund, Income Strategy Fund, Limited Duration Fund, U.S. Government Fund, and World Growth & Income Strategy Fund invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry excluding securities of the U.S. Government, its agencies and instrumentalities;

     (8) with respect to Core Fixed Income Fund and Total Return Fund, invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities and mortgage-backed securities as described under "Mortgage-Related and other Asset-Backed Securities" below);

     (9) issue senior securities to the extent such issuance would violate applicable law; or

     (10) with respect to the U.S. Government Fund only, invest in securities other than U.S. Government securities, as described in the Prospectus.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the first restriction with which the Funds must comply on a continuous basis.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to each Fund's investment objective in the Prospectus and the investment restrictions above that cannot be changed without shareholder approval, each Fund is also subject to the following non-fundamental investment restrictions that may be changed by the Board of Trustees (the "Board") without shareholder approval.

Each Fund may not:

     (1) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

     (2) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933 ("Rule 144A") determined by Lord Abbett to be liquid, subject to the oversight of the Board;

     (3) invest in securities issued by other investment companies except to the extent permitted by applicable law (except that Core Fixed Income Fund, High Yield Fund, Limited Duration Fund, Total Return Fund, and U.S. Government Fund may not rely on Sections 12(d)(1)(F) and 12(d)(1)(G) of the Act);

     (4) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of its total assets (included within such limitation, but not to exceed 2% of its total assets, are warrants that are not listed on the New York Stock Exchange ("NYSE") or American Stock Exchange or a major foreign exchange);

     (5) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that it may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

     (6) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in its Prospectus and SAI, as they may be amended from time to time;

     (7) buy from or sell to any of the Trust's officers, trustees, employees, or its investment adviser or any of the adviser's officers, partners, or employees, any securities other than shares of the Trust; or

     (8) with respect to the High Yield Fund only, invest more than 10% of the market value of its gross assets at the time of investment in debt securities which are in default as to interest or principal.

     Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security.

PORTFOLIO TURNOVER RATE. For the fiscal years ended November 30, the portfolio turnover rate for each Fund was as follows:


          FUND                                                       2005              2004
          ----                                                       ----              ----
          Balanced Strategy Fund                                    0.00%             0.00%
          Convertible Fund                                         78.26%            80.60%
          Core Fixed Income Fund                                  416.16%           434.57%
          High Yield Fund                                         122.46%           119.55%
          Income Strategy Fund                                      0.05%*             N/A
          Limited Duration  Fund                                  295.07%           314.39%
          Total Return Fund                                       420.64%           390.93%
          U.S. Government Fund                                    485.03%           671.60%
          World Growth & Income Strategy Fund                       0.06%*             N/A
          *6/29/05 (commencement of operations) through 11/30/05


ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS AND TECHNIQUES. This section provides further information on certain types of investments and investment techniques that may be used by each Fund, including their associated risks. In the case of the Balanced Strategy Fund, Income Strategy Fund, and World Growth & Income Strategy Fund, references to "each Fund" refer to the underlying funds.

AVERAGE DURATION. The Limited Duration Fund maintains its average dollar weighted portfolio duration to a range of one to four years. However, many of the securities in which the Fund invests will have remaining durations in excess of four years. The U.S. Government Fund expects to maintain its average duration between three and eight years. The Core Fixed Income Fund and Total Return Fund will maintain a duration within two years of the bond market's duration as measured by the Lehman Brothers Aggregate Bond Index. Currently, this index has a duration of approximately four years.

Some securities may have periodic interest rate adjustments based upon an index such as the 90-day Treasury Bill rate. This periodic interest rate adjustment tends to lessen the volatility of the security's price. With respect to securities with an interest rate adjustment period of one year or less, the Funds will, when determining average-weighted duration, treat such a security's maturity as the amount of time remaining until the next interest rate adjustment.

Instruments such as GNMA, FNMA, FHLMC securities and similar securities backed by amortizing loans generally have shorter effective maturities than their stated maturities. This is due to changes in amortization caused by demographic and economic forces such as interest rate movements. These effective maturities are calculated based upon historical payment patterns and therefore have a shorter duration than would be implied by their stated final maturity. For purposes of determining each Fund's average maturity, the maturities of such securities will be calculated based upon the issuing agency's payment factors using industry-accepted valuation models.

BORROWING MONEY. Each Fund (including certain of the underlying funds of Balanced Strategy Fund, Income Strategy Fund and World Growth & Income Strategy) may borrow money for certain purposes as described above under "Fundamental Investment Restrictions." If a Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.

CONVERTIBLE SECURITIES. Certain of Balanced Strategy Fund, Income Strategy Fund and World Growth & Income Strategy Fund's underlying funds, as well as Convertible Fund and High Yield Fund may invest in convertible securities. Core Fixed Income Fund and Total Return Fund may invest up to 5% of their net assets in convertible securities.

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that entitle the holders to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such, is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or sell the convertible security to a third party, which could result in an unanticipated principal loss. The Funds generally invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert unless the security is called or conversion is forced.


DEBT SECURITIES. In accordance with its investment objectives and policies, each Fund may invest in debt securities, such as bonds, debentures, government obligations, commercial paper and pass-through instruments. The value of debt securities may fluctuate based on changes in interest rates and the issuer's financial condition. When interest rates rise or the issuer's financial condition worsens or is perceived by the market to be at greater risk, the value of debt securities tends to decline. A security will be considered "investment grade" if at least one Rating Agency (as defined in the Prospectus) assigns such a rating to the security or if Lord Abbett determines the security to be of such quality.


DEPOSITARY RECEIPTS. The Funds may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information and other risks. Although each Fund may not invest more than 10% of its net assets in foreign securities, ADRs are not subject to this limitation.

EQUITY SECURITIES. Certain of Balanced Strategy Fund, Income Strategy Fund and World Growth & Income Strategy Fund's underlying funds may invest in equity securities in accordance with their investment objectives and policies. The Convertible Fund and High Yield Fund each may invest up to 20% of their assets in equity securities. These include common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments. Common stocks, the most familiar type, represent an ownership interest in a company. The value of equity securities fluctuates based on changes in a company's financial condition, and on market and economic conditions.

FOREIGN CURRENCY OPTIONS. Certain of the Balanced Strategy Fund, Income Strategy Fund and World Growth & Income Strategy Fund's underlying funds, the High Yield Fund, and Total Return Fund may take positions in options on foreign currencies to hedge against the risk that foreign exchange rate fluctuations will affect the value of foreign securities a Fund holds in its portfolio or intends to purchase. The Core Fixed Income Fund, with respect to up to 5% of its net assets, may take positions in options on foreign currencies to hedge against the risk that foreign exchange rate fluctuations will affect the value of foreign securities the Fund holds in its portfolio or intends to purchase.

For example, if a Fund were to enter into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if a Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. A Fund's ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

Transaction costs may be higher because the quantities of currencies underlying option contracts that the Funds may enter represent odd lots in a market dominated by transactions between banks.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis. Quotation information is generally representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

Each Fund may effectively terminate its rights or obligations under options by entering into closing transactions. Closing transactions permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. The value of a foreign currency option depends on the value of the underlying currency relative to the U.S. dollar. Other factors affecting the value of an option are the time remaining until expiration, the relationship of the exercise price to market price, the historical price volatility of the underlying currency and general market conditions. As a result, changes in the value of an option position may have no relationship to the investment merit of the foreign currency. Whether a profit or loss is realized on a closing transaction depends on the price movement of the underlying currency and the market value of the option.

Options normally have expiration dates of up to nine months. The exercise price may be below, equal to or above the current market value of the underlying currency. Options that expire unexercised have no value, and the Funds will realize a loss of any premium paid and any transaction costs. Although the Funds intend to enter into foreign currency options only with dealers which agree to enter into, and which are expected to be capable of entering into, closing transactions with the Funds, there can be no assurance that the Funds will be able to liquidate an option at a favorable price at any time prior to expiration. In the event of insolvency of the counter-party, the Funds may be unable to liquidate a foreign currency option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Funds would have to exercise those options that they had purchased in order to realize any profit.

FORWARD FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Certain of the Balanced Strategy Fund, Income Strategy Fund and World Growth & Income Strategy Fund's underlying funds, and the Total Return Fund may engage in spot transactions and use forward contracts to protect against uncertainty in the level of future exchange rates. The Convertible Fund, High Yield Fund, and Core Fixed Income Fund with respect to 20%, 20%, and 5% of each of their respective net assets, may engage in spot transactions and use forward contracts to protect against uncertainty in the level of future exchange rates.

Each Fund may enter into forward contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

Each Fund also may use forward contracts in connection with existing portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund's exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. For example, when Lord Abbett believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements may not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs.

At or before the maturity date of a forward contract that requires a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

FOREIGN SECURITIES. Certain of Balanced Strategy Fund, Income Strategy Fund and World Growth & Income Strategy Fund's underlying funds, Convertible Fund, Core Fixed Income Fund, High Yield Fund, and Total Return Fund may invest in foreign securities in accordance with their investment objectives and policies. Any percentage limitation does not include American Depositary Receipts ("ADRs"). Foreign securities may involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers, including the following:

     - Foreign securities may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to foreign securities and changes in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the foreign currency in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security in U.S. dollars.

     - Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets generally are more expensive than in the U.S.

     - Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

     - Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a comparable U.S. issuer.

     - There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.

     - Foreign securities markets may have substantially less volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.

     - Foreign securities may trade on days when a Fund does not sell shares. As a result, the value of a Fund's portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares.

     - With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of a Fund, and political or social instability or diplomatic developments that could affect investments in those countries. In addition, a Fund may invest in less developed countries, sometimes referred to as emerging markets. The risks of investing in foreign markets are generally more severe in emerging markets.

The Convertible Fund, High Yield Fund, Total Return Fund, and Core Fixed Income Fund may invest up to 20%, 20%, 20%, and 5% of their respective net assets in securities issued by non-U.S. entities and denominated in currencies other than the U.S. dollar.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds (including certain of the underlying funds of Balanced Strategy Fund, Income Strategy Fund and World Growth & Income Strategy Fund) may engage in futures and options on futures transactions in accordance with their investment objective and policies. Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit a specified amount of cash or eligible securities called "initial margin." Subsequent payments, called "variation margin," are made on a daily basis as the market price of the futures contract or option fluctuates.


Each Fund may purchase and sell futures contracts and purchase and write call and put options on futures contracts for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent a Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management strategies, including gaining efficient exposure to markets and minimizing transaction costs. The Funds may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a CFTC-regulated exchange for non-bona fide hedging purposes if the aggregate initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

Futures contracts and options on futures contracts present substantial risks, including the following:

     - While a Fund may benefit from the use of futures and related options, unanticipated market events may result in poorer overall performance than if a Fund had not entered into any futures or related options transactions.

     - Because perfect correlation between a futures position and a portfolio position that a Fund intends to hedge is impossible to achieve, a hedge may not work as intended, and a Fund may thus be exposed to additional risk of loss.

     - The loss that a Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

     - Futures markets are highly volatile, and the use of futures may increase the volatility of a Fund's net asset value.

     - As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to a Fund.

     - Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

     - The counterparty to an OTC contract may fail to perform its obligations under the contract.


HIGH-YIELD OR LOWER-RATED DEBT SECURITIES. The Funds (including certain of the underlying funds of Balanced Strategy Fund, Income Strategy Fund and World Growth & Income Strategy Fund) may invest in high-yield debt securities, in accordance with their investment objectives and policies. High-yield debt securities (also referred to as "lower-rated debt securities" or "junk bonds") are rated BB/Ba or lower and may pay a higher yield, but entail greater risks, than investment grade debt securities. When compared to investment grade debt securities, high-yield debt securities:


     - have a higher risk of default and their prices can be much more volatile due to lower liquidity;

     -    tend to be less sensitive to interest rate changes; and

     - pose a greater risk that exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower-yielding bonds.

In addition, while the market for high-yield, corporate debt securities has been in existence for many years, the market in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly-leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of this market, especially during periods of economic recession.

Since the risk of default is higher among high-yield debt securities, Lord Abbett's research and analysis is an important ingredient in the selection of such securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, a Fund seeks to reduce this risk. There can be no assurance, however, that this risk will in fact be reduced and that losses will not occur. Each Fund does not have any minimum rating criteria applicable to the fixed-income securities in which it invests.

ILLIQUID SECURITIES. Each Fund (including certain of the underlying funds of Balanced Strategy Fund, Income Strategy Fund and World Growth & Income Strategy) may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

     -    Domestic and foreign securities that are not readily marketable.

     - Repurchase agreements and time deposits with a notice or demand period of more than seven days.

     - Certain restricted securities, unless Lord Abbett determines, subject to the oversight of the Board, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A ("144A Securities") and is liquid.

144A Securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of each Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.


INVESTMENT COMPANIES. Each Fund (other than Balanced Strategy Fund, Income Strategy Fund and World Growth & Income Strategy Fund, each a "fund of funds" that invests substantially all of its assets in certain other Lord Abbett-sponsored funds) may invest in securities of other investment companies subject to limitations prescribed by the Act, except that Core Fixed Income Fund, High Yield Fund, Limited Duration Fund, Total Return Fund and U.S. Government Fund cannot rely on Sections 12(d)(1)(F) and (G). These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Each Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests. Such investment companies will generally be money market funds or have investment objectives, policies and restrictions substantially similar to those of the investing Fund and will be subject to substantially the same risks.


Each Fund may, consistent with its investment policies, invest in investment companies established to accumulate and hold a portfolio of securities that is intended to track the price performance and dividend yield of a well-known securities index. A Fund may use such investment company securities for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of such securities may not perfectly parallel the price movement of the underlying index. An example of this type of security is the Standard & Poor's Depositary Receipt, commonly known as a "SPDR."

LISTED OPTIONS ON SECURITIES. Each Fund (including certain of the underlying funds of Balanced Strategy Fund, Income Strategy Fund and World Growth & Income Strategy) may purchase and write national securities exchange-listed put and call options on securities or securities indices in accordance with its investment objective and policies. A "call option" is a contract sold for a price giving its holder the right to buy a specific amount of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. Each Fund may write covered call options that are traded on a national securities exchange with respect to securities in its portfolio in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. During the period of the option, a Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). Each Fund may also enter into "closing purchase transactions" in order to terminate their obligation to deliver the underlying security. This may result in a short-term gain or loss. A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If a Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation.


A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the investment manager believes a more defensive and less fully invested position is desirable in light of market conditions. Each Fund will not purchase an option if, as a result of such purchase, more than 10% of its net assets would be invested in premiums for such options. Each Fund may write covered put options to the extent that cover for such options does not exceed 15% of the Fund's net assets. Each Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of the Fund's net assets at the time an option is written.


The purchase and writing of options is a highly specialized activity that involves special investment risks. Each Fund may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). If Lord Abbett is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and a Fund's portfolio securities, the Fund may incur losses. The use of options can also increase a Fund's transaction costs.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. In accordance with their investment objectives and policies, certain of Balanced Strategy Fund, Income Strategy Fund and World Growth & Income Strategy Fund's underlying funds, Core Fixed Income Fund, High Yield Fund, Limited Duration Fund, Total Return Fund, and U.S. Government Fund may invest extensively in mortgage-related securities and also may invest in other asset-backed securities in connection with public or private offerings, or secondary market transactions. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.

     MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.

     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION. The principal governmental guarantor of mortgage-related securities is the "GNMA." GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

     Government-related guarantors (I.E., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Both are government-sponsored corporations owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Funds' investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

     Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to Fund industry concentration restrictions by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

     COLLATERALIZED MORTGAGE OBLIGATIONS AND REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are issued in multiple classes, each bearing a different stated maturity. Payments of principal normally are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

     COMMERCIAL MORTGAGE-BACKED SECURITIES. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

     OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, or stripped mortgage-backed securities.

     MORTGAGE DOLLAR ROLLS. The Funds may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date. Such transactions are treated as financing transactions for financial reporting purposes. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Fund may benefit from the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price.


     TO BE ANNOUNCED "TBA" SALE COMMITMENTS. The Funds may enter into TBA sale commitments to sell mortgage backed securities that a Fund owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, according to the Funds' valuation procedures. The contract is adjusted to market value daily and the change in market value is recorded by the Fund as unrealized appreciation (depreciation). If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

     STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The value of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may cause the Funds to lose money. The value of a PO class generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon bearing bonds of the same maturity.

     OTHER ASSET-BACKED SECURITIES. The Funds, in accordance with their investment objectives and policies, may invest in asset-backed securities (unrelated to mortgage loans). Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. In addition to prepayment risks, these securities present credit risks that are not inherent in mortgage-related securities.


MUNICIPAL BONDS. Each Fund (including certain of the underlying funds of Balanced Strategy Fund, Income Strategy Fund and World Growth & Income Strategy Fund Fund) may invest up to 5% of its net assets in municipal bonds, which, at the time of purchase, are investment grade or determined by Lord Abbett to be of comparable quality. Municipal bonds are debt securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, Puerto Rico and their political subdivisions, agencies and instrumentalities. Municipal bonds generally are divided into two types: (1) general obligation bonds which are secured by the full faith and credit of the issuer and its taxing power; and (2) revenue bonds, including industrial development bonds and private activity bonds, which are payable only from revenue derived from a particular facility or source, such as bridges, tolls or sewer services. Any income attributable to a Fund's municipal bond holdings will not retain its tax-exempt character when distributed to shareholders.


Like other fixed income investments, the value of a Fund's investments in municipal bonds will vary in response to changes in interest rates and other market factors. As interest rates rise, these investments typically will lose value. Additional risks that could reduce a Fund's performance or increase volatility include: (1) credit risk where the market perceives a deterioration in the creditworthiness of an issuer, causing the value of its bonds to decline;
(2) call risk where bond issuers may pay off their loans early by buying back the bonds as interest rates decline, thus depriving bondholders of above market interest rates; (3) governmental risk where government actions and/or local, state and regional factors may have an adverse effect on bond prices; (4) legislative risk where legislative changes in the tax-exempt character of particular municipal bonds may have an adverse effect on bond prices; and (5) management risk where certain sectors or investments do not perform as expected, resulting in the Fund's underperformance relative to similar funds or losses to the Fund.

PREFERRED STOCK, WARRANTS, AND RIGHTS. In accordance with their investment objectives and policies, certain of Balanced Strategy Fund, Income Strategy Fund and World Growth & Income Strategy Fund's underlying funds, Convertible Fund and High Yield Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stockholders but after bond holders and other creditors. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Investments in preferred stock present market and liquidity risks. The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than the market for the issuer's common stock.

Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro- rata basis) for additional securities of the same class, of a different class or of a different issuer. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date. Investments in warrants and rights are thus speculative and may result in a total loss of the money invested.


REPURCHASE AGREEMENTS. Each Fund (including certain of the underlying funds of Balanced Strategy Fund, Income Strategy Fund and World Growth & Income Strategy
FUnd) may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction by which the purchaser acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. Each Fund requires at all times that the repurchase agreement be collateralized by cash or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises ("U.S. Government Securities") having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). Such agreements permit a Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.


The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Funds may incur a loss upon disposition of them. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. Each Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Lord Abbett, as the investment manager, to present minimal credit risks. Lord Abbett will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

REVERSE REPURCHASE AGREEMENTS. Each Fund (including certain of the underlying funds of Balanced Strategy Fund, Income Strategy Fund and World Growth & Income Strategy) may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). This risk is greatly reduced because the Fund generally receives cash equal to 98% of the price of the security sold. Engaging in reverse repurchase agreements may also involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. Each Fund will attempt to minimize this risk by managing its duration. Each Fund's reverse repurchase agreements will not exceed 20% of the Fund's net assets.


SECURITIES LENDING. Although the Funds have no current intention of doing so, each Fund (including certain of the underlying funds of Balanced Strategy Fund, Income Strategy Fund and World Growth & Income Strategy Fund) may lend portfolio securities to registered broker-dealers. These loans may not exceed 30% of a Fund's total assets. Securities loans will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government Securities or other permissible means at least equal to 102% of the market value of the domestic securities loaned and 105% in the case of foreign securities loaned. A Fund may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons of a Fund.


By lending portfolio securities, each of the Funds can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government Securities, or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities or other forms of non-cash collateral are received. Lending portfolio securities could result in a loss or delay in recovering a Fund's securities if the borrower defaults.


SHORT SALES. Each Fund (including certain of the underlying funds of Balanced Strategy Fund, Income Strategy Fund and World Growth & Income Strategy Fund) may make short sales of securities or maintain a short position, if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. Each Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales.


STRUCTURED SECURITIES. In accordance with their investment objective and policies, certain of Balanced Strategy Fund, Income Strategy Fund and World Growth & Income Strategy Fund's underlying funds, Core Fixed Income Fund, High Yield Fund and Total Return Fund may invest up to 5% of their net assets in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of specific underlying securities, currencies, interest rates, commodities, indices, credit default swaps, or other financial indicators (the "Reference"), or to relative changes in two or more References. The interest rate or principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference or certain specified events. Structured securities may be positively or negatively indexed with the result that the appreciation of the Reference may produce an increase or decrease in the interest rate or the value of the security at maturity. A Fund typically may use these securities as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. These securities may present a greater degree of market risk than other types of fixed income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Changes in the value of structured securities may not correlate perfectly with the underlying asset, rate or index. A Fund could lose more than the principal amount invested.


SWAP AND SIMILAR TRANSACTIONS. Certain underlying funds and each Fund except the U.S. Government & Government Sponsored Enterprises Fund may enter into swap transactions for hedging or for investment purposes. A swap transaction involves an agreement between two parties to exchange different types of cash flows based on a specified or "notional" amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified securities or indices. The Funds may enter into swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates.

In an interest rate swap, a Fund may agree to either make or receive payments that are equivalent to a fixed rate of interest on the specified notional amount in exchange for payments that are equivalent to a variable rate of interest (based on a specified index) on the same notional amount. Interest rate swaps may enable the Fund to either increase or reduce its interest rate risk or to adjust the duration of its bond portfolio.

In a credit swap, a Fund may agree to make one or more premium payments in exchange for the agreement of its counterparty to pay an amount equal to the decrease in value of a specified bond or a basket of debt securities upon the occurrence of a default or other "credit event" relating to the issuers of the debt. In such transactions, the Fund effectively acquires protection from decreases in the creditworthiness of the debt issuers. Alternatively, a Fund may agree to provide such credit protection in exchange for receiving the premium payments.

In a total return swap, the Funds may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as payments equivalent to any distributions made on that asset, over the term of the swap. If the value of the asset underlying a total return swap declines over the term of the swap, the Funds may also be required to pay an amount equal to that decline in value to their counterparty. The Funds may also be the seller of a total return swap, in which case they would receive premium payments and an amount equal to any decline in value of the underlying asset over the term of the swap, but they would be obligated to pay their counterparty an amount equal to any appreciation.

A Fund may also purchase and write (sell) options contracts on swaps, commonly known as "swaptions." A swaption is an option to enter into a swap agreement. As with other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligations, to enter into an underlying swap on agreed upon terms. The seller of a swaption receives the premium in exchange for the obligation to enter into the agreed-upon underlying swap if the option is exercised.

Certain underlying funds and each Fund except the U.S. Government & Government Sponsored Enterprises Fund also may purchase or sell interest rate caps, floors and collars. The purchaser of an interest rate cap is entitled to receive payments only to the extent that a specified index exceeds a predetermined interest rate. The purchaser of an interest floor is entitled to receive payments only to the extent that a specified index is below a predetermined interest rate. A collar effectively combines a cap and a floor so that the purchaser receives payments only when market interest rates are within a specified range of interest rates.

The use of these transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If Lord Abbett is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of a Fund may be less favorable than it would have been if the Fund had not entered into them. Because these arrangements are bi-lateral agreements between a Fund and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Funds. However, a Fund's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Fund is required to pay exceed the value of the payments that its counterparty is required to make. The Funds segregate liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Funds require their counterparties to provide collateral on a comparable basis except in those instances in which Lord Abbett is satisfied with the claims paying ability of the counterparty without such collateral.

It is not currently expected that these transactions will be a principal strategy of the Funds.

TEMPORARY DEFENSIVE INVESTMENTS. As described in the Prospectuses, each Fund (including certain of the underlying funds of Balanced Strategy Fund, Income Strategy Fund and World Growth & Income Strategy Fund) is authorized to temporarily invest a substantial amount, or even all, of its assets in various short-term fixed income securities to take a defensive position. These securities include:


     -    U.S. Government Securities.

     - Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

     - Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

     - Bankers' acceptances. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.

     -    Repurchase agreements.


U.S. GOVERNMENT SECURITIES. Each Fund (including certain of the underlying funds of Balanced Strategy Fund, Income Strategy Fund and World Growth & Income Strategy Fund) may invest in obligations of the U.S. Government and its agencies and instrumentalities, including Treasury bills, notes, bonds and certificates of indebtedness, that are issued or guaranteed as to principal or interest by the U.S. Treasury or U.S. Government sponsored enterprises.

     SECURITIES OF GOVERNMENT SPONSORED ENTERPRISES. Each Fund may invest extensively in securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as the Government National Mortgage

Association ("Ginnie Mae"), Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal Home Loan Banks ("FHLBanks") and Federal Agricultural Mortgage Corporation ("Farmer Mac"). Ginnie Mae is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured or guaranteed by the Federal Housing Administration, the Department of Veterans Affairs, the Rural Housing Service, or the U.S. Department of Housing and Urban Development. Fannie Mae, Freddie Mac and Farmer Mac are federally chartered public corporations owned entirely by their shareholders; the FHLBanks are federally chartered corporations owned by their member financial institutions. Although Fannie Mae, Freddie Mac, Farmer Mac, and the FHLBanks guarantee the timely payment of interest and ultimate collection of principal with respect to the securities they issue, their securities are not backed by the full faith and credit of the United States Government.

WHEN-ISSUED OR FORWARD TRANSACTIONS. Each Fund (including certain of the underlying funds of Balanced Strategy Fund, Income Strategy Fund and World Growth & Income Strategy Fund) may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government Securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at a Fund's custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date that could result in depreciation of the value of fixed-income when-issued securities. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.


POLICIES AND PROCEDURES GOVERNING DISCLOSURE OF PORTFOLIO HOLDINGS. The Board has adopted policies and procedures with respect to the disclosure of the Funds' portfolio holdings and ongoing arrangements making available such information to the general public, as well as to certain third parties on a selective basis. Among other things, the policies and procedures are reasonably designed to ensure that the disclosure is in the best interests of Fund shareholders and to address potential conflicts of interest between the Funds on the one hand and Lord Abbett and its affiliates or affiliates of the Funds on the other hand. Except as noted in the three instances below, the Funds do not provide portfolio holdings to any third party until they are made available to the general public on Lord Abbett's website at www.LordAbbett.com or otherwise. The exceptions are as follows:

     1. The Funds may provide their portfolio holdings to (a) third parties that render services to the Funds relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent public accounting firms, counsel, etc.), as appropriate to the service being provided to the Funds, on a daily, monthly, calendar quarterly or annual basis within 15 days following the end of the period, and (b) third party consultants on a monthly or calendar quarterly basis within 15 days following period-end for the sole purpose of performing their own analyses with respect to the Funds. The Funds may discuss or otherwise share portfolio holdings or related information with counterparties that execute transactions on behalf of the Funds;

     2. The Funds may provide portfolio commentaries or fact sheets containing, among other things, a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, and/or portfolio performance attribution information as of the month-end within 15 days thereafter to certain Financial Intermediaries; and

     3. The Funds may provide their portfolio holdings or related information in response to governmental requests or subpoenas or in similar circumstances.


Before providing schedules of their portfolio holdings to a third party in advance of making them available to the general public, the Funds obtain assurances through contractual obligations, certifications or other appropriate means such as due diligence sessions and other meetings to the effect that: (i) neither the receiving party nor any of its officers, employees or agents will be permitted to take any holding-specific investment action based on the portfolio holdings, and (ii) the receiving party will not use or disclose the information except as it relates to rendering services for the Funds related to portfolio holdings, to perform certain internal analyses in connection with its evaluation of the Funds and/or their investment strategies, or for similar purposes. The sole exception relates to the agreement with SG Constellation, LLC, the provider of financing for the distribution of the Funds' Class B shares, which authorized to engage in certain hedging transactions (including the purchase and/or sale of exchange-traded-Funds but not including any other Fund holding-specific investment transactions) as a way of managing its business exposure to the value of the Funds' portfolios securities. In addition and also in the case of other portfolio related information, written materials will contain appropriate legends requiring that the information be kept confidential and restricting the use of the information. An executive officer of each Fund approves these arrangements subject to the Board's review and oversight, and Lord Abbett provides reports at least semiannually to the Board concerning them. The Board also reviews the Funds' policies and procedures governing these arrangements on an annual basis. These policies and procedures may be modified at any time with the approval of the Board.


Neither the Funds, Lord Abbett nor any other party receives any compensation or other consideration in connection with any arrangement described in this section, other than fees payable to a service provider rendering services to the Funds related to the Funds' portfolio holdings. For these purposes, compensation does not include normal and customary fees that Lord Abbett or an affiliate may receive as a result of investors making investments in the Funds. Neither the Funds, Lord Abbett nor any of their affiliates has entered into an agreement or other arrangement with any third party recipient of portfolio related information under which the third party would maintain assets in the Funds or in other investment companies or accounts managed by Lord Abbett or any of its affiliated persons.

Lord Abbett's Compliance Department periodically reviews and evaluates Lord Abbett's adherence to the above policies and procedures, including the existence of any conflicts of interest between the Funds on the one hand and Lord Abbett and its affiliates or affiliates of the Funds on the other hand. The Compliance Department reports to the Board at least annually regarding its assessment of compliance with these policies and procedures.

FUND PORTFOLIO INFORMATION RECIPIENTS. Attached as Appendix A is a list of the third parties that may receive portfolio holdings information under the circumstances described above.

                                       3.

                             MANAGEMENT OF THE FUNDS


The Board is responsible for the management of the business and affairs of each Fund in accordance with the laws of the State of Delaware. The Board appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. As discussed in the Funds' Semiannual Report to Shareholders, the Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Trust's investment adviser.


INTERESTED TRUSTEE

The following Trustee is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 54 portfolios or series.

                          CURRENT POSITION
NAME, ADDRESS AND         LENGTH OF SERVICE     PRINCIPAL OCCUPATION
YEAR OF BIRTH             WITH TRUST            DURING PAST FIVE YEARS              OTHER DIRECTORSHIPS
-------------             ----------            ----------------------              -------------------
ROBERT S. DOW             Trustee since 1989;   Managing Partner and Chief          N/A
Lord, Abbett & Co. LLC    Chairman since 1996   Executive Officer of Lord Abbett
90 Hudson Street                                since 1996.
Jersey City, NJ 07302
(1945)

INDEPENDENT TRUSTEES

The following independent or outside Trustees are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 54 portfolios or series.


                          CURRENT POSITION
NAME, ADDRESS AND         LENGTH OF SERVICE     PRINCIPAL OCCUPATION
YEAR OF BIRTH             WITH TRUST            DURING PAST FIVE YEARS                OTHER DIRECTORSHIPS
-------------             ----------            ----------------------                -------------------
E. THAYER BIGELOW         Trustee since 1994    Managing General Partner, Bigelow     Currently serves as
Lord, Abbett & Co. LLC                          Media, LLC (since 2000); Senior       director of Adelphia
c/o Legal Dept.                                 Adviser, Time Warner Inc. (1998 -     Communications, Inc.,
90 Hudson Street                                2000); Acting Chief Executive         Crane Co., and Huttig
Jersey City, NJ 07302                           Officer of Courtroom Television       Building Products Inc.
(1941)                                          Network (1997 - 1998); President
                                                and Chief Executive Officer of Time
                                                Warner Cable Programming, Inc.
                                                (1991 - 1997).

WILLIAM H.T. BUSH         Trustee since 1998    Co-founder and Chairman of the        Currently serves as
Lord, Abbett & Co. LLC                          Board of the financial advisory       director of WellPoint,
c/o Legal Dept.                                 firm of Bush-O'Donnell & Company      Inc. (since 2002), and
90 Hudson Street                                (since 1986).                         Engineered Support
Jersey City, NJ 07302                                                                 Systems, Inc. (since
(1938)                                                                                2000).

ROBERT B. CALHOUN, JR.    Trustee since 1998    Managing Director of Monitor          Currently serves as
Lord, Abbett & Co. LLC                          Clipper Partners (since 1997) and     director of Avondale,
c/o Legal Dept.                                 President of Clipper Asset            Inc. and Interstate
90 Hudson Street                                Management Corp. (since 1991), both   Bakeries Corp.
Jersey City, NJ 07302                           private equity investment funds.
(1942)

JULIE A. HILL             Trustee since 2004    Owner and CEO of the Hillsdale        Currently serves as
Lord, Abbett & Co. LLC                          Companies, a business consulting      director of WellPoint,
c/o Legal Dept.                                 firm (since 1998); Founder,           Inc.; Resources
90 Hudson Street                                President and Owner of the            Connection Inc.; and
Jersey City, NJ 07302                           Hiram-Hill and Hillsdale              Holcim (US) Inc. (a
(1946)                                          Development Companies (1998 -         subsidiary of Holcim
                                                2000).                                Ltd.).

FRANKLIN W. HOBBS         Trustee since 2000    Former Chief Executive Officer of     Currently serves as
Lord, Abbett & Co. LLC                          Houlihan Lokey Howard & Zukin, an     director of Adolph Coors
c/o Legal Dept.                                 investment bank (January 2002 -       Company.
90 Hudson Street                                April 2003); Chairman of Warburg
Jersey City, NJ 07302                           Dillon Read (1999 - 2001); Global
(1947)                                          Head of Corporate Finance of SBC
                                                Warburg Dillon Read (1997 - 1999);
                                                Chief Executive Officer of Dillon,
                                                Read & Co. (1994 - 1997).

THOMAS J. NEFF            Trustee since 1993    Chairman of Spencer Stuart (U.S.),    Currently serves as
Lord, Abbett & Co. LLC                          an executive search consulting firm   director of Ace, Ltd.
c/o Legal Dept.                                 (since 1996); President of Spencer    (since 1997) and Hewitt
90 Hudson Street                                Stuart (1979-1996).                   Associates, Inc.
Jersey City, NJ 07302
(1937)

JAMES L.L. TULLIS         Trustee  since 2006   CEO of Tullis-Dickerson and Co.       Currently serves as
Lord, Abbett & Co. LLC                          Inc, a venture capital management     Director of Crane Co.
c/o Legal Dept.                                 firm (since 1990).                    (since 1998), and Viacell
90 Hudson Street                                                                      Inc. (since 2002).
Jersey City, NY 07302
(1947)


OFFICERS

None of the officers listed below have received compensation from the Trust. All the officers of the Trust may also be officers of the other Lord
Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

NAME AND                  CURRENT POSITION      LENGTH OF SERVICE         PRINCIPAL OCCUPATION
YEAR OF BIRTH             WITH TRUST            OF CURRENT POSITION       DURING PAST FIVE YEARS
-------------             ----------            -------------------       ----------------------
ROBERT S. DOW             Chief Executive       Elected in 1996           Managing Partner and Chief Executive Officer
(1945)                    Officer and                                     of Lord Abbett (since 1996).
                          President

ROBERT I. GERBER          Executive Vice        Elected in 1998           Partner and Director of Taxable Fixed Income
(1954)                    President                                       Management, joined Lord Abbett in 1997.

ROBERT G. MORRIS          Executive Vice        Elected in 1995           Partner and Chief Investment Officer,
(1944)                    President                                       joined Lord Abbett in 1991.

HAROLD E. SHARON          Executive Vice        Elected in 2005           Investment Manager and Director,
(1960)                    President                                       International Core Equity, joined Lord
                                                                          Abbett in 2003; formerly Financial Industry
                                                                          Consultant for Venture Capitalist (2001 -
                                                                          2003); prior thereto Managing Director of
                                                                          Warburg Pincus Asset Management and Credit
                                                                          Suisse Asset Management.

CHRISTOPHER J. TOWLE      Executive Vice        Elected in 1999           Partner and Investment Manager, joined Lord
(1957)                    President                                       Abbett in 1987.

JAMES BERNAICHE           Chief Compliance      Elected in 2004           Chief Compliance Officer, joined Lord
(1956)                    Officer                                         Abbett in 2001; formerly Vice President and
                                                                          Chief Compliance Officer with Credit Suisse
                                                                          Asset Management.

JOAN A. BINSTOCK          Chief Financial       Elected in 1999           Partner and Chief Operations Officer,
(1954)                    Officer and Vice                                joined Lord Abbett in 1999.
                          President

JOHN K. FORST             Vice President and    Elected in 2005           Deputy General Counsel, joined Lord Abbett
(1960)                    Assistant Secretary                             in 2004; prior thereto Managing Director
                                                                          and Associate General Counsel at New York
                                                                          Life Investment Management LLC (2002-2003);
                                                                          formerly Attorney at Dechert LLP
                                                                          (2000-2002).

MICHAEL S. GOLDSTEIN      Vice President        Elected in 1999           Partner and Fixed Income Investment
(1968)                                                                    Manager, joined Lord Abbett in 1997.

ELLEN G. ITSKOVITZ        Vice President        Elected in 2002           Partner and Senior Research Analyst, joined
(1957)                                                                    Lord Abbett in 1998.

LAWRENCE H. KAPLAN        Vice President and    Elected in 1997           Partner and General Counsel, joined Lord
(1957)                    Secretary                                       Abbett in 1997.

JERALD LANZOTTI           Vice President        Elected in 2003           Partner and Fixed Income Investment
(1967)                                                                    Manager, joined Lord Abbett in 1996.

ROBERT A. LEE             Vice President        Elected in 1998           Partner and Fixed Income Investment
(1969)                                                                    Manager-Mortgage and Asset Backed
                                                                          Securities, joined Lord Abbett in 1997.

MAREN LINDSTROM           Vice President        Elected in 2003           Partner and Fixed Income Investment
(1962)                                                                    Manager, joined Lord Abbett in 2000.

CHARLES P. MASSARE        Vice President        Elected in 2005           Partner and Director of Quantitative
(1948)                                                                    Research & Risk Management, joined Lord
                                                                          Abbett in 1998.

A. EDWARD OBERHAUS, III   Vice President        Elected in 1996           Partner and Manager of Equity Trading,
(1959)                                                                    joined Lord Abbett in 1983.

WALTER H. PRAHL           Vice President        Elected in 1998           Partner and Director of Quantitative
(1958)                                                                    Research, Taxable Fixed Income, joined Lord
                                                                          Abbett in 1997.

CHRISTINA T. SIMMONS      Vice President and    Elected in 2000           Assistant General Counsel, joined Lord
(1957)                    Assistant Secretary                             Abbett in 1999.

BERNARD J. GRZELAK        Treasurer             Elected in 2003           Director of Fund Administration, joined
(1971)                                                                    Lord Abbett in 2003; formerly Vice
                                                                          President, Lazard Asset Management LLC
                                                                          (2000-2003); prior thereto Manager of
                                                                          Deloitte & Touche LLP.

COMMITTEES

The standing committees of the Board are the Audit Committee, the Proxy Committee, and the Nominating and Governance Committee.

The Audit Committee is composed wholly of Trustees who are not "interested persons" of the Funds. The members of the Audit Committee are Messrs. Bigelow, Calhoun, and Hobbs and Ms. Hill. The Audit Committee provides assistance to the Board in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Funds, and the quality and integrity of each Fund's financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of each Fund's independent registered public accounting firm and considering violations of the Funds' Code of Ethics to determine what action should be taken. The Audit Committee meets quarterly and during the past fiscal year met four times.


The Proxy Committee is composed of at least two Trustees who are not "interested persons" of the Funds, and also may include one or more Trustees who are partners or employees of Lord Abbett. The current members of the Proxy Committee are three independent Trustees: Messrs., Bush, Neff, and Tullis. The Proxy Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; and (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest. During the past fiscal year, the Proxy Committee met five times.

The Nominating and Governance Committee is composed of all the Trustees who are not "interested persons" of the Funds. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as independent Trustees and as committee members; and (ii) periodically reviewing director/trustee compensation. During the past fiscal year, the Nominating and Governance Committee met five times. The Nominating and Governance Committee has adopted policies with respect to its consideration of any individual recommended by a Fund's shareholders to serve as an independent Trustee. A shareholder who would like to recommend a candidate may write to the Funds.

The Contracts Committee consists of all Trustees who are not "interested persons" of the Funds. The Contracts Committee conducts much of the factual inquiry undertaken by the Trustees in connection with the Board's annual consideration of whether to renew the management and other contracts with Lord Abbett and Lord Abbett Distributor. Although the Contracts Committee did not hold any formal meetings during the last fiscal year, members of the Committee conducted inquiries into the portfolio management approach and results of Lord Abbett, and reported the results of those inquiries to the Nominating and Governance Committee.

COMPENSATION DISCLOSURE

The following table summarizes the compensation for each of the directors/trustees of the Trust and for all Lord Abbett-sponsored funds.


The second column of the following table sets forth the compensation accrued by the Trust for independent Trustees. The third column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the independent directors/trustees, and amounts payable but deferred at the option of the director/trustee. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.



(1)                       (2)                                      (3)
                          FOR THE FISCAL YEAR ENDED                FOR YEAR ENDED DECEMBER 31, 2005
                          NOVEMBER 30, 2005 AGGREGATE              TOTAL COMPENSATION PAID BY THE TRUST AND
NAME OF TRUSTEE           COMPENSATION ACCRUED BY THE TRUST(1)     THIRTEEN OTHER LORD ABBETT-SPONSORED FUNDS(2)
------------------        ------------------------------------     ---------------------------------------------
E. Thayer Bigelow                       $ 10,855                                     $ 154,750
William H.T. Bush                       $ 10,700                                     $ 157,750
Robert B. Calhoun, Jr.                  $  8,819                                     $ 179,750
Julie A Hill                            $ 10,049                                     $ 157,750
Franklin W. Hobbs                       $  8,002                                     $ 157,750
C. Alan MacDonald*                      $  9,177                                     $ 166,125
Thomas J. Neff                          $  7,537                                     $ 150,750


----------

* Mr. MacDonald retired on 3/31/2006.

1. Independent Trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Funds to its independent Trustees may be deferred at the option of a Trustee under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of a Fund for later distribution to the Trustees. In addition, $25,000 of each Trustee's retainer must be deferred and is deemed invested in shares of the Funds and other Lord Abbett-sponsored funds under the equity-based plan. Of the amounts shown in the second column, the total deferred amounts for the Trustees are $959, $1,953, $8,819, $3,804, $8,002, $959, and $7,537, respectively.

2. The third column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett-sponsored funds during the year ended December 31, 2005, including fees directors/trustees have chosen to defer.


The following chart provides certain information about the dollar range of equity securities beneficially owned by each Trustee in the Funds and other Lord Abbett-sponsored funds as of December 31, 2005. The amounts shown include deferred compensation to the Trustees deemed invested in fund shares. The amounts ultimately received by the Trustees under the deferred compensation plan will be directly linked to the investment performance of the funds.

                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS


                              BALANCED STRATEGY
NAME OF TRUSTEE                      FUND               CONVERTIBLE FUND      CORE FIXED INCOME FUND
---------------               -----------------         ----------------      ----------------------
Robert S. Dow                   Over $100,000             Over $100,000            Over $100,000
E. Thayer Bigelow                 $1-$10,000               $1-$10,000               $1-$10,000
William H. T. Bush                $1-$10,000               $1-$10,000               $1-$10,000
Robert B. Calhoun, Jr.            $1-$10,000               $1-$10,000               $1-$10,000
Julie A. Hill                     $1-$10,000               $1-$10,000               $1-$10,000

Franklin W. Hobbs                 $1-$10,000               $1-$10,000               $1-$10,000
C. Alan MacDonald*              Over $100,000              $1-$10,000               $1-$10,000
Thomas J. Neff                 $10,001-$50,000             $1-$10,000               $1-$10,000

                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS


NAME OF TRUSTEE                HIGH YIELD FUND       INCOME STRATEGY FUND      LIMITED DURATION FUND
---------------                ---------------       --------------------      ---------------------
Robert S. Dow                   Over $100,000           Over $100,000              Over $100,000
E. Thayer Bigelow                $1-$10,000              $1-$10,000                 $1-$10,000
William H. T. Bush               $1-$10,000              $1-$10,000                 $1-$10,000
Robert B. Calhoun, Jr.           $1-$10,000              $1-$10,000                 $1-$10,000
Julie A. Hill                    $1-$10,000              $1-$10,000                 $1-$10,000
Franklin W. Hobbs                $1-$10,000              $1-$10,000                 $1-$10,000
C. Alan MacDonald*               $1-$10,000              $1-$10,000                 $1-$10,000
Thomas J. Neff                 $10,001-$50,000           $1-$10,000                 $1-$10,000



                                        DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS               AGGREGATE DOLLAR
                                        ----------------------------------------------               RANGE OF EQUITY
                                                        U.S. GOVERNMENT       WORLD GROWTH &        SECURITIES IN LORD
NAME OF TRUSTEE                 TOTAL RETURN FUND            FUND          INCOME STRATEGY FUND   ABBETT-SPONSORED FUNDS
---------------                 -----------------       ---------------    ---------------------  ----------------------
Robert S. Dow                     Over $100,000          Over $100,000         Over $100,000            Over $100,000
E. Thayer Bigelow                  $1-$10,000            Over $100,000          $1-$10,000              Over $100,000
William H. T. Bush                 $1-$10,000           $10,001-$50,000         $1-$10,000              Over $100,000
Robert B. Calhoun, Jr.             $1-$10,000           $10,001-$50,000         $1-$10,000              Over $100,000
Julie A. Hill                      $1-$10,000              $1-$10,000           $1-$10,000              Over $100,000
Franklin W. Hobbs                  $1-$10,000           $10,001-$50,000         $1-$10,000              Over $100,000
C. Alan MacDonald*                 $1-$10,000            Over $100,000          $1-$10,000              Over $100,000
Thomas J. Neff                     $1-$10,000            Over $100,000          $1-$10,000              Over $100,000


----------

* Mr. MacDonald retired on 3/31/2006.


CODE OF ETHICS

The directors, trustees and officers of Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Trust's Code of Ethics which complies, in substance, with Rule 17j-1 of the Act and each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code of Ethics imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of the Advisory Group.

PROXY VOTING

The Funds have delegated proxy voting responsibilities to the Funds' investment adviser, Lord Abbett, subject to the Proxy Committee's general oversight. Lord Abbett has adopted its own proxy voting policies and procedures for this purpose. A copy of Lord Abbett's proxy voting policies and procedures is attached as Appendix B.

In addition, the Funds are required to file Form N-PX, with its complete proxy voting record for the twelve months ending June 30th, no later than August 31st of each year. The Funds' Form N-PX filing is available on the SEC's website at www.sec.gov. The Funds also have made this information available, without charge, on Lord Abbett's website at www.LordAbbett.com.

                                       4.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of March 10, 2006, each Fund's officers and trustees, as a group, owned less than 1% of each Fund's Class Y shares. As of March 10, 2006, to the best of our knowledge the following were record holders of 5% or more of the Funds' outstanding Class Y shares:



BALANCED STRATEGY FUND
Lord Abbett Profit Sharing Plan             Class Y               11.22%
Linda L. Hom
90 Hudson St.
Jersey City, NJ 07302

Lord Abbett Profit Sharing Plan             Class Y               50.42%
Robert Dow
90 Hudson St.
Jersey City, NJ 07302

CONVERTIBLE FUND

PFPC Wrap Services                          Class Y                8.63%
760 Moore Rd.
Kng of Prussa, PA 19406

Blue Hen Investment Co.                     Class Y               10.42%
c/o Seth Wald
200 Newport Ave.
N. Quincy, MA 02171

KPMG Peat Marwick Pension Plan              Class Y               24.92%
Attn: Barbara Hillman
3 Chestnut Ridge Rd.
Montvale, NJ 07645

Missouri Hospital Plan                      Class Y                8.45%
Attn: Sandy Backes
238 Madison St.
Jefferson City, MO 65101

SEI Private Trust Co.                       Class Y               36.68%
C/o Suntrust Bank
1 Freedom Valley Dr.
Oaks, PA 19456

CORE FIXED INCOME
Lord Abbett Profit Sharing Plan             Class Y                6.08%
Richard D. Smola
90 Hudson St.
Jersey City, NJ 07302

Lord Abbett Profit Sharing Plan             Class Y               41.75%
Robert Dow
90 Hudson St.
Jersey City, NJ 07302

Lord Abbett Profit Sharing Plan             Class Y                9.72%
Geraldine Flach
90 Hudson St.
Jersey City, NJ 07302

Lord Abbett Profit Sharing Plan             Class Y                5.54%
Luca Morosanu
103-26 68th Rd.
Apt. A62
Forest Hills, NY 11375-3236

HIGH YIELD FUND
Lord Abbett Profit Sharing Plan             Class Y               39.77%
Bernard Grzelak
90 Hudson St.
Jersey City, NJ 07302

United Fodd & Commercial Workers &          Class Y                7.76%
Participating Employer Pension Fund
4301 Garden City Dr.
Landover, MD 20785

NFS LLC                                     Class Y               16.15%
100 Magellan Way #KW1C
Covington, KY 41015

UMBSC                                       Class Y               35.66%
PO Box 419260
Kansas City, MO 64141

LIMITED DURATION FUND
Lord Abbett Profit Sharing Plan             Class Y               13.69%
Robert Lee
90 Hudson St.
Jersey City, NJ 07302

Lord Abbett Profit Sharing Plan             Class Y               68.07%

Robert Dow
90 Hudson St.
Jersey City, NJ 07302

TOTAL RETURN FUND
Lord Abbett World Growth &                  Class Y               10.79%
Income Strategy Fund
Attn: Bernard Grzelak
90 Hudson St.
Jersey City, NJ 07302

Lord Abbett Balanced Strategy Fund          Class Y               86.25%
Attn: Bernard Grzelak
90 Hudson St.
Jersey City, NJ 07302

US GOVERNMENT FUND
Lord Abbett Profit Sharing Plan             Class Y                6.14%
William D. Cohen
38 N Brook Ln.
Irvington, NY 10533-2418

Lord Abbett Profit Sharing Plan             Class Y                6.35%
Stephen D. McGruder
19 E. 80th St. Apt 17B
New York, NY 10021-0117

Lord Abbett Profit Sharing Plan             Class Y                7.63%
William T. Hudson
90 Hudson St.
Jersey City, NJ 07302

Lord Abbett Profit Sharing Plan             Class Y                5.04%
John E. Erard
705 Ivy Ln.
Glencoe, IL 60022-2024



Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders. As of March 16, 2006, to the best of our knowledge, the following record holders held 25% or more the Funds' outstanding shares:

Edward Jones & Co.                          Balanced Strategy Fund              64.43%
201 Progress Pkwy                           Core Fixed Income Fund              34.17%
Maryland Hts, Mo. 63043-3009                High Yield Fund                     36.07%

Lord Abbett Balanced Strategy Fund          Total Return Fund                   40.94%
Attn: Bernie Grzelak
90 Hudson St.
Jersey City, NJ 07302


                                       5.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER


As described under "Management" in the Prospectus, Lord Abbett is the Funds' investment adviser. The following partners of Lord Abbett are also officers of the Funds: Joan A. Binstock, Robert I. Gerber, Michael S. Goldstein, Ellen G. Itskovitz, Lawrence H. Kaplan, Jerald Lanzotti, Robert A. Lee, Maren Lindstrom, Charles Massare, Jr., Robert G. Morris, A. Edward Oberhaus, III, Walter H. Prahl, and Christopher J. Towle. Robert S. Dow is the managing partner of Lord Abbett and an officer and Trustee of the Trust. The other partners of Lord Abbett are: Michael Brooks, Zane E. Brown, Patrick Browne, John J. DiChiaro, Sholom Dinsky, Lesley-Jane Dixon, Milton Ezrati, Kevin P. Ferguson, Robert P. Fetch, Daria L. Foster, Daniel H. Frascarelli, Michael A. Grant, Howard E. Hansen, Gerard Heffernan, Charles Hofer, W. Thomas Hudson, Cinda Hughes, Richard Larsen, Gregory M. Macosko, Thomas Malone, Paul McNamara, Robert J. Noelke, F. Thomas O'Halloran, R. Mark Pennington, Michael Radziemski, Eli M. Salzmann, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Richard Smola, Jarrod Sohosky, Diane Tornejal, Edward von der Linde, and Marion Zapolin. The address of each partner is 90 Hudson Street, Jersey City, NJ 07302-3973.

Under the Management Agreement between Lord Abbett and the Trust, each Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month. These management fees are allocated among the separate classes based on each Fund's average daily net assets. The annual rates for each Fund are as follows:


For allocating the Balanced Strategy Fund's assets among the underlying funds, at a rate of .10 of 1%.


For the Convertible Fund the management fee is calculated at the following rates:

     .70 of 1% of the first $1 billion in assets, .65 of 1% of the next $1 billion, and .60 of 1% of the Fund's assets over $2 billion.

For the Core Fixed Income Fund and the Total Return Fund the management fees are calculated at the following rates:

     .45 of 1% of the first $1 billion of average daily net assets, .40 of 1% of the next $1 billion, and .35 of 1% of each Fund's assets over $2 billion.

Effective December 1, 2005, for the High Yield Fund the management fee is calculated at the following rates:

     .60 of 1% of the first $1 billion of average daily net assets, .55 of 1% of the next $1 billion, and .50 of 1% of the Fund's assets over $2 billion.

Prior to December 1, 2005, Lord Abbett was entitled to an annual management fee of .60 of 1% of the High Yield Fund's average daily net assets.

For allocating the Income Strategy Fund's assets among the underlying funds, at a rate of .10 of 1%.


For the Limited Duration Fund the management fee is calculated at the following rates:

     .40 of 1% of the first $1 billion of average daily net assets, .35 of 1% of the next $1 billion, and .30 of 1% of the Fund's assets over $2 billion.

For the U.S. Government Fund the management fee is calculated at the following rates:

     .50 of 1% of the first $3 billion of average daily net assets, and .45 of 1% of the Fund's assets over $3 billion.


For allocating the World Growth & Income Strategy Fund's assets among the underlying funds, at a rate of .10 of 1%.


The management fees payable, waived and collected by Lord Abbett for the fiscal years ending November 30, to Lord Abbett for each Fund are as follows:



                                                          2005
                                                          ----
                                                                                      AMOUNT LORD
FUND                                       AMOUNT PAYABLE     AMOUNT WAIVED      ABBETT COLLECTED
----                                       --------------     -------------      ----------------
Balanced Strategy Fund                        $   992,918       $   992,918+         $          0
Convertible Fund                              $ 1,494,109       $         0          $  1,494,109
Core Fixed Income Fund                        $   338,717       $   305,252++        $     33,465
High Yield Fund                               $ 1,224,047       $         0          $  1,224,047
Income Strategy Fund                          $     1,259**     $     1,259**+       $          0
Limited Duration Fund                         $   585,178       $         0          $    585,178
Total Return Fund                             $ 1,386,311       $   838,906++        $    547,405
U.S. Government Fund                          $ 4,340,797       $         0          $  4,340,797
World Growth & Income Strategy Fund           $     4,762**     $     4,762**+       $          0



                                                          2004
                                                          ----
                                                                                      AMOUNT LORD
FUND                                       AMOUNT PAYABLE     AMOUNT WAIVED      ABBETT COLLECTED
----                                       --------------     -------------      ----------------
Balanced Strategy Fund                        $ 1,957,214       $ 1,957,214+         $          0
Convertible Fund                              $   957,431       $         0          $    957,431
Core Fixed Income Fund                        $   339,433       $   191,640++        $    147,793
High Yield Fund                               $ 1,249,615       $         0          $  1,249,615
Income Strategy Fund                                  N/A               N/A                   N/A
Limited Duration Fund                         $   853,826       $         0          $    853,826
Total Return Fund                             $   929,580       $   440,184++        $    489,396
U.S. Government Fund                          $ 5,035,358       $         0          $  5,035,358
World Growth & Income Strategy Fund                   N/A               N/A                   N/A

                                                          2003
                                                          ----
                                                                                      AMOUNT LORD
FUND                                       AMOUNT PAYABLE     AMOUNT WAIVED      ABBETT COLLECTED
----                                       --------------     -------------      ----------------
Balanced Strategy Fund                        $ 2,280,141       $ 2,280,141+         $          0
Convertible Fund                              $    67,431*      $         0          $     67,431
Core Fixed Income Fund                        $   317,728       $   149,781++        $    167,947
High Yield Fund                               $ 1,170,150       $         0          $  1,170,150
Income Strategy Fund                                  N/A               N/A                   N/A
Limited Duration Fund                         $   970,111       $         0          $    970,111
Total Return Fund                             $   646,908       $   230,563++        $    443,345
U.S. Government Fund                          $ 6,201,638       $         0          $  6,201,638
World Growth & Income Strategy Fund                   N/A               N/A                   N/A


----------
*6/23/03 (commencement of operations) through 11/30/03

**6/29/05 (commencement of operations) through 11/30/05
+ These are contractual waivers.
++ These are voluntary waivers. Lord Abbett may stop the waivers at any time.

Although not obligated to do so, Lord Abbett has waived its entire management fee for the Balanced Strategy Fund for the fiscal years ending November 30, 2003 and 2004 and contractually waived the fee for the fiscal year ending 2005. For the fiscal year ending November 30, 2006, Lord Abbett has contractually agreed to waive its management fee for the Balanced Strategy Fund. For the fiscal years ending November 30, 2005 and 2006, Lord Abbett contractually agreed to waive its management fee for the Income Strategy Fund and the World Growth & Income Strategy Fund.

For the fiscal year ending November 30, 2004, Lord Abbett voluntarily reimbursed expenses to the extent necessary to maintain Convertible Fund's total operating expenses for Class Y shares at 0.95% of the average daily net assets of such class. For the fiscal year ended November 30, 2004, the reimbursement amounted to $99,003. Lord Abbett may stop reimbursing such expenses at any time. Lord Abbett discontinued this voluntary expense reimbursement.


For the year ending November 30, 2006, Lord Abbett has contractually agreed to reimburse a portion of the Core Fixed Income Fund, Limited Duration Fund, and Total Return Fund's expenses so that each Fund's Total Annual Operating Expenses for each Fund do not exceed an aggregate annual rate of 0.55% of average daily net assets for Class Y shares.

For the year ending November 30, 2006, Lord Abbett has contractually agreed to reimburse a portion of U.S. Government Fund's expenses so that the Fund's Total Annual Operating Expenses do not exceed an aggregate annual rate of 0.65% of average daily net assets for Class Y shares.


Each Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside directors'/trustees' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders, insurance premiums, and other expenses connected with executing portfolio transactions.

INVESTMENT MANAGERS

As stated in the Prospectus, Lord Abbett uses a team of investment managers and analysts acting together to manage the investments of each Fund.

The Lord Abbett Asset Allocation Committee oversees and reviews the allocation and investment of the Balanced Strategy Fund, Income Strategy Fund, and World Growth & Income Strategy Fund's assets in the underlying funds. The Asset Allocation Committee consists of Robert G. Morris, Robert I. Gerber, Christopher
J. Towle, and Harold E. Sharon who are all primarily and jointly responsible for day-to-day management of the Funds.

Christopher J. Towle heads the team of the Convertible Fund and the other senior member is Maren Lindstrom. Mr. Towle and Ms. Lindstrom are primarily and jointly responsible for the day-to-day management of the Fund.


Robert I. Gerber heads the team of the Core Fixed Income Fund, Limited Duration Fund, Total Return Fund, and U.S. Government Fund, and the other senior members are Walter H. Prahl and Robert A. Lee. Mr. Gerber is primarily responsible for the day-to-day management of the Funds.

Christopher J. Towle heads the team of the High Yield Fund and the other senior member is Michael S. Goldstein. Mr. Towle is primarily responsible for the day-to-day management of the Fund.


The following table indicates for each Fund as of November 30, 2005: (1) the number of other accounts managed by each investment manager who is primarily and/or jointly responsible for the day-to-day management of that Fund within certain categories of investment vehicles; and (2) the total assets in such accounts managed within each category. For each of the categories a footnote to the table also provides the number of accounts and the total assets in the accounts with respect to which the management fee is based on the performance of the account. Included in the Registered Investment Companies or mutual funds category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles. Lord Abbett does not manage any hedge funds. The Other Accounts category encompasses Retirement and Benefit Plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by Financial Intermediaries unaffiliated with Lord Abbett. (The data shown below are approximate.)

                                                       OTHER ACCOUNTS MANAGED (# AND TOTAL ASSETS IN MILLIONS)*
                                                       --------------------------------------------------------
                                                                             OTHER POOLED
                                                  REGISTERED INVESTMENT      INVESTMENT
FUND                      NAME                          COMPANIES              VEHICLES           OTHER ACCOUNTS
----                      ----                          ---------              --------           --------------
Balanced Strategy Fund    Robert G. Morris             3 / $ 222.5            0 / $ 0.0             0 / $ 0.0
                          Robert I. Gerber            11 / $ 2,081.2          0 / $ 0.0         14,946 / $ 5,197.4
                          Christopher J. Towle       13 / $ 12,558.4        3 / $ 1,192.3       5,432 / $ 2,279.0
                          Harold E. Sharon             8 / $ 731.3            0 / $ 0.0             2 / $ 0.5

Convertible Fund          Christopher J. Towle       13 / $ 13,421.8        3 / $ 1,192.3       5,432 / $ 2,279.0
                          Maren Lindstrom               0 / $ 0.0             0 / $ 0.0         5,430 / $ 2,255.8

Core Fixed Income Fund    Robert I. Gerber            11 / $ 3,102.8          0 / $ 0.0         14,946 / $ 5,197.4

High Yield Fund           Christopher J. Towle       13 / $ 13,469.2        3 / $ 1,192.3       5,432 / $ 2,279.0

Income Strategy Fund      Robert G. Morris            3 / $ 1,319.8           0 / $ 0.0             0 / $ 0.0
                          Robert I. Gerber            11 / $ 3,178.5          0 / $ 0.0         14,946 / $ 5,197.4
                          Christopher J. Towle       13 / $ 13,655.7        3 / $ 1,192.3       5,432 / $ 2,279.0
                          Harold E. Sharon            8 / $ 1,828.6           0 / $ 0.0             2 / $ 0.5

Limited Duration Fund     Robert I. Gerber            11 / $ 3,045.5          0 / $ 0.0         14,946 / $ 5,197.4

Total Return Fund         Robert I. Gerber            11 / $ 2,788.7          0 / $ 0.0         14,946 / $ 5,197.4

U.S. Government Fund      Robert I. Gerber            11 / $ 2,390.9          0 / $ 0.0         14,946 / $ 5,197.4

World Growth & Income
Strategy Fund             Robert G. Morris            3 / $ 1,293.1           0 / $ 0.0             0 / $ 0.0
                          Robert I. Gerber            11 / $ 3,151.8          0 / $ 0.0         14,946 / $ 5,197.4
                          Christopher J. Towle       13 / $ 13,629.0        3 / $ 1,192.3       5,432 / $ 2,279.0
                          Harold E. Sharon            8 / $ 1,801.8           0 / $ 0.0             2 / $ 0.5


* Included in the number of accounts and total assets are 0 accounts with respect to which the management fee is based on the performance of the account.

Conflicts of interest may arise in connection with the investment managers' management of the investments of the Funds and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Funds and other accounts with similar investment objectives and policies. An investment manager potentially could use information concerning a Fund's transactions to the advantage of other accounts and to the detriment of the Funds. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the Funds. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers' management of the investments of the Funds and the investments of the other accounts referenced in the table above.

COMPENSATION OF INVESTMENT MANAGERS

Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. The level of compensation takes into account the investment manager's experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the investment manager's investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns, and similar factors. Investment results are evaluated based on an assessment of the investment manager's three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the investment manager's assets under management, the revenues generated by those assets, or the profitability of the investment manager's unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment managers on the impact their fund's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager's profit-sharing account are based on a percentage of the investment manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

HOLDINGS OF INVESTMENT MANAGERS

The following table indicates for each Fund the dollar range of shares beneficially owned by each investment manager who is primarily and/or jointly responsible for the day-to-day management of that Fund, as of November 30, 2005. This table includes the value of shares beneficially owned by such investment managers through 401(k) plans and certain other plans or accounts, if any.


                                                                    DOLLAR RANGE OF SHARES IN THE FUND
                                                                    ----------------------------------
                                                      $1-     $10,001-   $50,001-    $100,001-  $500,001-        OVER
FUND                NAME                   NONE     $10,000    $50,000   $100,000    $500,000   $1,000,000    $1,000,000
----                ----                   ----     -------    -------   --------    --------   ----------    ----------
Balanced Strategy
Fund                Robert G. Morris                                                                               X
                    Robert I. Gerber                                         X
                    Christopher J. Towle                          X
                    Harold E. Sharon         X

                                                      $1-     $10,001-   $50,001-    $100,001-  $500,001-        OVER
FUND                NAME                   NONE     $10,000    $50,000   $100,000    $500,000   $1,000,000    $1,000,000
----                ----                   ----     -------    -------   --------    --------   ----------    ----------
Convertible Fund    Christopher J. Towle     X
                    Maren Lindstrom                                         X

Core Fixed Income
Fund                Robert I. Gerber                                        X

High Yield Fund     Christopher J. Towle                         X

Income Strategy
Fund                Robert G. Morris                                        X
                    Robert I. Gerber                             X
                    Christopher J. Towle     X
                    Harold E. Sharon         X

Limited Duration
Fund                Robert I. Gerber                             X

Total Return Fund   Robert I. Gerber                                        X

U.S. Government
Fund                Robert I. Gerber                             X

World Growth &
Income
Strategy Fund       Robert G. Morris                                        X
                    Robert I. Gerber                             X
                    Christopher J. Towle     X
                    Harold E. Sharon         X


ADMINISTRATIVE SERVICES

Pursuant to an Administrative Services Agreement with each Fund, Lord Abbett provides certain administrative services not involving the provision of investment advice to each Fund. Under the Agreement, each Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at an annual rate of .04 of 1%, with the exception of Balanced Strategy Fund, Income Strategy Fund and World Growth & Income Strategy Fund, which do not pay such fee. This fee is allocated among the classes of shares of each Fund based on average daily net assets. The Administrative Services Agreement was effective January 1, 2003.

The administrative services fees payable to Lord Abbett for each Fund are as follows:


              FUND                       2005          2004           2003
              ----                       ----          ----           ----
Balanced Strategy Fund                $        0*   $   56,264**   $  108,135**
Convertible Fund                      $   85,378    $   54,710     $    3,853
Core Fixed Income Fund                $   30,386    $   27,155     $   21,570
High Yield Fund                       $   81,603    $   83,308     $   66,011
Income Strategy Fund                  $        0*          N/A            N/A
Limited Duration Fund                 $   58,518    $   68,306     $   66,602
Total Return Fund                     $  123,228    $   74,366     $   43,366

U.S. Government Fund                  $  347,263    $  402,829     $  415,053
World Growth & Income Strategy Fund   $        0*          N/A            N/A


----------

* Balanced Strategy Fund, Income Strategy Fund and World Growth & Income Strategy Fund do not pay the Administrative Services Fee.
**Effective March 1, 2004, Balanced Strategy Fund no longer pays the Administrative Services Fee.


PRINCIPAL UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and a subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for each Fund.

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105, is each Fund's custodian. The custodian pays for and collects proceeds of securities bought and sold by the Funds and attends to the collection of principal and income. The custodian may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by a Fund in foreign countries and to hold cash and currencies for each Fund. In accordance with the requirements of Rule 17f-5, the Board has approved arrangements permitting each Fund's foreign assets not held by the custodian or its foreign branches to be held by certain qualified foreign banks and depositories. In addition, State Street Bank and Trust Company performs certain accounting and recordkeeping functions relating to portfolio transactions and calculates each Fund's net asset value.

TRANSFER AGENT

DST Systems, Inc., 210 W. 10th St., Kansas City, MO, 64106, acts as the transfer agent and dividend disbursing agent for each Fund.

Independent Registered Public Accounting Firm


Deloitte & Touche LLP, Two World Financial Center, New York, NY, 10281, is the Independent Registered Public Accounting Firm of the Funds and must be approved at least annually by the Funds' Board to continue in such capacity. Deloitte & Touche LLP performs audit services for the Funds, including the examination of financial statements included in the Funds' Annual Report to Shareholders.


                                       6.

                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES



FOR EQUITY INVESTMENTS IN THE FUNDS

It is Lord Abbett's and the Funds' policy to obtain best execution on all portfolio transactions, which means that Lord Abbett seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, the Funds may pay, as described below, a higher commission than some brokers might charge on the same transaction. The policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, the Funds, if considered advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Normally, the selection of broker-dealers is made by traders who are employees of Lord Abbett. These traders also do the trading for other accounts -- investment companies and other investment clients -- managed by Lord Abbett. They are responsible for seeking best execution.

In transactions on stock exchanges in the United States, commissions are typically negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in the Funds' portfolio usually will include a concession paid to the underwriter by the issuer, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

The Funds pay a commission rate that Lord Abbett believes is appropriate to give maximum assurance that the Funds' brokers will provide the Funds, on a continuing basis, with the highest level of brokerage services available. While Lord Abbett does not always seek the lowest possible commissions on particular trades, Lord Abbett believes that the commission rates paid by the Funds are in line with the rates that many other institutions pay. Lord Abbett's traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers. Such services include showing the Funds trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, confidential treatment, promptness and reliability. The value of these services may be viewed in terms of either a particular transaction or multiple transactions on behalf of one or more accounts managed by Lord Abbett.

While neither Lord Abbett nor the Funds obtain third party research services from brokers executing portfolio transactions for the Funds, some of these brokers may provide proprietary research services, at least some of which are useful to Lord Abbett in its overall responsibilities with respect to the Funds and the other accounts Lord Abbett manages. In addition, Lord Abbett purchases third party research with its own funds. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Such services may be used by Lord Abbett in servicing all of its accounts, and not all of such services will necessarily be used by Lord Abbett in connection with its management of the Funds. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with its management of the Funds, and not all of such services will necessarily be used by Lord Abbett in connection with its advisory services to such other accounts. Lord Abbett cannot allocate research services received from brokers to any particular account, research services are not a substitute for Lord Abbett's services but are supplemental to its own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into its investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of proprietary research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be increased if it attempted to generate such additional information through its own staff.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

Lord Abbett seeks to combine or "batch" purchases or sales of a particular security placed at or about the same time for similarly situated accounts, including the Funds, to facilitate "best execution" and to reduce other transaction costs, if relevant. Each account that participates in a particular batched order, including the Funds, will do so at the average share price for all transactions related to that order. Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating accounts in proportion to the size of the order placed for each account (i.e., pro-rata). Lord Abbett, however, may increase or decrease the amount of securities allocated to one or more accounts if necessary to avoid holding odd-lot or small numbers of shares in a client account. In addition, if Lord Abbett is unable to execute fully a batched transaction and determines that it would be impractical to allocate a small number of securities on a pro-rata basis among the participating accounts, Lord Abbett allocates the securities in a manner it determines to be fair to all accounts over time.

At times, Lord Abbett is not able to batch purchases and sales for all accounts or products it is managing, such as when an individually-managed account client directs it to use a particular broker for a trade (sometimes referred to as "directed accounts"), or when Lord Abbett is placing transactions for separately managed account programs (sometimes referred to as "wrap programs"). When it does not batch purchases and sales, Lord Abbett usually uses a rotation process for placing equity transactions on behalf of the different groups of accounts or products with respect to which transactions are communicated to the trading desk or placed at or about the same time. Generally, Lord Abbett will place trades first for transactions on behalf of the Lord Abbett funds and non-directed individually-managed institutional accounts, second for wrap programs, by program, and finally for directed accounts.

FOR FIXED INCOME INVESTMENTS IN THE FUNDS

It is Lord Abbett's and the Funds' policy to obtain best execution on all portfolio transactions, which means that Lord Abbett and the Funds select broker-dealers on the basis of their professional capability to execute the Fund's portfolio transactions at the most favorable prices, considering all costs of the transaction, including dealer markups and markdowns.

To the extent permitted by law, a Fund, if considered advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer. Trades are executed only when they are dictated by investment decisions by Lord Abbett to cause the Lord Abbett-sponsored funds to purchase or sell portfolio securities. Purchases from underwriters of newly-issued securities for inclusion in the Funds' portfolio usually will include a concession paid to the underwriter by the issuer, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

Lord Abbett allocates the securities in a manner it determines to be fair to all portfolios over time. Lord Abbett may seek to combine or "batch" purchases or sales of a particular security placed at the same time for similarly situated portfolios, including the Funds, to facilitate "best execution" and to reduce other transaction costs, if relevant. Each portfolio that participates in a particular batched purchase or sale, including the Funds, will do so at the same price. Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating portfolios in proportion to the size of the purchase or sale placed for each portfolio (i.e., pro-rata). Lord Abbett, however, may increase or decrease the amount of a security allocated to one or more portfolios if necessary to avoid holding odd-lot or a small amount of a particular security in a portfolio. In addition, if Lord Abbett is unable to execute fully a batched transaction, and determines that it would be impractical to allocate a small amount of the security on a pro-rata basis among the portfolios, or, in circumstances under which the relative holdings of some portfolios require an allocation other than pro-rata (e.g., cash from a new portfolio being initially invested, an existing portfolio raising cash, or other circumstances under which a portfolio is over- or under-weighted in one or more holdings relative to other similarly managed portfolios), Lord Abbett allocates the securities fairly as stated above. At times, Lord Abbett is not able to batch purchases and sales for all accounts or products it is managing, such as when a limited amount of a particular security is available from only one or a limited number of broker-dealers.

TOTAL BROKERAGE COMMISSIONS PAID TO INDEPENDENT BROKER-DEALERS

The total brokerage commissions on transactions of securities paid to independent broker dealers are as follows for the past three fiscal years:


FUND                                        2005          2004           2003
----                                        ----          ----           ----
Balanced Strategy Fund                $        0    $        0     $        0
Convertible Fund                      $   87,983    $   74,575     $   20,741*
Core Fixed Income Fund                $      284    $      583     $        0
High Yield Fund                       $    5,598    $    7,264     $    3,000
Income Strategy Fund                  $        0**         N/A            N/A
Limited Duration Fund                 $        0    $        0     $        0
Total Return Fund                     $      956    $    1,842     $        0
U.S. Government Fund                  $    4,228    $    7,588     $        0
World Growth & Income Strategy Fund   $        0**         N/A            N/A


*6/23/03 (commencement of operations) through 11/30/03

** 6/29/05 (commencement of operations) through 11/30/05


                                       7.

                                CLASSES OF SHARES

Each Fund offers different classes of shares to eligible purchasers. Only Class Y shares of each Fund are offered in this SAI. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series, or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund. However, the Rule exempts the selection of independent registered public accounting firms, the approval of a contract with a principal underwriter and the election of trustees from the separate voting requirements.

The Trust does not hold meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act. Under the Trust's Declaration and Agreement of Trust ("Declaration"), shareholder meetings may be called at any time by certain officers of the Trust or by a majority of the Trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of each Fund's shareholders or upon other matters deemed to be necessary or desirable or (ii) upon the written request of the holders of at least one-quarter of each Fund's outstanding shares and entitled to vote at the meeting.

SHAREHOLDER LIABILITY. Delaware law provides that the Trust's shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private for profit corporations. The courts of some states, however, may decline to apply Delaware law on this point. The Declaration contains an express disclaimer of shareholder liability for the acts, obligations, or affairs of the Trust and requires that a disclaimer be given in each contract entered into or executed by the Trust. The Declaration provides for indemnification out of the Trust's property of any shareholder or former shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. Lord Abbett believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Under the Declaration, the Trustees may, without shareholder vote, cause the Trust to merge or consolidate into, or sell and convey all or substantially all of, the assets of the Trust to one or more trusts, partnerships or corporations, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust's registration statement. In addition, the Trustees may, without shareholder vote, cause the Trust to be incorporated under Delaware law.

Derivative actions on behalf of the Trust may be brought only by shareholders owning not less than 50% of the then outstanding shares of the Trust.

                                       8.

            PURCHASES, REDEMPTIONS, PRICING, AND PAYMENTS TO DEALERS

Information concerning how we value Fund shares is contained in the Prospectus under "Purchases" and "Redemptions."

The Funds' Board has adopted policies and procedures that are designed to prevent or stop excessive trading and market timing. Please see the Prospectus under "Purchases."

Under normal circumstances we calculate a Fund's net asset value as of the close of the NYSE on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Portfolio securities are valued at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sale price, or, if there is no sale on that day, at the last bid, or, in the case of bonds, in the over-the-counter market if that market more accurately reflects the market value of the bonds. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the last bid and asked prices. Over-the-counter fixed income securities are valued at prices supplied by independent pricing services, which reflect broker-dealer-supplied valuations and electronic data processing techniques reflecting the mean between the bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board as described in the prospectus.

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the exchange rates of such currencies against United States dollars provided by an independent pricing service at the close of regular trading on the London Stock Exchange. If such exchange rates are not available, the rate of exchange will be determined in accordance with the policies established by the Board.

The net asset value per share for the Class Y shares will be determined by taking the net assets and dividing by the number of Class Y shares outstanding. Our Class Y shares will be offered at net asset value.

CLASS Y SHARE EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your Class Y shares for Class Y shares of any Lord Abbett-sponsored funds currently offering Class Y shares to the public. You should read the prospectus of the other funds before exchanging. In establishing a new account by exchange, shares of the fund being exchanged must have a value equal to at least the minimum initial investment required for the other funds into which the exchange is made. We reserve the right to reject or restrict any purchase order or exchange request if a Fund or Lord Abbett Distributor determines that it is in the best interest of the Fund and its shareholders. Each Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or otherwise by Lord Abbett Distributor or a Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission ("SEC") deems an emergency to exist.

The Board may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 60 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

PURCHASES THROUGH FINANCIAL INTERMEDIARIES. Each Fund and/or Lord Abbett Distributor has authorized one or more agents to receive on its behalf purchase and redemption orders. Such agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of a Fund or Lord Abbett Distributor. Each Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent's authorized designee, receives the order. A Financial Intermediary may charge transaction fees on the purchase and/or sale of Fund shares.


REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. As described in each Fund's prospectus, Lord Abbett or Lord Abbett Distributor, in its sole discretion, at its own expense and without cost to the Fund or shareholders, also may make payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers") in connection with marketing and/or distribution support for Dealers, shareholder servicing, entertainment, training and education activities for the Dealers, their investment professionals and/or their clients or potential clients, and/or the purchase of products or services from such Dealers. Some of these payments may be referred to as revenue sharing payments. As of the date of this statement of additional information, the Dealers to whom Lord Abbett or Lord Abbett Distributor makes revenue sharing payments (not including payments for entertainment, and training and education activities for the Dealers, their investment professionals and/or their clients or potential clients) with respect to the Funds and/or other Lord Abbett Funds were as follows:

          Allstate Life Insurance Company
          Allstate Life Insurance Company of New York
          A.G. Edwards & Sons, Inc.
          B.C. Ziegler and Company
          Bodell Overcash Anderson & Co., Inc.
          Cadaret, Grant & Co., Inc.
          Citigroup Global Markets, Inc.
          Edward D. Jones & Co.
          Family Investors Company
          James I. Black & Co.
          National Financial Partners
          Phoenix Life and Annuity Co.
          Piper Jaffrey & Co.
          Protective Life Insurance Company
          Prudential Investment Management Services LLC
          RBC Dain Rauscher
          Raymond James & Associates, Inc.
          Raymond James Financial Services, Inc.
          Sun Life Assurance Company of Canada
          The Travelers Insurance Company

          Linsco/Private Ledger Corp.
          Mass Mutual Life Investors Services, Inc.
          McDonald Investments Inc.
          Merrill Lynch, Pierce, Fenner & Smith Incorporated
          (and/or certain of its affiliates)
          Metlife Securities, Inc.
          Morgan Stanley DW, Inc.
          The Travelers Life and Annuity Company
          UBS Financial Services Inc.
          Wachovia Securities, LLC


For more specific information about any revenue sharing payments made to your Dealer, investors should contact their investment professionals.


Thomas J. Neff, an independent Trustee of the Fund, is a director of Hewitt Associates, Inc. and owns less than .01 of 1% of the outstanding shares of Hewitt Associates, Inc. Hewitt Associates is a global human resources outsourcing and consulting firm with approximately $2.8 billion in revenue in fiscal 2005. Hewitt Associates LLC, a subsidiary of Hewitt Associates, Inc., may receive recordkeeping payments from the Fund and/or other Lord Abbett-sponsored funds. In the twelve months ended October 31, 2005, Hewitt Associates LLC received recordkeeping payments totaling approximately $414,000 from all of the Lord Abbett-sponsored Funds in the aggregate.


REDEMPTIONS IN KIND. Under circumstances in which it is deemed detrimental to the best interests of each Fund's shareholders to make redemption payments wholly in cash, each Fund may pay any portion of a redemption in excess of the lesser of $250,000 or 1% of a Fund's net assets by a distribution in kind of readily marketable securities in lieu of cash. Each Fund presently has no intention to make redemptions in kind under normal circumstances, unless specifically requested by a shareholder.

                                       9.

                              TAXATION OF THE FUNDS

Each Fund has elected, has qualified, and intends to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). Because each Fund is treated as a separate entity for federal income tax purposes, the status of each Fund as a regulated investment company is determined separately by the Internal Revenue Service. If a Fund qualifies as a regulated investment company, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders. If in any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates and when such income is distributed, such distributions will be further taxed at the shareholder level. Assuming a Fund does qualify as a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. Each Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

Each Fund intends to declare and pay as dividends each year substantially all of its net income from investments. Dividends paid by a Fund from its ordinary income or net realized short-term capital gains are taxable to you as ordinary income; however, certain qualified dividend income that a Fund receives and distributes to you is subject to a reduced tax rate of 15% (5% if you are in the 10% or 15% tax brackets) if you meet the general requirement of having held your Fund shares for more than 60 days, and you satisfy certain other requirements.

Dividends paid by a Fund from its net realized long-term capital gains are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares. The maximum federal income tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are currently (i) the same as ordinary income tax rates for capital assets held for one year or less, and (ii) 15% (5% for taxpayers in the 10% or 15% tax brackets) for capital assets held for more than one year. You should also be aware that the benefits of the long-term capital gains and qualified dividend rates may be reduced if you are subject to the alternative minimum tax. Capital gains recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations. All dividends are taxable regardless of whether they are received in cash or reinvested in Fund shares.

A Fund's net capital losses for any year cannot be passed through to you but can be carried forward for a period of years to offset the Fund's capital gains in those years. To the extent capital gains are offset by such losses, they do not result in tax liability to a Fund and are not expected to be distributed to you as long term capital gains dividends.

Dividends paid by a Fund to corporate shareholders may qualify for the dividends received deduction to the extent they are derived from dividends paid to the Fund by domestic corporations. If you are a corporation, you must have held your Fund shares for more than 45 days to qualify for the dividends received deduction. The dividends received deduction may be limited if you incur indebtedness to acquire Fund shares, and may result in reduction to the basis of your shares in a Fund if the dividend constitutes an extraordinary dividend at the Fund level.

Distributions paid by a Fund that do not constitute dividends because they exceed the Fund's current and accumulated earnings and profits will be treated as a return of capital and reduce the tax basis of your Fund shares. To the extent that such distributions exceed the tax basis of your Fund shares, the excess amounts will be treated as gains from the sale of the shares.

Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed paid by a Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year. Each Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

At the time of your purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or to undistributed taxable income of the Fund. Consequently, subsequent distributions by a Fund with respect to these shares from such appreciation or income may be taxable to you even if the net asset value of your shares is, as a result of the distributions, reduced below your cost for such shares and the distributions economically represent a return of a portion of your investment.

In general, if Fund shares are sold, you will recognize gain or loss equal to the difference between the amount realized on the sale and your adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gain dividends" received with respect to such shares. Losses on the sale of Fund shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire shares that are substantially identical.

If your Fund shares are redeemed by a distribution of securities, you will be taxed as if you had received cash equal to the fair market value of the securities. Consequently, you will have a fair market value basis in the securities.

Under Treasury regulations, if you are an individual and recognize a loss with respect to Fund shares of $2 million or more (if you are a corporation, $10 million or more) in any single taxable year (or greater amounts over a combination of years), you may be required to file a disclosure statement with the Internal Revenue Service.


Certain investment practices that a Fund may utilize, such as investing in options, futures, forward contracts, short sales, swaps, foreign currency, or foreign entities classified as "passive foreign investment companies" for U.S. tax purposes, may affect the amount, character, and timing of the recognition of gains and losses by the Fund. Such transactions may in turn affect the amount and character of Fund distributions to you.


A Fund may in some cases be subject to foreign withholding taxes, which would reduce the yield on its investments. It is generally expected that a Fund will not be eligible to pass through to you the ability to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund.

You may be subject to a 28% withholding tax on reportable dividends, capital gain distributions, and redemptions ("backup withholding"). Generally, you will be subject to backup withholding if a Fund does not have your certified taxpayer identification number on file, or, to the Fund's knowledge, the number that you have provided is incorrect or backup withholding is applicable as a result of your previous underreporting of interest or dividend income. When establishing an account, you must certify under penalties of perjury that your taxpayer identification number is correct and that you are not otherwise subject to backup withholding.

The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from a Fund can differ from the U.S. federal income tax rules described above. Many states allow you to exclude from your state taxable income the percentage of dividends derived from certain federal obligations, including interest on some federal agency obligations. Certain states, however, may require that a specific percentage of a Fund's income be derived from federal obligations before such dividends may be excluded from state taxable income. A Fund may invest some or all of its assets in such federal obligations. Each Fund intends to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on federal obligations may be excluded from state taxable income.

If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply and you should consult your tax adviser for detailed information about the tax consequences to you of owning Fund shares.

The foregoing discussion addresses only the U.S. federal income tax consequences applicable to U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the United States is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares will generally depend upon the status of the owner and the activities of the pass-through entity. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax adviser regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of U.S. gift and estate taxes.

Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.

                                       10.

                                   UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Funds. The Trust has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of each Fund, and to make reasonable efforts to sell Fund shares, on a continuous basis, so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

                                       11.

                                   PERFORMANCE

Each Fund computes the average annual compounded rates of total return during specified periods (i) before taxes, (ii) after taxes on Fund distributions, and
(iii) after taxes on Fund distributions and redemption (or sale) of Fund shares at the end of the measurement period. Each Fund equates the initial amount invested to the ending (redeemable) value of such investment by adding one to the computed average annual total return, expressed as a percentage, (i) before taxes, (ii) after taxes on Fund distributions, and (iii) after taxes on Fund distributions and redemption of Fund shares at the end of the measurement period, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all distributions (i) without the effect of taxes,
(ii) less taxes due on such Fund distributions, and (iii) less taxes due on such Fund distributions and redemption of Fund shares, on the reinvestment dates at prices calculated as stated in the Prospectus. The ending (redeemable) value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation and, in the case of after taxes on Fund distributions and redemption of Fund shares, includes subtracting capital gains taxes resulting from the redemption and adjustments to take into account the tax benefit from any capital losses that may have resulted from the redemption.

In calculating total returns for Class Y shares no sales charge is deducted from the initial investment and the total return is shown at net asset value.

Using the computation methods described above, the following table indicates the average annual compounded rates of total return on an initial investment of one thousand dollars as of November 30, 2005, for each Fund's Class Y shares, for one year, five years, ten years and the life of Fund. The after-tax returns were calculated using the highest applicable individual federal marginal tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distribution (e.g., the ordinary income rate for ordinary income distributions, the short-term capital gain rate for short-term capital gains distributions, and the long-term capital gain rate for long-term capital gains distributions). The tax rates may vary over the measurement period. Certain qualified dividends received by each Fund and distributed to you, will be subject to a reduced tax rate and not the ordinary tax rate. Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) were disregarded, as were the effect of phaseouts of certain exemptions, deductions and credits at various income levels, and the impact of the federal alternative minimum income tax. Before- and after-tax returns are provided for Class Y shares of the Funds. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. A Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


                                         1 YEAR         5 YEARS          10 YEARS         LIFE OF FUND
                                         ------         -------          --------         ------------
BALANCED STRATEGY FUND
Class Y Shares
    Before Taxes                          4.57%            -                -           8.70% (10/19/04)
Class Y Shares After
    Taxes on Distributions                3.15%            -                -           7.31% (10/19/04)
Class Y Shares After Taxes on
    Distributions and Sales of
    Fund Shares                           3.12%            -                -           6.66% (10/19/04)

CONVERTIBLE FUND
Class Y Shares
    Before Taxes                          6.45%            -                -           9.22% (6/30/03)
Class Y Shares After
    Taxes on Distributions                5.43%            -                -           8.33% (6/30/03)
Class Y Shares After Taxes on
    Distributions and Sales of
    Fund Shares                           4.17%            -                -           7.37% (6/30/03)

CORE FIXED INCOME FUND

Class Y Shares
    Before Taxes                          2.46%          6.25%              -           6.39% (3/16/98)
Class Y Shares After
    Taxes on Distributions                0.95%          3.60%              -           4.06% (3/16/98)
Class Y Shares After Taxes on
    Distributions and Sales of
    Fund Shares                           1.62%          3.71%              -           4.03% (3/16/98)

HIGH YIELD FUND
Class Y Shares
    Before Taxes                          2.28%          8.26%              -           5.41% (5/3/99)
Class Y Shares After
    Taxes on Distributions               -0.11%          4.78%              -           1.83% (5/3/99)
Class Y Shares After Taxes on
    Distributions and Sales of
    Fund Shares                           1.47%          4.89%              -           2.33% (5/3/99)

LIMITED DURATION FUND
Class Y Shares
    Before Taxes                          1.26%            -                -           0.91% (10/19/04)
Class Y Shares After
    Taxes on Distributions               -0.15%            -                -          -0.49% (10/19/04)
Class Y Shares After Taxes on
    Distributions and Sales of
    Fund Shares                           0.81%            -                -          -0.02% (10/19/04)

TOTAL RETURN FUND
Class Y Shares
    Before Taxes                          2.74%          6.56%              -           6.33% (12/14/98)
Class Y Shares After
    Taxes on Distributions                1.11%          4.03%              -           4.12% (12/14/98)
Class Y Shares After Taxes on
    Distributions and Sales of
    Fund Shares                           1.89%          4.06%              -           4.06% (12/14/98)

U.S. GOVERNMENT FUND
Class Y Shares
    Before Taxes                          2.56%            -                -           1.66% (10/19/04)
Class Y Shares After
    Taxes on Distributions                1.11%            -                -           0.23% (10/19/04)
Class Y Shares After Taxes on
    Distributions and Sales of
    Fund Shares                           1.66%            -                -           0.60% (10/19/04)

Yield quotations for Class Y shares of a fixed income fund are based on a 30-day period ended on a specified date, computed by dividing the net investment income per share earned during the period by the maximum offering price per share of such class on the last day of the period. This is determined by finding the following quotient: the dividends, and interest earned by a class during the period minus its aggregate expenses accrued during the period (net of reimbursements) and divided by the product of (i) the average daily number of class shares outstanding during the period that were entitled to receive dividends and (ii) the maximum offering price per share of such class on the last day of the period. To this quotient add one, and then increase the sum to the sixth power. Then subtract one from the product of this multiplication and multiply the remainder by two. Yield for the Class Y shares do not reflect the deduction of any sales charges. For the 30-day period ended November 30, 2005, the yield for each Fund is as follows:



                                      CLASS Y
                                      -------
Balanced Strategy Fund                 3.37%
Convertible Fund                       1.03%
Core Fixed Income Fund                 4.38%
High Yield Fund                        6.62%
Limited Duration                       4.21%
Total Return Fund                      4.58%
U.S. Government Fund                   4.51%


These figures represent past performance, and an investor should be aware that the investment return and principal value of an investment in a Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that past performance will be repeated in the future.

Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports, or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. Each Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature. In addition, each Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services, and/or investments for which reliable performance information is available.

                                       12.

                              FINANCIAL STATEMENTS


The financial statements incorporated herein by reference from the Lord Abbett Investment Trust's 2005 Annual Report to Shareholders have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and has been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                                   APPENDIX A

                      FUND PORTFOLIO INFORMATION RECIPIENTS

The following is a list of the third parties that may receive portfolio holdings or related information under the circumstances described above under Investment Policies - Policies and Procedures Governing Disclosure of Portfolio Holdings:


                                                                               PORTFOLIO COMMENTARIES,
                                                                               FACT SHEETS, PERFORMANCE
                                                        PORTFOLIO HOLDINGS     ATTRIBUTION INFORMATION
                                                        ------------------     -----------------------
                                                            (ITEM #1)*         (ITEM #2)*
ABN-AMRO Asset Management                                                                 Monthly
ACS HR Solutions                                                                          Monthly
(Formerly Mellon Employee Benefit Solutions)
ADP Retirement Services                                                                   Monthly
AG Edwards                                                                                Monthly
AIG SunAmerica                                                                            Monthly
Allstate Life Insurance Company                                                           Monthly
Alpha Investment Consulting Group LLC                                                     Monthly
Ameriprise                                                                                Monthly
(Formerly American Express Retirement Services)
American United Life Insurance Company                                                    Monthly
AMG                                                                                       Monthly
Amivest Capital Management                                                                Monthly
Amvescap Retirement                                                                       Monthly
AON Consulting                                                                            Monthly
Arnerich Massena & Associates, Inc.                           Monthly                     Monthly
Asset Performance Partners                                                                Monthly
Asset Strategies Portfolio Services, Inc.                                                 Monthly
AXA Financial Services                                                                    Monthly
Bank of America Corporation                                                               Monthly
Bank of New York                                                                          Monthly
Bank of Oklahoma                                                                          Monthly
Bank One                                                                                  Monthly
B.C. Ziegler                                                                              Monthly
Becker, Burke Associates                                      Monthly                     Monthly
Bell GlobeMedia Publishing Co.                                Monthly
Bellwether Consulting                                                                     Monthly
Berthel Schutter                                              Monthly                     Monthly
BilkeyKatz Investment Consultants                             Monthly
Brown Brothers Harriman                                                                   Monthly
Buck Consultants, Inc.                                                                    Monthly
Callan Associates Inc.                                        Monthly                     Monthly
Cambridge Associates LLC                                                                  Monthly
Cambridge Financial Services                                                              Monthly

                                                                               PORTFOLIO COMMENTARIES,
                                                                               FACT SHEETS, PERFORMANCE
                                                        PORTFOLIO HOLDINGS     ATTRIBUTION INFORMATION
                                                        ------------------     -----------------------
                                                            (ITEM #1)*         (ITEM #2)*
Ceridian                                                                                  Monthly
Charles Schwab & Co                                                                       Monthly
Chicago Trust Company                                                                     Monthly
CIBC Oppenheimer                                                                          Monthly
CitiStreet Retirement Services                                                            Monthly
Clark Consulting                                                                          Monthly
Columbia Funds                                                                            Monthly
Columbia Management Group                                                                 Monthly
Columbia Trust Company                                                                    Monthly
Concord Advisory Group Ltd.                                   Monthly                     Monthly
Consulting Services Group, LP                                                             Monthly
Copic Financial                                                                           Monthly
CPI Qualified Plan Consultants                                                            Monthly
CRA RogersCasey                                               Monthly                     Monthly
Curcio Webb                                                   Monthly                     Monthly
D.A. Davidson                                                                             Monthly
Dahab Assoc.                                                                              Monthly
Daily Access                                                                              Monthly
Defined Contribution Advisors, Inc.                                                       Monthly
Delaware Investment Advisors                                                              Monthly
Deloitte & Touche LLP                                      Semi-Annually
DeMarche Associates, Inc.                                                                 Monthly
DiMeo Schneider & Associates                                                              Monthly
Disabato Associates, Inc.                                                                 Monthly
Diversified Investment Advisors, Inc.                                                     Monthly
Dover Consulting                                                                          Monthly
EAI                                                                                       Monthly
Edward Jones                                                                              Monthly
Ennis, Knupp & Associates                                                                 Monthly
Federated Investors                                                                       Monthly
Fidelity Investment                                                                       Monthly
Fidelity Investments                                                                      Monthly
Fifth Third Bank                                                                          Monthly
First Mercantile Trust Co.                                                                Monthly
FleetBoston Financial Corp.                                                               Monthly
Franklin Templeton                                                                        Monthly
Freedom One Investment Advisors                                                           Monthly
Frost Bank                                                                                Monthly
Fuji Investment Management Co., Ltd.                                                      Monthly
Fund Evaluation Group, Inc.                                                               Monthly
Goldman Sachs                                                                             Monthly
Great West Life and Annuity Insurance Company                                             Monthly
Greenwich Associates                                                                      Monthly

                                                                               PORTFOLIO COMMENTARIES,
                                                                               FACT SHEETS, PERFORMANCE
                                                        PORTFOLIO HOLDINGS     ATTRIBUTION INFORMATION
                                                        ------------------     -----------------------
                                                            (ITEM #1)*         (ITEM #2)*
Guardian Life Insurance                                                                   Monthly
Hartford Life Insurance Company                                                           Monthly
Hartland & Co.                                                                            Monthly
Hewitt Financial Services, LLC                                                            Monthly
Hewitt Investment Group                                                                   Monthly
Highland Consulting Associates, Inc.                                                      Monthly
Holbien Associates, Inc.                                                                  Monthly
Horace Mann Life Insurance Company                                                        Monthly
HSBC                                                                                      Monthly
ICMA Retirement Corp.                                                                     Monthly
ING                                                                                       Monthly
Institutional Shareholder Services, Inc.                      Monthly                     Monthly
Intuit                                                                                    Monthly
INVESCO Retirement Services                                                               Monthly
Invesmart                                                                                 Monthly
Investment Consulting Services, LLC                                                       Monthly
Invivia                                                                                   Monthly
Irish Life Inter. Managers                                    Monthly
Iron Capital Advisors                                                                     Monthly
Janney Montgomery Scott LLC                                                               Monthly
Jefferson National Life Insurance Company                                                 Monthly
Jeffrey Slocum & Associates, Inc.                             Monthly                     Monthly
JP Morgan Consulting                                                                      Monthly
JP Morgan Fleming Asset Management                                                        Monthly
JP Morgan Investment Management                                                           Monthly
Kmotion, Inc.                                                 Monthly
LCG Associates, Inc.                                                                      Monthly
Legacy Strategic Asset Mgmt. Co.                                                          Monthly
Legg Mason                                                                                Monthly
Lincoln Financial                                                                         Monthly
LPL Financial Services                                                                    Monthly
Manulife Financial                                                                        Monthly
Marco Consulting Group                                                                    Monthly
Marquette Associates, Inc.                                                                Monthly
MassMutual Financial Group                                                                Monthly
McDonald                                                                                  Monthly
Meketa Investment Group                                                                   Monthly
Mellon Human Resources & Investor Solutions                                               Monthly
Mercer HR Services                                                                        Monthly
Mercer Investment Consulting                                                              Monthly
Merrill Corporation                                           Monthly                     Monthly
Merrill Lynch                                                                             Monthly

                                                                               PORTFOLIO COMMENTARIES,
                                                                               FACT SHEETS, PERFORMANCE
                                                        PORTFOLIO HOLDINGS     ATTRIBUTION INFORMATION
                                                        ------------------     -----------------------
                                                            (ITEM #1)*         (ITEM #2)*
Merrill Lynch, Pierce, Fenner & Smith, Inc.                   Monthly
MetLife                                                                                   Monthly
MetLife Investors                                                                         Monthly
MFS Retirement Services, Inc.                                                             Monthly
MFS/Sun Life Financial Distributors, Inc.                                                 Monthly
Midland National Life                                                                     Monthly
M & I Investment Management Company Corporation                                           Monthly
Milliman & Robertson Inc.                                                                 Monthly
Minnesota Life Insurance Company                                                          Monthly
ML Benefits & Investment Solutions                                                        Monthly
Monroe Vos Consulting Group, Inc.                                                         Monthly
Morgan Keegan                                                                             Monthly
Morgan Stanley Dean Witter                                                                Monthly
MorganStanley                                                                             Monthly
Morningstar Associates, Inc.                                                              Monthly
National City Bank                                                                        Monthly
Nationwide Financial                                                                      Monthly
NCCI Holdings, Inc.                                                                       Monthly
New England Pension Consultants                                                           Monthly
The Newport Group                                                                         Monthly
New York Life Investment Management                                                       Monthly
Nordstrom Pension Consulting                                                              Monthly
NY Life Insurance Company                                                                 Monthly
Oxford Associates                                                                         Monthly
Palmer & Cay Investment Services                                                          Monthly
Paul L. Nelson & Associates                                                               Monthly
Pension Consultants, Inc.                                                                 Monthly
PFE Group                                                                                 Monthly
PFM Group                                                                                 Monthly
PFPC, Inc.                                                                                Monthly
Phoenix Life Insurance Company                                                            Monthly
Pierce Park Group                                                                         Monthly
Piper Jaffray/ USBancorp                                                                  Monthly
Planco                                                        Monthly
PNC Advisors                                                                              Monthly
Portfolio Evaluations, Inc.                                                               Monthly
Prime, Buchholz & Associates, Inc.                                                        Monthly
Princeton Retirement                                                                      Monthly
Principal Financial                                                                       Monthly
Protective Life Corporation                                                               Monthly
Prudential Financial                                                                      Monthly
Prudential Investments                                                                    Monthly

                                                                               PORTFOLIO COMMENTARIES,
                                                                               FACT SHEETS, PERFORMANCE
                                                        PORTFOLIO HOLDINGS     ATTRIBUTION INFORMATION
                                                        ------------------     -----------------------
                                                            (ITEM #1)*         (ITEM #2)*
Prudential Securities, Inc.                                                               Monthly
Putnam Fiduciary Trust Company (Mercer HR)                    Monthly
Putnam Investments                                                                        Monthly
Quant Consulting                                                                          Monthly
Reuters, Ltd.                                                 Monthly                     Monthly
R.V. Kuhns & Associates, Inc.                                                             Monthly
Raymond James Financial                                                                   Monthly
RBC Dain Rauscher                                                                         Monthly
Rocaton Investment Advisors, LLC                              Monthly                     Monthly
Ron Blue & Co.                                                                            Monthly
Roszel Advisors, LLC                                                                      Monthly
Russell Investment Group                                                                  Monthly
Scudder Investments                                                                       Monthly
Segal Advisors                                                                            Monthly
SEI Investment                                                                            Monthly
SG Constellation LLC                                          Monthly                     Monthly
Shields Associates                                                                        Monthly
Smith Barney                                                                              Monthly
Spagnola-Cosack, Inc.                                                                     Monthly
Standard & Poor's                                                                         Monthly
Stanton Group                                                                             Monthly
State Street Bank & Trust Co.                                 Monthly                     Monthly
Stearne, Agee & Leach                                                                     Monthly
Stephen's, Inc.                                                                           Monthly
Stifel Nicolaus                                                                           Monthly
Strategic Advisers, Inc.                                      Monthly
Strategic Investment Solutions                                                            Monthly
Stratford Advisory Group, Inc.                                                            Monthly
Summit Strategies Group                                                                   Monthly
Sun Life Financial Distributors, Inc.                                                     Monthly
T. Rowe Price Associates, Inc.                                                            Monthly
TD Asset Management                                                                       Monthly
The 401k Company                                                                          Monthly
The Carmack Group, Inc.                                                                   Monthly
The Managers Fund                                                                         Monthly
The Vanguard Group                                                                        Monthly
TIAA-CREF                                                                                 Monthly
Towers Perrin                                                                             Monthly
Transamerica Retirement Services                                                          Monthly
Travelers Life & Annuity Company                                                          Monthly
UBS- Prime Consulting Group                                                               Monthly
UMB                                                                                       Monthly

                                                                               PORTFOLIO COMMENTARIES,
                                                                               FACT SHEETS, PERFORMANCE
                                                        PORTFOLIO HOLDINGS     ATTRIBUTION INFORMATION
                                                        ------------------     -----------------------
                                                            (ITEM #1)*         (ITEM #2)*
Union Bank of California                                                                  Monthly
US Bank                                                                                   Monthly
USI Retirement                                                                            Monthly
Valic                                                                                     Monthly
Vanguard                                                                                  Monthly
Victory Capital Management                                                                Monthly
Vestek Systems, Inc.                                          Monthly
Wachovia Bank                                                                             Monthly
Watson Wyatt Worldwide                                        Monthly                     Monthly
Welch Hornsby                                                                             Monthly
Wells Fargo                                                                               Monthly
William M. Mercer Consulting Inc.                                                         Monthly
Wilshire Associates Incorporated                                                          Monthly
Wurts & Associates                                            Monthly                     Monthly
Wyatt Investment Consulting, Inc.                                                         Monthly
Yanni Partners                                                                            Monthly

----------
*This information is or may be provided within 15 days after the end of the period indicated below, unless otherwise noted. Many of the recipients actually receive the information on a quarterly basis, rather than on a monthly basis as noted in the chart.

                                   APPENDIX B

                                                                November 8, 2005

                             LORD, ABBETT & CO. LLC

                      PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

     Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett's Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, the Firm's Managing Member and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. In each case where an investment team declines to follow a recommendation of a company's management, a detailed explanation of the reason(s) for the decision is entered into the proxy voting system. Lord Abbett has retained Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

     The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds' Proxy Committee Charter provides that the Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

     Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett's proxy voting process would be limited. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds' Proxy Committees and seek voting instructions from those Committees in accordance with the procedures described below under "Specific Procedures for Potential Conflict Situations". If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow a recommendation of ISS. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow the recommendation of ISS.

SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

SITUATION 1. Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

     Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a "Fund Director Company"). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided NOT to follow the proxy voting recommendation of ISS, then Lord Abbett shall bring that issue to the Fund's Proxy Committee for instructions on how to vote that proxy issue.

     The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund's Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

SITUATION 2. Lord Abbett has a Significant Business Relationship with a Company.

     Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) that have a significant business relationship with Lord Abbett (a "Relationship Firm"). A "significant business relationship" for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds' total shares for the last 12 months;
(b) a firm which is a sponsor firm with respect to Lord Abbett's Private Advisory Services business; (c) an institutional client which has an investment management agreement with Lord Abbett; (d) an institutional investor having at least $5 million in Class Y shares of the Lord Abbett Funds; and (e) a large plan 401(k) client with at least $5 million under management with Lord Abbett.

     For each proxy issue involving a Relationship Firm, Lord Abbett shall notify the Fund's Proxy Committee and shall seek voting instructions from the Fund's Proxy Committee only in those situations where Lord Abbett has proposed NOT to follow the recommendations of ISS.

SUMMARY OF PROXY VOTING GUIDELINES

     Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

ELECTION OF DIRECTORS

     Lord Abbett will generally vote in accordance with management's recommendations on the election of directors. However, votes on director nominees are made on a case-by- case basis. Factors that are considered include current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors' investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.

     There are some actions by directors that may result in votes being withheld. These actions include:

     1) Attending less than 75% of board and committee meetings without a valid excuse.
     2) Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.
     3) Failing to act on takeover offers where a majority of shareholders tendered their shares.
     4) Serving as inside directors and sit on an audit, compensation, stock option or nomination committee.
     5)   Failing to replace management as appropriate.

     We will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.

INCENTIVE COMPENSATION PLANS

     We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case by case basis. We use ISS for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

     We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

     1) The stock's volatility, to ensure the stock price will not be back in the money over the near term.
     2)   Management's rationale for why the repricing is necessary.
     3) The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.
     4) Other factors, such as the number of participants, term of option, and the value for value exchange.

     In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies' compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

Shareholder Rights

CUMULATIVE VOTING

     We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

CONFIDENTIAL VOTING

     There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

     On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

SUPERMAJORITY VOTING

     Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

TAKEOVER ISSUES

     Votes on mergers and acquisitions must be considered on a case by case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more that 10% of the company's voting stock. Restructuring proposals will also be evaluated on a case by case basis following the same guidelines as those used for mergers.

     Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1) Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2) Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

3) Shareholder Rights Plans (so-called "Poison Pills"), usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case by case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4) "Chewable Pill" provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally "Chewable Pill" provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

     - Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.
     -    No dead-hand or no-hand pills.
     - Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.
     - Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

SOCIAL ISSUES

     It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

                                   APPENDIX C

                             CORPORATE BOND RATINGS


LONG-TERM OBLIGATION RATINGS

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

MOODY'S LONG-TERM RATING DEFINITIONS:

Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P LONG TERM ISSUE CREDIT RATINGS

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA

An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D

An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                          LORD ABBETT INVESTMENT TRUST
                                     PART C
                                OTHER INFORMATION

Item 23.    EXHIBITS

 (a)      (i)     DECLARATION AND AGREEMENT OF TRUST, AS AMENDED. Amendments to
                  Declaration and Agreement of Trust incorporated by reference to Post-Effective Amendments Nos. 14, 28, 32, 35, 36, and 37, filed on April 14, 1998, August 1, 2000, and March 29, 2002,
                  June 26, 2003, March 31, 2004, August 19, 2004, respectively.

          (ii) AMENDMENT TO DECLARATION AND AGREEMENT OF TRUST DATED APRIL 16, 2001. Incorporated by reference to Post-Effective Amendment No. 40 filed on March 31, 2004.

          (iii) AMENDMENT TO DECLARATION AND AGREEMENT OF TRUST DATED JUNE 23, 2005. Incorporated by reference to Post-Effective Amendment No. 42 filed on June 29, 2005.

          (iv) AMENDMENT TO DECLARATION AND AGREEMENT OF TRUST EFFECTIVE JULY 1, 2005. Incorporated by reference to Post-Effective Amendment No. 42 filed on June 29, 2005.

 (b)      BY-LAWS. Amended and Restated as of April 20, 2004 and incorporated by reference to Post-Effective Amendment No. 37 filed on August 19, 2004.

 (c)      INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS. Not applicable.

 (d)      (i)     MANAGEMENT AGREEMENT DATED OCTOBER 20, 1993.*
          (ii)    ADDENDUM TO MANAGEMENT AGREEMENT DATED OCTOBER 20, 1993.*
          (iii)   ADDENDUM TO MANAGEMENT AGREEMENT DATED NOVEMBER 16, 1994.*
          (iv)    ADDENDUM TO MANAGEMENT AGREEMENT DATED JULY 8, 1996.*
          (v)     ADDENDUM TO MANAGEMENT AGREEMENT DATED DECEMBER 12, 1997.*
          (vi)    ADDENDUM TO MANAGEMENT AGREEMENT DATED MARCH 16, 1998.*
          (vii)   ADDENDUM TO MANAGEMENT AGREEMENT DATED OCTOBER 21, 1998.*
          (viii)  ADDENDUM TO MANAGEMENT AGREEMENT DATED JUNE 30, 2003.
                  Incorporated by reference to Post-Effective Amendment No. 36 filed on March 31, 2004.
          (ix)    ADDENDUM TO MANAGEMENT AGREEMENT DATED MARCH 11, 2004
                  (Balanced Series) incorporated by reference to Post-Effective
                  Amendment No. 37 filed on August 19, 2004.
          (x)     ADDENDUM TO MANAGEMENT AGREEMENT DATED DECEMBER 1, 2004. FILED
                  HEREIN.
          (xi)    ADDENDUM TO MANAGEMENT AGREEMENT DATED JUNE 29, 2005.
                  Incorporated by reference to Post- Effective Amendment No. 42 filed on June 29, 2005.
          (xii)   ADDENDUM TO MANAGEMENT AGREEMENT DATED DECEMBER 1, 2005. FILED
                  HEREIN.
          (v)     EXPENSE REIMBURSEMENT AGREEMENT FOR THE FISCAL YEAR ENDED
                  NOVEMBER 30, 2005. FILED HEREIN.
          (vi) EXPENSE REIMBURSEMENT AGREEMENT FOR THE FISCAL YEAR ENDING NOVEMBER 30, 2006. FILED HEREIN.
          (vii) MANAGEMENT FEE WAIVER AGREEMENTS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2005. FILED HEREIN.
          (viii)  MANAGEMENT FEE WAIVER AGREEMENTS FOR THE FISCAL YEAR ENDING
                  NOVEMBER 30, 2006. FILED HEREIN.

----------
          * Incorporated by reference to Post-Effective Amendment No. 32 filed on March 29, 2002.

 (e) UNDERWRITING CONTRACTS. Distribution Agreement. Incorporated by reference to Post-Effective Amendment No. 32 filed on March 29, 2002.

 (f) BONUS OR PROFIT SHARING CONTRACT. Equity Based Plans for Non-Interested Persons, Directors and Trustees of Lord Abbett Funds is incorporated by reference to Post-Effective Amendment No. 29 filed on March 30, 2001.

 (g)      (i) CUSTODIAN AGREEMENT WITH AMENDMENTS. Incorporated by reference to
              Post-Effective Amendment No. 39 filed on January 31, 2005.

          (ii) FORM OF AMENDMENT TO CUSTODIAN AGREEMENT DATED JUNE 29, 2005. Incorporated by reference to Post-Effective Amendment No. 42 filed on June 29, 2005.

 (h)      OTHER MATERIAL CONTRACTS.

          (i) TRANSFER AGENCY AGREEMENT. Incorporated by reference to Post-Effective Amendment No. 39 filed on January 31, 2005.
          (ii) FORM OF AMENDMENT TO TRANSFER AGENCY AGREEMENT DATED JUNE 29, 2005. Incorporated by reference to Post-Effective Amendment No. 42 filed on June 29, 2005.
          (iii) ADMINISTRATIVE SERVICES AGREEMENT WITH AMENDMENTS #1-#8. FILED HEREIN

 (i) LEGAL OPINION. OPINION OF WILMER CUTLER PICKERING HALE & DORR LLP. FILED HEREIN.

 (j)      OTHER OPINION. CONSENT OF DELOITTE & TOUCHE LLP. FILED HEREIN

 (k) OMITTED FINANCIAL STATEMENTS. Incorporated by reference to Registrant's 2005 Annual Report filed on February 3, 2006.

 (l)      INITIAL CAPITAL AGREEMENTS. Not applicable.

 (m)      RULE 12b-1 PLANS.
                  (i)    Form of Rule 12b-1 Class A Plan.*
                  (ii)   Form of Rule 12b-1 Class B Plan.*
                  (iii)  Form of Rule 12b-1 Class C Plan.*
                  (iv)   Form of Rule 12b-1 Class P Plan.*

----------
        * Incorporated by reference to Post-Effective Amendment No. 42 filed on June 29, 2005.

 (n) AMENDED AND RESTATED RULE 18f-3 PLAN. Incorporated by reference to Post-Effective Amendment No. 42 filed on June 29, 2005.

 (o)      RESERVED.

 (p)      CODE OF ETHICS. FILED HEREIN.

Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

          None.

Item 25.  INDEMNIFICATION

          The Registrant is a Delaware statutory trust established under Chapter 38 of Title 12 of the Delaware Code. The Registrant's Declaration and Agreement of Trust at Section 4.3 relating to indemnification of trustees, officers, etc. states the following:

          The Trust shall indemnify each of its Trustees, officers, employees and agents (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body in which he or she may be or may have been involved as a party or otherwise or with which he or she may be or may have been threatened, while acting as Trustee or as an officer, employee or agent of the Trust or the Trustees, as the case may be, or thereafter, by reason of his or her being or having been such a Trustee, officer, employee or agent, EXCEPT with respect to any matter as to which he or she shall have been adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or any Series thereof. Notwithstanding anything herein to the contrary, if any matter which is the subject of indemnification hereunder relates only to one Series (or to more than one but not all of the Series of the Trust), then the indemnity shall be paid only out of the assets of the affected Series. No individual shall be indemnified hereunder against any liability to the Trust or any Series thereof or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In addition, no such indemnity shall be provided with respect to any matter disposed of by settlement or a compromise payment by such Trustee, officer, employee or agent, pursuant to a consent decree or otherwise, either for said payment or for any other expenses unless there has been a determination that such compromise is in the best interests of the Trust or, if appropriate, of any affected Series thereof and that such Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or, if appropriate, of any affected Series thereof, and did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. All determinations that the applicable standards of conduct have been met for indemnification hereunder shall be made by (a) a majority vote of a quorum consisting of disinterested Trustees who are not parties to the proceeding relating to indemnification, or (b) if such a quorum is not obtainable or, even if obtainable, if a majority vote of such quorum so directs, by independent legal counsel in a written opinion, or (c) a vote of Shareholders (excluding Shares owned of record or beneficially by such individual). In addition, unless a matter is disposed of with a court determination (i) on the merits that such Trustee, officer, employee or agent was not liable or (ii) that such Person was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, no indemnification shall be provided hereunder unless there has been a determination by independent legal counsel in a written opinion that such Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

          The Trustees may make advance payments out of the assets of the Trust or, if appropriate, of the affected Series in connection with the expense of defending any action with respect to which indemnification might be sought under this Section 4.3. The indemnified Trustee, officer, employee or agent shall give a written undertaking to reimburse the Trust or the Series in the event it is subsequently determined that he or she is not entitled to such indemnification and
          (a) the indemnified Trustee, officer, employee or agent shall provide security for his or her undertaking, (b) the Trust shall be insured against losses arising by reason of lawful advances, or (c) a majority of a quorum of disinterested Trustees or an independent legal counsel in a written opinion shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. The rights accruing to any Trustee, officer, employee or agent under these provisions shall not exclude any other right to which he or she may be lawfully entitled and shall inure to the benefit of his or her heirs, executors, administrators or other legal representatives.

          Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          In addition, the Registrant maintains a trustees' and officers' errors and omissions liability insurance policy protecting trustees and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as trustees or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

 (a)      Adviser - Lord, Abbett & Co. LLC

          Lord, Abbett & Co. LLC is the investment adviser of the Registrant and provides investment management services to the Lord Abbett Family of Funds and to various pension plans, institutions and individuals. Lord Abbett Distributor LLC, a limited liability company, serves as its distributor and principal underwriter.

 (b)      Partners

The following are partners of Lord, Abbett & Co. LLC. Joan A. Binstock, Michael Brooks, Zane E. Brown, Patrick Browne, John J. DiChiaro, Sholom Dinsky, Lesley-Jane Dixon, Robert Dow, Milton Ezrati, Kevin P. Ferguson, Robert P. Fetch, Daria L. Foster, Daniel H. Frascarelli, Robert I. Gerber, Michael S. Goldstein, Michael A. Grant, Howard E. Hansen, Gerard Heffernan, Charles Hofer,
W. Thomas Hudson, Cinda Hughes, Ellen G. Itskovitz, Larry H. Kaplan, Jerald Lanzotti, Richard Larsen, Robert A. Lee, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Jr., Paul McNamara, Robert G. Morris, Robert J. Noelke, A. Edward Oberhaus III, F. Thomas O'Halloran, R. Mark Pennington, Walter Prahl, Michael Radziemski, Eli M. Salzmann, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Richard Smola, Jarrod Sohosky, Diane Tornejal, Christopher J. Towle, Edward von der Linde and Marion Zapolin.

The principal business address of each of these persons is c/o the Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, NJ 07302-3973.

None of the partners is or has been engaged in any other business, profession, vocation or employment of a substantial nature within the last two fiscal years for his/her own account or in the capacity of director, officer employee, partner or trustee.

Item 27.          PRINCIPAL UNDERWRITER

       (a) Lord Abbett Distributor LLC serves as principal underwriter for the Registrant. Lord Abbett Distributor LLC also serves as principal underwriter for the following Lord Abbett-sponsored funds:

            Lord Abbett Affiliated Fund, Inc.
            Lord Abbett Blend Trust
            Lord Abbett Bond-Debenture Fund, Inc.
            Lord Abbett Developing Growth Fund, Inc.
            Lord Abbett Global Fund, Inc.
            Lord Abbett Large-Cap Growth Fund
            Lord Abbett Mid-Cap Value Fund, Inc.
            Lord Abbett Research Fund, Inc.
            Lord Abbett Securities Trust
            Lord Abbett Series Fund, Inc.
            Lord Abbett Municipal Income Fund, Inc.
            Lord Abbett Municipal Income Trust
            Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

(b) Lord Abbett Distributor LLC is a wholly-owned subsidiary of Lord, Abbett & Co. LLC. The principal officers of Lord Abbett Distributor LLC are:

               Name and Principal  Positions and Offices with   Positions and Offices
               Business Address *  Lord Abbett Distributor LLC  with Registrant

               Robert S. Dow       Chief Executive Officer      Chairman and President
               Lawrence H. Kaplan  General Counsel              Vice President & Assistant
                                                                 Secretary

               Marion Zapolin      Chief Financial Officer      Not Applicable
               John K. Forst       Deputy General Counsel       Vice President & Assistant
                                                                 Secretary

               James W. Bernaiche  Chief Compliance Officer     Chief Compliance Officer

               *  Each Officer has a principal business address of:
                  90 Hudson Street, Jersey City, New Jersey  07302

(c)       Not applicable.

Item 28.  LOCATION OF ACCOUNTS AND RECORDS

          The Registrant maintains the records required by Rules 31a - 1(a) and
          (b), and 31a - 2(a) at its main office.

          Lord, Abbett & Co. LLC maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

          Certain records such as cancelled stock certificates and correspondence may be physically maintained at the main office of the Registrant`s Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 29.  MANAGEMENT SERVICES

          None.


Item 30.  UNDERTAKINGS

          The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant`s latest annual report to shareholders, upon request and without charge.

          The Registrant undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and had duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Jersey City, and State of New Jersey as of the 30th day of March, 2006.


                              LORD ABBETT INVESTMENT TRUST

                              BY:/s/ Christina T. Simmons
                                 -----------------------------------------------
                                      Christina T. Simmons
                                      Vice President & Assistant Secretary

                              BY:/s/ Joan A. Binstock
                                 -----------------------------------------------
                                      Joan A. Binstock
                                      Chief Financial Officer and Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                         TITLE                        DATE
----------                         -----                        ----
                                   Chairman, President
/s/Robert S. Dow *                 and director                 March 30, 2006
------------------
Robert S. Dow

/s/E. Thayer Bigelow *             Director                     March 30, 2006
----------------------
E. Thayer Bigelow

/s/William H. T. Bush*             Director                     March 30, 2006
----------------------
William H. T. Bush

/s/Robert B. Calhoun, Jr.*         Director                     March 30, 2006
--------------------------
Robert B. Calhoun, Jr.

/s/Julie A. Hill*                  Director                     March 30, 2006
-----------------
Julie A. Hill

/s/Franklin W. Hobbs*              Director                     March 30, 2006
---------------------
Franklin W. Hobbs

/s/C. Alan Macdonald*              Director                     March 30, 2006
---------------------
C. Alan MacDonald

/s/Thomas J. Neff*                 Director                     March 30, 2006
------------------
Thomas J. Neff


* BY:    /s/ Christina T. Simmons
         ------------------------
         Christina T. Simmons
         Attorney - in - Fact

                                POWER OF ATTORNEY

     Each person whose signature appears below on this Registration Statement hereby constitutes and appoints Paul A. Hilstad, Lawrence H. Kaplan and Christina T. Simmons, each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement of each Fund enumerated on Exhibit A hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                         TITLE                        DATE
                                   Chairman, President
/s/Robert S. Dow                   and Director/Trustee         April 19, 2005
Robert S. Dow                      ----------------------       --------------

/s/ E. Thayer Bigelow              Director/Trustee             April 29, 2005
E. Thayer Bigelow                  ----------------------       --------------

/s/ William H. T. Bush             Director/Trustee             April 19, 2005
William H. T. Bush                 ----------------------       --------------

/s/ Robert B. Calhoun, Jr.         Director/Trustee             April 19, 2005
Robert B. Calhoun, Jr.             ----------------------       --------------

/s/ Julie A. Hill                  Director/Trustee             April 19, 2005
Julie A. Hill                      ----------------------       --------------

/s/ Franklin W. Hobbs              Director/Trustee             April 19, 2005
Franklin W. Hobbs                  ----------------------       --------------

/s/ C. Alan MacDonald              Director/Trustee             April 19, 2005
C. Alan MacDonald                  ----------------------       --------------

/s/ Thomas J. Neff                 Director/Trustee             April 19, 2005
Thomas J. Neff                     ----------------------       --------------

                                    EXHIBIT A

                        Lord Abbett Affiliated Fund, Inc.

                             Lord Abbett Blend Trust

                      Lord Abbett Bond-Debenture Fund, Inc.

                    Lord Abbett Developing Growth Fund, Inc.

                          Lord Abbett Global Fund, Inc.

                          Lord Abbett Investment Trust

                        Lord Abbett Large-Cap Growth Fund

                      Lord Abbett Mid-Cap Value Fund, Inc.

                         Lord Abbett Research Fund, Inc.

                          Lord Abbett Securities Trust

                          Lord Abbett Series Fund, Inc.

                     Lord Abbett Municipal Income Fund, Inc.

                       Lord Abbett Municipal Income Trust

         Lord Abbett U.S. Government & Government Sponsored Enterprises
                             Money Market Fund, Inc.